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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EXCO RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXCO Resources, Inc.

Notice of 2007
Annual Meeting
of Shareholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

, , 2007 [A.M./P.M.] local time [Royal Oaks Country Club 7915 Greenville Avenue Dallas, Texas]

EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

                , 2007

Dear EXCO Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of EXCO Resources, Inc. The meeting will be held at             [a.m./p.m.] local time on            ,                 , 2007, at [the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas.] Your Board of Directors and management look forward to greeting those of you able to attend in person. We have included a map and directions to the meeting site on the back page of this proxy statement.

  •
  You will find enclosed a Notice of Meeting that identifies the proposals to be presented for your action.

  •
  You will find enclosed the 2006 Annual Report, which includes our financial statements.

        Your vote is important. The Board of Directors appreciates and encourages shareholder participation in the company's affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

        On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Douglas H. Miller Chairman of the Board and Chief Executive Officer

EXCO RESOURCES, INC.
12377 Merit Drive    •    Suite 1700
Dallas, Texas 75251
(214) 368-2084    •    Fax (214) 368-2087

Notice of Annual Meeting of Shareholders

To Be Held                , 2007

        The 2007 Annual Meeting of Shareholders of EXCO Resources, Inc., a Texas corporation ("EXCO" or the "Company") will be held at             [a.m./p.m.] local time on                , 2007 at [the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas] for the following purposes:

  (1)
  to elect seven directors to the Board of Directors, each for a one-year term;

  (2)
  to consider and vote upon a proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Statements of Designation of our Series A-1 and Series A-2 Hybrid Preferred Stock, including the convertibility of the Hybrid Preferred Stock into shares of our common stock, par value $0.001 per share; (ii) the issuance of shares of our common stock upon the conversion of such shares of Hybrid Preferred Stock; and (iii) the removal of the restrictions on conversion price adjustments for our Series A-1, Series A-2, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock set forth in Section 10 of the Statements of Designation for each such series of 7.0% Cumulative Convertible Perpetual Preferred Stock;

  (3)
  if the shareholders do not approve proposal 2 above, to consider and vote upon a proposal to remove the restrictions on conversion price adjustments for our Series A-1, Series A-2, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock set forth in Section 10 of the Statements of Designation for each such series of 7.0% Cumulative Convertible Perpetual Preferred Stock;

  (4)
  to consider and vote upon a proposal to amend the EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by                        shares;

  (5)
  to consider and vote upon an amendment to EXCO's Third Amended and Restated Articles of Incorporation to increase the total number of shares of authorized capital stock from 260,000,000 to 360,000,000, 350,000,000 shares of which will be common stock, par value $0.001 per share, and 10,000,000 shares of which will be preferred stock, par value $0.001 per share;

  (6)
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm; and

  (7)
  to transact such other business as may arise that can properly be conducted at the meeting or any adjournment.

        The Board of Directors has fixed the close of business on                , 2007 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for the 10 calendar days prior to the meeting.

        Your participation in the Company's affairs is important. Officers of the Company will be present to respond to questions from shareholders.

YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

  •
  USE THE TOLL-FREE NUMBER shown on your proxy card;

  •
  VISIT THE WEBSITE noted on your proxy card to vote via the Internet;

  •
  MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

  •
  VOTE IN PERSON by appearing at the annual meeting and submitting a ballot at the meeting.

SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

        If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, D.F. King & Co., Inc. toll-free at (888) 567-1626.

By Order of the Board of Directors,
William L. Boeing Vice President, General Counsel and Secretary
Dallas, Texas , 2007

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
ELECTION OF DIRECTORS
Common Stock Directors and Nominees
Preferred Stock Director Designees
Board Committees and Meetings
Lead Director
Report of the Audit Committee
Director Compensation
Corporate Governance
Executive Officers
Other Officers of Our Company
Compensation Discussion and Analysis
Compensation of Executive Officers
Compensation Committee Report on Executive Compensation
Compensation Committee Interlocks and Insider Participation
Equity Compensation Plan Information
Section 16(a) Beneficial Ownership Reporting Compliance
Transactions with Related Persons

APPROVAL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS SET FORTH ON ANNEX III OF THE STATEMENTS OF DESIGNATION OF OUR HYBRID PREFERRED STOCK, THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF SUCH SHARES OF HYBRID PREFERRED STOCK AND THE REMOVAL OF THE RESTRICTIONS ON CONVERSION PRICE ADJUSTMENTS FOR THE CONVERTIBLE PREFERRED STOCK
Overview
Need for Shareholder Approval
Impact on the Company's Capitalization
Consequences to the Company and the Holders of its Common Stock
Principal Terms of the Convertible Preferred Stock
Principal Terms of the Hybrid Preferred Stock
Principal Differences Between the Hybrid Preferred Stock prior to and after Shareholder Approval of the Full NYSE Proposal
Board Recommendation
Reasons for the Board Recommendation
Vote Required
APPROVAL OF THE REMOVAL OF THE RESTRICTIONS ON CONVERSION PRICE ADJUSTMENTS FOR THE CONVERTIBLE PREFERRED STOCK
Overview
Board Recommendation
Reasons for Board Recommendation
Vote Required
AMENDMENT OF 2005 LONG-TERM INCENTIVE PLAN
Summary of Proposed Amendment
Summary of the Incentive Plan Terms
Burn Rate
Federal Income Tax Consequences of Awards
Plan Benefits
AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
Background

Purpose
Effect on Existing Shareholders
Possible Anti-Takeover Effects
The Amendment
Vote Required
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Fees
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS; DOCUMENTS INCORPORATED BY REFERENCE

ii

EXCO RESOURCES, INC.
12377 MERIT DRIVE • SUITE 1700
DALLAS, TEXAS 75251
(214) 368-2084 • FAX (214) 368-2087

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held                        , 2007

        Unless the context requires otherwise, references in this proxy statement to "EXCO," "we," "us," "our" and the "Company" are to EXCO Resources, Inc., its consolidated subsidiaries and EXCO Holdings Inc. ("EXCO Holdings"), our former parent company, which was acquired by and into which EXCO Holdings II, Inc. ("Holdings II") merged in October 2005. On February 14, 2006, EXCO Holdings merged with and into EXCO Resources, Inc. References to "EXCO Resources" are to EXCO Resources, Inc. Unless the context otherwise requires, references to the "shareholders" are to the holders of our voting securities, which currently consist of our common stock, par value $0.001 per share ("Common Stock"), and as to certain matters to be voted upon, our Series A-1, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock.

        The accompanying proxy is solicited by the Board of Directors on behalf of EXCO Resources, Inc., a Texas corporation, to be voted at the 2007 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on                        , 2007, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment(s) thereof. This proxy statement and accompanying form of proxy are being mailed on or about                        , 2007. The Company's Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2006 is enclosed herewith, but does not form any part of the materials for solicitation of proxies. Although this proxy statement is being mailed to all shareholders, this solicitation is being made by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, only with respect to the holders of our Common Stock.

        The executive offices of the Company are located at, and the mailing address of the Company is, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

        A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

        It is a document that regulations of the Securities and Exchange Commission (the "SEC") require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

        At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including the following matters, which will be voted upon solely by the holders of our Common Stock: (1) the election of seven directors to the Board of Directors, each for a one-year term (these seven directors are referred to as the "Common Stock Directors"); (2) a proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Statements of Designation of our Series A-1 and Series A-2 Hybrid Preferred Stock (together, the "Hybrid Preferred Stock"), including the convertibility of the Hybrid Preferred Stock into shares of our Common Stock, (ii) the issuance of shares of Common Stock upon the conversion of such shares of Hybrid Preferred Stock, and (iii) the removal of the restrictions on conversion price adjustments for our Series A-1, Series A-2, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock (these series are collectively referred to as the "Convertible Preferred Stock," except that with respect to voting, the term "Convertible Preferred Stock" shall be deemed to refer only to the Series A-1, Series B and Series C Convertible Preferred Stock, which are the only series of Convertible Preferred Stock with voting rights and the only series currently outstanding, and together, the Hybrid Preferred Stock and the Convertible Preferred Stock are referred to as the "Preferred Stock") set forth in Section 10 of the Statement of Designation for each series of Convertible Preferred Stock (this proposal is referred to as the "Full NYSE Proposal"); and (3) if the shareholders do not approve the Full NYSE Proposal, a proposal to remove the restrictions on conversion price adjustments for our Convertible Preferred Stock set forth in Section 10 of the Statement of Designation for each series of Convertible Preferred Stock (this proposal is referred to as the "Limited NYSE Proposal"), and the following matters, which will be voted upon by the holders of our Common Stock and Convertible Preferred Stock: (1) a proposal to amend the EXCO Resources, Inc. 2005 Long-Term Incentive Plan (the "Incentive Plan") to increase the total number of shares of Common Stock authorized for issuance under such plan by                        shares (this proposal is referred to as the "Incentive Plan Amendment Proposal"); (2) an amendment to EXCO's Third Amended and Restated Articles of Incorporation to increase the total number of shares of authorized capital stock from 260,000,000 to 360,000,000, 350,000,000 shares of which will be common stock, par value $0.001 per share, and 10,000,000 shares of which will be preferred stock, par value $0.001 per share (this proposal is referred to as the "Charter Amendment Proposal"); (3) ratification of the appointment of KPMG LLP as our independent registered public accounting firm (this proposal is referred to as the "Ratification of KPMG"); and (4) transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment. Also, management will report on the Company's performance during the last fiscal year and respond to questions from shareholders.

What is "householding" and how does it affect me?

        With respect to eligible shareholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, Attn: Secretary or by calling (214) 368-2084 and asking for investor relations. Eligible shareholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

        We hereby undertake to deliver promptly, upon written request, a copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

How can I obtain electronic access to proxy materials and the annual report?

        This proxy statement and our 2006 Annual Report are available on our website at www.excoresources.com. If you are interested in receiving all future shareholder communications electronically, including proxy statements and annual reports, please visit [                        ] and register for electronic distribution. Once you register, any time we distribute materials or communications to our shareholders, you will receive an email notification containing an Internet address which will direct you to these documents. Once you have registered for electronic distribution, you will continue to receive all shareholder communications electronically until you change this election at [                        ]. Electronic distribution saves the Company the cost of printing and mailing the documents to you, reduces the amount of mail you receive and is environmentally friendly by helping to conserve natural resources consumed in the printing process.

        As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What is the record date and what does it mean?

        The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on                        , 2007 (the "Record Date"). The Record Date is established by the Board of Directors as required by Texas law. On the Record Date,                         shares of Common Stock and 39,008 shares of Convertible Preferred Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

        Subject to the limitations set forth below, holders of Common Stock and holders of Convertible Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting. The shares of Hybrid Preferred Stock are non-voting and, therefore, holders of Hybrid Preferred Stock may not vote at the Annual Meeting.

What are the voting rights of the holders of Common Stock and Convertible Preferred Stock?

        Each holder of Common Stock is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Each holder of Convertible Preferred Stock is entitled to approximately 526.3 votes per preferred share on (i) the Incentive Plan Amendment Proposal, (ii) the Charter Amendment Proposal and (iii) the Ratification of KPMG as set forth on the accompanying Notice. Holders of Convertible Preferred Stock do not have the right to vote to approve the Full NYSE Proposal or the Limited NYSE Proposal. Therefore, if such proposals do not receive a majority of the votes cast by holders of shares of Common Stock, such proposals will not be approved. Neither the Company's Third Amended and Restated Articles of Incorporation, as amended, nor its Amended and Restated Bylaws, as amended, allow for cumulative voting rights.

        The holders of Convertible Preferred Stock do not have the right to vote with the holders of Common Stock to elect the Common Stock Directors at the Annual Meeting. Instead, the holders of Convertible Preferred Stock are entitled to designate and elect four members of the Board of Directors (the "Preferred Stock Director Designees"), two of whom were appointed to the Board of Directors on March 30, 2007 and the remaining two of whom are anticipated to be elected by such holders promptly following the Annual Meeting.

        The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock and Convertible Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

        As of the Record Date, holders of Common Stock held [83.5]% of the general voting power, and holders of the Convertible Preferred Stock held the remaining [16.5]% of the general voting power.

General voting power refers to all securities of the Company entitled to vote at the Annual Meeting. With respect to an individual proposal, voting power refers to all securities of the Company entitled to vote on the proposal.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company's stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement, annual report and proxy card have been sent directly to you by the Company.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name." The proxy statement, annual report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

        Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares on behalf of their customers have the authority to vote on certain proposals when they have not received instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares in the election of directors and the Ratification of KPMG. Your broker is not empowered to vote your shares on the proposals to approve the Full NYSE Proposal, the Limited NYSE Proposal, the Incentive Plan Amendment Proposal and the Charter Amendment Proposal in the absence of specific instructions from you.

How do I vote my shares?

        If you are a record holder, you may vote your Common Stock or Convertible Preferred Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot. The ballot will be provided at the meeting. To vote by proxy, you must do one of the following:

  •
  USE THE TOLL-FREE NUMBER shown on your proxy card;

  •
  VISIT THE WEBSITE shown on your proxy card to vote via the Internet;

  •
  MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

  •
  VOTE IN PERSON by appearing at the Annual Meeting and submitting a ballot at the meeting.

        The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as "proxies") to vote your Common Stock or Convertible Preferred Stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Douglas H. Miller,

Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing to serve as the proxies for the Annual Meeting.

        Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares "for" the election of the nominated directors, and "for" the other proposals. We do not anticipate that any nominee for election to the Board of Directors will be unable to serve or that any other matters will come before the meeting, but if a nominee is unable to serve, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

        If you hold your shares in "street name," in addition to the proxy solicitation materials we have provided to the street name holder, the street name holder should provide to you the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Annual Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares at the Annual Meeting.

        If you are a Company employee participating in a Company 401(k) plan, then you may be receiving this material because of the Common Stock held for you in the applicable plan. In that case, you may use the enclosed proxy card to instruct the plan trustees how to vote those shares. The trustees will vote the shares in accordance with your instructions and the terms of the applicable plan.

        The plan trustees may vote the shares held for you even if you do not direct them how to vote. The trustees will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they receive instructions.

Are votes confidential? Who counts the votes?

        The votes of all shareholders will be held in confidence from directors, officers and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote.

        An automated system administered by the Company's transfer agent tabulates the votes. Each proposal is tabulated separately.

Can I vote my shares in person at the Annual Meeting?

        Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

        However, if you are a "street name" holder, you may vote your shares in person only if you obtain a legal proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

        In the election of directors, holders of Common Stock may vote for all Common Stock Director nominees or may withhold their votes as to one or more Common Stock Director nominees. Pursuant to the Statements of Designation of the Convertible Preferred Stock, the holders of the Convertible

Preferred Stock are entitled to designate and elect four members of the Board of Directors, two of whom were appointed to the Board of Directors on March 30, 2007 and the remaining two of whom are anticipated to be elected by such holders promptly following the Annual Meeting. In the future, if the shareholders approve the Full NYSE Proposal, the Convertible Preferred Stock and Series A-1 Hybrid Preferred Stock holders will elect the Preferred Stock Director Designees.

        For each of the other proposals, holders of Common Stock may vote for the proposal, against the proposal, or abstain from voting on the proposal. Holders of Convertible Preferred Stock may vote for the proposal, against the proposal, or abstain from voting on the following proposals: (i) the Incentive Plan Amendment Proposal; (ii) the Charter Amendment Proposal; and (iii) the Ratification of KPMG.

What are the Board's recommendations on how I should vote my shares?

        The Board recommends that you vote your shares as follows:

        Proposal 1—FOR the election of each nominee for director.

        Proposal 2—FOR the Full NYSE Proposal.

        Proposal 3—FOR the Limited NYSE Proposal.

        Proposal 4—FOR the Incentive Plan Amendment Proposal.

        Proposal 5—FOR the Charter Amendment Proposal.

        Proposal 6—FOR the Ratification of KPMG.

What if I do not specify how I want my shares voted?

        If you do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote them, and such shares will be voted in the following manner:

        Proposal 1—FOR the election of each nominee for director.

        Proposal 2—FOR the Full NYSE Proposal.

        Proposal 3—FOR the Limited NYSE Proposal.

        Proposal 4—FOR the Incentive Plan Amendment Proposal.

        Proposal 5—FOR the Charter Amendment Proposal.

        Proposal 6—FOR the Ratification of KPMG.

Can I change my vote?

        Yes. You may revoke your proxy at any time by any of the following means:

  •
  Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must vote your shares at the meeting to revoke your proxy.

  •
  Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

  •
  Giving written notice of revocation to the Company addressed to William L. Boeing, Vice President, General Counsel and Secretary, at the address above before noon on                         , 2007.

What percentage of the vote is required to approve the election of each nominee for director?

        Assuming the presence of a quorum, the seven Common Stock Directors who receive the most votes from the holders of the shares of our Common Stock for their election will be elected, i.e., the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of the Common Stock Directors. However, pursuant to an amendment to the Company's Corporate Governance Guidelines adopted on November 8, 2006, if a director nominee in an uncontested election receives a greater number of votes "withheld" than votes "for" his election, the nominee shall promptly tender his resignation to the Board of Directors. The Board's nominating and corporate governance committee, or alternatively the independent directors of the Board of Directors (which will specifically exclude any director who is required to offer his own resignation), shall recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors will consider and act on the recommendation and will publicly disclose the Board's decision with regard to any resignation offered under these circumstances, including, if applicable, the reasons for rejecting the offered resignation.

        Pursuant to the Statements of Designation for the Convertible Preferred Stock, the holders of the Convertible Preferred Stock are entitled to designate and elect four members of the Board of Directors. Vincent J. Cebula and Jeffrey S. Serota were appointed to the Board of Directors on March 30, 2007 as Preferred Stock Director Designees. The remaining two directors will be elected by the holders of the Convertible Preferred Stock pursuant to the Statements of Designation promptly following the Annual Meeting.

What percentage of the vote is required to approve the Full NYSE Proposal?

        The approval of the Full NYSE Proposal will require the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all shares of Common Stock outstanding. Abstentions are counted as "present" for purposes of determining the number of votes cast on this proposal and will have the same effect as a vote against this proposal. Broker non-votes are not counted as "present" for purposes of determining the number of votes cast on this proposal, and therefore will have no effect on the outcome of the vote on this proposal, other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock. Although holders of Convertible Preferred Stock generally vote on an as-converted basis with holders of Common Stock, holders of Convertible Preferred Stock do not have the right to vote on this proposal. The shares of Hybrid Preferred Stock are non-voting and, therefore, holders of Hybrid Preferred Stock do not have the right to vote on this proposal. Therefore, if the proposal does not receive a majority of the votes cast by holders of shares of Common Stock, it will not be approved.

Why am I being asked to vote on the Full NYSE Proposal?

        Under NYSE rules, shareholder approval is required to issue Common Stock, or securities convertible into or exercisable for Common Stock, if (i) such Common Stock has, or will have upon issuance, 20.0% or more of the voting power outstanding before the issuance, (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to 20.0% or more of the number of shares of Common Stock outstanding before the issuance, (iii) such Common Stock, or securities convertible into or exercisable for Common Stock, will be issued to a director, officer or substantial security holder of the Company and such securities exceed a threshold of either one percent or, if issued to a substantial security holder who is not a director or officer at a price that is not less than the book and market value of the Common Stock, five percent of the number of shares of Common Stock or the voting power outstanding before the issuance or (iv) such issuance will result in a change of control of the Company.

        The 39,008 shares of Convertible Preferred Stock and 160,992 shares of Hybrid Preferred Stock were issued, in part, to fund the purchase of all or substantially all of the oil and natural gas properties and related assets, including derivative financial instruments in respect of a significant portion of estimated production for 2007, 2008 and 2009, of Anadarko Petroleum Corporation and Anadarko Gathering Company in the Vernon and Ansley Fields located in Jackson Parish, Louisiana (the "Vernon Acquisition") and to repay certain outstanding indebtedness.

        Absent the NYSE rules described above, we would have issued 200,000 shares of Convertible Preferred Stock to fund the Vernon Acquisition and to repay certain outstanding indebtedness. As a result of the limited time period to fund the Vernon Acquisition and the time required to organize a special meeting of shareholders, we were unable to hold a special meeting of our shareholders to approve the issuance of 200,000 shares of Convertible Preferred Stock before raising the funds necessary to complete the Vernon Acquisition. Therefore, in the interim, we issued 39,008 shares of Convertible Preferred Stock which by its terms was convertible into 19.7% of the number of shares of Common Stock and the voting power outstanding before the Preferred Stock issuance and 160,992 shares of Hybrid Preferred Stock which is not currently convertible into Common Stock and which does not have voting rights. We also agreed with the purchasers of Preferred Stock to seek shareholder approval of the Full NYSE Proposal at the 2007 Annual Meeting of Shareholders.

How will the Full NYSE Proposal impact the Company's capitalization?

        The exact number of shares of Common Stock into which the Convertible Preferred Stock and the Hybrid Preferred Stock may ultimately be converted will vary over time as a result of the effects of certain anti-dilutive adjustments to the conversion price. Moreover, the exact number of shares of Common Stock into which the Convertible Preferred Stock and the Hybrid Preferred Stock will be convertible is also subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like. If all of the shares of Convertible Preferred Stock and the Hybrid Preferred Stock were to be converted (without any anti-dilutive conversion price adjustments), then the holders thereof would receive up to 105,263,157 shares of Common Stock, which, based on the number of shares of Common Stock outstanding as of the Record Date, would represent [50.3]% of the outstanding voting power.

Are there any negative consequences to the Company and the holders of Common Stock if the Company's shareholders do not approve the Full NYSE Proposal?

        If shareholder approval of the Full NYSE Proposal is not obtained prior to September 26, 2007, the Hybrid Preferred Stock will remain outstanding and the 11.0% per annum dividend rate on the Hybrid Preferred Stock will be increased by 0.50% per annum for the first 90-day period thereafter and by an additional rate of 0.50% per annum for each subsequent 90-day period thereafter, up to a maximum rate of 18.0% per annum until shareholder approval of the Full NYSE Proposal is obtained. In addition, the Hybrid Preferred Stock will continue to have certain unfavorable terms described in "Approval of the Designations, Preferences, Limitations and Relative Rights Set Forth on Annex III of the Statements of Designation of Our Hybrid Preferred Stock, the Issuance of Common Stock upon Conversion of Such Shares of Hybrid Preferred Stock and the Removal of the Restrictions on Conversion Price Adjustments for the Convertible Preferred Stock (Proposal 2)—Principal Terms of the Hybrid Preferred Stock," including restrictive covenants on our right to incur additional indebtedness, the requirement for the Company to repurchase the shares following certain asset dispositions and a mandatory redemption by the Company on April 18, 2011 at 125% of the liquidation preference plus accumulated dividends. In addition, unless the Limited NYSE Proposal is approved, the restrictions on the conversion price adjustments for the Convertible Preferred Stock will remain in effect and will require the Company to issue cash or additional shares of Hybrid Preferred Stock in payment of any Adjustment Amount (defined as the amount by which the conversion price would have been adjusted if the restrictions in Section 10 of the Statements of Designation for the Convertible Preferred Stock were not applicable) resulting from an Adjustment Event. An Adjustment Event is defined as one of the following events: (i) the issuance of stock, convertible securities or options at a price below the then-current conversion price, (ii) the issuance of options to holders of Common Stock at less than the current market price, (iii) a dividend or distribution to holders of Common Stock in excess of $0.06 per share in any quarter or (iv) an equity tender offer or share repurchase by the Company at a price in excess of the current market price.

What percentage of the vote is required to approve the Limited NYSE Proposal?

        The approval of the Limited NYSE Proposal will require the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all shares of Common Stock outstanding. Abstentions are counted as "present" for purposes of determining the number of votes cast on this proposal and will have the same effect as a vote against this proposal. Broker non-votes are not counted as "present" for purposes of determining the number of votes cast on this proposal, and therefore will have no effect on the outcome of the vote on this proposal, other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock. Although holders of Convertible Preferred Stock generally vote on an as-converted basis with holders of Common Stock, holders of Convertible Preferred Stock do not have the right to vote on this proposal. The shares of Hybrid Preferred Stock are non-voting and, therefore, holders of Hybrid Preferred Stock do not have the right to vote on this proposal. Therefore, if the proposal does not receive a majority of the votes cast by holders of shares of Common Stock, it will not be approved.

Why am I being asked to vote on the Limited NYSE Proposal?

        Under the NYSE rules, the inclusion of the price based anti-dilution provisions requires shareholder approval because such provisions could result in the number of shares of Common Stock into which the Convertible Preferred Stock is convertible exceeding the applicable 1%, 5% and 20% thresholds described with respect to the Full NYSE Proposal. In order to prevent this result, Section 10 of the Statement of Designation for each series of Convertible Preferred Stock provides that (i) the conversion price will not be adjusted as a result of an Adjustment Event and (ii) in lieu of any adjustment to the conversion price that would otherwise result from an Adjustment Event, the Company will pay an amount per share of Convertible Preferred Stock equal to the Adjustment Amount. The Company may pay the Adjustment Amount at its option in either cash or whole shares of Hybrid Preferred Stock. If the shareholders approve the Full NYSE Proposal or the Limited NYSE Proposal, then an Adjustment Event would adjust the number of shares of Common Stock into which the Convertible Preferred Stock is convertible as well as the voting power of the Convertible Preferred Stock. We also agreed with the purchasers of the Preferred Stock to seek shareholder approval of the Limited NYSE Proposal at the 2007 Annual Meeting of Shareholders.

What if the shareholders approve the Limited NYSE Proposal and not the Full NYSE Proposal?

        You are being asked to approve the Limited NYSE Proposal to approve removal of the restrictions on the conversion price adjustments for the Convertible Preferred Stock contained in Section 10 of the Statements of Designation for each series of Convertible Preferred Stock only if you do not otherwise elect to approve the Full NYSE Proposal. If shareholder approval of the Full NYSE Proposal is not obtained prior to September 26, 2007, the Hybrid Preferred Stock will remain outstanding and will continue to have certain unfavorable terms described in "—Are there any negative consequences to the Company and the holders of Common Stock if the Company's shareholders do not approve the Full NYSE Proposal?" and "Approval of the Designations, Preferences, Limitations and Relative Rights Set Forth on Annex III of the Statements of Designation of Our Hybrid Preferred Stock, the Issuance of Common Stock upon Conversion of Such Shares of Hybrid Preferred Stock and the Removal of the

Restrictions on Conversion Price Adjustments for the Convertible Preferred Stock (Proposal 2)—Principal Terms of the Hybrid Preferred Stock."

What percentage of the vote is required to approve the Incentive Plan Amendment Proposal?

        The approval of the Incentive Plan Amendment Proposal will require the affirmative vote of the holders of a majority of votes cast by holders of Common Stock and Convertible Preferred Stock on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all of the shares of Common Stock and Convertible Preferred Stock outstanding and entitled to vote on the subject matter at the Annual Meeting. Abstentions are counted as "present" for purposes of determining the number of votes cast on this proposal and will have the same effect as a vote against this proposal. Broker non-votes are not counted as "present" for purposes of determining the number of votes cast on this proposal, and therefore will have no effect on the outcome of the vote on this proposal, other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock.

Why am I being asked to vote on the Incentive Plan Amendment Proposal?

        The Company believes that the Incentive Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long-term growth and success. The Board of Directors approved the increased number of shares authorized for issuance under the Incentive Plan based, in part, on increases and possible increases, through any exercises of Convertible Preferred Stock in the number of fully-diluted shares of Common Stock outstanding and on a belief that the number of shares currently available under the Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. In addition, we have substantially increased our employee headcount since the Incentive Plan was first adopted in September 2005 and have granted a significant number of options to all of our new employees.

How many additional shares are being authorized for issuance under the Incentive Plan?

        If the shareholders approve the Incentive Plan Amendment Proposal, the number of shares authorized under the plan will be increased by                        shares.

What percentage of the vote is required to approve the Charter Amendment Proposal?

        The Charter Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the shares of (i) Common Stock outstanding and entitled to vote thereon, and (ii) Common Stock and Convertible Preferred Stock outstanding and entitled to vote thereon voting together as a single class.

Why am I being asked to vote on the Charter Amendment Proposal?

        The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate number of shares of Common Stock are available for future use. The Board believes that the proposed increase will make available a sufficient number of authorized shares of Common Stock for future issuances, including financings, corporate mergers and acquisitions, use in employee benefit plans, stock splits, stock dividends or other corporate purposes. The availability of additional shares of Common Stock will provide the Company with greater flexibility in taking any of these actions and would allow it to issue shares of its Common Stock or securities convertible into Common Stock without the delay or expense of obtaining shareholder approval, except to the extent required by state law or the requirements of the NYSE or any other applicable exchange or quotation system for particular transactions.

Does the Board have any present plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock?

        No. We have no present plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock that would be authorized by adoption of the amendment.

What percentage of the vote is required to approve the Ratification of KPMG?

        The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm.

How are votes withheld, abstentions and broker non-votes treated?

        Abstentions or votes withheld are included in the determination of the number of shares present for determining a quorum for all proposals. Votes withheld will have no effect with respect to the election of directors except that if a director nominee in an uncontested election receives a greater number of votes "withheld" than votes "for" his election, the nominee shall be required to tender his resignation to the Board of Directors for consideration in accordance with the Company's majority voting policy which is described under "—What percentage of the vote is required to approve the election of each nominee for director?" and "Election of Directors (Proposal 1)." Abstentions will have the same effect as a vote against the Full NYSE Proposal, the Limited NYSE Proposal, the Incentive Plan Amendment Proposal, the Charter Amendment Proposal and the Ratification of KPMG.

        Broker non-votes are included in the determination of the number of shares present for determining a quorum, other than for purposes of approving the Full NYSE Proposal, the Limited NYSE Proposal and the Incentive Plan Amendment. Broker non-votes will have no effect on the election of directors and the Ratification of KPMG. Broker non-votes will have no effect on the approval of the Full NYSE Proposal, the Limited NYSE Proposal and the Incentive Plan Amendment Proposal other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock. Broker non-votes will have the same effect as a vote against the Charter Amendment Proposal.

Do the holders of Common Stock or Preferred Stock have any appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

        No. None of the holders of Common Stock or Preferred Stock have any appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who are the proxy solicitors, what are the solicitation expenses and who pays the cost of this proxy solicitation?

        Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We have hired D.F. King & Co. ("D.F. King") to help us send out the proxy materials and to ask for proxies. In connection with its retention by us, D.F. King & Co. has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual shareholders. D.F. King's fee for these services is $                        , plus reimbursement of reasonable out-of-pocket expenses, including telephone calls and to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. We can ask for proxies through the mail or personally by telephone or the Internet. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock. We may use officers and regular employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

        No. In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

        Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

        The Company will publish the voting results in its Quarterly Report on Form 10-Q for the third quarter of 2007, which it will file with the SEC in November 2007.

Who can help answer my questions?

        The information provided above in this "Question and Answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the attached appendices and the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to call our proxy solicitor, D.F. King & Co., Inc., toll-free at (888) 567-1626.

ELECTION OF DIRECTORS
(Proposal 1)

        Seven directors are to be elected at the Annual Meeting. The current size of the Board of Directors of the Company is nine and will be increased to eleven immediately after the Annual Meeting. The Board of Directors has nominated seven directors to be elected by the holders of Common Stock (the "Common Stock Director Nominees"). Vincent J. Cebula and Jeffrey S. Serota were appointed to the Board of Directors on March 30, 2007 as Preferred Stock Director Designees. The remaining two directors are anticipated to be elected by the holders of the Convertible Preferred Stock pursuant to the Statements of Designation promptly following the Annual Meeting. Set forth below are the seven Common Stock Director Nominees to be elected by the holders of Common Stock, to serve until the Annual Meeting of Shareholders in 2008 or until their respective successors have been duly elected and qualified and the four Preferred Stock Director Designees that will serve until their respective successors have been duly elected and qualified pursuant to the Statements of Designation. Holders of Common Stock will be unable to vote the proxies held by them for more than seven persons.

        To be elected as a director, each Common Stock Director Nominee must receive a plurality of the votes cast by the Common Stock holders entitled to vote for the election of directors. However, pursuant to the Company's Corporate Governance Guidelines, in an uncontested election of directors, any Common Stock Director Nominee who has a greater number of votes "withheld" from his election than votes "for" such election (a "Majority Withheld Vote") is required to promptly tender his resignation following certification of the shareholder vote. The nominating and corporate governance committee will recommend to the Board of Directors whether to accept such resignation; however, if each member of the nominating and corporate governance committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. The Board of Directors will act upon such recommendation within 90 days following certification of the shareholder vote and will promptly disclose its decision whether to accept the director's resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release. Should any Common Stock Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Common Stock Director Nominee has expressed his intention to serve the entire term for which election is sought.

Common Stock Directors and Nominees

        The following table and text set forth the name, age and positions of each Common Stock Director and Common Stock Director Nominee:

Name	Age	Position
Douglas H. Miller	59	Chairman and Chief Executive Officer
Stephen F. Smith	66	Vice Chairman and President
Jeffrey D. Benjamin(1)(2)(3)	45	Director
Earl E. Ellis(1)(2)(3)	65	Director
Robert H. Niehaus(1)(2)(3)	51	Director
Boone Pickens	78	Director
Robert L. Stillwell(2)(3)	70	Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

        The Common Stock Director Nominees for election to the Board of Directors at the Annual Meeting are as follows:

        Douglas H. Miller became the Chairman of our Board of Directors and our Chief Executive Officer in December 1997. Mr. Miller was Chairman of the Board of Directors and Chief Executive Officer of Coda Energy, Inc., or Coda, an independent oil and natural gas company, from October 1989 until November 1997 and served as a director of Coda from 1987 until November 1997.

        Stephen F. Smith joined us in June 2004 as Vice Chairman of our Board of Directors and was appointed President and Secretary in October 2005. He served as our Secretary until April 2006. Prior to joining us, Mr. Smith was co-founder and Executive Vice President of Sandefer Oil and Gas, Inc., an independent oil and gas exploration and production company, from January 1980 to June 2004. Mr. Smith was one of our directors from March 1998 to July 2003. Prior to 1980, Mr. Smith was an Audit Partner with Arthur Andersen LLP.

        Jeffrey D. Benjamin became one of our directors in October 2005 and was previously one of our directors from August 1998 through July 2003 and a director of our parent holding company from July 2003 through its merger into us. Mr. Benjamin has been a Senior Advisor to Apollo Management, LP since September 2002. He had previously been a Managing Director of Libra Securities LLC, an investment banking firm, from January 2002 to September 2002 and served as Co-Chief Executive Officer of Libra Securities from January 1999 to December 2001. Mr. Benjamin is also a director of Dade Behring Holdings Inc., NTL Incorporated and Goodman Global, Inc.

        Earl E. Ellis became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Ellis has served as chairman and chief executive officer of Carolina Soy Products, a soy based product manufacturing company since September 2003. Mr. Ellis has also been a private investor since 2001. He served as a Director of Coda from 1992 until 1996. Mr. Ellis served as a managing partner of Benjamin Jacobson & Sons, LLC, specialists on the New York Stock Exchange. He had been associated with Benjamin Jacobson & Sons, LLC from 1977 to 2001.

        Robert H. Niehaus became one of our directors in November 2004 and was a director of our parent holding company from July 2003 through its merger into us. Mr. Niehaus is the Chairman and Managing Partner of Greenhill Capital Partners, LLC, a private equity investment firm, and a Managing Director of Greenhill & Co., LLC. Prior to joining Greenhill in January 2000 to start its private equity business, Mr. Niehaus was a Managing Director in Morgan Stanley's private equity investment department from 1990 to 1999. Mr. Niehaus is a director of the American Italian Pasta Company, Global Signal Inc., Heartland Payment Systems, Inc. and several private companies.

        Boone Pickens became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Pickens has served as the Chairman and CEO of BP Capital LP since September 1996 and Mesa Water, Inc. since August 2000 and is a board member of Clean Energy Fuels Corp. BP Capital LP or affiliates is the general partner and an investment advisor of private funds investing in energy commodities (BP Capital Energy Fund) and publicly-traded energy equities (BP Capital Equity Fund and its offshore counterpart). Clean Energy Fuels Corp. is the largest provider of natural gas (CNG and LNG) and related services in North America. He was the founder of Mesa Petroleum Co., an independent oil and natural gas exploration and production company. He served as CEO and Chairman of the Board of Mesa from its inception until his departure in 1996. See "—Transactions with Related Persons—TXOK acquisition" for a description of certain related party transactions involving Mr. Pickens.

        Robert L. Stillwell became one of our directors in October 2005. Mr. Stillwell has served as the General Counsel of BP Capital LP, Mesa Water, Inc. and affiliated companies engaged in the petroleum business since 2001. Mr. Stillwell was a lawyer and Senior Partner at Baker Botts LLP in Houston, Texas from 1969 to 2001. He also served as a director of Mesa Petroleum Co. and Pioneer Natural Resources Company from 1969 to 2001.

Preferred Stock Director Designees

        The biographies of the four Preferred Stock Director Designees nominated by the holders of the Convertible Preferred Stock are set forth below. Vincent J. Cebula and Jeffrey S. Serota were appointed to the Board of Directors on March 30, 2007 as Preferred Stock Director Designees. The remaining two directors will be elected by the holders of the Convertible Preferred Stock. The majority of the holders of the Convertible Preferred Stock have indicated to us their intention to elect the Preferred Stock Director Designees promptly following the Annual Meeting, to serve until their respective successors have been duly elected and qualified pursuant to the Statements of Designation.

        The following table and text set forth the name, age and positions of the two Preferred Stock Director Designees who are currently serving on our Board of Directors and the two Preferred Stock Director Designees that the holders of a majority of our Convertible Preferred Stock have indicated will be elected in accordance with the terms of our Convertible Preferred Stock:

Name	Age	Position
Vincent J. Cebula	43	Director
Jeffrey S. Serota	41	Director
Rajath Shourie	33	Director
		Director

        Vincent J. Cebula became one of our directors on March 30, 2007. Mr. Cebula previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. For the past five years, Mr. Cebula has been a Managing Director of Oaktree Capital Management, L.P. and its predecessor (collectively, "Oaktree"). Mr. Cebula is a director of Cherokee International Corporation, a designer and manufacturer of custom and standard power supplies.

        Jeffrey S. Serota became one of our directors on March 30, 2007. Mr. Serota previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. For the past five years, Mr. Serota has been a Managing Director of Ares Management, LLC and its related entities.

        Rajath Shourie is a Managing Director at Oaktree in the distressed debt group. He joined Oaktree in August 2002 after having spent two years at Goldman, Sachs & Co. in the Principal Investment Area. Prior thereto, he was a management consultant at McKinsey & Company, from 1995 to 1998.

        All of the current Common Stock Director Nominees and two of the four Preferred Stock Director Nominees, Messrs. Cebula and Serota, are currently serving on our Board of Directors. There are no family relationships between any of our directors, Common Stock Director Nominees, Preferred Stock Director Nominees or executive officers.

        Mr. Cebula was designated by certain funds managed by Oaktree (collectively, the "Oaktree Funds") which beneficially own 8.5% of our Common Stock (including shares issuable upon conversion of our Series B Convertible Preferred Stock), all 11,700 shares of our outstanding Series B Convertible Preferred Stock and 48,300 shares of our Series A-1 Hybrid Preferred Stock. Pursuant to the Statement of Designation of the Series B Convertible Preferred Stock, the holders of a majority of Series B Convertible Preferred Stock have the right to elect one director to serve on our Board of Directors for so long as the Oaktree Funds beneficially own an aggregate of at least 10,000 shares of our Series B Convertible Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred Stock. We have also entered into a letter agreement with the Oaktree Funds pursuant to which we agreed to cause an individual designated by the Oaktree Funds to be nominated to serve on our Board of Directors following such time as (i) the Oaktree Funds cease to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series B Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as the Oaktree Funds own at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by the Oaktree Funds is convertible).

        Mr. Serota was designated by Ares Management LLC (together with its affiliates, "Ares") which beneficially owns 7.6% of our Common Stock (including shares issuable upon conversion of our Series C Convertible Preferred Stock), all 2,925 shares of our outstanding Series C Convertible Preferred Stock and 12,075 shares of our Series A-1 Hybrid Preferred Stock. Pursuant to the Statement of Designation of the Series C Convertible Preferred Stock, the holders of a majority of the Series C Convertible Preferred Stock have the right to elect one director to serve on our Board of Directors for so long as Ares beneficially owns an aggregate of at least 10,000 shares of our Series C Convertible Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred Stock. We have also entered into a letter agreement with Ares pursuant to which we agreed to cause an individual designated by Ares to be nominated to serve on our Board of Directors following such time as (i) Ares ceases to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series C Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as Ares owns at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by Ares is convertible).

        Pursuant to the Statements of Designation of the Series A-1, Series B and Series C Convertible Preferred Stock, for so long as there is outstanding a number of shares of Convertible Preferred Stock and Hybrid Preferred Stock that is equal to 25% or more of such shares originally issued on March 30, 2007, collectively referred to herein as the initial preferred shares, the holders of at least 60% of the then-outstanding shares of the Series A-1, Series B and Series C Convertible Preferred Stock have the right to elect four directors to serve on our Board of Directors; provided that the right to elect those four directors is to be reduced by the number of directors that may then be elected by the Series B and Series C Convertible Preferred Stock. If less than 25% but 10% or more of the initial preferred shares are outstanding, the number of directors that may be elected by the Series A-1, Series B and Series C Convertible Preferred Stock will decrease to two, which number is to be further reduced by the number of directors that may then be elected by the Series B and Series C Convertible Preferred Stock. If less than 10% of the initial preferred shares are outstanding, the holders of Series A-1, Series B and Series C Convertible Preferred Stock will not have the right to elect any preferred directors. Accordingly, the holders of at least 60% of the outstanding shares of the Series A-1, Series B and Series C Convertible Preferred Stock currently have the right to elect two additional Preferred Stock directors and have indicated to us their intention to elect Messrs. Shourie and            to such positions promptly following the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE FOR EACH COMMON STOCK DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

Board Committees and Meetings

        Our Board of Directors has an audit committee, a compensation committee, and a nominating and corporate governance committee.

        Audit Committee.    The audit committee of our Board of Directors recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The audit committee is currently comprised of Messrs. Benjamin (chair), Ellis and Niehaus, each of whom are independent, within the meaning of applicable SEC and NYSE rules. Mr. Benjamin has been designated as an audit committee financial expert, as currently defined under the SEC rules implementing the Sarbanes-Oxley Act of 2002. See "—Corporate Governance—Director Independence." We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The audit committee held a total of 11 meetings during the fiscal year ended December 31, 2006.

        The audit committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com.

        Compensation Committee.    The compensation committee of our Board of Directors reviews and recommends to our Board of Directors the compensation and benefits for all of our executive officers, administers our stock plans, and establishes and reviews general policies relating to compensation and benefits for our employees. The compensation committee is currently comprised of Messrs. Stillwell (chair), Benjamin, Ellis, Niehaus, Serota and Cebula, each of whom are independent within the meaning of applicable NYSE rules. Messrs. Serota and Cebula were appointed to the compensation committee on May 15, 2007. During 2006, each member of the compensation committee, except Mr. Stillwell, was a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Mr. Stillwell did not qualify as a non-employee director during the 2006 fiscal year. For the 2007 fiscal year, Messrs. Stillwell, Ellis and Benjamin qualify as non-employee directors, but Messrs. Niehaus, Serota and Cebula do not. Each member of the compensation committee is also an "outside director" as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. See "—Director Independence." We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The compensation committee held four meetings during the fiscal year ended December 31, 2006.

        The compensation committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com.

        Nominating and Corporate Governance Committee.    The nominating and corporate governance committee of our Board of Directors is responsible for:

  •
  reviewing the appropriate size, function and needs of the Board of Directors;

  •
  developing the Board's policy regarding tenure and retirement of directors;

  •
  establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof;

  •
  identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the committee and by the Board;

  •
  overseeing the evaluation of management and the Board; and

  •
  monitoring and making recommendations to the Board on matters relating to corporate governance.

        The nominating and corporate governance committee currently consists of Messrs. Cebula (chair), Benjamin, Ellis, Stillwell, Niehaus and Serota, each of whom is independent within the meaning of applicable NYSE rules. Messrs. Serota and Cebula were appointed to the nominating and corporate governance committee on May 15, 2007. We believe that the composition and functioning of our nominating and governance committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. See "—Director Independence." The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2006.

        The specific responsibilities and functions of the nominating and corporate governance committee are delineated in the nominating and corporate governance committee charter. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com.

        The Board of Directors held 11 meetings during the fiscal year ended December 31, 2006. During 2006, each director attended 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served. We do not have a Board policy on director attendance at the Company's Annual Meeting of Shareholders. The Company did not hold an Annual Meeting of Shareholders in 2006.

Lead Director

        The independent members of our Board of Directors have selected Mr. Stillwell to act as a lead director. The lead director chairs the executive sessions of the non-employee and independent directors, consults with the chairman of the Board concerning the agenda for Board meetings and performs such other duties as the independent directors might designate.

Report of the Audit Committee

        The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2006, which includes the consolidated balance sheets of the Company as of December 31, 2005 and December 31, 2006, and the related consolidated statements of income and comprehensive income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2006, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed with the SEC" or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management.

        The audit committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

        Pursuant to the terms of the audit committee's charter, the audit committee meets as often as it determines, but no less than once per fiscal quarter. The audit committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, "Communication with audit committees" that includes, among other items, matters related to the conduct and the results of the audit of the Company's financial statements.

        The audit committee has also received written disclosures and the letter from KPMG LLP required by Independent Standards Board Standard No. 1 (that relates to the independent registered public accounting firm's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with KPMG LLP.

        Based on the review and discussions referred to above, the audit committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

AUDIT COMMITTEE
Jeffrey D. Benjamin, Chairman Earl E. Ellis Robert H. Niehaus

Director Compensation

        The following table provides compensation information for the one year period ended December 31, 2006 for each non-employee member of our Board of Directors:

2006 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey D. Benjamin	85,000	—	—	—	—	—	85,000
Earl E. Ellis	45,000	—	—	—	—	—	45,000
Robert H. Niehaus	40,000	—	—	—	—	—	40,000
Boone Pickens	25,000	—	—	—	—	—	25,000
Robert L. Stillwell	40,000	—	—	—	—	—	40,000

        Cash Compensation.    Our non-employee directors are paid a retainer of $25,000 per year. The chair of each committee is paid an additional $10,000 per year, other than the chair of the audit committee who is paid an additional $50,000 per year. Each other committee member is paid an additional $5,000 per year. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors, are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings. We anticipate that cash compensation to directors in fiscal 2007 will be the same as that described above.

        At its November 8, 2006 meeting, the Board of Directors adopted the 2007 Director Plan of EXCO Resources, Inc. (as amended, we refer to this plan as the "Payment Plan"). The Payment Plan permits the non-employee directors who receive fees for their service on the Board of Directors and its committees to make an annual election to receive their fees (i) entirely in cash, (ii) 50% in cash and 50% in our Common Stock, or (iii) entirely in our Common Stock. Due to certain regulatory reasons, Mr. Pickens will be paid in cash. All of our other non-employee directors have elected to receive their fees for service during 2007 entirely in our Common Stock. All director fees are paid on a quarterly basis. Payments in the form of our Common Stock are issued as of the payment date, which is the first business day following the end of the fiscal quarter, at the closing price of the our Common Stock on the NYSE on that date.

        The Payment Plan also permits non-employee directors to defer the payment of his or her director fees (employee directors do not receive fees in their capacity as directors), beginning with director fees earned in 2007. Directors may defer the payment of director fees, whether payable in the form of cash or our Common Stock, to (i) a specified date, (ii) his or her termination of service, (iii) the occurrence of a change of control, or (iv) the earlier of two or more of those events. This deferral is qualified to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986.

        The Payment Plan also provides that upon the appointment or election to the Board of Directors of a new director, the new director will receive an automatic one-time grant of an option to purchase 50,000 shares of our Common Stock, in addition to the other fees they will earn as a director. The grant date will be the date of appointment or election and the exercise price will be set at the closing price of our Common Stock on the NYSE. The option will have a term of ten years, with 25% of the shares subject to the option (12,500 shares) vesting immediately and the balance vesting in equal proportions on the next three anniversary dates. No shares will vest, and such shares will be forfeited, in any fiscal year in which the director attends less than 75% of the Board of Directors meetings held for that fiscal year. In the event a director ceases to serve for any reason, the unvested shares subject to the option shall be forfeited. However, this option will be subject to acceleration upon a change of control as defined under the Incentive Plan. All shares issuable under the Payment Plan, including pursuant to any option granted thereunder, shall be deemed issued under the terms of the Incentive Plan.

Corporate Governance

        The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent" in compliance with the rules of the NYSE are comprised, in part, of those objective standards set forth in NYSE rules. In addition, no director will qualify as "independent" unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The following commercial or charitable relationships, although not exclusive, will not be considered to be material relationships that would impair a director's independence: (a) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company that does business with us or its subsidiaries and the annual sales to, or purchases from, us or our subsidiaries are less than five percent of the annual revenues of the company he or she serves as an executive officer of; (b) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company which is indebted to us or our subsidiaries, or to which we or our subsidiaries are indebted, and the total amount of either company's indebtedness to the other is less than five percent of the total consolidated assets of the company he or she serves as an executive officer of; and (c) the director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than five percent of that organization's total annual charitable receipts. Any automatic matching by us of employee charitable contributions will not be included in the amount of our contributions for this purpose.

        The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current "independent" directors are: Jeffrey D. Benjamin, Vincent D. Cebula, Earl E. Ellis,

Robert H. Niehaus, Jeffrey S. Serota and Robert L. Stillwell. The Board also believes that Rajath Shourie and                        , once elected, will be independent directors. As part of the Board's process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other "material relationship" with us that could interfere with his ability to exercise independent judgment.

        In addition to the transactions, relationships and arrangements described under the heading "—Transactions with Related Persons," in determining that the directors above are "independent," the Board considered the relationships described below.

        Robert L. Stillwell's son worked for us as a financial analyst from 2002-2005. In 2005, Mr. Stillwell's son received a payment of over $60,000 for stock options he held of EXCO Holdings. This does not disqualify Mr. Stillwell from being deemed independent for NYSE purposes under the objective criteria. However, for 2006, this relationship disqualified him from being a "non-employee" director under Rule 16b-3. He is qualified to be a "non-employee" director in 2007. In addition, Mr. Stillwell is not independent for purposes of serving on our audit committee under Rule 10A-3(a)(3) because he is employed by BP Capital LP, an entity owned by Mr. Boone Pickens. BP Capital LP is likely an affiliate of us by virtue of the two entities being under common control. The Board has determined that none of the above relationships interfere with Mr. Stillwell's ability to exercise independent judgment.

        Jeffrey D. Benjamin holds a working interest in certain wells managed by Woolsey Petroleum in which we also hold a working interest. We do not operate these wells, and we and Mr. Benjamin are not parties to a common agreement. Furthermore, Mr. Benjamin's annual distributions from such wells during each of the last three fiscal years is not a material amount. Additionally, Mr. Benjamin is a non-employee, senior advisor to Apollo Management, LP ("Apollo"). An entity affiliated with Apollo, Apollo Investment Corporation, purchased 975 shares of Series A-1 Convertible Preferred Stock and 4,025 shares of Series A-1 Hybrid Preferred Stock shares for $50.0 million in the private placement described under "—Transactions with Related Persons—Private placement of Preferred Stock." These interests do not disqualify Mr. Benjamin from being deemed independent for NYSE purposes under the objective criteria and the Board of Directors has determined that these interests do not interfere with his ability to exercise independent judgment.

        Earl E. Ellis serves as an executive officer and is a significant stockholder of a company in which Messrs. Miller and Smith were directors until November 2, 2005. We sought guidance from the NYSE regarding a potential disqualification from independence based upon these relationships. Given that Mr. Ellis received no compensation for his service as an executive officer and that Messrs. Miller and Smith were not on the compensation committee of the private company, we were told that Mr. Ellis could be deemed to be independent for NYSE purposes. Effective November 2, 2005, Messrs. Miller and Smith resigned from the board of the private company to avoid any possible future conflicts. Messrs. Miller and Smith also own equity interests in this same company, but their interests represent less than 5% of the total equity ownership. The Board determined that these relationships do not interfere with Mr. Ellis's ability to exercise his independent judgment.

Independent Director Meetings

        The Company's independent directors held one formal meeting independent from management during fiscal 2006. As lead director, Mr. Stillwell acted as Chairman at the meeting of the independent directors.

Director Nomination Policy

        The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each Common Stock Director Nominee was recommended to the Board by the nominating and corporate governance committee for selection.

        Although we have no formal policy regarding shareholder nominees, the nominating and corporate governance committee will consider all proposed nominees for the Board of Directors, including those put forward by shareholders. In making its recommendations to the Board of Directors, the nominating and corporate governance committee considers, at a minimum, a candidate's qualification as "independent" under the various standards applicable to the Board and each of its committees, as well as a candidate's depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the Committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the nominating and corporate governance committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

        Mr. Cebula was designated by the Oaktree Funds, which beneficially own 8.5% of our Common Stock (including shares issuable upon conversion of our Series B Convertible Preferred Stock), all 11,700 shares of our outstanding Series B Convertible Preferred Stock and 48,300 shares of our Series A-1 Hybrid Preferred Stock. Pursuant to the Statement of Designation of the Series B Convertible Preferred Stock, the holders of a majority of Series B Convertible Preferred Stock have the right to elect one director to serve on our Board of Directors for so long as the Oaktree Funds beneficially own an aggregate of at least 10,000 shares of our Series B Convertible Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred Stock. We have also entered into a letter agreement with the Oaktree Funds pursuant to which we agreed to cause an individual designated by the Oaktree Funds to be nominated to serve on our Board of Directors following such time as (i) the Oaktree Funds cease to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series B Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as the Oaktree Funds own at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by the Oaktree Funds is convertible).

        Mr. Serota was designated by Ares, which beneficially owns 7.6% of our Common Stock (including shares issuable upon conversion of our Series C Convertible Preferred Stock), all 2,925 shares of our outstanding Series C Convertible Preferred Stock and 12,075 shares of our Series A-1 Hybrid Preferred Stock. Pursuant to the Statement of Designation of the Series C Convertible Preferred Stock, the holders of a majority of the Series C Convertible Preferred Stock have the right to elect one director to serve on our Board of Directors for so long as Ares beneficially owns an aggregate of at least 10,000 shares of our Series C Convertible Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred Stock. We have also entered into a letter agreement with Ares pursuant to which we agreed to cause an individual designated by Ares to be nominated to serve on our Board of Directors following such time as (i) Ares ceases to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series C Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as Ares owns at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by Ares is convertible).

        Pursuant to the Statements of Designation of the Series A-1, Series B and Series C Convertible Preferred Stock, for so long as there is outstanding a number of shares of Convertible Preferred Stock and Hybrid Preferred Stock that is equal to 25% or more of such shares currently outstanding, collectively referred to herein as the initial preferred shares, the holders of at least 60% of the then-outstanding shares of the Series A-1, Series B and Series C Convertible Preferred Stock have the right to elect four directors to serve on our Board of Directors; provided that the right to elect those four directors is to be reduced by the number of directors that may then be elected by the Series B and Series C Convertible Preferred Stock. If less than 25% but 10% or more of the initial preferred shares are outstanding, the number of directors that may be elected by the Series A-1, Series B and Series C Convertible Preferred Stock will decrease to two, which number is to be further reduced by the number of directors that may then be elected by the Series B and Series C Convertible Preferred Stock. If less than 10% of the initial preferred shares are outstanding, the holders of Series A-1 Convertible Preferred Stock, as a group, will not have the right to elect any preferred directors. Accordingly, the holders of at least 60% of the outstanding shares of the Series A-1, Series B and Series C Convertible Preferred Stock currently have the right to elect two additional Preferred Stock directors. These holders have not yet exercised their right to elect the two additional Preferred Stock directors, but plan to do so in conjunction with the Annual Meeting and have indicated their intention to elect Messrs. Shourie and                        to such positions promptly following the Annual Meeting.

Codes of Business Conduct and Ethics

        We have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of the codes can be obtained free of charge from our web site, www.excoresources.com, or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084. We intend to post any amendments to, or waivers from, our Code of Ethics that apply to our chief executive officer or senior financial officers on our web site at www.excoresources.com.

Personal Loans to Executive Officers and Directors

        The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Communication with the Board of Directors

        Any shareholder who desires to make his or her concerns known to an individual director, a committee of the Board of Directors or the entire Board of Directors may do so by mail to: Board of Directors of EXCO Resources, Inc. at 12377 Merit Dr., Suite 1700, Dallas, Texas 75251. The Company's Secretary shall forward all shareholder communications, other than communications that are not properly directed or are frivolous, to the director, specific committee, non-management director or directors, or the entire Board, as requested in the communications.

        Any communications to the Company from one of the Company's officers or directors will not be considered "shareholder communications." Communications to the Company from one of the Company's employees or agents will only be considered "shareholder communications" if they are made solely in such employee's or agent's capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 will not be viewed as "shareholder communications."

Executive Officers

        The following table sets forth certain information with respect to our executive officers, other than Messrs. Douglas H. Miller and Stephen F. Smith, whose information is set forth above under the caption "—Common Stock Directors and Nominees."

Name	Age	Position
J. Douglas Ramsey, Ph.D.	47	Vice President, Chief Financial Officer and Treasurer
Harold L. Hickey	51	Vice President and Chief Operating Officer
William L. Boeing	52	Vice President, General Counsel and Secretary
Mark E. Wilson	48	Vice President, Chief Accounting Officer and Controller

        J. Douglas Ramsey, Ph.D., became our Chief Financial Officer and a Vice President in December 1997. Dr. Ramsey was one of our directors from March 1998 until October 5, 2005. From March 1992 to December 1997, Dr. Ramsey worked for Coda Energy, Inc. as Financial Analyst and Assistant to the President and then as Financial Planning Manager. Dr. Ramsey also taught finance at Southern Methodist University in their undergraduate and professional MBA programs.

        Harold L. Hickey became our Vice President and Chief Operating Officer in October 2005. Prior to then and beginning in January 2004, Mr. Hickey served as President of our wholly-owned subsidiary, North Coast Energy, Inc. Mr. Hickey was our Production and Asset Manager from February 2001 to January 2004. From April 2000 until he joined us, Mr. Hickey was Chief Operating Officer of Inca Natural Resources Group, L.P., an independent oil and natural gas exploration company. Prior to that, Mr. Hickey worked at Mobil Oil Corporation from 1979 to March 2000.

        William L. Boeing became our Vice President, General Counsel and Secretary in April 2006. From October 1980 to March 2006, Mr. Boeing was initially an associate and later a partner at our outside law firm, Haynes and Boone, LLP, in Dallas, Texas.

        Mark E. Wilson became our Controller and one of our Vice Presidents in August 2005. Mr. Wilson then became our Chief Accounting Officer in November 2006. He began his career in 1980 with Diamond Shamrock Corporation. Since that time, he has served in Controller roles with Maxus Energy Corporation, Snyder Oil Corporation and Repsol-YPF International. From 1993 to 1997, Mr. Wilson held managerial positions with Coopers & Lybrands' Utility Industry Consulting practice. From September 2000 until August 2005, Mr. Wilson served as Vice President and Controller and Chief Financial Officer of Epoch Holding Corporation, a publicly traded investment management and advisory firm and registered investment adviser.

Other Officers of Our Company

        Michael R. Chambers Sr., age 51, became our Vice President of Operations in February 2007. Prior to joining EXCO Resources, Mr. Chambers was the Operations General Manager for Anadarko's Eastern Region Operations from August 2006 to February 2007 and Rockies Production Manager from August 2000 to August 2006. Mr. Chambers joined Anadarko in January 2000. Mr. Chambers worked at Mobil Oil Corporation from 1979 to January 2000.

        Charles R. Evans, age 53, joined us in February 1998, became one of our Vice Presidents in March 1998 and was our Chief Operating Officer from December 2000 until October 2005. He currently serves as one of our Vice Presidents and as General Manager of our Midcontinent Division. After working for Sun Oil Co., he joined TXO Production Corp. in 1979 and was appointed Vice President of Engineering and Evaluation in 1989. In 1990, he was named Vice President of Engineering and Project Development for Delhi Gas Pipeline Corporation, a natural gas gathering, processing and marketing company. Mr. Evans served as Director-Environmental Affairs and Safety for Delhi until December 1997.

        Richard L. Hodges, age 55, became one of our Vice Presidents in October 2000. He began his career with Texaco, Inc. and has served in various land management capacities with several independent oil and gas companies during the past 27 years. He served as Vice President of Land for Central Resources, Inc. until we acquired the Central properties in September 2000.

        John D. Jacobi, age 53, became one of our Vice Presidents in February 1999. In 1991, he co-founded Jacobi-Johnson Energy, Inc., an independent oil and natural gas producer, and served as its President until January 1997. He served as the Vice President and Treasurer of Jacobi-Johnson from January 1997 until May 8, 1998, when the company was sold to us.

        Daniel A. Johnson, age 55, became one of our Vice Presidents in February 1999. In 1991, he co-founded Jacobi-Johnson Energy, Inc., an independent oil and natural gas producer. He served as its President from January 1997 until the company was sold to us on May 8, 1998.

        Stephen E. Puckett, age 48, became our Vice President of Reservoir Engineering in December 2006. Mr. Puckett was our Manager of Engineering and Operations from April 2000 until December 2006. From January 1998 until April 2000 he served as a petroleum engineering consultant for Petra Resources, Inc. From March 1993 until January 1998 he worked for Enserch Exploration, Inc. as a reservoir engineer. From May 1981 until January 1993 he was employed by Oryx Energy Company as an operations engineer and reservoir engineer. He is a registered professional engineer in Texas and a member of the Society of Petroleum Engineers.

        Paul B. Rudnicki, age 29, became our Vice President of Financial Planning and Analysis in August 2006. From July 2003 until August 2006, Mr. Rudnick served as Financial Planning Manager. Mr. Rudnicki was a Financial Analyst and Assistant to the CFO from June 2000 to July 2003.

Compensation Discussion and Analysis

Overview of Compensation Program

        The compensation committee of our Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The compensation committee reviews and recommends to our Board of Directors the compensation and benefits for our executive officers, administers our stock plans and assists with the establishment of general policies relating to compensation and benefits for all of our employees. The compensation committee ensures that the total compensation paid to our officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers are similar to those provided to our other officers and employees. We do not have compensation plans that are solely for executive officers.

        Throughout this proxy statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table, are referred to as "Named Executive Officers."

Compensation Philosophy and Objectives

        We believe that the most effective compensation program is one that is designed to reward all employees, not just executives, for the achievement of our short-term and long-term strategic goals. As a result, our compensation philosophy is to provide all employees with both cash and stock-based incentives that foster the continued growth and overall success of our Company and encourage employees to maximize shareholder value. Under this philosophy, all of our employees, from the most senior executives of our organization to entry level, have aligned interests.

        When establishing total compensation for Named Executive Officers, our compensation committee has the following objectives:

  •
  to attract, retain and motivate highly qualified and experienced individuals;

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  to ensure that a significant portion of their total compensation is "at risk" in the form of equity compensation; and

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  to offer competitive compensation packages that are consistent with our core values.

Role of Executive Officers in Compensation Decisions

        Prior to our initial public offering, or IPO, in February of 2006, our Board of Directors, with input from our chief executive officer, president and chief financial officer, approved the compensation packages for our executive officers. After the IPO, our Board of Directors delegated authority to the compensation committee to make all compensation decisions for our executive officers and approve all grants of equity awards to our executive officers.

        The compensation committee annually reviews the performance of our chief executive officer and our president. Our chief executive officer and our president annually review the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual bonus award amounts, are presented to the compensation committee. The compensation committee can exercise its discretion in modifying any recommended adjustments or awards to our executives.

Setting Executive Compensation

        Based on the foregoing objectives, the compensation committee structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve our business goals and reward the executives for achieving those goals. In September 2006, we engaged an outside consulting firm to conduct an annual review of our total compensation program for our Named Executive Officers as well as for other key executives. This consulting firm provided the compensation committee with relevant market data and alternatives to consider when making compensation decisions for our executive officers.

        In making compensation decisions, the compensation committee compares each element of total compensation against a peer group of publicly-traded oil and natural gas companies with similar operations and revenue. The peer group consists of companies against which the compensation committee believes we compete for talent and for shareholder investment.

        We compete with many larger companies for top executive-level talent. As a result, the compensation committee generally sets cash compensation for executive officers at or near the median percentile of compensation paid to similarly situated executives of the companies comprising the peer group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. These objectives recognize the compensation committee's expectation that, over the long term, we will continue to generate shareholder returns in excess of the average of our peer group.

        A significant percentage of total compensation is allocated to equity incentives as a result of the philosophy mentioned above. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers. Rather, the compensation committee relies on each committee member's knowledge and experience as well as information provided by management and an outside consulting firm to determine the appropriate level and mix of compensation. Income from equity incentive compensation is realized only as a result of the successful performance of our company over time.

Executive Compensation Components

        For the fiscal year ended December 31, 2006, the principal components of compensation for Named Executive Officers were:

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  base salary;

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  cash bonus;

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  long-term incentive compensation;

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  retirement and other benefits; and

  •
  perquisites and other personal benefits.

  Base Salary

        We provide Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on position and responsibility by using market and other data. Base salary ranges are designed so that salary opportunities for a given position will be at or above the 50% percentile of the base salary of our peer group.

        During its review of base salaries for executives, the compensation committee primarily considers:

  •
  market data provided by our outside consultants;

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  internal review of the executive's compensation, both individually and relative to other officers; and

  •
  individual performance of the executive.

        Executive salary levels are typically considered annually. Merit based increases to salaries of executive officers are based on the compensation committee's assessment of each individual's performance.

        In accordance with the philosophy, objectives and procedures set forth in this Compensation Discussion and Analysis, our compensation committee reviewed the annual base salaries for our Named Executive Officers and established the following 2007 base salaries effective April 1, 2007 for our Named Executive Officers:

  •
  Douglas H. Miller—$800,000

  •
  Stephen F. Smith—$600,000

  •
  William L. Boeing—$400,000

  •
  J. Douglas Ramsey, Ph.D.—$350,000

  •
  Harold L. Hickey—$350,000

  Cash Bonus

        Although we do not have a formal cash bonus plan, we have historically paid year-end cash bonuses in the range of 10% to 20% of each employee's annual base salary. Consistent with our compensation philosophy, all employees, from the most senior executives of our organization to entry level, have historically received the same percentage level bonuses, pro-rated for any partial period of service, as those received by our Named Executive Officers. Exceptions are made from time to time, including in 2006, to provide additional cash bonuses to certain employees who are not Named Executive Officers and who make extraordinary contributions to our success. In 2006, we paid cash bonuses to each employee and each Named Executive Officer in an amount equal to 20% of their respective annual base salary, subject to some merit based exceptions for certain employees that are not Named Executive Officers. The payment of any cash bonus to Named Executive Officers must be approved by our compensation committee, whose determination is based on the overall success of our company. Each of the Named Executive Officers received the following cash bonus payments in December 2006 for fiscal 2006 performance.

Name	2006 Cash Bonus
Douglas H. Miller	$120,000
Stephen F. Smith	$80,000
J. Douglas Ramsey, Ph.D.	$60,000
Harold L. Hickey	$60,000
William L. Boeing	$52,500

  Long-Term Incentive Compensation

        2005 Long-Term Incentive Plan.    In many cases, incentives granted under the EXCO Resources, Inc. 2005 Long-Term Incentive Plan comprise the largest portion of our Named Executive Officers' total compensation package. This incentive plan was originally adopted by the Holdings II Board of Directors and approved by Holdings II stockholders in September 2005 and ultimately assumed by us in connection with our IPO. A total of 10,000,000 shares of our Common Stock have been authorized for issuance under the incentive plan. The stated purpose of this plan is to provide financial incentives to selected employees and to promote our long-term growth and financial success by:

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  attracting and retaining employees of outstanding ability;

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  strengthening our capability to develop, maintain and direct a competent management team;

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  providing an effective means for selected employees to acquire an ownership interest in us;

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  motivating key employees to achieve long-range performance goals and objectives; and

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  providing incentive compensation competitive with other similar companies.

        Our compensation committee administers the incentive plan and the awards granted under the incentive plan. Awards under the incentive plan can consist of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights and other awards. However, in accordance with our compensation philosophy, we have historically only used stock options as incentives for our employees. An important objective of our long-term incentive compensation is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide all employees with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of the future market price.

        Pursuant to the terms of the stock option agreements that we entered into with our option holders, the stock options granted:

  •
  are vested as to 25% of the shares subject to the option on the date of grant and will vest an additional 25% on each of the next three anniversaries of the date of grant;

  •
  expire on the tenth anniversary of the date of grant, or sooner under some circumstances; and

  •
  become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

        A stock option becomes valuable only if our Common Stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to "vest," thus providing an incentive for an option holder to remain our employee. In addition, stock options link a portion of an employee's compensation to shareholders' interests by providing an incentive to increase the market price of our stock.

        Currently, all new employees are awarded stock options on the first business day of the month following an employee's hire date and after that only when stock option bonuses are paid, if approved by our compensation committee. Historically, we have awarded stock option bonuses to our employees in December. Consistent with our compensation philosophy, these stock option bonuses are granted at the same ratable percentage for all employees, including Named Executive Officers, based on each employee's annual base salary. In December 2006, we granted stock option bonuses to our employees, including Named Executive Officers, such that each employee received an option for that number of shares equal to 10% of such employee's annual base salary earned during the year, pro rata for any partial year of service. Options are awarded at the NYSE's closing price of our Common Stock on the date of the grant. The compensation committee has never granted options with an exercise price that is less than the closing price of our Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

        The exercise prices of the stock options granted to our Named Executive Officers during fiscal year 2006 are shown in the "2006 Fiscal Year Grants of Plan-Based Awards" table contained in "—Compensation of Executive Officers." Additional information on these grants, including the number of shares subject to each grant, also is shown in the "2006 Fiscal Year Grants of Plan-Based Awards" table. Previous awards and grants, whether vested or unvested, have no impact on the current year's awards and grants unless otherwise determined by our compensation committee.

        Founders Shares.    On October 3, 2005, prior to our IPO, Holdings II acquired all the capital stock of EXCO Holdings and subsequently merged into EXCO Holdings pursuant to the terms of an equity buyout, or Equity Buyout. Upon its formation in September 2005, Holdings II issued 3,333,330 shares of Common Stock to its founders, which only included members of our management and certain other employees at the time of issuance, for $0.01 per share. This group of founders included all but one of our Named Executive Officers, including Mr. Douglas H. Miller, who purchased 1,655,000 shares, Mr. Stephen F. Smith, who purchased 333,330 shares, Dr. J. Douglas Ramsey, who purchased 166,670 shares (these shares were issued to a limited partnership in which Dr. Ramsey owns a 97.2% limited partnership interest), and Mr. Harold L. Hickey, who purchased 166,670 shares. Each of these Named Executive Officers and many of our employees also exchanged shares of EXCO Holdings common stock for Holdings II common stock or purchased additional shares of Holdings II common stock for cash in the Equity Buyout. This issuance of shares to the founders of Holdings II was part of our compensation philosophy to encourage our key employees to maximize shareholder value by ensuring that a significant portion of their total compensation was "at risk" in the form of equity compensation.

  Retirement and Other Benefit Plans

        401(k) Plans.    All of our employees are eligible to participate in a 401(k) plan, either the EXCO Resources, Inc. Employees Savings Trust or the North Coast Energy, Inc. Employees' Profit Sharing Trust and Plan. We match up to 100% of employee contributions to the 401(k) plans based on years of service with us. In addition, our employees may select our Common Stock as an investment option under the 401(k) plans, up to a maximum of 50% of their contribution.

        Severance Plan.    The Second Amended and Restated Severance Plan, or the Severance Plan, is applicable to all of our employees in the event of a change of control. The Severance Plan provides for the payment of severance equal to one year of an employee's base salary in the event the employee's employment is terminated or there is an adverse change in the employee's job or compensation within six months following a change of control, as defined in the Severance Plan.

        Other Benefits Plans.    We offer a variety of health and benefit programs to all employees, including medical, dental, vision, life insurance and disability insurance. Our Named Executive Officers are generally eligible to participate in these employee benefit plans on the same basis as the rest of our employees.

  Perquisites and Other Personal Benefits

        We provide two of our Named Executive Officers with perquisites and other personal benefits that the compensation committee believes are reasonable and consistent with our overall compensation program. Mr. Douglas H. Miller's administrative assistant spends approximately 5% of her time on Mr. Miller's personal matters. Mr. Stephen F. Smith is a resident of Houston, Texas. We provide a corporate apartment for Mr. Smith in Dallas, Texas and we reimburse all of his business commuting expenses for travel between Houston and Dallas. On limited occasions, executives authorized to use a chartered aircraft for business travel are allowed to bring family members or guests along on the trip. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

        Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2006, are included in the Summary Compensation Table under the heading "All Other Compensation."

Tax and Accounting Implications

  Deductibility of Executive Compensation

        As part of its role, the compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under our incentive plans is generally fully deductible for federal income tax purposes. However, in the future, the compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

  Nonqualified Deferred Compensation

        On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not yet become effective, we believe we are operating in good faith compliance with the statutory provisions which were effective January 1, 2005.

  Accounting for Stock-Based Compensation

        Holdings II adopted the provisions of Statement of Financial Accounting Standards No. 123(R)—"Share Based Payments" ("SFAS No. 123(R)") upon its formation in August 2005. Upon closing of the merger of Holdings II with and into EXCO Holdings, we adopted SFAS No. 123(R).

Compensation of Executive Officers

        The total compensation paid for the 2006 fiscal year to the Chief Executive Officer, Mr. Douglas H. Miller, Chief Financial Officer, Mr. J. Douglas Ramsey, Ph.D., and the other three most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended December 31, 2006 is set forth below in the following Summary Compensation Table:

2006 FISCAL YEAR SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)(3)		Total ($)
Douglas H. Miller Chairman and Chief Executive Officer	2006	600,000	120,000	—	1,055,116		—	—	20,000		1,795,116
Stephen F. Smith Vice Chairman and President	2006	400,000	80,000	—	274,043		—	—	43,191	(4)	797,234
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	2006	300,000	60,000	—	136,783		—	—	15,000		511,783
Harold L. Hickey Vice President and Chief Operating Officer	2006	300,000	60,000	—	136,783		—	—	16,000		512,783
William L. Boeing(5) Vice President, General Counsel and Secretary	2006	262,500	52,500	—	910,827	(6)	—	—	—		1,225,827

(1)
Reflects the dollar amount expensed for financial statement reporting for the year ended December 31, 2006 in accordance with SFAS No. 123(R), with the exception that the amount shown on the Summary Compensation Table assumes no forfeitures. Share-based compensation expense consists of stock options granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in "Note 2. Summary of significant accounting policies—stock options" and "Note 14. Stock transactions" to our audited financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the SEC on March 19, 2007.

(2)
The amounts shown in this column reflect, for each Named Executive Officer, matching contributions allocated by us to each of the Named Executive Officers pursuant to the EXCO Resources, Inc. Employees Savings Trust as follows: Mr. Miller—$20,000; Mr. Smith—$4,000; Mr. Ramsey—$15,000; and Mr. Hickey—$16,000. Mr. Boeing was not eligible for a matching contribution in 2006. He will be eligible for an initial matching contribution in 2007. We maintain suites at the American Airlines Center in Dallas, Texas and at the Rangers Ballpark in Arlington, Texas for sporting events and other entertainment purposes. We have not included any amounts related to the suites as a perquisite because tickets to the suites are available to all of our employees on a non-discriminatory basis, with business entertainment purposes having priority as to use. We also did not include any amounts related to the use by Mr. Miller of his administrative assistant for personal matters because the incremental cost to us of the estimated 5% of Mr. Miller's administrative assistant's time spent on his personal matters, together with the value of any other perquisites received by Mr. Miller, is less than $10,000.

(3)
Mr. Miller owns an aircraft through DHM Aviation, LLC. During 2006, we reimbursed DHM Aviation for our corporate use of the aircraft. We have not included any amounts related to the aircraft as a perquisite because all travel that is reimbursed by us is restricted to travel that is integrally and directly related to performing the executive's job and the amounts paid to DHM Aviation are below the market rate for the charter of similar aircraft. On limited occasions, employees authorized to use the aircraft for business travel are allowed to bring family members or guests along on the trip provided they have the prior approval of our president and our chief financial officer. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. See "—Transactions with Related Persons—Corporate use of personal aircraft" for additional information on amounts paid to DHM Aviation.

(4)
Mr. Smith is a resident of Houston, Texas. We provide a corporate apartment for Mr. Smith in Dallas, Texas and we reimburse all of his business commuting expenses for travel between Houston and Dallas. During 2006, we paid an aggregate of $32,121 to Mr. Smith for the corporate apartment and $7,070 for commuting expenses.

(5)
Mr. Boeing joined us as Vice President, General Counsel and Secretary in April 2006. Mr. Boeing's yearly salary is $350,000. The salary and cash bonus amounts for 2006 reflect his partial year of service. Prior to joining us, Mr. Boeing was a partner at Haynes and Boone, LLP. See "—Transactions with Related Persons—Haynes and Boone, LLP" for information regarding our relationship with Haynes and Boone.

(6)
Includes $875,343 for 500,000 option shares granted to Mr. Boeing when he joined us as Vice President, General Counsel and Secretary in April 2006 and $35,484 for 26,200 option shares granted in conjunction with our year-end 10% option bonus grant made to all company employees, which represent the amounts recognized for each of these awards for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS No. 123(R).

        See "—Compensation Discussion and Analysis—Executive Compensation Components—Base Salary" for a discussion of the 2007 base salaries of our Named Executive Officers.

Equity Incentive Awards

        The following table sets forth information regarding the plan-based awards under the EXCO Resources, Inc. 2005 Long-Term Incentive Plan granted to each Named Executive Officer during the fiscal year ended December 31, 2006:

2006 FISCAL YEAR GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option Awards		Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)		($ / Share)		Awards ($)
Douglas H. Miller Chairman and Chief Executive Officer	12/1/2006	—	—	—	—	—	—	—	60,000	(1)		$14.62		$300,600
Stephen F. Smith Vice Chairman and President	12/1/2006	—	—	—	—	—	—	—	40,000	(1)		$14.62		$200,400
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	12/1/2006	—	—	—	—	—	—	—	30,000	(1)		$14.62		$150,300
Harold L. Hickey Vice President and Chief Operating Officer	12/1/2006	—	—	—	—	—	—	—	30,000	(1)		$14.62		$150,300
William L. Boeing Vice President, General Counsel and Secretary	4/5/2006 12/1/2006	— —	— —	— —	— —	— —	— —	— —	500,000 26,200	(2) (1)	$ $	12.36 14.62	$ $	2,015,000 131,262

(1)
This grant was made in conjunction with our year-end 10% option bonus grant made to all company employees. See "—Compensation Discussion and Analysis—2006 Executive Compensation Components—Long-Term Incentive Compensation—2005 Long-Term Incentive Plan" for a discussion of this option bonus grant.

(2)
The 500,000 option shares were granted to Mr. Boeing when he joined us as Vice President, General Counsel and Secretary in April 2006.

(3)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards computed in accordance with SFAS No. 123(R). Assumptions used in the calculation of these amounts are included in "Note 2. Summary of significant accounting policies—stock options" and "Note 14. Stock transactions" to our audited financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the SEC on March 19, 2007.

        The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2006:

2006 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards						Stock Awards
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options							Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)						Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
Number of Shares or Units of Stock That Have Not Vested
Option Exercise Price
Option Expiration
Name
	Exercisable	Unexercisable	(#)	($)		Date	(#)	($)	(#)	($)
Douglas H. Miller Chairman and Chief Executive Officer	852,500 15,000	852,500 45,000	— —	$ $	7.50 14.62	10/5/2015 12/1/2016	— —	— —	— —	— —
Stephen F. Smith Vice Chairman and President	191,650 10,000	191,650 30,000	— —	$ $	7.50 14.62	10/5/2015 12/1/2016	— —	— —	— —	— —
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	83,350 7,500	83,350 22,500	— —	$ $	7.50 14.62	10/5/2015 12/1/2016	— —	— —	— —	— —
Harold L. Hickey Vice President and Chief Operating Officer	83,350 7,500	83,350 22,500	— —	$ $	7.50 14.62	10/5/2015 12/1/2016	— —	— —	— —	— —
William L. Boeing Vice President, General Counsel and Secretary	125,000 6,550	375,000 19,650	— —	$ $	12.36 14.62	4/5/2016 12/1/2016	— —	— —	— —	— —

        None of our Named Executive Officers exercised any stock options during 2006. As a result, we have not included a table showing 2006 option exercises.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

        We do not provide any nonqualified defined contribution or other deferred compensation plans for our Named Executive Officers.

Potential Payments Upon Termination or Change-in-Control

        On November 8, 2006, the Board of Directors approved the Second Amended and Restated EXCO Resources, Inc. Severance Plan, which we refer to as the "Severance Plan." The Severance Plan provides for the payment of severance in the event the employee's employment is terminated or there is an adverse change in the employee's job or compensation, as more specifically described in the Severance Plan, within six months following a change of control of EXCO. The plan is administered by our compensation committee, which has the sole discretion to determine whether an employee's termination of employment is eligible for payment of severance. All of our regular, full-time employees are eligible to participate in and receive benefits under the Severance Plan.

        A change of control is defined as the occurrence of any of the following: (i) we are merged or consolidated into or with another entity, and as a result less than a majority of the combined voting power of the surviving entity is held by the holders of our voting stock prior to the merger; (ii) we sell or otherwise transfer all or substantially all of our assets to any person or entity if less than a majority of the combined voting power of such person or entity immediately after such sale or transfer is held by the holders of our voting stock prior to such sale or transfer; (iii) any person is or becomes the beneficial owner, directly or indirectly, of more than 50% of our total voting power; (iv) individuals who on the effective date of the Severance Plan constituted our Board of Directors and their successors that are appointed by the Board of Directors, cease for any reason to constitute a majority of the Board of Directors; or (v) the adoption of a plan relating to the liquidation or dissolution of us. The definition of "change of control" specifically excludes an event in which any subsidiary of EXCO is spun off by means of a rights offering to EXCO's shareholders or an underwritten public offering, or any combination thereof, even where less than a majority of the voting equity ownership is retained by EXCO.

        Severance payment will be made only if the employee fully executes a release form with the plan administrator, to release and forever discharge us from any and all liability which the employee may have against us as a result of employment with or subsequent termination from us. Severance payment is equal to one year of an employee's base salary, offset by any other severance pay or other income replacement, to be paid in cash in a lump sum within fourteen days following receipt by us of an executed release form.

        Mr. Boeing's offer letter related to his employment with us included a reference to a severance arrangement for him with the details to be mutually agreed upon at a later time. Mr. Boeing subsequently relinquished any rights to severance under such letter, other than in accordance with the terms of the Severance Plan. Mr. Boeing is still eligible to participate in the Severance Plan.

        The following tables show, as of December 31, 2006, potential payments to our Named Executive Officers for various scenarios involving a change of control, death or disability, using, where applicable, the closing price of our Common Stock of $16.91 (as reported on the NYSE as of December 29, 2006). The footnotes listed below the tables apply to all of the tables in this section.

Douglas H. Miller
Chairman and Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	600,000	—	—	—
Long-term Equity Incentives—Stock Options(3)	8,125,075	8,125,075	8,125,075	8,125,075	8,125,075

Total	8,125,075	8,725,075	8,125,075	8,125,075	8,125,075

Stephen F. Smith
Vice Chairman and President

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	400,000	—	—	—
Long-term Equity Incentives—Stock Options(3)	1,872,127	1,872,127	1,872,127	1,872,127	1,872,127

Total	1,872,127	2,272,127	1,872,127	1,872,127	1,872,127

J. Douglas Ramsey, Ph.D.
Vice President, Chief Financial Officer and Treasurer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	300,000	—	—	—
Long-term Equity Incentives—Stock Options(3)	835,849	835,849	835,849	835,849	835,849

Total	835,849	1,135,849	835,849	835,849	835,849

Harold L. Hickey
Vice President and Chief Operating Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	300,000	—	—	—
Long-term Equity Incentives—Stock Options(3)	835,849	835,849	835,849	835,849	835,849

Total	835,849	1,135,849	835,849	835,849	835,849

William L. Boeing
Vice President, General Counsel and Secretary

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	350,000	—	—	—
Long-term Equity Incentives—Stock Options(3)	1,751,249	1,751,249	1,751,249	1,751,249	1,751,249

Total	1,751,249	2,101,249	1,751,249	1,751,249	1,751,249

(1)
The officer shall not be eligible to receive a severance payment if either (i) he receives a comparable offer of employment from any other operation of EXCO or any of its affiliate organizations, regardless of whether he accepts such offer or (ii) he receives and accepts a transfer of employment to any other operation of EXCO or any of its affiliate organizations.

(2)
Assumes a payment equal to 100% of the officer's annual base salary.

(3)
Pursuant to the terms of each stock option award, all options become fully vested automatically upon a change of control or upon the death or the total and permanent disability of the officer.

Compensation Committee Report on Executive Compensation

        Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

        The foregoing report is provided by the following directors, who constitute the compensation committee.

COMPENSATION COMMITTEE
Robert L. Stillwell, Chairman Jeffrey D. Benjamin Earl E. Ellis Robert H. Niehaus

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended December 31, 2006, the compensation committee was comprised of Messrs. Stillwell (chair), Benjamin, Ellis and Niehaus.

        No member of our compensation committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K during the fiscal year ended December 31, 2006. None of our executive officers served as a director or member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee or as one of our directors.

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2006 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	8,267,373	$10.32	1,574,475
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	8,267,373	$10.32	1,574,475

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a)

applicable to our officers, directors and 10% shareholders were timely met, except for the following: one Form 4 filed by each of Messrs. Miller, Smith, Ramsey and Hickey, related to the purchase of our Common Stock through our 401(k) plan.

Transactions with Related Persons

TXOK acquisition

        On September 27, 2005, BP EXCO Holdings LP acquired 150,000 shares of preferred stock of TXOK Acquisition, Inc. ("TXOK"), an affiliate of EXCO Holdings, for $150.0 million to partially fund our acquisition of ONEOK Energy Resources Company and ONEOK Energy Resources Holdings, L.L.C. Mr. Boone Pickens, one of our directors, is the controlling member of BP EXCO Holdings GP, LLC, the general partner of BP EXCO Holdings LP. In connection with the sale of the TXOK preferred stock, each of TXOK and EXCO Holdings agreed, if the proceeds of an initial public offering of its or its subsidiary's capital stock were not sufficient to redeem all of the TXOK preferred stock, to use its reasonable best efforts to redeem all of the TXOK preferred stock with available cash and borrowings under its credit facilities. On February 14, 2006, TXOK redeemed the TXOK preferred stock for $158.7 million in cash. In addition, the Company issued 388,889 shares of its common stock, or redemption shares, to an entity controlled by Mr. Pickens, as the redemption premium under the terms of the Amended and Restated Certificate of Incorporation of TXOK. The redemption shares were issued at a price of $12.00 per share in accordance with the redemption terms. Mr. Pickens holds over 98% of the partnership interests in BP EXCO Holdings LP. The terms of the TXOK preferred stock were negotiated on terms believed to be fair to EXCO Holdings in order to arrange interim equity financing pending completion of the IPO. The redemption shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder. As a result of the redemption of the TXOK preferred stock, TXOK became a wholly-owned subsidiary of the Company.

        TXOK also entered into a credit facility with an initial borrowing base of $325.0 million, and a second lien term loan facility of $200.0 million to fund the ONEOK acquisition. Approximately $308.8 million was drawn at the closing of the ONEOK acquisition. Neither EXCO Holdings nor EXCO Resources were an obligor or guarantor with respect to these financings; however, EXCO Holdings pledged its stock in TXOK as collateral security for payment of the TXOK credit facility and the TXOK term loan. On February 14, 2006, in connection with our IPO, the Company advanced TXOK $158.8 million to redeem its preferred stock and TXOK became a wholly-owned subsidiary.

        Effective October 15, 2005, the Company entered into an intercompany agreement with TXOK to manage TXOK's business affairs. Prior to the IPO and the redemption of the TXOK preferred stock, Mr. Pickens controlled TXOK through BP EXCO Holdings LP's ownership of the TXOK preferred stock. The agreement provides that we will provide TXOK with general management, treasury, finance, legal, audit, tax, information technology, and payroll and benefit administration services. TXOK has agreed to reimburse us on a monthly basis for the total amount of compensation, taxes and benefits we provide to employees providing services to TXOK. TXOK has also agreed to pay us $25,000 per month for the additional services we provide, as well as reimbursement of all costs directly related to the operations of TXOK.

Equity Buyout

        On October 3, 2005, Holdings II acquired all the capital stock of EXCO Holdings and subsequently merged into EXCO Holdings. Upon its formation, Holdings II issued 3,333,330 shares of common stock to its founders for $0.01 per share. This group of founders included Mr. Douglas H. Miller, who purchased 1,655,000 shares, Mr. Stephen F. Smith, who purchased 333,330 shares, Dr. J. Douglas Ramsey, who purchased 166,670 shares (these shares were issued to a limited partnership in which Dr. Ramsey owns a 97.2% limited partnership interest), and Mr. Harold L. Hickey, who purchased 166,670 shares, as well as a number of our employees. Each of these persons and many of our employees also exchanged shares of EXCO Holdings common stock for Holdings II common stock or purchased additional shares of Holdings II common stock for cash pursuant to the terms of two stock purchase agreements.

Registration rights agreement

        Overview.    Each stockholder of Holdings II on October 3, 2005 entered into a registration rights agreement with Holdings II. These stockholders include Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D., Harold L. Hickey, Jeffrey D. Benjamin, Earl E. Ellis, Robert H. Niehaus, Boone Pickens and Robert L. Stillwell. The registration rights agreement was amended and restated pursuant to the terms and conditions of the First Amended and Restated Registration Rights Agreement, or the registration rights agreement. As a result of the merger of Holdings II with and into EXCO Holdings and upon consummation of the merger of EXCO Holdings into us, the registration rights agreement was assumed by us. The registration rights agreement entitles the EXCO Holdings stockholders to certain rights with respect to the registration of shares of our Common Stock for resale under the Securities Act.

        Registrations.    Pursuant to the registration rights agreement, after the IPO, all holders of unregistered shares of our Common Stock who are subject to the registration rights agreement can require us to register their shares in certain circumstances. In addition, at any time that we file a registration statement registering other shares, the holders of shares subject to the registration rights agreement can require that we include their shares in such registration statement, subject to certain exceptions.

        At any time on or after 180 days after the completion of the IPO, any holder of unregistered shares of our Common Stock who is party to the registration rights agreement may request that we register up to one-third of the holder's registrable securities in a resale registration statement. At any time on or after 365 days after the completion of the IPO, any holder of registrable securities may again require us to register up to an additional one-third of the holder's registrable securities initially covered by the registration rights agreement in the same manner as the initial resale registration was made. A similar demand right will be invocable by any holder with respect to its remaining registrable securities commencing 540 days after completion of the IPO. Upon any such request for registration, we would then be required to give notice of the requested registration to all other holders of registrable securities to allow such other holders to register up to one-third of their registrable securities on the same registration statement. We may request in writing that J.P. Morgan Securities Inc. (or the lead underwriter and sole stabilization agent of the IPO, if other than J.P. Morgan Securities Inc.) waive the registration waiting periods and registration volume limitations on resale registrations described in this paragraph. Upon or without such a request, J.P. Morgan Securities Inc. (or such other underwriter), in its sole discretion and based upon its evaluation of market conditions, the historical trading activity and liquidity of our common shares and other considerations it deems relevant, may waive continued application of the registration waiting periods and registration volume limitations described in this paragraph.

        If EXCO Holdings (or, after the merger of EXCO Holdings into us, we) at any time or from time to time proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act") other than in an initial public offering or registrations on Form S-4 or Form S-8, then all holders, or all former holders, of EXCO Holdings registrable securities, if such shares have not been previously registered, will be entitled to piggyback registration rights, allowing them to have their shares included in the registration. These piggyback registrations are subject to delay or termination of the registration in certain circumstances.

        Postponements and limitations.    Under certain circumstances, we may postpone a registration if our Board of Directors determines in good faith that effecting such a registration or continuing the disposition of Common Stock would have a material adverse effect on us, or would not be in our best interests. Furthermore, the underwriters of the registration may, subject to certain limitations, limit the number of shares included in the registration.

        Founders Common Stock.    The registration rights agreement provides, until the third anniversary of the registration rights agreement, that the holders of our Common Stock representing common stock of Holdings II issued prior to the Equity Buyout, or the founders, may only sell their Common Stock pursuant to an effective registration statement covering the resale of such founder's shares and may not sell their shares pursuant to Rule 144 or any other exemption from registration or otherwise.

        Amendments and waivers.    The provisions of the registration rights agreement may not be amended, terminated or waived without the written consent of us, of holders of a majority of the shares then held by the outside investors and holders of a majority of the shares then held by the management investors.

        Holdback arrangements.    Upon entering into the registration rights agreement, each holder of registrable securities agrees that, at the request of the sole or lead managing underwriter in an underwritten offering, it will not make any short sale of, loan, grant any option for the purchase of or effect any public sale or distribution, including a sale pursuant to Rule 144 under the Securities Act, of any registrable securities during the five days prior to, and the time period (up to 90 days) requested by the underwriter following an underwritten offering. The holders of registrable securities will be subject to these restrictions for 180 days following the effective date of the registration statement filed with respect to the IPO.

        On January 17, 2007, our registration statement covering one-third of the shares that were subject to the registration rights agreement was declared effective by the SEC. On January 11, 2007, J.P. Morgan Securities Inc. and EXCO executed a waiver letter that allows selling shareholders to request that we register for resale the remaining two-thirds of their shares at any time after February 14, 2007. On February 15, 2007, we received a request from one of our shareholders to register the remaining two-thirds of his shares in accordance with the registration rights agreement. We filed a registration statement that covers all the shares subject to the registration rights agreement on April 25, 2007. This registration statement was automatically effective upon filing.

Corporate use of personal aircraft

        We periodically charter, for company business, a jet aircraft from DHM Aviation, LLC, a company owned by Douglas H. Miller, our chairman and chief executive officer. The Board of Directors has adopted a written policy covering the use of this aircraft. We believe that prudent use of a chartered private airplane by our senior management while on company business can promote efficient use of management time. Such usage can allow for unfettered, confidential communications among management during the course of the flight and minimize airport commuting and waiting time, thereby promoting maximum use of management time for company business. However, we restrict the use of the aircraft to priority company business being conducted by senior management in a manner that is cost effective to us and our shareholders. As a result, reimbursed use of the aircraft is restricted to travel that is integrally and directly related to performing senior management's jobs. Such use must be approved in advance by our President and Chief Financial Officer. We maintain a detailed written log of such usage specifying the personnel (and others, if any) that fly on the aircraft, the travel dates and destination(s), and the company business being conducted. In addition, the log contains a detail of all charges paid or reimbursed by us with supporting written documentation.

        At least annually, and more frequently if requested by the audit committee or our Director of Internal Audit, our Director of Internal Audit surveys fixed base operators and other charter operators located at Dallas Love Field, Dallas, Texas to ascertain hourly flight rates for aircraft of comparable size and equipment in relation to the aircraft. This survey also ascertains other charges (including fuel surcharges) invoiced by such charter operators as well as out-of-pocket reimbursement policies. Such survey is supplied to the audit committee in order for the audit committee to establish an hourly rate and other charges we shall pay for the upcoming calendar year for the use of the aircraft. The present hourly rate paid by EXCO to DHM Aviation, LLC is less than market rate for similar aircraft. In addition, DHM Aviation, LLC is reimbursed for customary out-of-pocket catering expenses invoiced for a flight and any reimbursement of out-of-pocket expenses incurred by the pilots.

        We reimburse DHM Aviation, LLC at a rate of $3,600 per hour, including fuel surcharges, for use of the aircraft, plus expenses related to catering, crew meals and accommodations. During 2006, we reimbursed DHM Aviation, LLC in the amount of $532,253 for use of the aircraft.

Intercompany promissory note

        On October 7, 2005, EXCO Resources agreed to provide a revolving line of credit for the benefit of its parent, EXCO Holdings, in an aggregate principal amount not to exceed $10.0 million. This indebtedness was evidenced by an intercompany promissory note, which bears interest at 7.0% per annum and matures on October 7, 2007. In conjunction with the closing of our IPO on February 14, 2006, EXCO Holdings was merged with and into EXCO Resources. As a result, the intercompany promissory note was repaid in full and terminated.

American Airlines Center suite

        We maintain a suite at the American Airlines Center in Dallas, Texas. We share the suite with and are reimbursed for 50% of our expenses relative to the suite by an entity affiliated with Boone Pickens, one of our directors, pursuant to an arrangement entered into in 2006 between us and such entity. During the year ended December 31, 2006, we paid a total of $350,000 to maintain the suite for a one year lease from August 2006 to August 2007, of which $175,000 was reimbursed by the entity affiliated with Mr. Pickens.

Private placement of Preferred Stock

        On March 30, 2007, we completed a private placement (the "Private Placement") of an aggregate of 39,008 shares of Convertible Preferred Stock for $390.0 million and 160,992 shares of Hybrid Preferred Stock for $1.61 billion to accredited investors. In the Private Placement, we issued and sold 23,408 shares of Series A-1 Preferred Stock, 975 shares of Series A-2 Convertible Preferred Stock, 11,700 shares of Series B Convertible Preferred Stock, 2,925 shares of Series C Convertible Preferred Stock, 149,411 shares of Series A-1 Hybrid Preferred Stock and 11,551 shares of Series A-2 Hybrid Preferred Stock. The purchase price for each share of all series of Preferred Stock was $10,000 (which equaled the liquidation preference per share on March 30, 2007). The issuance and sale of the shares in the Private Placement was exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

        The $2.0 billion in cash proceeds from the Private Placement were used to make a $1.67 billion contribution to EXCO Partners, LP to fund the acquisition of substantially all of the oil and natural gas properties, acreage and related assets, including hedges in respect of a significant portion of estimated production for 2007, 2008 and 2009, of Anadarko Petroleum Corporation and Anadarko Gathering Company in the Vernon and Ansley Fields located in Jackson Parish, Louisiana, to repay $262.5 million of indebtedness at EXCO Partners, LP, and, when combined with surplus cash, to reduce our outstanding revolving credit facility by $352.0 million and to pay offering expenses.

        Several related parties participated in the transaction:

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  Entities affiliated with Ares purchased 2,925 shares of Series C Convertible Preferred Stock and 12,075 shares of Series A-1 Hybrid Preferred Stock for $150.0 million. Prior to the Private Placement, Ares beneficially owned approximately 6.3% of our outstanding Common Stock. The Private Placement increased Ares' beneficial ownership of our Common Stock to approximately 7.6% (or 12.9% if the shareholders approve the Full NYSE Proposal). Jeffrey S. Serota, one of our directors, is a Managing Director of Ares. Mr. Serota was designated to our Board of Directors by Ares pursuant to the terms of the Series C Convertible Preferred Stock, as more fully described in "—Preferred Stock Director Designees."

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  The Oaktree Funds purchased 11,700 shares of Series B Convertible Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock for $600.0 million. Prior to the Private Placement, the Oaktree Funds beneficially owned approximately 3.1% of our outstanding Common Stock. The Private Placement increased the Oaktree Funds' beneficial ownership of our Common Stock to approximately 8.5% (or 25.6% if the shareholders approve the Full NYSE Proposal). Vincent J. Cebula, one of our directors, is a Managing Director of Oaktree. Mr. Cebula was designated to our Board of Directors by the Oaktree Funds pursuant to the terms of the Series B Convertible Preferred Stock, as more fully described in "—Preferred Stock Director Designees."

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  Entities affiliated with Greenhill Capital Partners, LLC purchased 1,463 shares of Series A-1 Convertible Preferred Stock and 6,037 shares of Series A-1 Hybrid Preferred Stock for $75.0 million. Prior to the Private Placement, Greenhill beneficially owned approximately 2.3% of our outstanding Common Stock. The Private Placement increased Greenhill's beneficial ownership of our Common Stock to approximately 3.0% (or 5.8% if the shareholders approve the Full NYSE Proposal). Robert H. Niehaus, one of our directors, is a Senior Member of GCP 2000, LLC and Managing Director of Greenhill Capital Partners, LLC, which control the general partners of Greenhill Capital Partners, L.P. and its affiliated investment funds.

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  Entities affiliated with FMR Corp. purchased 1,952 shares of Series A-1 Convertible Preferred Stock and 8,048 shares of Series A-1 Hybrid Preferred Stock for $100.0 million. Prior to the Private Placement, FMR Corp. beneficially owned approximately 7.0% of our outstanding Common Stock. The Private Placement increased FMR Corp.'s beneficial ownership of our Common Stock to approximately 7.9% (or 11.4% if the shareholders approve the Full NYSE Proposal).

        In connection with the Private Placement, we entered into the following agreements:

  Preferred Stock Purchase Agreement

        On March 28, 2007, we entered into a Preferred Stock Purchase Agreement, which we refer to as the "Stock Purchase Agreement," with the investors in the Private Placement, pursuant to which we issued and sold to the investors (a) an aggregate of $390.0 million of shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock and (b) an aggregate of $1.61 billion of shares of our Series A-1 Hybrid Preferred Stock and Series A-2 Hybrid Preferred Stock. The Stock Purchase Agreement included representations, warranties, covenants and indemnities customary for a transaction of this type. We covenanted to seek the approval of our common shareholders of the Full NYSE Proposal or, alternatively, the Limited NYSE Proposal. We agreed to prepare and distribute proxy materials as promptly as possible to solicit proxies for approval of the Full NYSE Proposal, or, alternatively, the Limited NYSE Proposal and to hold a meeting of shareholders no later than September 26, 2007, to vote upon the Full NYSE Proposal, or, alternatively, the Limited NYSE Proposal. We also granted holders of the Convertible Preferred Stock and Hybrid Preferred Stock a

right of first offer with respect to any subsequent issuances of shares by us of Common Stock (or other securities convertible into or exchangeable for Common Stock) at a price per share less than the then-effective conversion price of the Convertible Preferred Stock and, after approval of the Full NYSE Proposal, the Hybrid Preferred Stock, subject to customary exceptions.

  Registration Rights Agreements

        In connection with the Stock Purchase Agreement, on March 28, 2007, we entered into a Registration Rights Agreement with the investors, which we refer to as the 7.0% Registration Rights Agreement, with respect to the registration of the resale of the shares of Common Stock underlying the Convertible Preferred Stock and the Hybrid Preferred Stock, the shares of Series A-1 Convertible Preferred Stock and, after the shareholder approval of the Full NYSE Proposal, the shares of Series A-1 Hybrid Preferred Stock that were issued and sold pursuant to the Stock Purchase Agreement. The 7.0% Registration Rights Agreement contains customary terms and conditions for a transaction of this type. We have agreed to file with the SEC, not later than September 26, 2007, a registration statement to register the offer and sale of the common shares issuable upon conversion of the Convertible Preferred Stock or, if shareholder approval of the Full NYSE Proposal is obtained, the Hybrid Preferred Stock and to use our best efforts to have the registration statement declared effective by March 24, 2008. If any shares of Convertible Preferred Stock and, if shareholder approval of the Full NYSE Proposal is obtained, the Hybrid Preferred Stock are outstanding on March 30, 2011, we have agreed to file a registration statement with the SEC by June 28, 2011 registering such shares for resale and to use our best efforts to have such registration statement declared effective by September 26, 2011. If we are unable to meet the deadlines described above, or if a registration statement ceases to remain effective or if we restrict sales under a registration statement under certain "blackout provisions" for longer than the contractually permitted period, we must pay liquidated damages at a rate of 0.50% per annum of the liquidation preference of such shares for the first 90 days and thereafter for each subsequent 90-day period at an additional rate of 0.25% up to a maximum of 2.00% per annum during any default period. We have also agreed to indemnify holders against certain liabilities under the Securities Act in respect of any such resale registration.

        In connection with the Stock Purchase Agreement, on March 28, 2007, we also entered into a Registration Rights Agreement with the investors, which we refer to as the Hybrid Registration Rights Agreement, with respect to the registration of the resale of the shares of Series A-1 Hybrid Preferred Stock that were issued and sold pursuant to the Stock Purchase Agreement. If we have not obtained approval of the Full NYSE Proposal by September 26, 2007, we have agreed to file a registration statement with the SEC by December 24, 2007, covering the resale prior to the shareholder approval of the Full NYSE Proposal of shares of Series A-1 Hybrid Preferred Stock and to use our best efforts to have the registration statement declared effective by March 24, 2008. The Hybrid Registration Right Agreement contains liquidated damages payment provisions similar to the 7.0% Registration Rights Agreement and similar indemnification obligations.

  Director Nomination Letter Agreements

        In connection with the Stock Purchase Agreement, we entered into a letter agreement, dated March 28, 2007, with the Oaktree Funds pursuant to which we agreed to cause an individual designated by the Oaktree Funds to be nominated to serve on our Board of Directors following such time as (i) the Oaktree Funds cease to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series B Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, and for so long as the Oaktree Funds own at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by the Oaktree Funds is convertible).

        In connection with the Stock Purchase Agreement, we also entered into a letter agreement, dated March 28, 2007, with certain investors affiliated with Ares pursuant to which we agreed to cause an individual designated by Ares to be nominated to serve on our Board Directors following such time as (i) Ares ceases to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series C Convertible Preferred Stock and (ii) less than 25% of the shares of Convertible Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as Ares owns at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by Ares is convertible).

        The terms of each class and series of Preferred Stock issued in the Private Placement are described below:

  Convertible Preferred Stock

        Series A-1 Convertible Preferred Stock.    The Series A-1 Convertible Preferred Stock has an initial liquidation preference equal to $10,000 per share and is convertible into our Common Stock at a price of $19.00 per share, as may be adjusted in accordance with the terms of the Series A-1 Convertible Preferred Stock. We may force the conversion of the Series A-1 Convertible Preferred Stock at any time if our Common Stock trades for 20 days within a period of 30 consecutive days at a price above 175% of the then effective conversion price ($33.25 per share at the current conversion price of $19.00 per share) at any time during the 24 months after issuance, above 150% of the then effective conversion price ($28.50 per share at the current conversion price of $19.00 per share) thereafter through the 48th month after issuance and above 125% of the then effective conversion price ($23.75 per share at the current conversion price of $19.00 per share) at any time thereafter. Cash dividends will accrue at the rate of 7.0% per annum prior to March 30, 2013 and at the rate of 9.0% thereafter. In lieu of paying cash dividends, we may, under certain circumstances prior to March 30, 2013, pay a dividend at a rate of 9.0% per annum by adding the dividend to the liquidation preference of the shares of Series A-1 Convertible Preferred Stock. Upon the occurrence of a change of control, holders of the Series A-1 Convertible Preferred Stock may require us to repurchase their shares for cash at the liquidation preference plus accumulated dividends. Holders of the Series A-1 Convertible Preferred Stock have the right to vote with the holders of Common Stock, the other holders of Convertible Preferred Stock and, if shareholder approval of the Full NYSE Proposal is obtained, the holders of Hybrid Preferred Stock, together as a single class, on all matters submitted to the shareholders of the Company, except the election of directors and the Full NYSE Proposal or the Limited NYSE Proposal, on an as-converted basis. Holders of the Series A-1, Series B and Series C Convertible Preferred Stock and, if shareholder approval of the Full NYSE Proposal is obtained, the Series A-1 Hybrid Preferred Stock, have the right to separately elect up to four directors, referred to as the "preferred stock directors," subject to the rights of the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock to vote as separate classes to each elect one of such preferred stock directors. In addition, upon the occurrence of specified defaults in the Statements of Designation for the Convertible Preferred Stock and the Hybrid Preferred Stock, the holders of the Convertible Preferred Stock and Hybrid Preferred Stock, voting together as a class, have the right to elect four additional directors, referred to as the "default directors," until such default is cured.

        Series A-2 Convertible Preferred Stock.    The Series A-2 Convertible Preferred Stock has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that holders of Series A-2 Convertible Preferred Stock do not have the right to elect directors (other than the default directors) and do not have registration rights under the 7.0% Registration Rights Agreement. Shares of Series A-2 Convertible Preferred Stock automatically convert into shares of Series A-1 Convertible Preferred Stock when the holder thereof has provided us with a certificate certifying that either no filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the

"HSR Act"), with respect to such holder's acquisition of the shares of Series A-1 Convertible Preferred Stock or the waiting period applicable to such holder under the HSR Act has expired.

        Series B Convertible Preferred Stock.    The Series B Convertible Preferred Stock was issued to the Oaktree Funds and has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that the holders of Series B Convertible Preferred Stock have the right to designate one of the preferred stock directors and do not have registration rights under the 7.0% Registration Rights Agreement. The Series B Convertible Preferred Stock is convertible into Series A-1 Convertible Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 Convertible Preferred Stock when the Oaktree Funds cease to own an aggregate of 10,000 shares of Series B Convertible Preferred Stock and/or Hybrid Preferred Stock.

        Series C Convertible Preferred Stock.    The Series C Convertible Preferred Stock was issued to Ares and has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that the holders of Series C Convertible Preferred Stock have the right to designate one of the preferred stock directors and do not have registration rights under the 7.0% Registration Rights Agreement. The Series C Convertible Preferred Stock is convertible into Series A-1 Convertible Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 Convertible Preferred Stock when Ares ceases to own an aggregate of 10,000 shares of Series C Convertible Preferred Stock and/or Hybrid Preferred Stock.

  Hybrid Preferred Stock

        Initially the Hybrid Preferred Stock is not convertible into Common Stock. If shareholder approval of the Full NYSE Proposal is obtained in accordance with the rules and regulations of the NYSE, then the terms of the Series A-1 Hybrid Preferred Stock and the Series A-2 Hybrid Preferred Stock will transform into the same designations, preferences, limitations and relative voting rights as the Series A-1 Convertible Preferred Stock and the Series A-2 Convertible Preferred Stock, respectively, including the dividend rights and the right to convert into Common Stock. We agreed in the Stock Purchase Agreement to seek approval of the Full NYSE Proposal or, alternatively, the Limited NYSE Proposal.

        Series A-1 Hybrid Preferred Stock.    Prior to shareholder approval of the Full NYSE Proposal, dividends will accrue on the Series A-1 Hybrid Preferred Stock at a rate of 11.0% per annum and are payable in cash. If shareholder approval of the Full NYSE Proposal has not been obtained by September 26, 2007, the annual dividend rate will increase by 0.50% per quarter (up to a maximum rate of 18% per annum) until shareholder approval of the Full NYSE Proposal has been obtained. Prior to the earlier of September 26, 2007 and the date that shareholder approval of the Full NYSE Proposal is obtained, the Series A-1 Hybrid Preferred Stock may be redeemed only with the consent of the holders of the Hybrid Preferred Stock at a redemption price equal to 100% of the liquidation preference plus accrued dividends. After September 26, 2007 and prior to shareholder approval of the Full NYSE Proposal, the Series A-1 Hybrid Preferred Stock is redeemable at our option at any time, and must be redeemed on April 18, 2011, for cash at 125% of the liquidation premium plus accrued dividends. Upon the occurrence of a change of control, holders of the Series A-1 Hybrid Preferred Stock may require us to repurchase their shares for cash at 101% of the liquidation preference plus accrued dividends. In addition, upon the occurrence of specified defaults in the Statements of Designation for the Hybrid Preferred Stock, the holders of the Convertible Preferred Stock and Hybrid Preferred Stock, voting together as a class, have the right to elect four default directors until such default is cured. In addition, prior to shareholder approval of the Full NYSE Proposal, the Series A-1 Hybrid Preferred Stock contains covenants restricting our incurrence of additional indebtedness and requiring us to repurchase the shares following certain asset dispositions.

        Series A-2 Hybrid Preferred Stock.    The Series A-2 Hybrid Preferred Stock has substantially the same rights as the Series A-1 Hybrid Preferred Stock, except that holders of Series A-2 Hybrid Preferred Stock have no registration rights. Shares of Series A-2 Hybrid Preferred Stock automatically convert into shares of Series A-1 Hybrid Preferred Stock when the holder thereof has provided us with a certificate certifying that either no filing is required under the HSR Act with respect to such holder's acquisition of the shares of Series A-1 Hybrid Preferred Stock or the waiting period applicable to such holder under the HSR Act has expired.

Haynes and Boone, LLP

        William L. Boeing, our Vice President, General Counsel and Secretary, was a partner at Haynes and Boone, LLP, which serves as our outside corporate counsel, before he joined us on April 1, 2006. From January 1, 2006 to March 31, 2006, we paid legal fees of approximately $780,000 to Haynes and Boone, LLP. Mr. Boeing's interest in such fees was less than $10,000.

        In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving the terms and conditions of all related party transactions. Any material financial transaction with any director, executive officer, nominee or holder of five percent or more of our securities, or immediate family member of any of the foregoing, would need to be approved by our audit committee prior to our entering into such transaction.

        The audit committee did not review and approve the sharing of the suite at the American Airlines Center with Boone Pickens, as the sharing of the suite was viewed as a simple expense sharing arrangement where costs and use were split 50/50 between the Company and Mr. Pickens. In addition, while the Private Placement was not approved by the audit committee independently (firms associated with two of the three members of the audit committee participated in the Private Placement), it was approved by the entire Board of Directors, including a majority of the disinterested directors, and the relationships with and participation by all related parties was discussed.

APPROVAL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE
RIGHTS SET FORTH ON ANNEX III OF THE STATEMENTS OF DESIGNATION OF OUR
HYBRID PREFERRED STOCK, THE ISSUANCE OF COMMON STOCK UPON
CONVERSION OF SUCH SHARES OF HYBRID PREFERRED STOCK AND THE REMOVAL
OF THE RESTRICTIONS ON CONVERSION PRICE ADJUSTMENTS FOR THE
CONVERTIBLE PREFERRED STOCK
(Proposal 2)

Overview

        On March 30, 2007, the Company issued 160,992 shares of Hybrid Preferred Stock and 39,008 shares of Convertible Preferred Stock to several investors in a private placement (the "Private Placement") for aggregate gross proceeds of $2.0 billion. The net proceeds of the Private Placement were used to fund the net closing purchase price (net of contractual adjustments and an earnest money deposit of $80.0 million) of approximately $1.4 billion for the acquisition on March 30, 2007 of substantially all of the oil and natural gas properties, acreage and related assets, including hedges in respect of a significant portion of estimated production for 2007, 2008 and 2009, of Anadarko Petroleum Corporation and Anadarko Gathering Company in the Vernon and Ansley Fields located in Jackson Parish, Louisiana (the "Vernon Acquisition") and to repay certain outstanding indebtedness.

        The Convertible Preferred Stock is convertible into shares of our Common Stock at an initial conversion price of $19.00 per share. The Hybrid Preferred Stock is not currently convertible into shares of our Common Stock. Under the NYSE rules, shareholder approval is required to issue Common Stock, or securities convertible into or exercisable for Common Stock, if (i) such Common Stock has, or will have upon issuance, 20.0% or more of the voting power outstanding before the issuance, (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to 20.0% or more of the number of shares of Common Stock outstanding before the issuance, (iii) such Common Stock, or securities convertible into or exercisable for Common Stock, will be issued to a director, officer or substantial security holder of the Company and such securities exceed either a threshold of one percent or, if issued to a substantial security holder who is not a director or officer at a price that is not less than the book and market value of the Common Stock, five percent of the number of shares of Common Stock or the voting power outstanding before the issuance or (iv) such issuance will result in a change of control of the Company.

        Absent the NYSE rules, we would have issued 200,000 shares of Convertible Preferred Stock to fund the Vernon Acquisition and to repay certain outstanding indebtedness. As a result of the limited time period to fund the Vernon Acquisition and the time required to organize a special meeting of shareholders and solicit proxies in compliance with the SEC rules, we were unable to hold a special meeting of our shareholders to approve the issuance of 200,000 shares of Convertible Preferred Stock prior to the Vernon Acquisition. Therefore, in the interim, we issued (i) 39,008 shares of Convertible Preferred Stock, consisting of 23,408 shares of Series A-1 Convertible Preferred Stock, 975 shares of Series A-2 Convertible Preferred Stock (all of which have since been converted to Series A-1 Convertible Preferred Stock), 11,700 shares of Series B Convertible Preferred Stock and 2,925 shares of Series C Convertible Preferred Stock (collectively, the "Convertible Preferred Stock"), which shares by their terms are convertible into 19.7% of the number of shares of Common Stock outstanding before the Preferred Stock issuance and (ii) 160,992 shares of Hybrid Preferred Stock, consisting of 149,441 shares of Series A-1 Hybrid Preferred Stock and 11,551 shares of Series A-2 Hybrid Preferred Stock (collectively, the "Hybrid Preferred Stock"), which shares are not currently convertible into Common Stock and which do not have voting rights. Upon shareholder approval of the Full NYSE Proposal, the designations, preferences, limitations and relative voting rights of the Series A-1 Hybrid Preferred Stock and Series A-2 Hybrid Preferred Stock will become identical to the designations, preferences, limitations and relative voting rights of the Series A-1 Convertible Preferred Stock and the Series A-2 Convertible Preferred Stock, respectively, including the right to dividends and the right to convert into an aggregate of 84,732,595 shares of our Common Stock representing 81.3% of the number of shares of Common Stock outstanding before the Preferred Stock issuance (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock). The terms of the Hybrid Preferred Stock following shareholder approval of the Full NYSE Proposal are contained in Annex III of the Statement of Designation for each series of the Hybrid Preferred Stock (the "Annex III Terms").

        We agreed to seek shareholder approval of the Full NYSE Proposal at the 2007 Annual Meeting of Shareholders. Accordingly, you are being asked to approve the Full NYSE Proposal to approve the Annex III Terms for the Hybrid Preferred Stock, the issuance of shares of Common Stock upon conversion of the Hybrid Preferred Stock and the removal of the restrictions on the conversion price adjustments for the Convertible Preferred Stock contained in Section 10 of the Statement of Designation for each series of Convertible Preferred Stock.

        The Board of Directors has determined that the Full NYSE Proposal is in the best interests of the Company and its shareholders. As a result, the Board has unanimously approved the Full NYSE Proposal and recommends a vote by the shareholders for approval of these actions. If the Full NYSE Proposal is not approved, the terms of the Hybrid Preferred Stock will be more costly to us and the Hybrid Preferred Stock will have other terms which are less favorable to us than those of the Convertible Preferred Stock, as described below under "—Consequences to the Company and the Holders of its Common Stock" and "—Reasons for the Board Recommendation."

Need for Shareholder Approval

        Under applicable Texas law and our Third Amended and Restated Articles of Incorporation, we are not required to obtain shareholder approval for the issuance of Common Stock or securities convertible into or exercisable for Common Stock. However, the outstanding shares of Common Stock are listed on the NYSE and the shareholder approval policy of the NYSE requires us to obtain shareholder approval of the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock under certain circumstances.

        The rules of the NYSE generally require the approval of shares representing a majority of the votes cast, provided that the total votes cast on the proposal represent over 50% of the voting power of all shares of Common Stock outstanding, for the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock under certain circumstances, including the following:

  •
  except as set forth below, shareholder approval is required prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions, to a director, officer or "substantial security holder," which the NYSE defines as a holder of five percent or more of the number of shares of Common Stock or voting power outstanding (each, a "Related Party") of the Company if the number of shares of Common Stock to be issued, or if the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of Common Stock or one percent of the voting power outstanding before the issuance (we refer to this as the "1% Test");

  •
  the 1% threshold described above is increased such that shareholder approval is only required if the number of shares of Common Stock into which the securities to be issued may be convertible or exercisable exceeds either five percent of the number of shares of Common Stock or five percent of the voting power outstanding before the issuance in any transaction or series of related transactions if (i) the Related Party involved in the transaction is classified as a Related Party solely because such person is a substantial security holder and (ii) the issuance relates to a sale of stock for cash at a price that is not less than the book and market value of the Common Stock (we refer to this as the "5% Test");

  •
  shareholder approval is required prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions if: (1) the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock; or (2) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock (we refer to this as the "20% Test"); and

  •
  shareholder approval is required prior to an issuance that will result in a change of control of the Company (we refer to this as the "Change of Control Test").

        Absent the NYSE rules, we would have issued 200,000 shares of Convertible Preferred Stock to fund the Vernon Acquisition and to repay certain indebtedness. However, the issuance of 200,000 shares of Convertible Preferred Stock would have involved the issuance of securities convertible into more than 20 percent of the currently outstanding Common Stock as described below under "—20% Test," the issuance of securities convertible into more than one percent of our Common Stock to parties affiliated with certain of our directors and who are substantial security holders as described below under "—Sales to Related Parties," and potentially a change of control of the Company under applicable NYSE rules as described below under "—Change of Control." Therefore, the rules of the NYSE would have required shareholder approval prior to such issuance. As a result of the limited time period to fund the Vernon Acquisition, we were unable to hold a special meeting of our shareholders to approve the issuance of 200,000 shares of Convertible Preferred Stock before raising the funds necessary for the Vernon Acquisition. Therefore, in the interim, we issued 39,008 shares of Convertible Preferred Stock which by its terms is convertible into 19.7% of the number of shares of Common Stock outstanding before the Preferred Stock issuance and 160,992 shares of Hybrid Preferred Stock which is not convertible into Common Stock and which does not have voting rights.

20% Test

        The issuance of 200,000 shares of Convertible Preferred Stock on March 30, 2007 would have resulted in the issuance of securities convertible into approximately 105,263,157 shares of Common Stock, or 101.0% of the number of shares of Common Stock outstanding and voting power outstanding, in each case, immediately before the Preferred Stock issuance (at an initial conversion price of $19.00 per share). Such issuance would have violated the 20% Test. Therefore, as described above, we issued 39,008 shares of Convertible Preferred Stock, which by its terms is convertible into 19.7% of the number of shares of Common Stock outstanding and voting power outstanding, in each case, immediately before the Preferred Stock issuance, and 160,992 shares of Hybrid Preferred Stock, which is not convertible into Common Stock and which does not have voting rights.

        If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 84,732,595 shares of Common Stock, which shares equal (i) [81.3%] of the number of shares of Common Stock outstanding as of the Record Date and (ii) [67.9%] of the voting power outstanding as of the Record Date. If the Full NYSE Proposal is approved, the Hybrid Preferred Stock will vote with the Company's Common Stock and the Convertible Preferred Stock on an as-converted basis on all matters other than the election of directors and would represent approximately [40.5]% of our total voting power.

Issuances to Related Parties

        The issuance of 200,000 shares of Convertible Preferred Stock on March 30, 2007 would have resulted in the issuance of shares to Related Parties in violation of the 1% Test or 5% Test, as described below.

        Ares.    Prior to the Private Placement, Ares Corporate Opportunities Fund, L.P. owned approximately 6.3% of our then-outstanding shares of Common Stock and was accordingly a "substantial security holder" under the rules and regulations of the NYSE. Ares Corporate Opportunities Fund, L.P. and its affiliates (collectively, "Ares") were therefore subject to the 5% Test. Ares purchased approximately $150.0 million of Preferred Stock in the Private Placement. The issuance of $150.0 million of Convertible Preferred Stock to Ares in the Private Placement would have resulted in the issuance of securities convertible into approximately 7,894,737 shares of Common Stock, or 7.6% of the number of shares of Common Stock and the voting power outstanding before the Private Placement. Such issuance would have violated the 5% Test. Therefore, we issued 2,925 shares of Convertible Preferred Stock which by its terms is convertible into 2.8% of the number of shares of Common Stock and voting power outstanding before the Private Placement and 12,075 shares of Hybrid Preferred Stock which is not convertible into Common Stock and which does not have voting rights. Because of its ownership of our securities, Ares is a substantial security holder and is subject to the 1% Test or 5% Test.

        If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock held by Ares will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 6,355,263 shares of Common Stock, which shares equal (i) 6.1% of the number of shares of Common Stock outstanding as of the Record Date and (ii) 5.1% of the voting power outstanding as of the Record Date.

        The Oaktree Funds.    Prior to the Private Placement, OCM Principal Opportunities Fund III, L.P. and OCM Principal Opportunities Fund IIIA, L.P. (together, "POF III") owned approximately 3.1% of our then-outstanding shares of Common Stock. Because POF III did not have any other relationships with the Company, the Oaktree Funds were not subject to either the 1% Test or the 5% Test in connection with the Private Placement. However, the Oaktree Funds purchased approximately $600.0 million of Preferred Stock in the Private Placement, which resulted in the issuance of securities convertible into approximately 6,157,894 shares of Common Stock, or 5.9% of our outstanding shares of Common Stock and 4.9% of our voting power as of the Record Date. Because of their current ownership of our securities, the Oaktree Funds are currently a substantial security holder and are subject to the 1% Test or 5% Test.

        If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock held by the Oaktree Funds will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 25,421,052 shares of Common Stock, which shares equal (i) 24.4% of the number of shares of Common Stock outstanding as of the Record Date and (ii) 20.4% of the voting power outstanding as of the Record Date.

        Greenhill.    Mr. Robert H. Niehaus is a director of the Company and is affiliated with Greenhill Capital Partners, LLC and its affiliated entities. Prior to March 30, 2007, Greenhill Capital Partners, L.P., Greenhill Capital Partners (Cayman), L.P., Greenhill Capital Partners (Executives), L.P. and Greenhill Capital, L.P. (collectively, "Greenhill") beneficially owned approximately 2.3% of our then-outstanding shares of Common Stock. Because of its relationship with Mr. Niehaus, Greenhill was subject to the 1% Test. Greenhill purchased approximately $75.0 million of Preferred Stock in the Private Placement. The issuance of $75.0 million of Convertible Preferred Stock to Greenhill would have resulted in the issuance of securities convertible into approximately 3,947,366 shares of Common Stock, or 3.8% of the number of shares of Common Stock and the voting power outstanding before the Private Placement. Such issuance would have violated the 1% Test. Therefore, we issued 1,463 shares of Convertible Preferred Stock which by its terms is convertible into 0.7% of the number of shares of Common Stock and voting power outstanding before the Private Placement and 6,037 shares of Hybrid Preferred Stock which is not convertible into Common Stock and which does not have voting rights. Because of its relationship with Mr. Niehaus, Greenhill continues to be subject to the 1% Test.

        If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock held by Greenhill will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 3,177,367 shares of Common Stock, which shares equal (i) 3.1% of the number of shares of Common Stock outstanding as of the Record Date and (ii) 2.5% of the voting power outstanding as of the Record Date.

        Apollo.    Mr. Jeffrey D. Benjamin, is a director of the Company and is a non-employee, senior advisor to Apollo. Prior to March 30, 2007, Apollo Management, L.P. (together with its affiliated entities, "Apollo") did not own any shares of our Common Stock. Prior to the Private Placement, we do not believe that Apollo was subject to either the 1% Test or the 5% Test. Nonetheless, we issued to Apollo only 975 shares of Convertible Preferred Stock which by its terms is convertible into 0.5% of the number of shares of Common Stock and voting power outstanding before the Private Placement and 4,025 shares of Hybrid Preferred Stock which is not convertible into Common Stock and which does not have voting rights. Although we do not believe Apollo is subject to the 1% or 5% Test, we are including this disclosure for your consideration in the event Apollo is deemed to be subject to the 1% Test.

        If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock held by Apollo will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 2,118,421 shares of Common Stock, which shares equal (i) 2.0% of the number of shares of Common Stock outstanding as of the Record Date and (ii) 1.7% of the voting power outstanding as of the Record Date.

Change of Control

        Shareholder approval is required under the NYSE rules prior to an issuance that will result in a change of control of the Company. The NYSE rules do not define "change of control." The issuance of 200,000 shares of Convertible Preferred Stock in the Private Placement would have resulted in the issuance of securities representing approximately 50.2% of the voting power of the Company after such issuance. We do not believe that such issuance would have constituted a change of control of the Company because the preferred stock was issued to multiple investors who are not part of the same group and several of whom were already our shareholders. However, to ensure that there was no violation of the Change of Control Test, as described above, we (i) issued 39,008 shares of Convertible Preferred Stock which by its terms is convertible into 19.7% of the number of shares of Common Stock and voting power outstanding before the Preferred Stock issuance and 160,992 shares of Hybrid Preferred Stock which is not convertible into Common Stock and which does not have voting rights and (ii) have included this disclosure for your consideration in the event any of these issuances are deemed to be a change of control under the NYSE rules.

        If shareholder approval of the Full NYSE Proposal is obtained, (i) the shares of Hybrid Preferred Stock will represent [40.5]% of our voting power and will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 84,732,595 shares of Common Stock representing [81.3]% of our outstanding shares of Common Stock as of the Record Date and (ii) the Preferred Stock collectively will represent [50.3]% of our voting power and will be convertible into 105,263,083 shares of Common Stock representing [101.0%] of our outstanding shares of Common Stock as of the Record Date.

Anti-Dilution Provisions

        The shares of Convertible Preferred Stock issued on March 30, 2007 are initially convertible into shares of our Common Stock at a conversion price of $19.00 per share. The Statement of Designation for each series of the Convertible Preferred Stock contains weighted average anti-dilution provisions that provide for an adjustment to the conversion price of the Convertible Preferred Stock (the "price based anti-dilution provisions") upon (i) the issuance of stock, convertible securities or options at a price below the then-current conversion price, (ii) the issuance of options to holders of Common Stock at less than the current market price, (iii) a dividend or distribution to holders of Common Stock in excess of $0.06 per share in any quarter or (iv) an equity tender offer or share repurchase by the Company at a price in excess of the current market price (each, an "Adjustment Event").

        Under the NYSE rules, the inclusion of the price based anti-dilution provisions requires shareholder approval because such provisions could result in the number of shares of Common Stock into which the Convertible Preferred Stock is convertible exceeding the applicable 1% Test, 5% Test and 20% Test. In order to prevent this result, Section 10 of the Statements of Designation for each series of Convertible Preferred Stock provides that (i) the conversion price will not be adjusted as a result of an Adjustment Event and (ii) in lieu of any adjustment to the conversion price that would otherwise result from an Adjustment Event, the Company will pay an amount per share of Convertible Preferred Stock equal to the amount by which the conversion price would have been adjusted if the restrictions in Section 10 were not applicable (the "Adjustment Amount"). The Company may pay the Adjustment Amount at its option in either cash or whole shares of Hybrid Preferred Stock.

        Issuance of Common Stock or securities convertible into or exercisable for Common Stock in contravention of the NYSE shareholder approval policy would permit the NYSE to seek delisting of the shares of Common Stock. Accordingly, we are seeking shareholder approval of the Full NYSE Proposal. If shareholder approval of the Full NYSE Proposal is not obtained, the terms of the Hybrid Preferred Stock will not be transformed into the Annex III Terms and therefore, unless the shareholders approve the Limited NYSE Proposal, the restrictions on conversion price adjustments for the Convertible Preferred Stock will continue to be effective. For more information regarding the removal of the restrictions on conversion price adjustments, see "Approval of the Removal of the Restrictions on Conversion Price Adjustments for the Convertible Preferred Stock."

Impact on the Company's Capitalization

        If the Full NYSE Proposal is approved, the holders of Common Stock will experience dilution upon any conversion of the Hybrid Preferred Stock at a time when the Common Stock is trading at a price greater than $19.00 per share. On the Record Date, the Company had                        shares of Common Stock issued and outstanding, 160,922 shares of Hybrid Preferred Stock issued and outstanding and 39,008 shares of Convertible Preferred Stock issued and outstanding. As of the Record Date, the 39,008 shares of Convertible Preferred Stock would be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 20,530,488 shares of Common Stock.

Consequences to the Company and the Holders of its Common Stock

        The exact number of shares of Common Stock into which the Convertible Preferred Stock and the Hybrid Preferred Stock may ultimately be converted will vary over time as a result of the effects of certain anti-dilutive adjustments to the conversion price and the accrual of dividends that the Company may elect to add to the liquidation preference of such shares of Preferred Stock. Moreover, the exact number of shares of Common Stock into which the Convertible Preferred Stock and the Hybrid Preferred Stock will be convertible is also subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like. If shareholder approval of the Full NYSE Proposal is obtained, the shares of Hybrid Preferred Stock will be convertible (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares based on current holders of record of the Preferred Stock) into 84,732,595 shares of Common Stock, which shares equal (i) [81.3]% of the number of shares of Common Stock outstanding as of the Record Date and (ii) 67.9% of the voting power outstanding as of the Record Date. If the Full NYSE Proposal is approved, the Hybrid Preferred Stock will vote with the Company's Common Stock and the Convertible Preferred Stock on an as-converted basis on all matters other than the election of directors and would represent approximately [40.5]% of our total voting power.

        If shareholder approval of the Full NYSE Proposal is not obtained prior to September 26, 2007, the Hybrid Preferred Stock will remain outstanding and the 11.0% per annum dividend rate will be increased by 0.50% per annum for the first 90-day period thereafter and by an additional rate of 0.50% per annum for each subsequent 90-day period thereafter, up to a maximum rate of 18.0% per annum until shareholder approval is obtained. In addition, the Hybrid Preferred Stock will continue to have the terms described below under "Principal Terms of the Hybrid Preferred Stock," including restrictive covenants on our right to incur additional indebtedness, the requirement for the Company to repurchase the shares following certain asset dispositions and a mandatory redemption by the Company on April 18, 2011 at 125% of the liquidation preference plus accumulated dividends. In addition, unless the Limited NYSE Proposal is approved, the restrictions on conversion price adjustments for the Convertible Preferred Stock will remain in effect with respect to any Adjustment Events and the Company will be required to issue cash or additional shares of Hybrid Preferred Stock in payment of any Adjustment Amount resulting from such Adjustment Event.

Principal Terms of the Convertible Preferred Stock

        The following summarizes the principal terms of the Convertible Preferred Stock. This discussion is not complete and is qualified in its entirety by, and should be read in conjunction with, the Statements of Designations establishing each series of the Convertible Preferred Stock (collectively, the "Convertible Preferred Stock Statements of Designation"), which are attached to this proxy statement as Annex A through Annex D.

  Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock

        The Series A-1 Convertible Preferred Stock has an initial liquidation preference equal to $10,000 per share and is convertible into Common Stock at a price of $19.00 per share, as may be adjusted in accordance with the terms of the Series A-1 Convertible Preferred Stock. The Company may force the conversion of the Series A-1 Convertible Preferred Stock at any time if the Common Stock trades for 20 days within a period of 30 consecutive days at a price above 175% of the then effective conversion price ($33.25 per share at the current conversion price of $19.00 per share) at any time during the 24 months after issuance, above 150% of the then effective conversion price ($28.50 per share at the current conversion price of $19.00 per share) thereafter through the 48th month after issuance and above 125% of the then effective conversion price ($23.75 per share at the current conversion price of $19.00 per share) at any time thereafter. Cash dividends will accrue at the rate of 7.0% per annum prior to March 30, 2013 and at the rate of 9.0% per annum thereafter. In lieu of paying cash dividends, the Company may, under certain circumstances prior to March 30, 2013, pay such dividend at a rate of 9.0% per annum by adding the dividend to the liquidation preference of the shares of Series A-1 Convertible Preferred Stock. Upon the occurrence of a change of control, holders of the Series A-1 Convertible Preferred Stock may require the Company to repurchase their shares for cash at the liquidation preference plus accumulated dividends. Holders of the Series A-1 Convertible Preferred Stock have the right to vote with the holders of Common Stock, the holders of other series of Convertible Preferred Stock and, if the Full NYSE Proposal is approved, the holders of Hybrid Preferred Stock, together as a single class, on all matters submitted to the shareholders of the Company (except the election of directors and the approval of the Full NYSE Proposal or the Limited NYSE Proposal) on an as-converted basis. Holders of Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and, if the Full NYSE Proposal is approved, Series A-1 Hybrid Preferred Stock have the right to separately elect up to four directors (the "Preferred Directors"), subject to the rights of the holders of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock to vote as separate classes to each elect one of such Preferred Directors. In addition, upon the occurrence of specified defaults in the Statements of Designation for the Convertible Preferred Stock and the Hybrid Preferred Stock, the holders of the Convertible Preferred Stock and Hybrid Preferred Stock, voting together as a class, have the right to elect four additional directors (the "Default Directors") until such default is cured.

  Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock

        The Series A-2 Convertible Preferred Stock has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that holders of Series A-2 Convertible Preferred Stock do not have the right to elect directors (other than the Default Directors) and do not have any registration rights under the 7% Registration Rights Agreement. Shares of Series A-2 Convertible Preferred Stock automatically convert into shares of Series A-1 Convertible Preferred Stock when the holder thereof has provided the Company with a certificate certifying that either no filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to such holder's acquisition of the shares of Series A-1 Convertible Preferred Stock or the waiting period applicable to such holder under the HSR Act has expired.

  Series B 7.0% Cumulative Convertible Perpetual Preferred Stock

        The Series B Convertible Preferred Stock was issued to the Oaktree Funds and has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that the holders of Series B Convertible Preferred Stock have the right to designate one of the Preferred Directors and do not have registration rights under the 7.0% Registration Rights Agreement. The Series B Convertible Preferred Stock is convertible into Series A-1 Convertible Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 Convertible Preferred Stock when the Oaktree Funds cease to own an aggregate of 10,000 shares of Series B Convertible Preferred Stock and/or Hybrid Preferred Stock.

  Series C 7.0% Cumulative Convertible Perpetual Preferred Stock

        The Series C Convertible Preferred Stock was issued to Ares and has substantially the same rights as the Series A-1 Convertible Preferred Stock, except that the holders of Series C Convertible Preferred Stock have the right to designate one of the Preferred Directors and do not have any registration rights under the 7% Registration Rights Agreement. The Series C Convertible Preferred Stock is convertible into Series A-1 Convertible Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 Convertible Preferred Stock when Ares ceases to own an aggregate of 10,000 shares of Series C Convertible Preferred Stock and/or Hybrid Preferred Stock.

Principal Terms of the Hybrid Preferred Stock

        The following summarizes the principal terms of the Hybrid Preferred Stock. This discussion is not complete and is qualified in its entirety by, and should be read in conjunction with, the Statements of Designation establishing each series of the Hybrid Preferred Stock (the "Hybrid Preferred Stock Statements of Designation"), which are attached to this proxy statement as Annex E and Annex F.

  Series A-1 Hybrid Preferred Stock

        If the Full NYSE Proposal is Approved.    Initially the Series A-1 Hybrid Preferred Stock (the "Series A-1 Hybrid Preferred Stock") is not convertible into Common Stock. If shareholder approval of the Full NYSE Proposal is obtained, then the designations, preferences, limitations and relative voting rights of the Series A-1 Hybrid Preferred Stock will become identical to the designations, preferences, limitations and relative voting rights of the Series A-1 Convertible Preferred Stock contained in Annex III to the Statement of Designation for the Series A-1 Hybrid Preferred Stock, including the right to dividends and the right to convert into Common Stock.

        If the Full NYSE Proposal is Not Approved.    If shareholder approval of the Full NYSE Proposal is not obtained, cash dividends will accrue on the Series A-1 Hybrid Preferred Stock at a rate of 11.0% per annum. In addition, if shareholder approval of the Full NYSE Proposal has not been obtained by September 26, 2007, the annual dividend rate will increase by 0.50% per quarter (up to a maximum rate of 18% per annum) until the Full NYSE Proposal has been approved by the shareholders. Prior to the earlier of September 26, 2007 and the date that the shareholder approval of the Full NYSE Proposal is obtained, the Series A-1 Hybrid Preferred Stock may be redeemed only with the consent of the holders of the Hybrid Preferred Stock at a redemption price equal to 100% of the liquidation preference plus accrued dividends. After September 26, 2007 and prior to the shareholder approval of the Full NYSE Proposal, the Series A-1 Hybrid Preferred Stock is redeemable at the Company's option at any time, and must be redeemed on April 18, 2011, for cash at 125% of the liquidation premium plus accrued dividends. Upon the occurrence of a change of control, holders of Series A-1 Hybrid Preferred Stock may require the Company to repurchase their shares for cash at 101% of the liquidation preference plus accrued dividends. In addition, upon the occurrence of specified defaults in the Statements of Designation for the Hybrid Preferred Stock the holders of Convertible Preferred Stock and Hybrid Preferred Stock, voting together as a class, have the right to elect four default directors until such default is cured. Prior to obtaining shareholder approval of the Full NYSE Proposal, the Series A-1 Hybrid Preferred Stock contains covenants restricting the Company's incurrence of additional indebtedness and requiring the Company to repurchase the shares following certain asset dispositions.

  Series A-2 Hybrid Preferred Stock

        The Series A-2 Hybrid Preferred Stock (the "Series A-2 Hybrid Preferred Stock") has substantially the same rights as the Series A-1 Hybrid Preferred Stock, except that holders of Series A-2 Hybrid Preferred Stock do not have any registration rights. Initially the Series A-1 Hybrid Preferred Stock is not convertible into Common Stock. If shareholder approval of the Full NYSE Proposal is obtained, then the designations, preferences, limitations and relative voting rights of the Series A-2 Hybrid Preferred Stock will become identical to the designations, preferences, limitations and relative voting rights of the Series A-2 Convertible Preferred Stock contained in Annex III to the Statement of Designation for the Series A-2 Hybrid Preferred Stock, including the right to dividends and the right to convert into Common Stock. Shares of Series A-2 Hybrid Preferred Stock automatically convert into shares of Series A-1 Hybrid Preferred Stock when the holder thereof has provided the Company with a certificate certifying that either no filing is required under the HSR Act with respect to such holder's acquisition of the shares of Series A-1 Hybrid Preferred Stock or the waiting period applicable to such holder under the HSR Act has expired.

Principal Differences Between the Hybrid Preferred Stock prior to and after Shareholder Approval of the Full NYSE Proposal

        The following chart compares the principal terms of the Hybrid Preferred Stock (i) prior to shareholder approval of the Full NYSE Proposal and (ii) after shareholder approval of the Full NYSE Proposal.

	Prior to Shareholder Approval	Following Shareholder Approval
Dividend Rate	Initially 11.0% per annum; after September 26, 2007, the rate increases by 0.50% per annum for each 90-day period up to a maximum rate of 18% per annum	Prior to March 30, 2013, 7% per annum if paid in cash and 9% per annum if added to the liquidation preference On and after March 30, 2013, 9% per annum in cash
Liquidation Preference	$10,000 per share	$10,000 per share, plus any increase if, prior to March 30, 2013, dividends are paid as an addition to the liquidation preference
Voting Rights	No voting rights, except that the Hybrid Preferred Stock and the Convertible Preferred Stock vote together as a single class in the election of Default Directors
The Hybrid Preferred Stock votes on an as-converted basis with the Common Stock and the Convertible Preferred Stock, together as a single class, on all matters except election of directors
The Series A-1 Hybrid Preferred Stock votes with the Series A-1 Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock, together as a single class, in the election of Preferred Directors

The Hybrid Preferred Stock and the Convertible Preferred Stock vote together as a single class in the election of Default Directors
Mandatory Redemption	On April 18, 2011, at 125% of liquidation preference plus accrued and unpaid dividends	N/A

Optional Redemption
Prior to September 26, 2007, the Company may redeem the shares for cash at 100% of the liquidation preference plus accrued and unpaid dividends and only with the consent of all holders
	On or after September 26, 2007, the Company may redeem the shares for cash at 125% of the liquidation preference plus accrued and unpaid dividends	N/A
Optional Conversion by Holders	N/A	Holders may convert the shares into Common Stock at any time at the conversion price (initially $19.00 per share)
Forced Conversion	N/A
The Company may convert the shares into Common Stock if the volume-weighted average sale price of the Common Stock for at least 20 trading days in a period of 30 consecutive days exceeds 175% of the conversion price in the period through March 30, 2009, 150% of the conversion price in the period from March 31, 2009 through March 30, 2001 and 125% of the conversion price in the period thereafter; provided that the holders may elect to receive a cash payment in lieu of shares of Common Stock if the Company exercises the conversion option on or after March 31, 2011
Anti-Dilution Adjustments	N/A	The conversion price will be adjusted upon the following events:
• stock dividends or distributions

		•	stock splits, subdivisions or combinations
		•	the distribution of any options, rights or warrants exercisable within 180 days at a price below the market price
		•	issuer equity self-tenders or share repurchases at a premium to the market price at the time of announcement
		•	dividends of cash or property in excess of $0.06 but not more than $0.10 per share per quarter
		•	issuance of stock, convertible securities or options at a price per share below the conversion price
Change of Control	Upon a change of control, the holder may require the Company to purchase the shares for cash at 101% of the liquidation preference plus accrued and unpaid dividends	Upon a change of control, the holder may require the Company to purchase the shares for cash at 100% of the liquidation preference plus accrued and unpaid dividends
Protective Covenants	Limitation on line of business Limitation on indebtedness Limitation on sales of assets and subsidiary stock	N/A

Board Recommendation

        The Board of Directors has approved the terms of the Full NYSE Proposal and determined that the Full NYSE Proposal is in the best interests of the Company and its shareholders and recommends that the shareholders vote "for" the Full NYSE Proposal.

Reasons for the Board Recommendation

        We believe that the approval of the Full NYSE Proposal to adopt the Annex III Terms for the Hybrid Preferred Stock and to remove the restrictions on the conversion price adjustment contained in

Section 10 of the Convertible Preferred Stock Statements of Designation are economically more favorable to the Company than the existing terms of the Hybrid Preferred Stock and the existing restrictions on the conversion price adjustment to the Convertible Preferred Stock for the following reasons:

  •
  The higher dividend rate on the Hybrid Preferred Stock prior to the adoption of the Annex III Terms;

  •
  The ability of the holders of the Hybrid Preferred Stock to put their shares to us at a premium upon a change of control prior to the adoption of the Annex III Terms;

  •
  The prohibition prior to the adoption of the Annex III Terms on dividends, rights offers or other distributions on shares of Common Stock or shares of preferred stock that rank junior to the Hybrid Preferred Stock with respect to dividends and liquidation preferences and the restriction on our ability to issue shares of such junior stock;

  •
  The separate class vote of the Hybrid Preferred Stock on certain change of control transactions unless the holders of the Hybrid Preferred Stock receive the consideration that such shareholder would have received had it been able to convert the Hybrid Preferred Stock into Common Stock immediately prior to such transaction;

  •
  The fact that we are restricted from incurring additional indebtedness without compliance with the debt incurrence covenant under the terms of the Hybrid Preferred Stock prior to the adoption of the Annex III Terms;

  •
  The fact that we would be required to use the proceeds we receive from certain asset sale transactions to repurchase shares of Hybrid Preferred Stock prior to adoption of the Annex III Terms;

  •
  The ability of the holders of Hybrid Preferred Stock to require us to mandatorily redeem their shares on April 18, 2011 prior to the adoption of the Annex III Terms; and

  •
  The additional cost to the Company resulting from a cash payment of any Adjustment Amount or the dilutive effect of issuing additional shares of Hybrid Preferred Stock in lieu of a cash payment in connection with an Adjustment Event that would otherwise result in a conversion price adjustment for the Convertible Preferred Stock.

Vote Required

        The approval of the Full NYSE Proposal will require the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock on the proposal, provided that the total vote cast on the Full NYSE Proposal represents over 50% of the voting power of all shares of Common Stock outstanding. Abstentions are counted as "present" for purposes of determining the number of votes cast on this proposal and will have the same effect as a vote against this proposal. Broker non-votes are not counted as "present" for purposes of determining the number of votes cast on the Full NYSE Proposal, and therefore will have no effect on the outcome of the vote on the Full NYSE Proposal, other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock. Although holders of Convertible Preferred Stock generally vote on an as-converted basis with holders of Common Stock, holders of Convertible Preferred Stock do not have the right to vote on the Full NYSE Proposal. The shares of Hybrid Preferred Stock are non-voting and, therefore, holders of Hybrid Preferred Stock do not have the right to vote on the Full NYSE Proposal. Therefore, if the Full NYSE Proposal does not receive a majority of the votes cast by holders of shares of Common Stock, it will not be approved.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE DESIGNATIONS,
PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS SET FORTH ON ANNEX III OF
THE STATEMENTS OF DESIGNATION FOR THE HYBRID PREFERRED STOCK, THE
ISSUANCE OF COMMON STOCK UPON CONVERSION OF SUCH SHARES OF HYBRID
PREFERRED STOCK AND THE REMOVAL OF THE RESTRICTIONS ON CONVERSION
PRICE ADJUSTMENTS FOR THE CONVERTIBLE PREFERRED STOCK.

APPROVAL OF THE REMOVAL OF THE RESTRICTIONS ON CONVERSION PRICE
ADJUSTMENTS FOR THE CONVERTIBLE PREFERRED STOCK
(Proposal 3)

Overview

        As described above in Proposal 2, the shares of Convertible Preferred Stock issued on March 30, 2007 are initially convertible into shares of our Common Stock at a conversion price of $19.00 per share. The Statement of Designation for each series of the Convertible Preferred Stock contains weighted average anti-dilution provisions that provide for an adjustment to the conversion price of the Convertible Preferred Stock (the "price based anti-dilution provisions") upon (i) the issuance of stock, convertible securities or options at a price below the then-current conversion price, (ii) the issuance of options to holders of Common Stock at less than the current market price, (iii) a dividend or distribution to holders of Common Stock in excess of $0.06 per share in any quarter or (iv) an equity tender offer or share repurchase by the Company at a price in excess of the current market price (each, an "Adjustment Event").

        Under the NYSE rules, the inclusion of the price based anti-dilution provisions requires shareholder approval because such provisions could result in the number of shares of Common Stock into which the Convertible Preferred Stock is convertible exceeding the applicable 1%, 5% and 20% thresholds described above in Proposal 2. In order to prevent this result, Section 10 of the Statement of Designation for each series of Convertible Preferred Stock provides that (i) the conversion price will not be adjusted as a result of an Adjustment Event and (ii) in lieu of any adjustment to the conversion price that would otherwise result from an Adjustment Event, the Company will pay an amount per share of Convertible Preferred Stock equal to the amount by which the conversion price would have been adjusted if the restrictions in Section 10 were not applicable (the "Adjustment Amount"). The Company may pay the Adjustment Amount at its option in either cash or whole shares of Hybrid Preferred Stock. In addition, on March 28, 2007, we represented to the NYSE that, after the issuance of the Convertible Preferred Stock, the Company would not, without first obtaining shareholder approval of the price based anti-dilution provisions contained in the Convertible Preferred Stock, consummate any Adjustment Event, if such Adjustment Event would result in the conversion price for the Convertible Preferred Stock held by Ares (after subtracting any and all Adjustment Amounts, whether paid in cash, shares of Hybrid Preferred Stock or any other consideration) equaling an amount that is less than either the book or market value of the Common Stock as defined in Section 312.04(i) of the NYSE Listed Company Manual. The market price of our Common Stock on the date of issuance of the Convertible Preferred Stock was $16.58 per share. Accordingly, the Company is restricted from issuing Common Stock at a price that would cause the Adjustment Amount to exceed $2.42 without first obtaining shareholder approval.

        If the Full NYSE Proposal or the Limited NYSE Proposal is approved, then conversion price adjustments in the event of an Adjustment Event will no longer be restricted and, as a result, upon the occurrence of an Adjustment Event, the conversion price of the Convertible Preferred Stock will be reduced based on a weighted average formula set forth in the Statement of Designation for each series of Convertible Preferred Stock attached hereto as Annexes A-D. Accordingly, a larger number of shares of Common Stock would be issuable upon the conversion of the Convertible Preferred Stock than if the restriction on conversion price adjustments remains in effect. The issuance of a larger number of shares of Common Stock could be dilutive to our existing shareholders.

        You are being asked to approve the Limited NYSE Proposal to approve removal of the restrictions on the conversion price adjustments for the Convertible Preferred Stock contained in Section 10 of the Statement of Designation for each series of Convertible Preferred Stock if you do not otherwise elect to approve the Full NYSE Proposal. We agreed to seek shareholder approval of the elimination of the restrictions on conversion price adjustments as a term of the sale and issuance of the Convertible Preferred Stock and Hybrid Preferred Stock on March 30, 2007.

Board Recommendation

        The Board of Directors has determined that the Limited NYSE Proposal is in the best interests of the Company and its shareholders if the shareholders do not approve the Full NYSE Proposal. As a result, the Board has unanimously approved the adoption of the removal of the restrictions on the conversion price adjustments for the Convertible Preferred Stock contained in Section 10 of the Statement of Designation for each series of Convertible Preferred Stock and recommends a vote by the shareholders for approval of this action. Issuance of Common Stock or securities convertible into or exercisable for Common Stock in contravention of the NYSE shareholder approval policy would permit the NYSE to seek delisting of the shares of Common Stock. Accordingly, we are seeking shareholder approval of the Limited NYSE Proposal.

Reasons for Board Recommendation

        We believe it is appropriate to eliminate the restrictions on conversion price adjustments for the Convertible Preferred Stock. The conversion price adjustment is a traditional provision contained in convertible securities that we feel is appropriate in light of the investment in us made by the purchasers of the Convertible Preferred Stock. If neither the Full NYSE Proposal nor the Limited NYSE Proposal is approved, the restrictions on the conversion price adjustments will remain in place and we would be unable to consummate a transaction involving an Adjustment Event without having to pay cash or issue additional shares of Hybrid Preferred Stock to the holders of Convertible Preferred Stock. This would reduce our flexibility to consummate a transaction involving an Adjustment Event and could result in the transaction being more costly to us and our shareholders.

        By way of example, if the Company sold 50,000,000 shares of Common Stock at a price of $15.00 per share, the Adjustment Amount from such an Adjustment Event would be $1.30 per share of Convertible Preferred Stock. If the Full NYSE Proposal or the Limited NYSE Proposal was approved prior to such sale, then the conversion price would be reduced by the $1.30 Adjustment Amount to $17.70. Each share of Convertible Preferred Stock would then be convertible into approximately 565.0 shares of Common Stock (the current conversion rate is approximately 526.3 shares of Common Stock per share of Convertible Preferred Stock). Based upon the number of shares of Convertible Preferred Stock outstanding on the Record Date, such conversion price adjustment would result in the issuance of approximately 1,508,994 additional shares upon conversion and the same number of additional votes held by the holders of Convertible Preferred Stock. By contrast, if the Company sold the 50,000,000 shares of Common Stock at a price of $15.00 per share prior to approval of either the Full NYSE Proposal or the Limited NYSE Proposal, the Company would be required to pay the holders of the Convertible Preferred Stock an amount per share equal to the $1.30 Adjustment Amount, which would result in a total payment of $26,615,829.20. The Company would be required to make such payment at its option in either cash or shares of Hybrid Preferred Stock.

        Additionally, based on the representation we made to the NYSE that we would not, without first obtaining shareholder approval of the price based anti-dilution provisions contained in the Convertible Preferred Stock, consummate any Adjustment Event if such Adjustment Event would result in the conversion price for the Convertible Preferred Stock held by Ares (after subtracting any and all Adjustment Amounts, whether paid in cash, shares of Hybrid Preferred Stock or any other consideration) equaling an amount that is less than $16.58. We believe that this restriction would be too restrictive on our flexibility in future stock issuances, including financings, corporate mergers and acquisitions, or other corporate purposes.

Vote Required

        The approval of the Limited NYSE Proposal will require the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock on the proposal, provided that the total votes cast on the Limited NYSE Proposal represent over 50% of the voting power of all shares of Common Stock outstanding. Abstentions are counted as "present" for purposes of determining the number of votes cast on the Limited NYSE Proposal and will have the same effect as a vote against the Limited NYSE Proposal. Broker non-votes are not counted as "present" for purposes of determining the number of votes cast on the Limited NYSE Proposal, and therefore will have no effect on the outcome of the vote on the Limited NYSE Proposal, other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock. Although holders of Convertible Preferred Stock generally vote on an as-converted basis with holders of Common Stock, holders of Convertible Preferred Stock do not have the right to vote on the Limited NYSE Proposal. The shares of Hybrid Preferred Stock are non-voting and, therefore, holders of Hybrid Preferred Stock do not have the right to vote on the Limited NYSE Proposal. Therefore, if the Limited NYSE Proposal does not receive a majority of the votes cast by holders of shares of Common Stock, it will not be approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REMOVAL OF THE
RESTRICTIONS ON CONVERSION PRICE ADJUSTMENTS FOR THE CONVERTIBLE
PREFERRED STOCK.

AMENDMENT OF 2005 LONG-TERM INCENTIVE PLAN
(Proposal 4)

        The Board of Directors recommends that the shareholders approve an amendment to the EXCO Resources, Inc. 2005 Long-Term Incentive Plan (the "Incentive Plan"). The Incentive Plan was originally adopted by the Board of Directors and the shareholders of Holdings II on September 15, 2005. As a result of the merger of Holdings II with and into EXCO Holdings, the Incentive Plan was assumed by EXCO Holdings, effective as of September 30, 2005, and ratified by EXCO Holdings' shareholders, effective as of October 3, 2005, and EXCO Holdings' Board of Directors, effective as of October 5, 2005.

        As a result of the merger of EXCO Holdings with and into the Company, the Incentive Plan was assumed by the Company effective as of February 14, 2006 in accordance with the terms of that certain Agreement and Plan of Merger, dated February 9, 2006, which agreement, including the merger and the Company's assumption of the Incentive Plan contemplated thereby, were approved by (i) the boards of directors of the Company and EXCO Holdings, (ii) the sole shareholder of the Company, and (iii) the shareholders of EXCO Holdings, each of which approval was effective as of February 4, 2006. The awards previously granted under the Incentive Plan were converted into awards in the Company's Common Stock pursuant to the requirements of Treasury Regulation section 1.424-1. The Incentive Plan became known as the EXCO Resources, Inc. 2005 Long-Term Incentive Plan from and after February 14, 2006.

        The Company believes that operation of the Incentive Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long-term growth and success. The Board of Directors approved the increased number of shares authorized for issuance under the Incentive Plan based, in part, on increases and proposed increases in the number of fully-diluted shares of Common Stock outstanding and on a belief that the number of shares currently available under the Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.

        When the Incentive Plan was adopted in September 2005, we had approximately 100 employees. Since September 2005, we have completed five significant acquisitions pursuant to which we hired a total of approximately 250 new employees. Our aggregate full-time employee headcount as of May 31, 2007 was 582. The Company generally awards new employees stock options in an amount equal to ten percent of their base salary. We grant stock options to all new hires because we believe that all employees should be motivated to foster the continued growth and overall success of our Company and to maximize shareholder value. For more information about our compensation philosophy, see "Compensation Discussion and Analysis." However, our growth coupled with our compensation program has led to a high annual stock usage rate, or "burn rate," under the Incentive Plan.

Summary of Proposed Amendment

        The amendment was adopted, subject to shareholder approval, by the Board of Directors on May 15, 2007, to increase the number of shares authorized under the Incentive Plan by                        shares.

        The approval of the amendment to the EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan will require the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Convertible Preferred Stock outstanding and entitled to vote on the subject matter at the Annual Meeting.

Summary of the Incentive Plan Terms

        The principal features of the Incentive Plan, including the proposed amendment, are summarized below. The following summary of the Incentive Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Incentive Plan, which has been filed as Annex G to this proxy statement.

        Purpose.    The purpose of the Incentive Plan is to attract and retain the services of key employees, consultants and outside directors of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards, whether granted singly, or in combination, or in tandem, that will increase the interest of such persons in the Company's welfare, furnish an incentive to such persons to continue their services for the Company, provide a means through which the Company may attract able persons as employees, consultants and outside directors.

        General.    The existing Incentive Plan authorizes the issuance of 10,000,000 shares of Common Stock pursuant to grants of awards. As of                        , 2007, there were outstanding awards to purchase a total of                        shares of Common Stock under the Incentive Plan. The Incentive Plan is currently administered by the Company's compensation committee. If the amendment to the Incentive Plan is approved, the number of common shares authorized for issuance under the Incentive Plan will be                         shares.

        The maximum number of shares underlying awards of incentive stock options that may be granted under the Incentive Plan is 10,000,000 shares. In addition, the Incentive Plan limits the maximum aggregate number of shares that a participant may receive under all awards under the Incentive Plan during any calendar year to 2,000,000 shares.

        Eligibility and Granting of Awards.    The Incentive Plan authorizes the granting of stock options, stock appreciation rights, restricted stock, dividend equivalents, stock bonuses, and performance awards to officers, directors, employees, consultants, and other persons who provide services to the Company. However, only employees of the Company are eligible to receive incentive stock options. Subject to the terms of the Incentive Plan, the Committee will determine the persons to whom awards are to be made, determine the type, number and terms and conditions of awards, and all matters relating to awards, specify times at which awards will be exercisable or settleable (including performance conditions that may be required), prescribe forms of award agreements, interpret and specify rules and regulations relating to the administration of the Incentive Plan, and make all other determinations that may be necessary or advisable to administer the Incentive Plan. In making these determinations, a number of factors are taken into account, including the duties and responsibilities of the participant, the value of the participant's services to the Company, the participant's present and potential contribution to the success of the Company and other relevant factors. As of                        , 2007, there were approximately            officers, directors, employees and consultants eligible to receive grants under the Incentive Plan.

        Stock Options.    The Committee is authorized to grant non-qualified stock options and incentive stock options ("ISOs") qualifying under Section 422 of the Code. The exercise price per share subject to an option is determined by the Committee. However, the per share exercise price of an option cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. If an ISO is granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any majority-owned subsidiary), the per share exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each option at the time of the grant, including without limitation the methods by or forms in which shares of Common Stock will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant options with a term exceeding 10 years. The Committee may grant options subject to certain restrictions such as vesting pursuant to the Incentive Plan or an award agreement.

        Stock Appreciation Rights.    The Committee is authorized to grant stock appreciation rights ("SARs") as a stand alone award ("freestanding SARs") or in conjunction with options granted under the Incentive Plan ("tandem SARs"). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR, payable in either cash or shares of Common Stock. Tandem SARs require the participant, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The grant price of a SAR is determined by the Committee. However, the grant price of a SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares of Common Stock will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

        Restricted Stock and Restricted Stock Units.    The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

        Dividend Equivalents.    The Committee is authorized to grant dividend equivalents in connection with other awards granted under the Incentive Plan, conferring on participants the right to receive cash, shares of Common Stock, other awards, or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents credit to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reimbursement shall be at the fair market value of a share of Common Stock at the time of reinvestment. Dividend equivalent rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments which payment date or dates will be specified in the applicable award agreement.

        Other Stock Based Awards.    The Committee is authorized to grant other stock-based awards under the Incentive Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock, on such terms and conditions as the Committee may determine. Other stock-based awards may be granted alone or in addition with other awards granted under the

Incentive Plan, and such other stock-based awards will be available as a form of payment in the settlement of other awards granted under the Incentive Plan. Other stock-based awards may be purchased for such consideration as the Committee shall determine and may be payable upon the completion of future service requirements. Except for certain limited situations, other stock-based awards subject solely to future service requirements shall be subject to restrictions for a period that will not be shorter than three years from the date of grant (but permitting pro-rata vesting over such time).

        Performance Awards.    The Committee is authorized to grant performance awards under the Incentive Plan, on which the right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions as may be specified by the Committee. Performance awards may be denominated either in dollars (referred to as "performance units") or in shares of Common Stock (referred to as "performance shares") that are paid to a participant upon the achievement of certain pre-established performance goals during a specified period. Subject to the requirements of the Incentive Plan, the Committee will determine performance award terms, including the required performance goals, the corresponding amounts payable upon achievement of such performance goals, termination and forfeiture provisions and the form of settlement. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to individual upon the attainment of a performance goal.

        Resale Restrictions.    Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. The restrictions on the sale of any restricted stock are set forth in the applicable award agreement.

        Assignment of Interest.    Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards and other rights (other than ISOs and tandem SARs granted in connection with ISOs) during the lifetime of the participant to (i) the spouse (or former spouse), children, or grandchildren of the participant or a sister or brother of the participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) the participant or such Immediate Family Members and/or (2) entities which are controlled by the participant or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or (v) a split interest in a trust or pooled income fund description in Section 2522(c)(2) of the Code or any successor provision thereto, provided, that there is no consideration for the transfer, the award agreement pursuant to which such award is granted is approved by the Committee and expressly provides for the transfer and subsequent transfers shall be prohibited, except those by will or the laws of descent or distribution.

        Forfeitures and Penalties.    The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant's termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant's termination of service during the applicable restriction period. Unless otherwise determined by the

Committee, in the event of a forfeiture of an award with respect to which a participant paid cash or other consideration, the participant will be repaid such amount of cash or other consideration.

        Charges and Deductions and Liens Therefor.    Awards granted under the Incentive Plan may not be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation or liability of a participant to any party.

        Amendment or Discontinuance.    The Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Incentive Plan and awards under the Incentive Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the Incentive Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Incentive Plan, the holder of any award outstanding under the Incentive Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in the Incentive Plan to the contrary, unless required by law, no such amendment or alteration shall adversely affect any rights of participants or obligations of the Company to participants with respect to any award theretofore granted under the Incentive Plan without the consent of the affected participant.

Burn Rate

        Burn rate is defined by Institutional Shareholder Services ("ISS") as the total number of share issuable from equity awards granted in a given year divided by the number of common shares outstanding. The Company's burn rate was    % during the 12 months ending June 30, 2007. Since we went public within the past 3 years, ISS will not take our burn rate into account in determining whether to recommend that shareholders vote for this proposal.

Federal Income Tax Consequences of Awards

        The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the "Treasury Regulations"), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

New Law Affecting Deferred Compensation

        In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

        Incentive Stock Options.    A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant's ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the Common Stock over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options.

        In addition to the foregoing, if the fair market value of the Common Stock received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant's particular tax status.

        The tax treatment of any Common Stock acquired by exercise of an ISO will depend upon whether the participant disposes of such Common Stock prior to two years after the date the ISO was granted or one year after the Common Stock was transferred to the participant (referred to as the "Required Holding Period"). If a participant disposes of Common Stock acquired by exercise of an ISO after the expiration of the Required Holding Period, any amount received in excess of the participant's tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the stock. If the amount received is less than the participant's tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

        If the participant disposes of Common Stock acquired by exercise of an ISO prior to the expiration of the Required Holding Period, the disposition will be considered a "disqualifying disposition." If the amount received for the Common Stock is greater than the fair market value of the Common Stock on the exercise date, then the difference between the ISO's exercise price and the fair market value of the Common Stock at the time of exercise will be treated as ordinary income for the tax year in which the "disqualifying disposition" occurs. The participant's basis in the Common Stock will be increased by an amount equal to the amount treated as ordinary income due to such "disqualifying disposition." In addition, the amount received in such "disqualifying disposition" over the participant's increased basis in the Common Stock will be treated as capital gain. However, if the price received for Common Stock acquired by exercise of an ISO is less than the fair market value of the Common Stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the "disqualifying disposition" over the basis of the Common Stock.

        Nonqualified Stock Options.    A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant's tax basis for Common Stock acquired under a nonqualified stock option will be equal to the exercise price paid for such Common Stock, plus any amounts included in the participant's income as compensation. When a participant disposes of Common Stock acquired by exercise of a nonqualified stock option, any amount received in excess of the participant's tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the Common Stock. If the amount received is less than the participant's tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

        Special Rule if Exercise Price is Paid for in Common Stock.    If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of Common Stock previously acquired under an ISO, the Common Stock received equal to the number of shares of Common Stock surrendered is treated as having been received in a tax-free exchange. The participant's tax basis and holding period for the Common Stock received will be equal to the participant's tax basis and holding period for the Common Stock surrendered. The Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares' fair market value. The participant's tax basis in such Common Stock will be equal to its fair market value on the date of exercise, and the participant's holding period for such stock will begin on the date of exercise.

        If the use of previously acquired Common Stock to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of Common Stock previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the Common Stock surrendered, determined at the time such Common Stock was originally acquired on exercise of the ISO, over the aggregate exercise price paid for such Common Stock. As discussed above, a disqualifying disposition of Common Stock previously acquired under an ISO occurs when the participant disposes of such stock before the end of the Required Holding Period. The other tax results from paying the exercise price with previously-owned stock are as described above, except that the participant's tax basis in the Common Stock that is treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

        Stock Awards.    A participant who receives a stock award generally will recognize as ordinary income the excess, if any, of the fair market value of the Common Stock at such time as the Common Stock is no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such Common Stock. However, a participant who receives a stock award may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the stock award to recognize ordinary income on the date of transfer of the stock award equal to the excess of the fair market value of the Common Stock subject to the stock award (determined without regard to the restrictions on such Common Stock) over the purchase price, if any, of such stock. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the Common Stock subject to the stock award. At the time of sale of such stock, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant's tax basis will be the amount previously taxable as ordinary income.

        Stock Appreciation Rights.    Generally, a participant who receives freestanding SARs will not recognize taxable income at the time the freestanding SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the recipient at the time it is received.

        In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

        Other Awards.    In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

        Federal Tax Withholding.    Any ordinary income realized by a participant upon the exercise of an award under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant's share of tax under the Federal Insurance Contribution Act ("FICA") and the Federal Unemployment Tax Act ("FUTA").

        To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

        Withholding does not represent an increase in the participant's total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant's tax basis in any Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied to employees by January 31 of the succeeding year.

        Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

        Tax Consequences to the Company.    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

        Million Dollar Deduction Limit and Other Tax Matters.    The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options, SARs, stock related awards, and other performance-based awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

        If an individual's rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a "disqualified individual" under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Plan Benefits

        The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee. As of the Record Date, the weighted average exercise price of all outstanding stock options was $            per share and the weighted average remaining contractual life is            years. The following table sets

forth information with respect to the total stock awards granted to the following persons and groups under the Incentive Plan.

Name	Number of Shares Subject to Options Granted under the Incentive Plan		Weighted Average Exercise Price ($)
Douglas H. Miller Chairman and Chief Executive Officer	1,765,000		$7.74
Stephen F. Smith Vice Chairman and President	423,300		$8.17
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	196,700		$8.59
Harold L. Hickey Vice President and Chief Operating Officer	196,700		$8.59
William L. Boeing Vice President, General Counsel and Secretary	526,200		$12.47
All current executive officers as a group	3,156,900		$8.73
All current directors who are not executive officers as a group
Jeffrey D. Benjamin	50,000		$7.50
Earl E. Ellis	50,000		$7.50
Robert H. Niehaus	50,000		$7.50
Boone Pickens	50,000		$7.50
Robert L. Stillwell	50,000		$7.50
Vincent J. Cebula(1)	50,000		$16.58
Jeffrey S. Serota(2)	—	(2)	—
Rajath Shourie	—	(3)	—
	—	(4)	—
All employees, including current officers who are not executive officers as a group

(1)
Represents a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Cebula, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in March 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Cebula for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Cebula must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and is assigning all economic, pecuniary, and voting rights to the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The shares reported for Mr. Cebula do not include 3,200,000 shares of our common stock, 11,700 shares of Series B Convertible Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock, in each case, held directly by the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(2)
In connection with Mr. Serota's appointment to our board of directors in March 2007, Mr. Serota was granted options to acquire 50,000 shares of our common stock. These stock options are held by Mr. Serota for the benefit of the Ares Entities. Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities.

(3)
It is anticipated that Mr. Shourie will be elected to our Board by the holders of the Convertible Preferred Stock pursuant to the Statements of Designation promptly following the Annual Meeting. Upon his election, Mr. Shourie will be granted options to acquire 50,000 shares of our common stock.

(4)
It is anticipated that                        will be elected to our Board by the holders of the Convertible Preferred Stock pursuant to the Statements of Designation promptly following the Annual Meeting. Upon his election,                        will be granted options to acquire 50,000 shares of our common stock.

        On                        , 2007, the closing price of the Common Stock on the NYSE was            per share.

Vote Required

        The approval of the Incentive Plan Amendment Proposal will require the affirmative vote of the holders of a majority of votes cast by holders of Common Stock and Convertible Preferred Stock on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all of the shares of Common Stock and Convertible Preferred Stock outstanding and entitled to vote on the subject matter at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE EXCO
RESOURCES, INC. 2005 LONG-TERM INCENTIVE PLAN.

AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK
(Proposal 5)

        The Board of Directors recommends that the Company's Third Amended and Restated Articles of Incorporation be amended to increase the total number of shares of authorized capital stock of the Company from 260,000,000 to 360,000,000, 350,000,000 shares of which will be Common Stock, par value $0.001 per share, and 10,000,000 shares of which will be preferred stock, par value $0.001 per share.

Background

        Under Texas law, the Company may only issue shares of Common Stock to the extent that the shares are authorized by the Company's articles of incorporation. Currently, the Company's Third Amended and Restated Articles of Incorporation authorize 260,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The proposed amendment will increase the authorized Common Stock to 350,000,000 shares, and the preferred stock will remain at 10,000,000 shares.

        Under Article 4.01 of the Texas Business Corporation Act (the "TBCA"), the Company's Board of Directors must adopt a resolution setting forth the proposed amendment to the articles of incorporation and either call a special meeting of the shareholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the shareholders entitled to vote on the amendment. The corporation must give notice to each shareholder entitled to vote. At the meeting, a vote of the shareholders entitled to vote in person or by proxy must be taken for or against the proposed amendment. Unless the articles of incorporation or the TBCA require a greater vote, generally, an affirmative vote by a at least two thirds of the votes entitled to be cast on the amendment by each voting group entitled to vote is needed for the adoption of the amendment.

Purpose

        The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate number of shares of common and preferred stock is available for future use. The Board believes that the proposed increase will make available a sufficient number of authorized shares of common and preferred stock for future issuances, including financings, corporate mergers and acquisitions, use in employee benefit plans, stock splits, stock dividends or other corporate purposes. In particular, the Board believes that the proposed increase is necessary in light of (1) the Private Placement, which, if the Full NYSE Proposal is approved, will permit the conversion of all of the Preferred Stock (at an initial conversion price of $19.00 per share and assuming the elimination of fractional shares, based on current holders of record of the Preferred Stock) into 105,263,083 shares of Common Stock and (2) the proposed amendment to the Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by                         shares. Accordingly, we would have                         shares of Common Stock outstanding or reserved for issuance upon conversion of the Preferred Stock or exercise of options. In addition, if the Full NYSE Proposal is approved, the Company will be required pursuant to the Stock Purchase Agreement to authorize and reserve for issuance a number of shares equal to 110% of the number of shares of Common Stock issuable upon conversion of the Preferred Stock. The availability of additional shares of Common Stock will provide the Company with greater flexibility in taking any of these actions and would allow it to issue shares of its common or preferred stock without the delay or expense of obtaining shareholder approval, except to the extent required by state law or the requirements of the NYSE or any other applicable exchange or quotation system for particular transactions. We have no present plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock that would be authorized by adoption of the amendment.

Effect on Existing Shareholders

        Current holders of Common Stock have no preemptive or similar rights, which means that they do not have a prior right to purchase any new issue of common or preferred stock in order to maintain their proportionate ownership thereof. The issuance of additional shares of common or preferred stock could decrease the proportionate equity interest and voting power of the Company's current shareholders and, depending on the price paid for the additional shares, could result in dilution in the book value of shares held by the current shareholders.

Possible Anti-Takeover Effects

        As a result of the proposed increase in the authorized Common Stock, the Board of Directors may cause the issuance of additional shares without further shareholder approval, unless shareholder approval is otherwise required by law or the rules of the NYSE or any other securities exchange or quotation system on which the Common Stock is then listed or quoted.

        Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Any issuance of Common Stock or preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of additional shares of Common Stock or preferred stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to shareholders generally.

        In addition, the Company's Third Amended and Restated Articles of Incorporation currently permit the Board of Directors to issue up to 10,000,000 shares of preferred stock and to establish, by resolution, one or more series of preferred stock and the powers, designations, preferences and participating, optional or other special rights of each share of preferred stock. The preferred stock may be issued on terms that are unfavorable to the holders of Common Stock, including the grant of superior voting rights, the grant of preferences in favor of preferred shareholders in the payment of dividends and upon liquidation and the designation of conversion rights that entitle holders of preferred stock to convert their shares into Common Stock on terms that are dilutive to holders of Common Stock. The amendment proposed for shareholder approval would, however, not affect the number of authorized shares of preferred stock.

        The Company's Third Amended and Restated Articles of Incorporation provide that special meetings of shareholders may be called by one or more shareholders only if such shareholder(s) hold shares aggregating at least 25% of the outstanding Common Stock. The Company's bylaws provide that any shareholder seeking to bring business before, or to nominate candidates for election as directors at, an annual meeting of shareholders must be a shareholder of record at the time of giving notice of the annual meeting, be entitled to vote at the annual meeting and provide timely notice of its proposal in writing to the corporate secretary. To be timely, a shareholder's notice would have to be delivered or mailed to and received by the corporate secretary at the Company's principal offices, for a notice recommending a director candidate, on or between the 90th and 180th day before the anniversary of the date on which the Company mailed its proxy materials for the preceding year's annual meeting and, for any other notice, on or between the 90th and 180th day before the annual meeting or not later than

10 days after the public announcement of the date of the annual meeting, if such public announcement is not made at least 75 days prior to the annual meeting. These provisions could have the effect of discouraging attempts to acquire the Company or change the policies formulated by management even if some or a majority of the shareholders believe these actions are in their best interest. These provisions could, therefore, prevent shareholders from receiving a premium over the market price for the shares of Common Stock they hold.

        Other than as described above, neither the Third Amended and Restated Articles of Incorporation of the Company nor the Amended and Restated Bylaws of the Company contain any provisions that would have an anti-takeover effect. The Board of Directors does not presently intend to propose other anti-takeover provisions in future proxy solicitations. The Board of Directors is not aware of any attempt or proposal to take over or transfer control of the Company.

The Amendment

        The proposed amendment would amend the first paragraph of Article IV (Capitalization) of the Third Amended and Restated Articles of Incorporation to read as follows:

        "The aggregate number of shares of capital stock that the Corporation will have authority to issue is 360,000,000 shares, which shall consist of 350,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock")."

        If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Texas.

Vote Required

        The Charter Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the shares of (i) Common Stock outstanding and entitled to vote thereon, and (ii) Common Stock and Convertible Preferred Stock outstanding and entitled to vote thereon voting together as a single class.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE THIRD AMENDED AND
RESTATED ARTICLES OF INCORPORATION.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 6)

        The Company's independent registered public accounting firm for the fiscal year ended December 31, 2006 was the firm of KPMG LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The audit committee of the Company has selected the firm of KPMG LLP as the Company's principal independent registered public accounting firm for the fiscal year ending December 31, 2007.

        The affirmative vote of a majority of the voting power of the shares of Common Stock and Convertible Preferred Stock present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP
TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        On June 2, 2006, the audit committee of the Company dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm and approved the appointment of KPMG LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2006. By written consent effective June 2, 2006, the Board of Directors of the Company ratified the audit committee's decision to change independent registered public accounting firms and the appointment of KPMG LLP.

        The reports of PWC on the consolidated financial statements of the Company as of December 31, 2005 and for the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and as of and for the year ended December 31, 2004 (predecessor entity) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and year ended December 31, 2004 (predecessor entity), and through June 2, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its reports on the financial statements for such periods.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and the year ended December 31, 2004 (predecessor entity), and through June 2, 2006, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, except as described in the following paragraph.

        The Company's management has concluded that from December 31, 2004 until September 30, 2006, the Company did not maintain effective controls over the preparation and review of the quarterly and annual tax provision and the related financial statement presentation and disclosure of income tax matters and that this deficiency represents a material weakness (as defined under standards established by the American Institute of Certified Public Accountants ("AICPA")). Specifically, the controls of the Company were not adequate to ensure the completeness, timeliness and accuracy of the tax provision and the related current and deferred tax balances. This control deficiency resulted in the restatement of the consolidated financial statements of the Company for the quarters ended June 30, 2005 and September 30, 2005 and adjustments resulting from interim reviews of the quarters ended March 31,

2005 and 2006 and audit adjustments to the consolidated financial statements for the years ended December 31, 2004 and 2005, affecting income tax expense and the deferred tax liability accounts. In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 2004 and 2005, PWC informed the audit committee that it believed the Company's controls over the accounting for taxes were not adequate and that this deficiency represented a material weakness (as defined under standards established by the AICPA). The Company described this material weakness and the Company's efforts to remediate it in Item 9A in the Company's Forms 10-K for the years ended December 31, 2004 and December 31, 2005 and in Item 4 of the Company's Forms 10-Q for the quarters ended in 2005 and 2006. The audit committee discussed this material weakness with PWC and has authorized PWC to respond fully to the inquiries of KPMG LLP concerning such material weakness.

        The Company has provided the foregoing disclosure to PWC and PWC has furnished a letter addressed to the SEC stating whether PWC agrees with the statements made above by the Company. This letter was filed as Exhibit 16.1 to the Current Report on Form 8-K of the Company filed with the SEC on June 8, 2006.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and the year ended December 31, 2004 (predecessor entity), and through June 2, 2006, the Company did not consult with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company by KPMG LLP that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K, or a "reportable event" described in Item 304(a)(1)(v) of Regulations S-K.

Fees

        Aggregate fees for professional services provided to us by KPMG LLP ("KPMG") and PWC for the years ended December 31, 2005 and 2006 were as follows:

	2005	2006
	PWC	PWC	KPMG	Total
	(in thousands)
Audit Fees(a)	$1,692	$1,514	$1,446	$2,960
Audit-Related Fees(b)	3	400	1,717	2,117
Tax Fees(c)	—	10	108	118
All Other Fees	—	1	—	1

Total	$1,695	$1,925	$3,271	$5,196

(a)
Fees for audit services include fees associated with the annual audit, the reviews of EXCO's quarterly reports on Form 10-Q and our Form S-1 registration statement filed with the SEC in connection with our IPO that was completed on February 14, 2006.

(b)
Audit-related fees principally included accounting consultations and fees incurred related to our 2006 acquisitions, our Form S-1 registration statement filed with the SEC in connection with the resale of shares of our Common Stock acquired in the Equity Buyout and Sarbanes-Oxley compliance test work.

(c)
Tax fees, when incurred, include tax compliance and tax planning.

        In considering the nature of the services provided by KPMG and PWC, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with KPMG and PWC and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

        The audit committee has adopted a policy that requires advance approval of all audit services and non-audit services performed by the independent registered public accounting firm or other public accounting firms. Audit services approved by the audit committee within the scope of the engagement of the independent registered public accounting firm are deemed to have been pre-approved. The policy further provides that pre-approval of non-audit services by the independent registered public accounting firm will not be required if:

  •
  the aggregate amount of all such non-audit services provided by the independent registered public accounting firm to us does not constitute more than 5% of the total amount of revenues paid by us to the independent auditor during that fiscal year;

  •
  such non-audit services were not recognized by us at the time of the independent registered public accounting firm's engagement to be non-audit services; and

  •
  such non-audit services are promptly brought to the attention of the audit committee and approved by the audit committee prior to the completion of the audit.

        The audit committee may delegate to one or more members of the audit committee the authority to grant pre-approval of non-audit services provided that such member or members reports any decision to the audit committee at its next scheduled meeting.

        The audit committee pre-approved all of the aggregate audit fees, audit-related fees, tax fees and other fees set forth in the table.

OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth as of June 1, 2007 the number and percentage of shares of our Common Stock, Convertible Preferred Stock and Hybrid Preferred Stock beneficially owned by: (i) each person known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, Convertible Preferred Stock or Hybrid Preferred Stock; and (ii) each of our directors, each of our named executive officers and all of our directors and executive officers as a group. The table also sets forth the beneficial ownership of our Common Stock by such holders assuming that shareholder approval of the Full NYSE Proposal had been obtained as of June 1, 2007.

        Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 1, 2007 and shares of Common Stock issuable upon conversion of Convertible Preferred Stock and Hybrid Preferred Stock (assuming shareholder approval of the Full NYSE Proposal) are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our Common Stock is based upon 104,334,050 shares of Common Stock, 39,008 shares of Convertible Preferred Stock and 160,992 shares of Hybrid Preferred Stock outstanding as of June 1, 2007. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

Principal Shareholders

							Common Stock Beneficial Ownership
			Convertible Preferred Stock		Hybrid Preferred Stock		No Approval of Full NYSE Proposal(2)		Approval of Full NYSE Proposal(3)
	Common Stock(1)
											Voting Power (Approval of Full NYSE Proposal)
Beneficial owner	Shares	% of Class	Shares	% of Class	Shares	% of Class	Shares	% of Class	Shares	% of Class
Holders of more than 5%
BP EXCO Holdings II LP(4) 8117 Preston Road Suite 260W Dallas, TX 75225	13,193,722	12.6%	—	—	—	—	13,193,722	12.6%	13,193,722	12.6%	6.3%
Oaktree Capital Management, LLC(5) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	3,212,500	3.1%	11,700	30.0%	48,300	30.0%	9,370,394	8.5%	34,791,446	25.6%	16.6%
FMR Corp.(6) 82 Devonshire Street Boston, MA 02109	8,301,500	8.0%	1,952	5.0%	8,048	5.0%	9,328,867	8.9%	13,564,655	12.4%	6.5%
Ares Corporate Opportunities Fund, L.P. Ares Corporate Opportunities Fund II, L.P.(7) c/o Ares Management LLC 1999 Avenue of the Stars Suite 1900 Los Angeles, CA 90067	6,545,833	6.3%	2,925	7.5%	12,075	7.5%	8,085,307	7.6%	14,440,570	12.9%	6.9%
Cyrus Capital Partners, LP(8) 399 Park Avenue, 39th Floor New York, NY 10022	—	—	1,951	5.0%	8,049	5.0%	1,026,842	1.0%	5,263,157	4.8%	2.5%

American International Group, Inc.(9) 70 Pine Street New York, New York 10270	—	—	1,951	5.0%	8,049	5.0%	1,026,842	1.0%	5,263,157	4.8%	2.5%
Steven A. Cohen(10) 72 Cummings Point Road, Stamford, Connecticut 06902	5,296,909	5.1%	—	—	—	—	5,296,909	5.1%	5,296,909	5.1%	2.5%

(1)
Does not include the shares of our Common Stock into which the shares of Convertible Preferred Stock shown in the "Convertible Preferred Stock" column are convertible.

(2)
Includes the shares of our Common Stock into which the shares of Convertible Preferred Stock shown in the "Convertible Preferred Stock" column are convertible. The Convertible Preferred Stock is convertible at any time at the holder's election into a number of shares of our Common Stock equal to the quotient of the then-current liquidation preference divided by the then-current conversion price. Initially, the liquidation preference is $10,000 per share and the conversion price is $19.00 per share, which equates to each share of Convertible Preferred Stock being initially convertible into approximately 526.3 shares of our Common Stock, subject to adjustment for fractional shares. The Convertible Preferred Stock also votes with our Common Stock on all matters, other than the election of directors, on an as converted basis.

(3)
Includes the shares of our Common Stock into which the shares of Convertible Preferred Stock shown in the "Convertible Preferred Stock" column and the shares of Hybrid Preferred Stock shown in the "Hybrid Preferred Stock" column are convertible. The Convertible Preferred Stock is, and assuming approval of the Full NYSE Proposal, the Hybrid Stock will be, convertible at any time at the holder's election into a number of shares of our Common Stock equal to the quotient of the then-current liquidation preference divided by the then-current conversion price. Initially, the liquidation preference is $10,000 per share and the conversion price is $19.00 per share, which equates to each share of Convertible Preferred Stock and Hybrid Preferred Stock being initially convertible into approximately 526.3 shares of our Common Stock, subject to adjustment for fractional shares. The Convertible Preferred Stock and, assuming approval of the Full NYSE Proposal, the Hybrid Preferred Stock also vote with our Common Stock on all matters, other than the election of directors, on an as converted basis.

(4)
Includes 388,889 shares of our Common Stock held by BP EXCO Holdings, LP.

(5)
Includes 3,142,400 shares of our Common Stock held by OCM Principal Opportunities Fund III, L.P. ("Fund III"), 57,600 shares of our Common Stock held by OCM Principal Opportunities Fund IIIA, L.P. ("Fund IIIA"), 5,850 shares of Convertible Preferred Stock and 24,150 shares of Hybrid Preferred Stock held by OCM Principal Opportunities Fund IV, L.P. ("Fund IV") and 5,850 shares of Convertible Preferred Stock and 24,150 shares of Hybrid Preferred Stock held by OCM EXCO Holdings, LLC ("OCM EXCO"). Oaktree Capital Management, LLC, the predecessor to Oaktree ("Oaktree LLC") was (i) the managing member of OCM Principal Opportunities Fund III GP, LLC ("Fund III GP"), (ii) the sole director of OCM Principal Opportunities Fund IV GP Ltd. ("Fund IV GP Ltd."), (iii) the manager of OCM EXCO and (iv) the investment manager of Fund III, Fund IIIA and Fund IV. Fund III GP is the general partner of Fund III and Fund IIIA. Fund IV GP Ltd. is the general partner of OCM Principal Opportunities Fund IV GP, L.P., which is the general partner of Fund IV.

Oaktree LLC was a limited liability company managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, D. Richard Masson, Larry W. Keele, Stephen A. Kaplan, John B. Frank, David Kirchheimer and Kevin L. Clayton. Each such person disclaims beneficial ownership of the securities listed, except to the extent of any pecuniary interest therein.

Also includes 12,500 shares which represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Cebula, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in March 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Cebula for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Cebula must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(6)
Fidelity Management & Research Company ("Fidelity"), a wholly- owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 8,398,815 shares, or 8.0%, of our outstanding Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The number of shares of our Common Stock owned by the investment companies includes 1,027,367 shares of Common Stock resulting from the assumed conversion of 1,952 shares of Convertible Preferred Stock. The investment companies also hold 8,048 shares of Hybrid Preferred Stock, which would be convertible into 4,235,788 shares of Common Stock if shareholder approval of the Full NYSE Proposal is obtained. If such shares of Common Stock issuable upon conversion of the Hybrid Preferred Stock were included, then Fidelity would be the beneficial owner of 1,264,603 shares, or 11.5%, of our outstanding Common Stock.

Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 8,398,815 shares owned by the funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of Common Stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting Common Stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 109,200 shares of our outstanding Common Stock as a result of its serving as investment manager of the institutional account(s) owning such shares. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power and sole power to vote or to direct the voting of these shares.

Pyramis Global Advisors Trust Company ("PGATC"), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 591,105 shares, or 0.6%, of our outstanding Common Stock as a result of its serving as investment manager of institutional accounts owning such shares. The number of shares of our Common Stock owned by the institutional account(s) includes 82,105 shares of our Common Stock resulting from the assumed conversion of 156 shares of Convertible Preferred Stock. The institutional accounts also hold 644 shares of Hybrid Preferred Stock, which would be convertible into 338,947 shares of Common Stock if shareholder approval of the Full NYSE Proposal is obtained. If such shares of Common Stock issuable upon conversion of the Hybrid Preferred Stock were included, then PGATC would be the beneficial owner of 930,052 shares, or 0.8%, of our outstanding Common Stock. Edward C. Johnson 3d and FMR Corp., through its control of PGATC, each has sole dispositive power and sole power to vote or to direct the voting of these shares.

(7)
Includes 6,533,333 shares of our Common Stock held by Ares Corporate Opportunities Fund, L.P. ("ACOF") and an aggregate of 1,539,474 shares of our Common Stock initially issuable upon conversion of 2,925 shares of Convertible Preferred Stock held by ACOF (together with certain affiliated co-investing entities) and Ares Corporate Opportunities Fund II, L.P. (together with certain affiliated co-investing entities) (collectively, the "ACOF Investors"). ACOF also holds 12,075 shares of Hybrid Preferred Stock, convertible into 14,440,570 shares of Common Stock if shareholder approval of the Full NYSE Proposal is obtained. ACOF Management, L.P. ("ACOF Management") is the general partner of ACOF (and its affiliated co-investing entities). ACOF Management II, L.P. ("ACOF Management II") is the general partner of ACOF II (and its affiliated co-investing entities). ACOF Operating Manager, L.P. ("ACOF Operating") is the general partner of ACOF Management and the manager of ACOF. ACOF Operating Manager II, L.P., ("ACOF Operating II") is the general partner of ACOF Management II and the manager of ACOF II. Ares Inc. is the general partner of ACOF Operating and ACOF Operating II. Ares Management LLC ("Ares Management") indirectly owns 100% of the limited partnership interests of ACOF Operating Manager and ACOF Operating Manager II. Ares Partners Management Company, LLC ("Ares Partners"), directly or indirectly owns all of the outstanding capital stock of Ares Inc. and Ares Management. Each of the members of Ares Partners has the right to receive distributions in respect of the sale of investments by the entities named above, including the shares of our Common Stock, Convertible Preferred Stock and Hybrid Preferred Stock, in accordance with their membership interests in Ares Partners. Under applicable law, certain of these members and their respective spouses (where applicable) may be deemed to be beneficial owners having indirect ownership of the securities owned of record by the ACOF Investors by virtue of such status. Each of the entities named above (other than the ACOF Investors) and the members of Ares Partners and their respective spouses (where applicable) disclaim beneficial ownership of all securities reported herein.

Also includes 12,500 shares of our Common Stock, which represents the vested portion of stock options to acquire 50,000 shares of our Common Stock which were issued to one of our directors, Jeffrey Serota, as an initial grant pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. upon becoming one of our directors in March 2007. These stock options are held by Mr. Serota for the benefit of Ares Management and certain funds managed by or affiliated with Ares Management (collectively, the "Ares Entities"). Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities.

(8)
Cyrus Capital Partners LP, a registered investment advisor, is the investment manager for the following shareholders: 1,648 shares of Convertible Preferred Stock and 6,802 shares of Hybrid Preferred Stock held by Cyrus Opportunities Master Fund II, Ltd., 49 shares of Convertible Preferred Stock and 201 shares of Hybrid Preferred Stock held by Cyrus Short Credit Master Fund, Ltd. and 254 shares of Convertible Preferred Stock and 1,046 shares of Hybrid Preferred Stock held by CRS Fund, Ltd.

(9)
Includes 137 shares of Convertible Preferred Stock and 563 shares of Hybrid Preferred Stock held by AIG Annuity Insurance Company, 49 shares of Convertible Preferred Stock and 201 shares of Hybrid Preferred Stock held by Merit Life Insurance Co., 156 shares of Convertible Preferred Stock and 209 shares of Hybrid Preferred Stock held by AIG Life Insurance Company, 156 shares of Convertible Preferred Stock and 209 shares of Hybrid Preferred Stock held by American International Life Assurance Company of New York, 59 shares of Convertible Preferred Stock and 241 shares of Hybrid Preferred Stock held by American General Assurance Company, 105 shares of Convertible Preferred Stock and 435 shares of Hybrid Preferred Stock held by The United States Life Insurance Company, 16 shares of Convertible Preferred Stock and 64 shares of Hybrid Preferred Stock held by American International Group, Inc. Retirement Plan, 316 shares of Convertible Preferred Stock and 1,304 shares of Hybrid Preferred Stock held by The Variable Annuity Life Insurance Company and 758 shares of Convertible Preferred Stock and 3,132 shares of Hybrid Preferred Stock held by American General Life Insurance Company, each an affiliate of American International Group, Inc. Additionally, 199 shares of Convertible Preferred Stock and 821 shares of Hybrid Preferred Stock are owned by certain open ended management investment companies for which AIG Global Investment Corp. ("AIGGIC") or AIG SunAmerica Asset Management Corp. (each a direct or indirect wholly owned subsidiary of American International Group, Inc.) acts as investment adviser or sub-adviser. AIGGIC, an SEC registered investment adviser, is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG is comprised of a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world.

(10)
Includes 3,034,472 shares of Common Stock held by CR Intrinsic Investments, LLC ("CR Intrinsic Investments") and 2,262,437 of Common Stock held by Sigma Capital Associates, LLC ("Sigma Capital Associates," located at 540 Madison Avenue, New York, New York 10022). CR Intrinsic Investors, LLC ("CR Intrinsic Investors"), Sigma Capital Management, LLC ("Sigma Management," located at 540 Madison Avenue, New York, New York 10022) and Steven A. Cohen do not directly own any Shares. Pursuant to an investment management agreement, CR Intrinsic Investors maintains investment and voting power with respect to the securities held by CR Intrinsic Investments. Pursuant to an investment management agreement, Sigma Management maintains investment and voting power with respect to the securities held by Sigma Capital Associates. Mr. Cohen controls CR Intrinsic Investors and Sigma Management. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of (i) CR Intrinsic Investors and Mr. Cohen may be deemed to own beneficially 3,034,472 Shares and (ii) Sigma Management and Mr. Cohen may be deemed to own beneficially 2,262,437. Each of CR Intrinsic Investors, Sigma Management and Mr. Cohen disclaim beneficial ownership of these securities.

Executive Officers and Directors

Beneficial owner	Shares(1)	Options exercisable within 60 days	Percentage of shares outstanding
Named Executive Officers
Douglas H. Miller(2)	5,429,473	867,500	5.2%
Stephen F. Smith(3)	791,116	201,650	*
J. Douglas Ramsey, Ph.D.(4)	774,125	90,850	*
William L. Boeing	256,550	256,550	*
Harold L. Hickey	348,525	90,850	*
Directors
Jeffrey D. Benjamin(5)	488,284	25,000	*
Vincent D. Cebula(6)	12,500	12,500	*
Earl E. Ellis(7)	487,681	25,000	*
Robert H. Niehaus(8)	3,140,085	25,000	3.0%
Boone Pickens(9)	13,354,715	25,000	12.8%
Jeffrey S. Serota(10)	—	—	*
Robert L. Stillwell(11)	52,822	25,000	*
All executive officers and directors as a group (13 persons)	25,193,793	1,666,150	23.6%

(1)
Includes the options exercisable within 60 days shown in the options column.

(2)
Includes 562,916 shares of our Common Stock held in six trusts for the benefit of immediate family members.

(3)
Includes 39,142 shares of our Common Stock held in two trusts for the benefit of immediate family members.

(4)
Includes 614,309 shares of our Common Stock held by a limited partnership in which Dr. Ramsey holds a 97.2% limited partnership interest.

(5)
Includes the right to acquire 1,281 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Benjamin as deferred compensation in lieu of cash for his service on our Board of

  Directors and committees for the quarter ended March 31, 2007. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Benjamin incurs a "Termination of Service" under the Payment Plan and (2) upon the occurrence of a "Change in Control" under the Payment Plan. The number of shares are equal to the amount of compensation deferred under the Payment Plan divided by $16.60 which was the closing price for our Common Stock on April 2, 2007. See "—Director Compensation" for a discussion of the Payment Plan.

(6)
These 12,500 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Cebula, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in March 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Cebula for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Cebula must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The shares reported for Mr. Cebula do not include 3,200,000 shares of our Common Stock, 11,700 shares of Series B Convertible Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock, in each case, held directly by certain of the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(7)
Includes 678 shares of our Common Stock issued pursuant to the Payment Plan to Mr. Ellis in lieu of cash as compensation for his service on our Board of Directors and committees for the quarter ended March 31, 2007. See "—Director Compensation" for a discussion of the Payment Plan.

(8)
Beneficial ownership consists of 1,450,018 shares of our Common Stock owned by Greenhill Capital Partners, L.P., 207,189 shares of our Common Stock owned by Greenhill Capital Partners (Cayman), L.P., 228,860 shares of our Common Stock owned by Greenhill Capital Partners (Executives), L.P., 458,415 shares of our Common Stock owned by Greenhill Capital, L.P., 753 shares of Convertible Preferred Stock owned by Greenhill Capital Partners II, L.P., 295 shares of Convertible Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 52 shares of Convertible Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., and 363 shares of Convertible Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P. Does not include 3,107 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners II, L.P., 1,218 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 214 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., and 1,498 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P. By virtue of his ownership and management positions at the entities which control the Greenhill funds referred to in the preceding sentence, Mr. Niehaus may be deemed to beneficially own these shares. Mr. Niehaus disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Beneficial ownership also includes options held by Mr. Niehaus to purchase 25,000 shares of our Common Stock pursuant to the 2005 Long-Term Incentive Plan and 603 shares of our Common Stock directly held by Mr. Niehaus and issued pursuant to the Payment Plan to Mr. Niehaus in lieu of cash as compensation for his service on our Board of Directors and committees for the quarter ended March 31, 2007. See "—Director Compensation" for a discussion of the Payment Plan.

(9)
Includes 388,889 shares of our Common Stock held by BP EXCO Holdings LP, 13,193,722 shares of our Common Stock held by BP EXCO Holdings II LP and 135,993 shares of our Common Stock held by his wife, Madeleine Pickens. Mr. Pickens is the controlling member of BP EXCO Holdings GP, LLC, the general partner of BP EXCO Holdings II LP.

(10)
In connection with Mr. Serota's appointment to our Board of Directors in March 2007, Mr. Serota was granted options to acquire 50,000 shares of our Common Stock. Options to acquire 12,500 of these shares vested on March 30, 2007. These stock options are held by Mr. Serota for the benefit of the Ares Entities. Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities. Amounts reported do not include the shares of our Common Stock, Convertible Preferred Stock and Hybrid Preferred Stock referred to in note 7 to the beneficial ownership table for "Holders of more than 5%" above, with respect to which Mr. Serota disclaims beneficial ownership.

(11)
Includes the right to acquire 603 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Stillwell as deferred compensation in lieu of cash for his service on our Board of Directors and committees for the quarter ended March 31, 2007. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Stillwell incurs a "Termination of Service" under the Payment Plan and (2) upon the occurrence of a "Change in Control" under the Payment Plan. The number of shares are equal to the amount of compensation deferred under the Payment Plan divided by $16.60 which was the closing price for our Common Stock on April 2, 2007. See "—Director Compensation" for a discussion of the Payment Plan.

*
Less than 1%.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before                , 2007 or, if the Company holds its next annual meeting on a date that is more than 30 days from the anniversary of the 2007 Annual Meeting, a reasonable time before the Company begins to print and send its proxy materials, for inclusion in the Company's proxy statement relating to that meeting. Shareholders wishing to submit proposals to be presented directly at the 2008 Annual Meeting of Shareholders instead of by inclusion in next year's proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with an annual meeting, a shareholder proposal must be received by the Company at its principal executive offices as follows: (a) with respect to recommending a director candidate, not before                , 2007 or after                , 2007; (b) with respect to other shareholder proposals, not before the date that is 180 days prior to the annual meeting or after the date that is 90 days prior to the annual meeting; and (c) with respect to shareholder proposals other than for recommending a director candidate, and in the event a public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the annual meeting. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and shareholders are advised in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

ANNUAL REPORT AND FINANCIAL STATEMENTS; DOCUMENTS INCORPORATED BY REFERENCE

        The SEC allows us to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that is also incorporated by reference herein.

        This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC. These documents contain important information about the Company and its financial condition.

  •
  Annual Report on Form 10-K for the year ended December 31, 2006, including audited financial information contained therein (the "Annual Report").

  •
  Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007 (except for information furnished in connection with such Current Report pursuant to Item 7.01, which shall not be incorporated by reference into this proxy statement), as amended by Amendment No. 1 to our Current Report on Form 8-K/A filed on April 2, 2007 and Amendment No. 2 to our Current Report on Form 8-K/A filed on June 12, 2007.

  •
  Quarterly Report on Form 10-Q for the quarter ended March 30, 2007.

        Our Annual Report accompanies the mailing of this proxy statement.

        You may obtain copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and Current Report on Form 8-K dated March 28, 2007 and filed on April 2, 2007, as amended, without charge by sending a written request to EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas,

Texas 75251, Attn: Secretary or by calling (214) 368-2084. These reports are also available at www.excoresources.com.

By Order of the Board of Directors,
William L. Boeing Vice President, General Counsel and Secretary
Dallas, Texas , 2007

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Annex A

STATEMENT OF DESIGNATION
OF
SERIES A-1 7.0% CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK
OF
EXCO RESOURCES, INC.

Pursuant to Article 2.13 of
the Texas Business Corporation Act

        EXCO RESOURCES, INC., a Texas corporation (the "Company"), does hereby certify that (a) the following resolution was duly adopted on March 27, 2007 by action of the Board of Directors thereof, with the provisions thereof fixing the designations, preferences, limitations and relative rights, including voting rights and the number of shares of the series and the dividend rate being set by action of the Board of Directors thereof, and (b) such resolution was duly adopted by all necessary action on the part of the Company:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article Four of its Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and pursuant to Article 2.13 of the Texas Business Corporation Act, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the designations, preferences, limitations and relative rights of which, shall be as follows:

        1.    Designation and Amount; Ranking.

          (a)   There shall be created from the 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock," par value $0.001 per share (the "Preferred Stock"), and the number of shares of such series shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that number of shares of Preferred Stock then outstanding plus the number of shares of Preferred Stock issuable upon exercise of options or rights (including, without limitation, conversion rights) then outstanding.

          (b)   The Preferred Stock will, with respect to both dividend rights and rights upon a Liquidation, rank (i) senior to all Junior Stock, (ii) on parity with all Parity Stock and (iii) junior to all Senior Stock.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Additional Directors" has the meaning set forth in Section 3(e)(i).

          (e)   "Adjustment Event" has the meaning set forth in Section 10.

          (f)    "Adjustment Payment" has the meaning set forth in Section 10.

          (g)   "Adjustment Record Date" has the meaning set forth in Section 10.

          (h)   "Agent Members" has the meaning set forth in Section 11(a)(iv).

          (i)    "All-Stock Change of Control" has the meaning set forth in Section 4(j).

          (j)    "Announcement Date" has the meaning set forth in Section 8(a)(v).

          (k)   "Articles of Incorporation" has the meaning set forth in the recitals.

          (l)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

          (m)  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (n)   "Bankruptcy Event" means (i) the entry by a court having jurisdiction in the premises (A) of a decree or order for relief in respect of the Company or a Significant Subsidiary of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, (B) of a decree or order adjudging the Company or a Significant Subsidiary as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable federal or state law or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or ordering the winding

2

  up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its respective property, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

          (o)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (p)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (q)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (r)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (s)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (t)    "Certificated Preferred Stock" has the meaning set forth in Section 11(a)(ii).

          (u)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such

3

    consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (v)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (w)  "Change of Control Offer" has the meaning set forth in Section 4(a).

          (x)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (y)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (z)   "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (aa)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (bb)    "Company" has the meaning set forth in the recitals.

          (cc)    "Company Conversion Date" has the meaning set forth in Section 7(c)(iii).

          (dd)    "Company Conversion Notice" has the meaning set forth in Section 7(c)(i).

          (ee)    "Company Conversion Option" has the meaning set forth in Section 7(c)(i).

          (ff)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (1)   the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

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              (2)   amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (gg)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (1)   if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (2)   if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (3)   if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any

5

      Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (4)   if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (5)   if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (hh)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which

6

    is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ii)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (2)   the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the

7

      Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (2)   the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (jj)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (kk)    "Conversion Date" has the meaning set forth in Section 7(b)(iii).

          (ll)    "Conversion Notice" has the meaning set forth in Section 7(b)(i).

          (mm)    "Conversion Price" means $19.00, subject to adjustment as set forth in Section 8.

          (nn)    "Conversion Right" has the meaning set forth in Section 7(a)(i).

          (oo)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (pp)    "Convertible Stock Registration Default" means a "Registration Default" as defined in the Convertible Stock Registration Rights Agreement.

          (qq)    "Convertible Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of 7.0% Preferred Stock and Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Preferred Stock, the Series A-1 Hybrid Preferred Stock after the NYSE Approval Date and the shares of Common Stock issuable upon conversion of the shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (as amended from time to time).

          (rr)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole

8

  or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (ss)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (tt)    "Current Market Price" has the meaning set forth in Section 8(a)(vii).

          (uu)    "Default" means (i) if the Company is permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date or to add the amount of such dividend to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, (ii) if the Company is not permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date, (iii) the Company's violation of Section 3(e)(ii), Section 3(f) or Section 3(g) of this Statement, (iv) the Company's failure to comply with the provisions of Section 4 of this Statement (other than the failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement), provided that such failure continues for 30 days after the Company's receipt of a Default Notice (v) the Company's failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement, (vi) the Company's failure to comply with the provisions of Section 5 of this Statement so as to deprive the Holders of their right to elect Preferred Directors, (vii) the Company's failure to comply with its obligations under Section 7(a)(i), 7(b)(ii) or Section 7(c)(v) of this Statement, (viii) the Company's failure to comply with Section 9 of this Statement, (ix) the Company's failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange or (x) the Company's failure to comply with Section 10 of this Statement.

          (vv)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the holders of 25% or more of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (ww)    "Deferral Period" has the meaning set forth in the Registration Rights Agreements.

          (xx)    "Distribution Threshold" has the meaning set forth in Section 8(a)(iv).

          (yy)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock prior to the NYSE Approval Date) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

9

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Sections 9(c) and 4, respectively, of Annex I or Annex II to the Hybrid Statements, as then in effect and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant hereto; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (zz)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (aaa)    "Dividend Rate" means, for any period, (i) if the dividend is paid in cash, 7.0% per annum for the period from the Original Issue Date to but excluding March 30, 2013 and 9.0% per annum thereafter and (ii) 9.0% per annum if the dividend is not paid in cash on the applicable Dividend Payment Date. The Dividend Rate at which such dividends shall have accrued over any period shall be determined at the time of payment thereof based on whether such dividends are paid in cash or allowed to be added to the Liquidation Preference pursuant to Section 3(b) and Section 3(c).

          (bbb)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ccc)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith

          (ddd)    "DTC" means The Depository Trust Company.

          (eee)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and

10

  commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (fff)    "Excess Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (ggg)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (hhh)    "Excluded Distributions" has the meaning set forth in Section 8(a)(iv).

          (iii)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (jjj)    "Global Preferred Stock" has the meaning set forth in Section 11(a)(iii).

          (kkk)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (lll)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (mmm)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (nnn)    "Hybrid Preferred Stock" means, collectively, the Series A-1 Hybrid Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ooo)    "Hybrid Preferred Stock Registration Default" means a "Registration Default" as defined in the Hybrid Preferred Stock Registration Rights Agreement.

          (ppp)    "Hybrid Preferred Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of Hybrid Preferred Stock (and any

11

  transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Hybrid Preferred Stock prior to the NYSE Approval Date (as amended from time to time).

          (qqq)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (rrr)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (sss)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

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Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (ttt)    "Initial Preferred Shares" has the meaning set forth in Section 7(c)(ii)).

          (uuu)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (vvv)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such share of Preferred Stock.

          (www)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (xxx)    "Junior Stock Event" has the meaning set forth in Section 3(g).

          (yyy)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          (zzz)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (aaaa)    "Liquidation Preference" means, as of any date, with respect to each share of Preferred Stock the sum of (a) $10,000.00 and (b) the amount of any accrued and unpaid dividends that on or prior to such date have been added to the Liquidation Preference in accordance with Section 3(b) and Section 3(c).

          (bbbb)    "Mandatory Conversion Percentage" means the percentage set forth in the following table:

Date of Conversion	Mandatory Conversion Percentage
March 30, 2007 through March 30, 2009	175%
March 31, 2009 through March 30, 2011	150%
March 31, 2011 and thereafter	125%

          (cccc)    "Maximum Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (dddd)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (eeee)    "NYSE" means the New York Stock Exchange, Inc.

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          (ffff)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (gggg)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restriction on adjustments to the Conversion Price as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (hhhh)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote; provided that for purposes of Section 10 of the 7.0% Statements such term shall mean either (i) requisite approval by such holders of clauses (i)-(iii) of the definition of NYSE Approval Proposal or (ii) the requisite approval by such holders of only clause (iii) of the definition of NYSE Approval Proposal.

          (iiii)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (jjjj)    "Officers' Certificate" means a certificate signed by two Officers.

          (kkkk)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (llll)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

          (mmmm)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (nnnn)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

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          (oooo)    "Original Issue Date" means March 30, 2007.

          (pppp)    "Parity Stock" means the Hybrid Preferred Stock, the 7.0% Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (qqqq)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (rrrr)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (ssss)    "Preferred Directors" has the meaning set forth in Section 5(c)(i).

          (tttt)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (uuuu)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (vvvv)    "Purchased Shares" has the meaning set forth in Section 8(a)(v).

          (wwww)    "Redemption Date" has the meaning set forth in Section 4(k)(i).

          (xxxx)    "Redemption Notice" has the meaning set forth in Section 4(k)(i).

          (yyyy)    "Redemption Price" has the meaning set forth in Section 4(k).

          (zzzz)    "Register" has the meaning set forth in Section 4(b).

          (aaaaa)    "Registration Rights Agreements" means the Convertible Stock Registration Rights Agreement and the Hybrid Preferred Stock Registration Rights Agreement.

          (bbbbb)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock, voting together as a single class.

          (ccccc)    "Reservation Default" has the meaning set forth in Section 3(d).

          (ddddd)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (eeeee)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (fffff)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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          (ggggg)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (hhhhh)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (iiiii)    "Series A-1 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-1 Hybrid Statement of Designation.

          (jjjjj)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (kkkkk)    "Series A-2 Preferred Stock' means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (lllll)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (mmmmm)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (nnnnn)    "Series 1 Preferred Stock" means, collectively, the Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock and, after the NYSE Approval Date, the Series A-1 Hybrid Preferred Stock.

          (ooooo)    "Series 1 Required Holders" means, as of any date, the holders of at least 60% of the then-outstanding shares of Series 1 Preferred Stock, voting together as a single class.

          (ppppp)    "Shareholder Approval" means the requisite approval, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote, in order for the Company to issue all shares of Common Stock issuable upon full conversion of the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (other than the Shareholder Approval to be obtained in connection with the NYSE Shareholder Approval).

          (qqqqq)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (rrrrr)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (sssss)    "Special Dividend" has the meaning set forth in Section 3(a).

          (ttttt)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

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          (uuuuu)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (vvvvv)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (wwwww)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

          (xxxxx)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

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            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (yyyyy)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (zzzzz)    "Transaction" has the meaning set forth in Section 9(c).

          (aaaaaa)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (bbbbbb)    "Transfer Restricted Securities" means each share of Preferred Stock (or the shares of Common Stock into which such share of Preferred Stock is convertible) until (i) the date on which the resale of such security or its predecessor has been effectively registered under the Securities Act and disposed of in accordance therewith or (ii) the date on which such security or predecessor is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (cccccc)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (dddddd)    "Triggering Determination Date" has the meaning set forth in Section 8(a)(iv).

          (eeeeee)    "Triggering Distribution" has the meaning set forth in Section 8(a)(iv).

          (ffffff)    "Volume Weighted Average Price" of the Common Stock on any date means the volume weighted average sale price per share on such date on the NYSE, or if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, an automated quotation system on which the Common Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its "Volume at Price" functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)). In the absence of such a listing or quotation, the Volume Weighted Average Price will be an amount reasonably determined in good faith by the Board of Directors to be the fair value of the Common Stock and evidenced in a resolution.

          (gggggg)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

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          (hhhhhh)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (iiiiii)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 12(e)), on each Dividend Payment Date, dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the Liquidation Preference as of such Dividend Payment Date, subject to increase as set forth in Sections 3(d) and 3(e). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the Liquidation Preference of such share as of the applicable Dividend Payment Date. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward). The Company shall declare a special cash dividend on the NYSE Approval Date in the amount of Accrued Dividends through the NYSE Approval Date (the "Special Dividend") to all Holders on the NYSE Approval Date, and the Special Dividend shall be paid to such Holders within five (5) Trading Days after the NYSE Approval Date.

          (b)   Accrued Dividends on any share of Preferred Stock which are not declared and paid in full in cash on any Dividend Payment Date shall be added to the Liquidation Preference of such share of Preferred Stock on such Dividend Payment Date and, thereafter, may no longer be declared or paid as dividends in cash. If the Company elects to add Accrued Dividends to the Liquidation Preference in accordance with Section 3(b) and Section 3(c), then on or prior to the Dividend Record Date for such dividend, the Company shall provide written notice to the Holders and the Transfer Agent of such election and shall prepare and transmit to the Transfer Agent an Officers' Certificate setting forth the Liquidation Preference which will become effective after the corresponding Dividend Payment Date.

          (c)   Notwithstanding the provisions of Section 3(b), the Company shall not be permitted to add Accrued Dividends to the Liquidation Preference and must pay dividends on shares of Preferred Stock in cash:

            (i)    prior to receipt of the NYSE Shareholder Approval;

            (ii)   following the occurrence of a Default, regardless of whether such Default is subsequently cured or waived by the Required Holders;

            (iii)  on or after March 30, 2013;

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            (iv)  following a Junior Stock Event; or

            (v)   if the Liquidated Damages Rate (as defined in the Registration Rights Agreements) following a Convertible Stock Registration Default or a Hybrid Preferred Stock Registration Default equals the Maximum Rate (as defined in the Registration Rights Agreements), through but excluding the date on which such Convertible Preferred Registration Default or Hybrid Preferred Stock Registration Default is cured.

          (d)   If at any time the Company does not reserve and keep available for issuance the number of shares of Common Stock required pursuant to Section 7(a)(iv) (a "Reservation Default"), then the Dividend Rate shall be increased by 6.00% per annum, from and including the date on which any such Reservation Default shall occur through but excluding the date on which the Reservation Default shall have been cured or waived by the Required Holders.

          (e)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders; provided however, that in the event of a Default as described in clause (ii) of the definition thereof, the Combined Holders shall not have the right to elect four Additional Directors upon the occurrence of such Default and instead will have the right to elect two Additional Directors if such Default continues for 90 days after the applicable Dividend Payment Date and two Additional Directors if such Default continues for 180 days after the applicable Dividend Payment Date as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements.

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (ix) of the definition thereof, for which such increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided, however, that in the event of a Default as described in clause (ii) of the definition thereof, the Dividend Rate shall not increase unless such Default continues for 30 days after the applicable Dividend Payment Date; and provided, further, that the Dividend Rate shall not be increased pursuant to this Section 3(e)(iii) in connection with a Convertible Stock Registration Default, a Hybrid

20

    Preferred Stock Registration Default or a Reservation Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(e)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(e)(iii).

          (f)    No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (g)   No dividends or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, (ii) after giving pro forma effect to such declaration, payment, redemption, purchase or acquisition, the Company has aggregate undrawn but available borrowing capacity under the Credit Facility and the EPOP Credit Facility of at least $500 million, (iii) the Consolidated EBITDA Ratio on such date exceeds 3.5 to 1.0 and (iv) in the event of a dividend or distribution (other than Excluded Distributions) in excess of the Maximum Distribution Amount per Calendar Quarter, the Holders of Preferred Stock receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution (such declaration, payment, redemption, purchase or acquisition made in accordance with clauses (i) through (iv), a "Junior Stock Event"). The restrictions set forth in this Section 3(g) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options. Notwithstanding the foregoing provisions of this Section 3(g), (A) the Company shall not make a dividend or distribution to holders of Junior Stock (other than in connection with a Liquidation or a merger or consolidation of the Company) of assets or other property other than a dividend or distribution consisting exclusively of shares of Common Stock or cash in compliance with the terms of this Statement and (B) the Company shall not make a dividend or distribution of cash to holders of Junior Stock (other than cash in lieu of fractional shares, or upon a Liquidation or a merger or consolidation of the Company) (1) if the Company or any Significant Subsidiary is, after the expiration of any applicable cure period, in default under the Credit Facility or any of its then-existing credit facilities or other Indebtedness in excess of $100.0 million, which default then permits, or would with the notice or lapse of time permit, the acceleration of Indebtedness thereunder, or (2) following a Bankruptcy Event.

21

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to the Liquidation Preference as of the Change of Control Payment Date, plus Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4. The right of the Holders of Preferred Stock pursuant to this Section 4 are in addition to, and not in lieu of, the rights of the Holders of Preferred Stock pursuant to Section 7(a).

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   the then-applicable Conversion Price;

            (vi)  that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vii) that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

            (viii)   that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (ix)  that shares of Preferred Stock that have been tendered pursuant to the Change of Control Offer may be converted pursuant to Section 7(a) only if such tendered shares have been properly withdrawn;

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            (x)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (xi)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If (i) on or prior to the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock tendered pursuant to the Change of Control Offer is less than $50 million or (ii) after the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock and Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $250 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 12(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accrued Dividends shall be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    Notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred if in the case of a merger or consolidation described in clause (iii) of the

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  definition of Change of Control, (i) all of the consideration, excluding cash payments for fractional shares, the purchase of Options and pursuant to dissenters' appraisal rights, in the merger or consolidation constituting the Change of Control consists of Capital Stock (other than Preference Stock) traded on a national securities exchange or quoted on an automated quotation system (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), which are readily marketable, free of any restrictions on resale or transfer or subject to an effective registration statement under the Securities Act, and as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such Capital Stock (other than Preference Stock), excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights (an "All-Stock Change of Control") and (ii) the Holders of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a class, have approved the All-Stock Change of Control.

          (k)   If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date (i) shares of 7.0% Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $50 million remain outstanding (if the Change of Control Payment Date is on or prior to the NYSE Approval Date) or (ii) shares of 7.0% Preferred Stock and Hybrid Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $250 million remain outstanding (if the Change of Control Payment Date is after the NYSE Approval Date), the Company shall have the right to redeem all, but not less than all, such remaining shares of 7.0% Preferred Stock and, if the Change of Control Payment Date is after the NYSE Approval Date, Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference as of the Redemption Date, plus Accrued Dividends through the Redemption Date (the "Redemption Price"), in immediately available funds, subject to the following terms and conditions:

            (i)    In the event of a redemption pursuant to this Section 4(k), the Company shall give notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register within five (5) Business Days after the Change of Control Payment Date. Such notice shall be given not more than thirty (30) nor less than fifteen (15) days before the date fixed for redemption (the "Redemption Date") and shall state:

              (1)   the Redemption Date;

              (2)   the amount of the Redemption Price;

              (3)   that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

              (4)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

              (5)   that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

              (6)   the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

            (ii)   Each Holder of shares of Preferred Stock called for redemption pursuant to this Section 4(k) shall surrender the certificate or certificates representing such shares to the

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    Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall, to the extent of funds legally available therefor, subject to Section 12(e), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

            (iii)  On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in this Section 4(k) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares of Preferred Stock to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares of Preferred Stock to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

            (iv)  In order to facilitate the redemption of shares of Preferred Stock pursuant to this Section 4(k), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than thirty (30) days or less than fifteen (15) days prior to the applicable Redemption Date.

            (v)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Each share of Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock, the other holders of 7.0% Preferred Stock and, after the NYSE Approval Date, the holders of Hybrid Preferred Stock as a single class on all matters submitted for the approval of the holders of Common Stock, other than the election of directors and the NYSE Approval Proposal. For purposes of this Section 5(b), each Holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Preferred Stock held by such Holder

25

  into shares of Common Stock at the Conversion Price on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The Holders shall be entitled to notice of any shareholders' meeting at the time and in the manner given to the holders of the Common Stock in accordance with the bylaws of the Company.

          (c)    Director Elections.

            (i)    For so long as 25% or more of the Initial Preferred Shares are outstanding, the Series 1 Required Holders shall be entitled, but not obligated, to elect four directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such directors, or at a special meeting of the holders of the Series 1 Preferred Stock called as hereinafter provided; provided that the right to elect four directors pursuant to this Section 5(c)(i) shall be reduced by (A) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock and (B) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock. If less than 25% but 10% or more of the Initial Preferred Shares are outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(i) will decrease to two (which number shall be reduced by (x) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock and (y) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock), and if less than 10% of the Initial Preferred Shares are outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(i); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this Section 5(c)(i), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (ii)   Notwithstanding the provisions of Section 5(c)(i), if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements, for so long as 25% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors that the Series 1 Required Holders shall be entitled, but not obligated, to elect shall be reduced to two, and two Preferred Directors, as designated in writing by the holders of a majority of the shares of Series 1 Preferred Stock outstanding, shall be automatically removed from the Board of Directors (or if the holders of a majority of the shares of Series 1 Preferred Stock outstanding have not designated the two Preferred Directors to be removed within ten Business Days of the date on which the last share of Hybrid Preferred Stock is redeemed, the Board of Directors shall select such two Preferred Directors); provided that the right to elect two directors pursuant to this Section 5(c)(ii) shall be reduced by (A) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock and (B) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock. If all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 25% but 10% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii) will decrease to one (which number shall be reduced by (x) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant

26

    to the Statement of Designation for the Series B Preferred Stock and (y) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock), and if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 10% of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(ii); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (iii)  At any time after voting power to elect Preferred Directors shall become vested and be continuing in the holders of Series 1 Preferred Stock pursuant to this Section 5(c), or if a vacancy shall exist in the office of the director elected by such holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Series 1 Preferred Stock for the purpose of electing the Preferred Directors that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock may designate in writing a holder of Series 1 Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Series 1 Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Preferred Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Series 1 Preferred Stock then outstanding shall constitute a quorum for the election of Preferred Directors to be elected by such holders. A Preferred Director vacancy shall be filled by vote of the Series 1 Required Holders in the manner set forth herein. Each Preferred Director who shall have been elected as provided in this Section 5(c) may be removed during his or her term of office, whether with or without cause, by the Series 1 Required Holders and may not be removed without the consent of the Series 1 Required Holders except as provided in Section 5(c)(ii) following the redemption of all of the Hybrid Preferred Stock in accordance with the Hybrid Statements.

          (d)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(e)(i) or pursuant to the other 7.0% Statements or Hybrid Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of 7.0% Preferred Stock and Hybrid Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its

27

  principal executive offices, then the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock may designate in writing one of the holders of 7.0% Preferred Stock or Hybrid Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of 7.0% Preferred Stock or Hybrid Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of record of a majority of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(d) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor, have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (e)   In exercising the voting rights set forth in this Section 5, except as otherwise provided in Section 5(b), each share of Preferred Stock shall have one vote per share.

          (f)    So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Series A-1 Hybrid Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect the liquidation preference, conversion price, conversion price adjustments, Change of Control Price, Adjustment Payment, dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy; and provided, further, that the Company shall not amend, alter, waive or repeal Section 5(c) without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, given in person or by proxy;

28

            (iii)  the Company shall not, by dividend or otherwise, distribute property (other than shares of Common Stock or cash as otherwise permitted in Section 3) or issue Options of the type contemplated by Section 8(a)(iii) or engage in an equity self tender offer or share repurchase without the affirmative vote of the Required Holders, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements and the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy; and

            (v)   the affirmative vote of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a single class, given in person or by proxy, shall be required to approve any All-Stock Change of Control.

          (g)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the greater of (i) the Liquidation Preference as of the date of Liquidation, plus Accrued Dividends thereon through the date of Liquidation, and (ii) the amount that would be payable to such Holder if such shares of Preferred Stock had been converted to Common Stock immediately prior to such Liquidation, in each case, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock; provided, however, that the foregoing clause (ii) shall not be operative, and shall be void ab initio, with respect to any Liquidation that occurs while there is Indebtedness outstanding under the Senior Indenture if the inclusion of clause (ii) in this Statement would cause the Preferred Stock to be "Disqualified Stock" (as defined in the Senior Indenture) under the Senior Indenture.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

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        7.    Conversion.

          (a)    Conversion Right.

            (i)    Without limiting the Company's rights to exercise the Company Conversion Option pursuant to Section 7(c), each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock, subject to the terms and provisions of this Section 7 (the "Conversion Right"). Upon a Holder's election to exercise the Conversion Right, the shares of Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Preferred Stock being so converted multiplied by the quotient of (A) the Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date, divided by (B) the Conversion Price then in effect; provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Conversion Date.

            (ii)   No fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date (subject to the Company's right to pay such unpaid dividends in cash pursuant to Section 7(a)(i)), on all shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable but for the immediately preceding two sentences, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Volume Weighted Average Price on the Trading Day immediately prior to the Conversion Date or the Company Conversion Date, as applicable.

            (iii)  A Holder of Preferred Stock shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder's Preferred Stock, and only to the extent the shares of Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

            (iv)  At all times prior to the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all shares of 7.0% Preferred Stock issued on the Original Issue Date. At all times following the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or quoted on an automated quotation system, the Company will, if permitted by the rules of such national securities exchange or automated quotation system, cause to be listed or quoted on such exchange or

30

    automated quotation system, all Common Stock issuable upon conversion of the Preferred Stock.

          (b)    Conversion Right Procedures.

            (i)    The Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at the Company's principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company in the form of Exhibit B hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

            (ii)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii).

            (iii)  Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (iv)  The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(a) or Section 7(c) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

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          (c)    Company Conversion Option.

            (i)    At any time and from time to time and subject to the provisions of this Section 7(c), the Company shall have the option (the "Company Conversion Option") to cause all or any portion of the Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the quotient of (A) the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date, divided by (B) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 7(a)(ii); provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Company Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Company Conversion Date. The Company may exercise the Company Conversion Option only if the Volume Weighted Average Price of the Common Stock equals or exceeds the Mandatory Conversion Percentage of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the date of the Company's issuance of a press release announcing the Company's exercise of the Company Conversion Option in accordance with this Statement (a "Company Conversion Notice"). If the Company Conversion Option is exercised on or after March 30, 2011, the Holders of the shares of Preferred Stock for which the Company Conversion Option is exercised will have the option to receive, in lieu of the shares of Common Stock issuable pursuant to this Section 7(c)(i), a cash payment per share of Preferred Stock for which the Company Conversion Option is exercised equal to the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date.

            (ii)   Notwithstanding the provisions of Section 7(c)(i), prior to the NYSE Approval Date, the Company may only exercise the Company Conversion Option to convert all, but not less than all, of the outstanding 7.0% Preferred Stock. After the NYSE Approval Date, the Company may exercise the Company Conversion Option to convert all or any portion of the outstanding 7.0% Preferred Stock and Hybrid Preferred Stock (ratably among all holders of 7.0% Preferred Stock and Hybrid Preferred Stock); provided that the Company may not exercise the Company Conversion Option for less than the lesser of (A) 25% of the sum of (1) the number of shares of 7.0% Preferred Stock issued on the Original Issue Date plus (2) the number of shares of Hybrid Preferred Stock issued on the Original Issue Date (the sum of clauses (1) and (2) collectively, the "Initial Preferred Shares") or (B) all outstanding 7.0% Preferred Stock and Hybrid Preferred Stock if such outstanding shares represent less than 25% of the Initial Preferred Shares. The Company Conversion Option may not be exercised during a Convertible Stock Registration Default, a Hybrid Preferred Stock Registration Default, if a Deferral Period is in effect or if, on the date that the Company would be permitted to issue a Company Conversion Notice, the Company has knowledge of a pending corporate development that the Company reasonably believes would make it appropriate to suspend the availability of any effective shelf registration statement at any time prior to the 30th day after the Company Conversion Date.

            (iii)  To exercise the Company Conversion Option, the Company must issue a Company Conversion Notice for publication on PR Newswire (or, if such organization is not in existence at the time of issuance of the Company Conversion Notice, such other news or press organization as is reasonably calculated to disseminate the relevant information broadly to the public) prior to the opening of business on the first Trading Day following any date on which the Volume Weighted Average Price of the Common Stock exceeds the Mandatory Conversion Percentage of the Conversion Price for the period set forth in Section 7(c)(i), announcing the Company Conversion Option. The Company shall also give notice by mail or by publication

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    (with subsequent prompt notice by mail) to the Holders of Preferred Stock (not later than four Trading Days after the date of the Company Conversion Notice) of the Company's election to exercise the Company Conversion Option. The conversion date will be a date selected by the Company (the "Company Conversion Date") and will be after (but no more than five Trading Days after) the date on which the Company issues the Company Conversion Notice.

            (iv)  In addition to any information required by applicable law or regulation, the Company Conversion Notice shall state, as appropriate (A) the Company Conversion Date, (B) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock and whether the Company has elected to pay Accrued Dividends through the Company Conversion Date in cash, (C) the number of shares of Preferred Stock to be converted and (D) that dividends on the Preferred Stock to be converted will cease to accrue on the Company Conversion Date.

            (v)   Following delivery of a Company Conversion Notice, upon surrender of the Preferred Stock by a Holder thereof and, if applicable, notice to the Company of the Holder's election to receive a cash payment as provided in Section 7(c)(i), the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order, (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which a Holder of the Preferred Stock being converted, or a Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for payment of Accrued Dividends through the Company Conversion Date if the Company elects to pay dividends in cash pursuant to Section 7(c)(i), (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii) or (E) if applicable, and in lieu of (A), (C) and (D), a cash payment if elected by the Holder as provided in Section 7(c)(i).

            (vi)  Each conversion pursuant to a Company Conversion Option shall be deemed to have been made at the close of business on the Company Conversion Date so that the rights of the Holder thereof as to the Preferred Stock being converted will cease except for the right to receive the shares of Common Stock or cash issuable under this Section 7(c), and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (vii) In case any shares of Preferred Stock are to be converted pursuant to this Section 7(c), such Holder's right to voluntarily convert its shares of Preferred Stock pursuant to Section 7(a) shall terminate at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Company Conversion Date.

          (d)   Accrued Dividends. If a Conversion Date or a Company Conversion Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders with respect to the exercise of a Conversion Right or a Company Conversion Option on the Conversion Date or Company Conversion Date, as applicable.

        8.    Adjustment of Conversion Price.

          (a)   Subject to Section 10, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

            (i)    If the Company shall pay a dividend or make a distribution to holders of outstanding Common Stock in shares of Common Stock, the Conversion Price in effect immediately prior

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    to the record date for the determination of shareholders entitled to receive such dividend or other distribution shall be decreased so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and of which the denominator shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the total number of shares of Common Stock constituting such dividend or other distribution. Such adjustment shall be made successively whenever any such dividend or distribution is made and shall become effective immediately after such record date. For the purpose of this clause (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this clause (i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect had such dividend or distribution not been declared.

            (ii)   If the Company shall subdivide its outstanding Common Stock into a greater number of shares, or combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the day upon which such subdivision or combination becomes effective shall be, in the case of a subdivision of Common Stock, proportionately decreased and, in the case of a combination of Common Stock, proportionately increased. Such adjustment shall be made successively whenever any such subdivision or combination of the Common Stock occurs and shall become effective immediately after the date upon which such subdivision or combination becomes effective.

            (iii)  If the Company shall issue Options to holders of its outstanding Common Stock entitling them for a period expiring within 180 days after such issuance to subscribe for or purchase shares of Common Stock or Convertible Securities at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the record date for the determination of shareholders entitled to receive such Options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such offering (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Current Market Price per share of Common Stock on such record date, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus (y) the number of additional shares of Common Stock offered or subject to issuance upon the conversion, exchange or exercise of such securities offered. Such adjustment shall be made successively whenever any such Options are issued, and shall become effective immediately after such record date.

            For the purposes of this Section 8(a)(iii), the issuance by the Company of Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Options for a consideration

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    equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If at the end of the period during which such Options are exercisable, not all Options shall have been exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. If such Options are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if the record date for the determination of shareholders entitled to receive such Options had not been fixed. In determining whether any Options entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price less than the Current Market Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such Options and any amount payable on conversion, exchange or exercise thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution. No adjustment of the Conversion Price shall be made pursuant to this Section 8(a)(iii) if the Holders of Preferred Stock receive such Options based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

            (iv)  If the Company shall, by dividend or otherwise, distribute during any Calendar Quarter (a "Triggering Distribution") to holders of its Common Stock a payment of cash or other property (excluding (A) any dividend or distribution of Common Stock for which an adjustment was made pursuant to Section 8(a)(i), (B) any subdivision or combination of Common Stock for which an adjustment was made pursuant to Section 8(a)(ii), (C) any issuance of Options for which an adjustment was made pursuant to Section 8(a)(iii) and (D) any dividend or distribution in connection with a Liquidation or a merger or a consolidation of the Company (collectively the "Excluded Distributions")) in an amount per share of Common Stock that, when combined with the per share amounts (calculated at the time of each of such earlier distributions) of all other such dividends and distributions (other than Excluded Distributions) made within such Calendar Quarter to holders of Common Stock, exceeds $0.06 per share (as it may be adjusted pursuant to this Section 8(a), the "Distribution Threshold"), then the Conversion Price will be adjusted by subtracting from the Conversion Price in effect immediately prior to the close of business on the record date for such Triggering Distribution (a "Triggering Determination Date") an amount equal to the excess, if any, of (1) the lesser of (x) $0.10 per share (as it may be adjusted pursuant to this Section 8(a), the "Maximum Distribution Amount") and (y) the amount of such dividend or distribution per share, over (2) the Distribution Threshold (the "Excess Distribution Amount"). Holders of Preferred Stock will receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter (without any adjustments of the Conversion Price pursuant to this Section 8(a)(iv)) and that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution pursuant to Section 3(g)(iv). Such adjustment will become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or other distribution had not been declared. Each of the Distribution Threshold and the Maximum Distribution Amount shall be subject to adjustment under the same circumstances under which the Conversion Price is subject to adjustment under this Section 8(a); provided, however, that no adjustment will be made to the Distribution Threshold or Maximum Distribution Amount for any adjustment made to the Conversion Price pursuant to this

35

    Section 8(a)(iv). The value of any non-cash dividend or distribution pursuant to this Section 8(a)(iv) shall be determined in good faith by the Board of Directors and evidenced by a resolution.

            (v)   If any tender offer or share repurchase is made by the Company or any of its Subsidiaries for all or any portion of Common Stock, then, if the tender offer or share repurchase shall require the payment to shareholders of consideration per share of Common Stock having a fair market value (as determined reasonably and in good faith by the Board of Directors of the Company and evidenced by a resolution) that exceeds the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the date prior to the announcement of such tender offer or share repurchase (the "Announcement Date"), the Conversion Price shall be decreased so that the same shall equal the amount determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the Trading Day prior to the Announcement Date by (B) a fraction, of which the numerator shall be the product of (1) the number of shares of Common Stock outstanding (including Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date multiplied by (2) the Current Market Price on the Trading Day prior to the Announcement Date and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or share repurchase) of all shares of Common Stock validly tendered and not withdrawn (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of (I) the number of shares of Common Stock outstanding (less any Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date and (II) the Current Market Price on the Trading Day prior to the Announcement Date, such adjustment to become effective immediately prior to the opening of business on the day following the Announcement Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or share repurchase, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would have been in effect based upon the number of shares actually purchased, if any. If the application of this clause (v) of Section 8(a) to any tender offer or share repurchase would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or share repurchase under this clause (v). For purposes of this Section 8(a)(v), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

            (vi)  If the Company shall issue for cash or other consideration shares of Common Stock, Convertible Securities or Options at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Conversion Price immediately prior to the issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such issuance by (B) a fraction, of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from

36

    such issuance (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Conversion Price per share of Common Stock on the date of such issuance, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of additional shares of Common Stock issued or subject to issuance upon the conversion, exchange or exercise of such securities issued. Such adjustment shall be made successively whenever any such shares of Common Stock, Convertible Securities or Options are issued, and shall become effective upon such issuance.

            For purposes of this Section 8(a)(vi), the issuance by the Company of Convertible Securities or Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities or Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If Convertible Securities or Options are issued by the Company that result in an adjustment to the Conversion Price pursuant to this Section 8(a)(vi) and such Convertible Securities or Options are not converted, exchanged or exercised prior to the expiration of the right of the holders of such Convertible Securities or Options to effect any such action, then immediately upon such expiration the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities or Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any Convertible Securities or Options entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the Conversion Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common stock so offered, there shall be taken into account any consideration received by the Company for such Convertible Securities or Options and any amount payable on conversion, exercise or exchange thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution.

            The provisions of this Section 8(a)(vi) shall not be applicable to any issuance for which an adjustment to the Conversion Price is otherwise provided under this Section 8(a).

            (vii) For the purpose of any computation under this Section 8(a), the current market price (the "Current Market Price") per share of Common Stock on any date shall be calculated by the Company and shall be the average of the Volume Weighted Average Prices for (A) the twenty consecutive Trading Days ending on the Trading Day prior to the Announcement Date with respect to tender offers or share repurchases under Section 8(a)(v) or (B) the ten consecutive Trading Days ending on the earlier of (1)(x) the record date for the determination of shareholders entitled to receive Options with respect to issuances under Section 8(a)(iii) or (y) the Triggering Determination Date with respect to distributions under Section 8(a)(iv) or (2) unless otherwise specified by an applicable provision of this Section 8, the "ex-date" with respect to distributions, issuances or other events requiring such computation under this Section 8. For purposes of this paragraph, the term "ex-date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (b)   For purposes of this Section 8, "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable

37

  security) is converted or exchanged into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such dividend, distribution, cash, security or other property (whether or not such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

          (c)   If one or more events occurs requiring an adjustment be made to the Conversion Price for a particular period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

          (d)   No adjustment in the Conversion Price shall be required:

            (i)    unless such adjustment would require an increase or decrease of at least 0.5% in the Conversion Price as last adjusted; provided, however, that any adjustments that would be required to be made but for this Section 8(d)(i) shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that all calculations under this Section 8 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half cent and 0.00005 of a share, respectively, being rounded upward;

            (ii)   for issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries;

            (iii)  upon the issuance of any shares of Common Stock pursuant to (A) either the conversion of the 7.0% Preferred Stock or the Hybrid Preferred Stock or any other Option or Convertible Securities outstanding as of the Original Issue Date and the terms and conditions of which are not subsequently amended or (B) the conversion, exchange or exercise of any Convertible Securities or Options for which an adjustment to the Conversion Price was previously made pursuant to this Section 8(a) and the terms and conditions of which are not subsequently amended;

            (iv)  for a change in the par value of the Common Stock or the change in the Common Stock from par value to no par value, or from no par value to par value;

            (v)   for the payment of Accrued Dividends; or

            (vi)  with respect to Section 8(a)(v), if such tender offer or share repurchase is made to fund a stock grant or award pursuant to or under any benefit or incentive plan of the Company or any Subsidiary in order to prevent dilution of the holders of Common Stock that would result from issuance of such grant or award.

          (e)   In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain Shareholder Approval, then the Company shall use its reasonable best efforts to obtain such Shareholder Approval as promptly as practicable.

          (f)    Whenever the Conversion Price shall be adjusted as provided in Section 8(a), the Company shall file, at the office of the Transfer Agent, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its address appearing in the Register. Each such statement shall be signed by the Company's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 8(g). The Company shall, upon written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) all adjustments and readjustments to

38

  the Conversion Price, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of such Holder's shares of Preferred Stock if such shares were convertible at such time at the Conversion Price at that time in effect.

          (g)   In the event the Company shall propose to take any action of the type described in Section 8(a), the Company shall give notice to each Holder, in the manner set forth in Section 8(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Preferred Stock. Except as otherwise provided herein, (x) in the case of any action that would require the fixing of a record date, such notice shall be given at least five days prior to the date so fixed and (y) in the case of all other action, such notice shall be given at least five days prior to the taking of such proposed action.

        9.    Recapitalization, Reclassification and Changes in Common Stock.

        Upon the occurrence of any:

          (a)   reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b)   merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock; or

          (c)   sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (c), a "Transaction");

then the Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the holders of Preferred Stock would have been entitled to receive upon such Transaction had such Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder of the Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of such Holder's shares of Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five Trading Days prior to the anticipated effective date of such Transaction. If this Section 9 applies to a Transaction, Section 8 shall not apply to such Transaction; however, the provisions of this Section 9 shall not limit the rights of Holders of Preferred Stock pursuant to Section 4.

        10.    Restriction on Conversion Price Adjustments.

        Prior to the earlier of the NYSE Shareholder Approval and the occurrence of a Triggering Date, the Company shall not effect any of the transactions described in Sections 8(a)(iii) through 8(a)(vi),

39

other than issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries (each, an "Adjustment Event"), without the consent of the Required Holders. If an Adjustment Event occurs prior to the NYSE Shareholder Approval, no adjustment to the Conversion Price shall be made for the Adjustment Event, and in lieu of any Conversion Price adjustment that otherwise would be applicable to an Adjustment Event but for this Section 10, the Company shall pay to each Holder an amount per share of Preferred Stock equal to (a) the remainder of (i) the Conversion Price immediately prior to the Adjustment Event minus (ii) the Conversion Price that would otherwise result from such Adjustment Event but for this Section 10, multiplied by (b) the number of shares of Common Stock into which such share of Preferred Stock is convertible as of the date the Conversion Price adjustment would otherwise be effective for such Adjustment Event (the "Adjustment Payment"). The Company may, at its option, elect to pay the Adjustment Payment either in cash or in a number of fully paid whole shares of Series A-1 Hybrid Preferred Stock determined by dividing (1) the Adjustment Payment to be paid to each Holder on the basis of all shares of Preferred Stock held of record by such Holder as of the close of business on the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event (the "Adjustment Record Date"), whether evidenced by one or more certificates, by (2) $10,000, with amounts in respect of any fractional shares to be paid in cash by the Company. The Company shall pay the Adjustment Payment within five (5) Trading Days after the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event to Holders as of the close of business on the Adjustment Record Date. After the NYSE Shareholder Approval, the provisions of Sections 8(a)(iii) through 8(a)(vi) shall apply to all Adjustment Events.

        11.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 11(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by

40

    DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)    Execution and Authentication.    Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate.

The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (1)   shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (2)   is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (II) below, and is accompanied by the following additional information and documents, as applicable:

                (I)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or

                (II)  if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit C hereto) and (ii) if the Company so requests,

41

        an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 11(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit C hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 11(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 11(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

42

            (vi)  If at any time:

              (1)   DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

              (2)   DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (3)   the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

  "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

  "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

43

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (1)   in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (2)   in the case of any Transfer Restricted Security that is represented by Global Preferred Stock the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit C hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 11.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be

44

    made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        12.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or

45

  validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 4(k)(ii)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

46

        IN WITNESS WHEREOF, the Company has caused this Statement to be signed this 28th day of March, 2007.

EXCO RESOURCES, INC.
By:	/s/ J. Douglas Ramsey, Ph.D.

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE& CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE& CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

A-1

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation.

Date of Conversion:
Applicable Conversion Price:
Number of shares of Preferred Stock to be converted (plus Accrued Dividends):
Number of shares of Common Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

B-1

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

C-1

Annex B

STATEMENT OF DESIGNATION
OF
SERIES A-2 7.0% CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK
OF
EXCO RESOURCES, INC.

Pursuant to Article 2.13 of
the Texas Business Corporation Act

        EXCO RESOURCES, INC., a Texas corporation (the "Company"), does hereby certify that (a) the following resolution was duly adopted on March 27, 2007 by action of the Board of Directors thereof, with the provisions thereof fixing the designations, preferences, limitations and relative rights, including voting rights and the number of shares of the series and the dividend rate being set by action of the Board of Directors thereof, and (b) such resolution was duly adopted by all necessary action on the part of the Company:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article Four of its Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and pursuant to Article 2.13 of the Texas Business Corporation Act, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the designations, preferences, limitations and relative rights of which, shall be as follows:

        1.    Designation and Amount; Ranking.

          (a)   There shall be created from the 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock," par value $0.001 per share (the "Preferred Stock"), and the number of shares of such series shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that number of shares of Preferred Stock then outstanding plus the number of shares of Preferred Stock issuable upon exercise of options or rights (including, without limitation, conversion rights) then outstanding.

          (b)   The Preferred Stock will, with respect to both dividend rights and rights upon a Liquidation, rank (i) senior to all Junior Stock, (ii) on parity with all Parity Stock and (iii) junior to all Senior Stock.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Additional Directors" has the meaning set forth in Section 3(e)(i).

          (e)   "Adjustment Event" has the meaning set forth in Section 10.

          (f)    "Adjustment Payment" has the meaning set forth in Section 10.

          (g)   "Adjustment Record Date" has the meaning set forth in Section 10.

          (h)   "Agent Members" has the meaning set forth in Section 11(a)(iv).

          (i)    "All-Stock Change of Control" has the meaning set forth in Section 4(j).

          (j)    "Announcement Date" has the meaning set forth in Section 8(a)(v).

          (k)   "Articles of Incorporation" has the meaning set forth in the recitals.

          (l)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

          (m)  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (n)   "Bankruptcy Event" means (i) the entry by a court having jurisdiction in the premises (A) of a decree or order for relief in respect of the Company or a Significant Subsidiary of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, (B) of a decree or order adjudging the Company or a Significant Subsidiary as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable federal or state law or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or ordering the winding

2

  up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its respective property, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

          (o)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (p)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (q)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (r)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (s)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (t)    "Certificated Preferred Stock" has the meaning set forth in Section 11(a)(ii).

          (u)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such

3

    consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (v)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (w)  "Change of Control Offer" has the meaning set forth in Section 4(a).

          (x)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (y)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (z)   "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (aa)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (bb)    "Company" has the meaning set forth in the recitals.

          (cc)    "Company Conversion Date" has the meaning set forth in Section 7(c)(iii).

          (dd)    "Company Conversion Notice" has the meaning set forth in Section 7(c)(i).

          (ee)    "Company Conversion Option" has the meaning set forth in Section 7(c)(i).

          (ff)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (1)   the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

4

              (2)   amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (gg)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (1)   if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (2)   if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (3)   if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any

5

      Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (4)   if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (5)   if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (hh)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which

6

    is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ii)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (2)   the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the

7

      Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (2)   the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (jj)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (kk)    "Conversion Date" has the meaning set forth in Section 7(b)(iii).

          (ll)    "Conversion Notice" has the meaning set forth in Section 7(b)(i).

          (mm)    "Conversion Price" means $19.00, subject to adjustment as set forth in Section 8.

          (nn)    "Conversion Right" has the meaning set forth in Section 7(a)(i).

          (oo)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (pp)    "Convertible Stock Registration Default" means a "Registration Default" as defined in the Convertible Stock Registration Rights Agreement.

          (qq)    "Convertible Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of 7.0% Preferred Stock and Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Series A-1 Preferred Stock, the Series A-1 Hybrid Preferred Stock after the NYSE Approval Date and the shares of Common Stock issuable upon conversion of the shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (as amended from time to time).

          (rr)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole

8

  or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (ss)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (tt)    "Current Market Price" has the meaning set forth in Section 8(a)(vii).

          (uu)    "Default" means (i) if the Company is permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date or to add the amount of such dividend to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, (ii) if the Company is not permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date, (iii) the Company's violation of Section 3(e)(ii), Section 3(f) or Section 3(g) of this Statement, (iv) the Company's failure to comply with the provisions of Section 4 of this Statement (other than the failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement), provided that such failure continues for 30 days after the Company's receipt of a Default Notice (v) the Company's failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement, (vi) the Company's failure to comply with the provisions of Section 5 of this Statement so as to deprive the Holders of their right to elect Preferred Directors, (vii) the Company's failure to comply with its obligations under Section 7(a)(i), 7(b)(ii) or Section 7(c)(v) of this Statement, (viii) the Company's failure to comply with Section 9 of this Statement, (ix) the Company's failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange or (x) the Company's failure to comply with Section 10 of this Statement.

          (vv)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the holders of 25% or more of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (ww)    "Deferral Period" has the meaning set forth in the Registration Rights Agreements.

          (xx)    "Distribution Threshold" has the meaning set forth in Section 8(a)(iv).

          (yy)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock prior to the NYSE Approval Date) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

9

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Sections 9(c) and 4, respectively, of Annex I or Annex II to the Hybrid Statements, as then in effect and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant hereto; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (zz)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (aaa)    "Dividend Rate" means, for any period, (i) if the dividend is paid in cash, 7.0% per annum for the period from the Original Issue Date to but excluding March 30, 2013 and 9.0% per annum thereafter and (ii) 9.0% per annum if the dividend is not paid in cash on the applicable Dividend Payment Date. The Dividend Rate at which such dividends shall have accrued over any period shall be determined at the time of payment thereof based on whether such dividends are paid in cash or allowed to be added to the Liquidation Preference pursuant to Section 3(b) and Section 3(c).

          (bbb)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ccc)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith

          (ddd)    "DTC" means The Depository Trust Company.

          (eee)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and

10

  commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (fff)    "Excess Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (ggg)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (hhh)    "Excluded Distributions" has the meaning set forth in Section 8(a)(iv).

          (iii)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (jjj)    "Global Preferred Stock" has the meaning set forth in Section 11(a)(iii).

          (kkk)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (lll)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (mmm)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (nnn)    "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (ooo)    "Hybrid Preferred Stock" means, collectively, the Series A-1 Hybrid Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ppp)    "Hybrid Preferred Stock Registration Default" means a "Registration Default" as defined in the Hybrid Preferred Stock Registration Rights Agreement.

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          (qqq)    "Hybrid Preferred Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Hybrid Preferred Stock prior to the NYSE Approval Date (as amended from time to time).

          (rrr)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (sss)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (ttt)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

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            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (uuu)    "Initial Preferred Shares" has the meaning set forth in Section 7(c)(ii).

          (vvv)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (www)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such share of Preferred Stock.

          (xxx)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (yyy)    "Junior Stock Event" has the meaning set forth in Section 3(g).

          (zzz)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          (aaaa)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (bbbb)    "Liquidation Preference" means, as of any date, with respect to each share of Preferred Stock the sum of (a) $10,000.00 and (b) the amount of any accrued and unpaid dividends that on or prior to such date have been added to the Liquidation Preference in accordance with Section 3(b) and Section 3(c).

          (cccc)    "Mandatory Conversion Percentage" means the percentage set forth in the following table:

Date of Conversion	Mandatory Conversion Percentage
March 30, 2007 through March 30, 2009	175%
March 31, 2009 through March 30, 2011	150%
March 31, 2011 and thereafter	125%

          (dddd)    "Maximum Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (eeee)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

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          (ffff)    "NYSE" means the New York Stock Exchange, Inc.

          (gggg)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (hhhh)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restriction on adjustments to the Conversion Price as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (iiii)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote; provided that for purposes of Section 10 of the 7.0% Statements such term shall mean either (i) the requisite approval by such holders of clauses (i)-(iii) of the definition of NYSE Approval Proposal or (ii) the requisite approval by such holders of only clause (iii) of the definition of NYSE Approval Proposal.

          (jjjj)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (kkkk)    "Officers' Certificate" means a certificate signed by two Officers.

          (llll)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (mmmm)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

          (nnnn)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

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          (oooo)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (pppp)    "Original Issue Date" means March 30, 2007.

          (qqqq)    "Parity Stock" means the Hybrid Preferred Stock, the 7.0% Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (rrrr)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (ssss)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (tttt)    "Preferred Directors" means the members of the Board of Directors elected by the holders of the Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and, after the NYSE Approval Date, the Series A-1 Hybrid Preferred Stock in accordance with the respective Statements of Designation therefor.

          (uuuu)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (vvvv)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (wwww)    "Purchased Shares" has the meaning set forth in Section 8(a)(v).

          (xxxx)    "Redemption Date" has the meaning set forth in Section 4(k)(i).

          (yyyy)    "Redemption Notice" has the meaning set forth in Section 4(k)(i).

          (zzzz)    "Redemption Price" has the meaning set forth in Section 4(k).

          (aaaaa)    "Register" has the meaning set forth in Section 4(b).

          (bbbbb)    "Registration Rights Agreements" means the Convertible Stock Registration Rights Agreement and the Hybrid Preferred Stock Registration Rights Agreement.

          (ccccc)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock, voting together as a single class.

          (ddddd)    "Reservation Default" has the meaning set forth in Section 3(d).

          (eeeee)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

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          (fffff)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (ggggg)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (hhhhh)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (iiiii)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (jjjjj)    "Series A-1 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-1 Hybrid Statement of Designation.

          (kkkkk)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (lllll)    "Series A-2 Conversion" has the meaning set forth in Section 7(e).

          (mmmmm)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (nnnnn)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ooooo)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ppppp)    "Shareholder Approval" means the requisite approval, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote, in order for the Company to issue all shares of Common Stock issuable upon full conversion of the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (other than the Shareholder Approval to be obtained in connection with the NYSE Shareholder Approval).

          (qqqqq)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (rrrrr)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (sssss)    "Special Dividend" has the meaning set forth in Section 3(a).

          (ttttt)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

16

          (uuuuu)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (vvvvv)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (wwwww)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

          (xxxxx)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

17

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (yyyyy)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (zzzzz)    "Transaction" has the meaning set forth in Section 9(c).

          (aaaaaa)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (bbbbbb)    "Transfer Restricted Securities" means each share of Preferred Stock (or the shares of Common Stock into which such share of Preferred Stock is convertible) until (i) the date on which the resale of such security or its predecessor has been effectively registered under the Securities Act and disposed of in accordance therewith or (ii) the date on which such security or predecessor is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (cccccc)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (dddddd)    "Triggering Determination Date" has the meaning set forth in Section 8(a)(iv).

          (eeeeee)    "Triggering Distribution" has the meaning set forth in Section 8(a)(iv).

          (ffffff)    "Volume Weighted Average Price" of the Common Stock on any date means the volume weighted average sale price per share on such date on the NYSE, or if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, an automated quotation system on which the Common Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its "Volume at Price" functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)). In the absence of such a listing or quotation, the Volume Weighted Average Price will be an amount reasonably determined in good faith by the Board of Directors to be the fair value of the Common Stock and evidenced in a resolution.

          (gggggg)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

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          (hhhhhh)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (iiiiii)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 12(e)), on each Dividend Payment Date, dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the Liquidation Preference as of such Dividend Payment Date, subject to increase as set forth in Sections 3(d) and 3(e). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the Liquidation Preference of such share as of the applicable Dividend Payment Date. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward). The Company shall declare a special cash dividend on the NYSE Approval Date in the amount of Accrued Dividends through the NYSE Approval Date (the "Special Dividend") to all Holders on the NYSE Approval Date, and the Special Dividend shall be paid to such Holders within five (5) Trading Days after the NYSE Approval Date.

          (b)   Accrued Dividends on any share of Preferred Stock which are not declared and paid in full in cash on any Dividend Payment Date shall be added to the Liquidation Preference of such share of Preferred Stock on such Dividend Payment Date and, thereafter, may no longer be declared or paid as dividends in cash. If the Company elects to add Accrued Dividends to the Liquidation Preference in accordance with Section 3(b) and Section 3(c), then on or prior to the Dividend Record Date for such dividend, the Company shall provide written notice to the Holders and the Transfer Agent of such election and shall prepare and transmit to the Transfer Agent an Officers' Certificate setting forth the Liquidation Preference which will become effective after the corresponding Dividend Payment Date.

          (c)   Notwithstanding the provisions of Section 3(b), the Company shall not be permitted to add Accrued Dividends to the Liquidation Preference and must pay dividends on shares of Preferred Stock in cash:

            (i)    prior to receipt of the NYSE Shareholder Approval;

            (ii)   following the occurrence of a Default, regardless of whether such Default is subsequently cured or waived by the Required Holders;

            (iii)  on or after March 30, 2013;

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            (iv)  following a Junior Stock Event; or

            (v)   if the Liquidated Damages Rate (as defined in the Registration Rights Agreements) following a Convertible Stock Registration Default or a Hybrid Preferred Stock Registration Default equals the Maximum Rate (as defined in the Registration Rights Agreements), through but excluding the date on which such Convertible Preferred Registration Default or Hybrid Preferred Stock Registration Default is cured.

          (d)   If at any time the Company does not reserve and keep available for issuance the number of shares of Common Stock required pursuant to Section 7(a)(iv) (a "Reservation Default"), then the Dividend Rate shall be increased by 6.00% per annum, from and including the date on which any such Reservation Default shall occur through but excluding the date on which the Reservation Default shall have been cured or waived by the Required Holders.

          (e)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(c) to serve until the date on which such Default is cured or waived by the Combined Holders; provided however, that in the event of a Default as described in clause (ii) of the definition thereof, the Combined Holders shall not have the right to elect four Additional Directors upon the occurrence of such Default and instead will have the right to elect two Additional Directors if such Default continues for 90 days after the applicable Dividend Payment Date and two Additional Directors if such Default continues for 180 days after the applicable Dividend Payment Date as provided in Section 5(c) to serve until the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements.

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (ix) of the definition thereof, for which such increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided, however, that in the event of a Default as described in clause (ii) of the definition thereof, the Dividend Rate shall not increase unless such Default continues for 30 days after the applicable Dividend Payment Date; and provided, further, that the Dividend Rate shall not be increased pursuant to this Section 3(e)(iii) in connection with a Convertible Stock Registration Default, a Hybrid

20

    Preferred Stock Registration Default or a Reservation Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(e)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(e)(iii).

          (f)    No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (g)   No dividends or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, (ii) after giving pro forma effect to such declaration, payment, redemption, purchase or acquisition, the Company has aggregate undrawn but available borrowing capacity under the Credit Facility and the EPOP Credit Facility of at least $500 million, (iii) the Consolidated EBITDA Ratio on such date exceeds 3.5 to 1.0 and (iv) in the event of a dividend or distribution (other than Excluded Distributions) in excess of the Maximum Distribution Amount per Calendar Quarter, the Holders of Preferred Stock receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution (such declaration, payment, redemption, purchase or acquisition made in accordance with clauses (i) through (iv), a "Junior Stock Event"). The restrictions set forth in this Section 3(g) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options. Notwithstanding the foregoing provisions of this Section 3(g), (A) the Company shall not make a dividend or distribution to holders of Junior Stock (other than in connection with a Liquidation or a merger or consolidation of the Company) of assets or other property other than a dividend or distribution consisting exclusively of shares of Common Stock or cash in compliance with the terms of this Statement and (B) the Company shall not make a dividend or distribution of cash to holders of Junior Stock (other than cash in lieu of fractional shares, or upon a Liquidation or a merger or consolidation of the Company) (1) if the Company or any Significant Subsidiary is, after the expiration of any applicable cure period, in default under the Credit Facility or any of its then-existing credit facilities or other Indebtedness in excess of $100.0 million, which default then permits, or would with the notice or lapse of time permit, the acceleration of Indebtedness thereunder, or (2) following a Bankruptcy Event.

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        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to the Liquidation Preference as of the Change of Control Payment Date, plus Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4. The right of the Holders of Preferred Stock pursuant to this Section 4 are in addition to, and not in lieu of, the rights of the Holders of Preferred Stock pursuant to Section 7(a).

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   the then-applicable Conversion Price;

            (vi)  that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vii) that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

            (viii)   that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (ix)  that shares of Preferred Stock that have been tendered pursuant to the Change of Control Offer may be converted pursuant to Section 7(a) only if such tendered shares have been properly withdrawn;

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            (x)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (xi)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If (i) on or prior to the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock tendered pursuant to the Change of Control Offer is less than $50 million or (ii) after the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock and Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $250 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 12(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accrued Dividends shall be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    Notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred if in the case of a merger or consolidation described in clause (iii) of the

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  definition of Change of Control, (i) all of the consideration, excluding cash payments for fractional shares, the purchase of Options and pursuant to dissenters' appraisal rights, in the merger or consolidation constituting the Change of Control consists of Capital Stock (other than Preference Stock) traded on a national securities exchange or quoted on an automated quotation system (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), which are readily marketable, free of any restrictions on resale or transfer or subject to an effective registration statement under the Securities Act, and as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such Capital Stock (other than Preference Stock), excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights (an "All-Stock Change of Control") and (ii) the Holders of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a class, have approved the All-Stock Change of Control.

          (k)   If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date (i) shares of 7.0% Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $50 million remain outstanding (if the Change of Control Payment Date is on or prior to the NYSE Approval Date) or (ii) shares of 7.0% Preferred Stock and Hybrid Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $250 million remain outstanding (if the Change of Control Payment Date is after the NYSE Approval Date), the Company shall have the right to redeem all, but not less than all, such remaining shares of 7.0% Preferred Stock and, if the Change of Control Payment Date is after the NYSE Approval Date, Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference as of the Redemption Date, plus Accrued Dividends through the Redemption Date (the "Redemption Price"), in immediately available funds, subject to the following terms and conditions:

            (i)    In the event of a redemption pursuant to this Section 4(k), the Company shall give notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register within five (5) Business Days after the Change of Control Payment Date. Such notice shall be given not more than thirty (30) nor less than fifteen (15) days before the date fixed for redemption (the "Redemption Date") and shall state:

              (1)   the Redemption Date;

              (2)   the amount of the Redemption Price;

              (3)   that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

              (4)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

              (5)   that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

              (6)   the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

            (ii)   Each Holder of shares of Preferred Stock called for redemption pursuant to this Section 4(k) shall surrender the certificate or certificates representing such shares to the

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    Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall, to the extent of funds legally available therefor, subject to Section 12(e), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

            (iii)  On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in this Section 4(k) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares of Preferred Stock to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares of Preferred Stock to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

            (iv)  In order to facilitate the redemption of shares of Preferred Stock pursuant to this Section 4(k), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than thirty (30) days or less than fifteen (15) days prior to the applicable Redemption Date.

            (v)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Each share of Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock, the other holders of 7.0% Preferred Stock and, after the NYSE Approval Date, the holders of Hybrid Preferred Stock as a single class on all matters submitted for the approval of the holders of Common Stock, other than the election of directors and the NYSE Approval Proposal. For purposes of this Section 5(b), each Holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Preferred Stock held by such Holder

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  into shares of Common Stock at the Conversion Price on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The Holders shall be entitled to notice of any shareholders' meeting at the time and in the manner given to the holders of the Common Stock in accordance with the bylaws of the Company.

          (c)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(e)(i) or pursuant to the other 7.0% Statements or Hybrid Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of 7.0% Preferred Stock and Hybrid Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock may designate in writing one of the holders of 7.0% Preferred Stock or Hybrid Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of 7.0% Preferred Stock or Hybrid Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of record of a majority of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(c) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor, have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (d)   In exercising the voting rights set forth in this Section 5, except as otherwise provided in Section 5(b), each share of Preferred Stock shall have one vote per share.

          (e)   So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Series A-1 Hybrid Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon conversion of such shares of 7.0% Preferred Stock into a different series

26

    of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect the liquidation preference, conversion price, conversion price adjustments, Change of Control Price, Adjustment Payment, dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy;

            (iii)  the Company shall not, by dividend or otherwise, distribute property (other than shares of Common Stock or cash as otherwise permitted in Section 3) or issue Options of the type contemplated by Section 8(a)(iii) or engage in an equity self tender offer or share repurchase without the affirmative vote of the Required Holders, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements and the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy; and

            (v)   the affirmative vote of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a single class, given in person or by proxy, shall be required to approve any All-Stock Change of Control.

          (f)    Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the greater of (i) the Liquidation Preference as of the date of Liquidation, plus Accrued Dividends thereon through the date of Liquidation, and (ii) the amount that would be payable to such Holder if such shares of Preferred Stock had been converted to Common Stock immediately prior to such Liquidation, in each case, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock; provided, however, that the foregoing clause (ii) shall not be operative, and shall be void ab initio, with respect to any Liquidation that occurs while there is Indebtedness outstanding under the Senior Indenture if the inclusion of clause (ii) in this Statement would cause the Preferred Stock to be "Disqualified Stock" (as defined in the Senior Indenture) under the Senior Indenture.

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          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Conversion.

          (a)    Conversion Right.

            (i)    Without limiting the Company's rights to exercise the Company Conversion Option pursuant to Section 7(c), each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock, subject to the terms and provisions of this Section 7 (the "Conversion Right"). Upon a Holder's election to exercise the Conversion Right, the shares of Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Preferred Stock being so converted multiplied by the quotient of (A) the Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date, divided by (B) the Conversion Price then in effect; provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Conversion Date.

            (ii)   No fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date (subject to the Company's right to pay such unpaid dividends in cash pursuant to Section 7(a)(i)), on all shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable but for the immediately preceding two sentences, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Volume Weighted Average Price on the Trading Day immediately prior to the Conversion Date or the Company Conversion Date, as applicable.

            (iii)  A Holder of Preferred Stock shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder's Preferred Stock, and only to the extent the shares of Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

            (iv)  At all times prior to the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common

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    Stock as will from time to time be sufficient to permit the conversion of all shares of 7.0% Preferred Stock issued on the Original Issue Date. At all times following the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or quoted on an automated quotation system, the Company will, if permitted by the rules of such national securities exchange or automated quotation system, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Preferred Stock.

          (b)    Conversion Right Procedures.

            (i)    The Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at the Company's principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company in the form of Exhibit B hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

            (ii)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii).

            (iii)  Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

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            (iv)  The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(a) or Section 7(c) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

          (c)    Company Conversion Option.

            (i)    At any time and from time to time and subject to the provisions of this Section 7(c), the Company shall have the option (the "Company Conversion Option") to cause all or any portion of the Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the quotient of (A) the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date, divided by (B) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 7(a)(ii); provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Company Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Company Conversion Date. The Company may exercise the Company Conversion Option only if the Volume Weighted Average Price of the Common Stock equals or exceeds the Mandatory Conversion Percentage of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the date of the Company's issuance of a press release announcing the Company's exercise of the Company Conversion Option in accordance with this Statement (a "Company Conversion Notice"). If the Company Conversion Option is exercised on or after March 30, 2011, the Holders of the shares of Preferred Stock for which the Company Conversion Option is exercised will have the option to receive, in lieu of the shares of Common Stock issuable pursuant to this Section 7(c)(i), a cash payment per share of Preferred Stock for which the Company Conversion Option is exercised equal to the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date.

            (ii)   Notwithstanding the provisions of Section 7(c)(i), prior to the NYSE Approval Date, the Company may only exercise the Company Conversion Option to convert all, but not less than all, of the outstanding 7.0% Preferred Stock. After the NYSE Approval Date, the Company may exercise the Company Conversion Option to convert all or any portion of the outstanding 7.0% Preferred Stock and Hybrid Preferred Stock (ratably among all holders of 7.0% Preferred Stock and Hybrid Preferred Stock); provided that the Company may not exercise the Company Conversion Option for less than the lesser of (A) 25% of the sum of (1) the number of shares of 7.0% Preferred Stock issued on the Original Issue Date plus (2) the number of shares of Hybrid Preferred Stock issued on the Original Issue Date (the sum of clauses (1) and (2) collectively, the "Initial Preferred Shares") or (B) all outstanding 7.0% Preferred Stock and Hybrid Preferred Stock if such outstanding shares represent less than 25% of the Initial Preferred Shares. The Company Conversion Option may not be exercised during a Convertible Stock Registration Default, Hybrid Preferred Stock

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    Registration Default, if a Deferral Period is in effect or if, on the date that the Company would be permitted to issue a Company Conversion Notice, the Company has knowledge of a pending corporate development that the Company reasonably believes would make it appropriate to suspend the availability of any effective shelf registration statement at any time prior to the 30th day after the Company Conversion Date.

            (iii)  To exercise the Company Conversion Option, the Company must issue a Company Conversion Notice for publication on PR Newswire (or, if such organization is not in existence at the time of issuance of the Company Conversion Notice, such other news or press organization as is reasonably calculated to disseminate the relevant information broadly to the public) prior to the opening of business on the first Trading Day following any date on which the Volume Weighted Average Price of the Common Stock exceeds the Mandatory Conversion Percentage of the Conversion Price for the period set forth in Section 7(c)(i), announcing the Company Conversion Option. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders of Preferred Stock (not later than four Trading Days after the date of the Company Conversion Notice) of the Company's election to exercise the Company Conversion Option. The conversion date will be a date selected by the Company (the "Company Conversion Date") and will be after (but no more than five Trading Days after) the date on which the Company issues the Company Conversion Notice.

            (iv)  In addition to any information required by applicable law or regulation, the Company Conversion Notice shall state, as appropriate (A) the Company Conversion Date, (B) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock and whether the Company has elected to pay Accrued Dividends through the Company Conversion Date in cash, (C) the number of shares of Preferred Stock to be converted and (D) that dividends on the Preferred Stock to be converted will cease to accrue on the Company Conversion Date.

            (v)   Following delivery of a Company Conversion Notice, upon surrender of the Preferred Stock by a Holder thereof and, if applicable, notice to the Company of the Holder's election to receive a cash payment as provided in Section 7(c)(i), the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order, (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which a Holder of the Preferred Stock being converted, or a Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for payment of Accrued Dividends through the Company Conversion Date if the Company elects to pay dividends in cash pursuant to Section 7(c)(i), (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii) or (E) if applicable, and in lieu of (A), (C) and (D), a cash payment if elected by the Holder as provided in Section 7(c)(i).

            (vi)  Each conversion pursuant to a Company Conversion Option shall be deemed to have been made at the close of business on the Company Conversion Date so that the rights of the Holder thereof as to the Preferred Stock being converted will cease except for the right to receive the shares of Common Stock or cash issuable under this Section 7(c), and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

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            (vii) In case any shares of Preferred Stock are to be converted pursuant to this Section 7(c), such Holder's right to voluntarily convert its shares of Preferred Stock pursuant to Section 7(a) shall terminate at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Company Conversion Date.

          (d)    Accrued Dividends.    If a Conversion Date or a Company Conversion Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders with respect to the exercise of a Conversion Right or a Company Conversion Option on the Conversion Date or Company Conversion Date, as applicable.

          (e)    Conversion into Series A-1 Preferred Stock.    On the first Trading Day following the date on which the Holder provides a certificate to the Company certifying that either (i) no filing under the HSR Act is required with respect to such Holder's acquisition of shares of Series A-1 Preferred Stock or (ii) the waiting period applicable to such Holder under the HSR Act with respect to such Holder's acquisition of shares of Series A-1 Preferred Stock has expired or terminated, each outstanding share of Preferred Stock shall be automatically and irrevocably converted (the "Series A-2 Conversion") into one share of Series A-1 Preferred Stock (which share of Series A-1 Preferred Stock shall have a conversion price with respect to conversion into Common Stock equal to the conversion price then in effect under the 7.0% Statements and a liquidation preference equal to the liquidation preference then in effect under the 7.0% Statements), without any action required by any Holder of Preferred Stock. Each existing certificate representing shares of Preferred Stock shall be deemed to be a certificate representing the number of shares of Series A-1 Preferred Stock into which such shares of Preferred Stock were converted; provided, that a Holder of such certificate may elect to surrender the certificate or certificates representing the shares so converted to the Company at the Company's principal executive office, and the Company shall effect the delivery within two (2) Trading Days of such surrender of a new certificate or certificates in respect of the Series A-1 Preferred Stock issued pursuant to the Series A-2 Conversion. The Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Series A-1 Preferred Stock equal to the number of shares of Series A-1 Preferred Stock issuable upon conversion of all outstanding shares of Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Series A-1 Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series A-1 Preferred Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock. The Company covenants that all Series A-1 Preferred Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. No economic rights of Holders of Preferred Stock (including, without limitation, the right to receive payment of Accrued Dividends through the date of the Series A-2 Conversion) will be foregone or diminished by virtue of the Series A-2 Conversion.

        8.    Adjustment of Conversion Price.

          (a)   Subject to Section 10, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

            (i)    If the Company shall pay a dividend or make a distribution to holders of outstanding Common Stock in shares of Common Stock, the Conversion Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution shall be decreased so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and of which the denominator shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on such

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    record date plus (2) the total number of shares of Common Stock constituting such dividend or other distribution. Such adjustment shall be made successively whenever any such dividend or distribution is made and shall become effective immediately after such record date. For the purpose of this clause (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this clause (i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect had such dividend or distribution not been declared.

            (ii)   If the Company shall subdivide its outstanding Common Stock into a greater number of shares, or combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the day upon which such subdivision or combination becomes effective shall be, in the case of a subdivision of Common Stock, proportionately decreased and, in the case of a combination of Common Stock, proportionately increased. Such adjustment shall be made successively whenever any such subdivision or combination of the Common Stock occurs and shall become effective immediately after the date upon which such subdivision or combination becomes effective.

            (iii)  If the Company shall issue Options to holders of its outstanding Common Stock entitling them for a period expiring within 180 days after such issuance to subscribe for or purchase shares of Common Stock or Convertible Securities at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the record date for the determination of shareholders entitled to receive such Options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such offering (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Current Market Price per share of Common Stock on such record date, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus (y) the number of additional shares of Common Stock offered or subject to issuance upon the conversion, exchange or exercise of such securities offered. Such adjustment shall be made successively whenever any such Options are issued, and shall become effective immediately after such record date.

            For the purposes of this Section 8(a)(iii), the issuance by the Company of Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If at the end of the period during which such Options are exercisable, not all Options shall have been exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. If such Options are not so issued, the Conversion Price shall

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    again be adjusted to be the Conversion Price that would then be in effect if the record date for the determination of shareholders entitled to receive such Options had not been fixed. In determining whether any Options entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price less than the Current Market Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such Options and any amount payable on conversion, exchange or exercise thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution. No adjustment of the Conversion Price shall be made pursuant to this Section 8(a)(iii) if the Holders of Preferred Stock receive such Options based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

            (iv)  If the Company shall, by dividend or otherwise, distribute during any Calendar Quarter (a "Triggering Distribution") to holders of its Common Stock a payment of cash or other property (excluding (A) any dividend or distribution of Common Stock for which an adjustment was made pursuant to Section 8(a)(i), (B) any subdivision or combination of Common Stock for which an adjustment was made pursuant to Section 8(a)(ii), (C) any issuance of Options for which an adjustment was made pursuant to Section 8(a)(iii) and (D) any dividend or distribution in connection with a Liquidation or a merger or a consolidation of the Company (collectively the "Excluded Distributions")) in an amount per share of Common Stock that, when combined with the per share amounts (calculated at the time of each of such earlier distributions) of all other such dividends and distributions (other than Excluded Distributions) made within such Calendar Quarter to holders of Common Stock, exceeds $0.06 per share (as it may be adjusted pursuant to this Section 8(a), the "Distribution Threshold"), then the Conversion Price will be adjusted by subtracting from the Conversion Price in effect immediately prior to the close of business on the record date for such Triggering Distribution (a "Triggering Determination Date") an amount equal to the excess, if any, of (1) the lesser of (x) $0.10 per share (as it may be adjusted pursuant to this Section 8(a), the "Maximum Distribution Amount") and (y) the amount of such dividend or distribution per share, over (2) the Distribution Threshold (the "Excess Distribution Amount"). Holders of Preferred Stock will receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter (without any adjustments of the Conversion Price pursuant to this Section 8(a)(iv)) and that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution pursuant to Section 3(g)(iv). Such adjustment will become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or other distribution had not been declared. Each of the Distribution Threshold and the Maximum Distribution Amount shall be subject to adjustment under the same circumstances under which the Conversion Price is subject to adjustment under this Section 8(a); provided, however, that no adjustment will be made to the Distribution Threshold or Maximum Distribution Amount for any adjustment made to the Conversion Price pursuant to this Section 8(a)(iv). The value of any non-cash dividend or distribution pursuant to this Section 8(a)(iv) shall be determined in good faith by the Board of Directors and evidenced by a resolution.

            (v)   If any tender offer or share repurchase is made by the Company or any of its Subsidiaries for all or any portion of Common Stock, then, if the tender offer or share repurchase shall require the payment to shareholders of consideration per share of Common

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    Stock having a fair market value (as determined reasonably and in good faith by the Board of Directors of the Company and evidenced by a resolution) that exceeds the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the date prior to the announcement of such tender offer or share repurchase (the "Announcement Date"), the Conversion Price shall be decreased so that the same shall equal the amount determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the Trading Day prior to the Announcement Date by (B) a fraction, of which the numerator shall be the product of (1) the number of shares of Common Stock outstanding (including Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date multiplied by (2) the Current Market Price on the Trading Day prior to the Announcement Date and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or share repurchase) of all shares of Common Stock validly tendered and not withdrawn (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of (I) the number of shares of Common Stock outstanding (less any Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date and (II) the Current Market Price on the Trading Day prior to the Announcement Date, such adjustment to become effective immediately prior to the opening of business on the day following the Announcement Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or share repurchase, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would have been in effect based upon the number of shares actually purchased, if any. If the application of this clause (v) of Section 8(a) to any tender offer or share repurchase would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or share repurchase under this clause (v). For purposes of this Section 8(a)(v), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

            (vi)  If the Company shall issue for cash or other consideration shares of Common Stock, Convertible Securities or Options at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Conversion Price immediately prior to the issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such issuance by (B) a fraction, of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such issuance (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Conversion Price per share of Common Stock on the date of such issuance, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of additional shares of

35

    Common Stock issued or subject to issuance upon the conversion, exchange or exercise of such securities issued. Such adjustment shall be made successively whenever any such shares of Common Stock, Convertible Securities or Options are issued, and shall become effective upon such issuance.

            For purposes of this Section 8(a)(vi), the issuance by the Company of Convertible Securities or Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities or Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If Convertible Securities or Options are issued by the Company that result in an adjustment to the Conversion Price pursuant to this Section 8(a)(vi) and such Convertible Securities or Options are not converted, exchanged or exercised prior to the expiration of the right of the holders of such Convertible Securities or Options to effect any such action, then immediately upon such expiration the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities or Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any Convertible Securities or Options entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the Conversion Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common stock so offered, there shall be taken into account any consideration received by the Company for such Convertible Securities or Options and any amount payable on conversion, exercise or exchange thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution.

            The provisions of this Section 8(a)(vi) shall not be applicable to any issuance for which an adjustment to the Conversion Price is otherwise provided under this Section 8(a).

            (vii) For the purpose of any computation under this Section 8(a), the current market price (the "Current Market Price") per share of Common Stock on any date shall be calculated by the Company and shall be the average of the Volume Weighted Average Prices for (A) the twenty consecutive Trading Days ending on the Trading Day prior to the Announcement Date with respect to tender offers or share repurchases under Section 8(a)(v) or (B) the ten consecutive Trading Days ending on the earlier of (1)(x) the record date for the determination of shareholders entitled to receive Options with respect to issuances under Section 8(a)(iii) or (y) the Triggering Determination Date with respect to distributions under Section 8(a)(iv) or (2) unless otherwise specified by an applicable provision of this Section 8, the "ex-date" with respect to distributions, issuances or other events requiring such computation under this Section 8. For purposes of this paragraph, the term "ex-date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (b)   For purposes of this Section 8, "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is converted or exchanged into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such dividend, distribution, cash, security or other property (whether or not such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

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          (c)   If one or more events occurs requiring an adjustment be made to the Conversion Price for a particular period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

          (d)   No adjustment in the Conversion Price shall be required:

            (i)    unless such adjustment would require an increase or decrease of at least 0.5% in the Conversion Price as last adjusted; provided, however, that any adjustments that would be required to be made but for this Section 8(d)(i) shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that all calculations under this Section 8 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half cent and 0.00005 of a share, respectively, being rounded upward;

            (ii)   for issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries;

            (iii)  upon the issuance of any shares of Common Stock pursuant to (A) either the conversion of the 7.0% Preferred Stock or the Hybrid Preferred Stock or any other Option or Convertible Securities outstanding as of the Original Issue Date and the terms and conditions of which are not subsequently amended or (B) the conversion, exchange or exercise of any Convertible Securities or Options for which an adjustment to the Conversion Price was previously made pursuant to this Section 8(a) and the terms and conditions of which are not subsequently amended;

            (iv)  for a change in the par value of the Common Stock or the change in the Common Stock from par value to no par value, or from no par value to par value;

            (v)   for the payment of Accrued Dividends; or

            (vi)  with respect to Section 8(a)(v), if such tender offer or share repurchase is made to fund a stock grant or award pursuant to or under any benefit or incentive plan of the Company or any Subsidiary in order to prevent dilution of the holders of Common Stock that would result from issuance of such grant or award.

          (e)   In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain Shareholder Approval, then the Company shall use its reasonable best efforts to obtain such Shareholder Approval as promptly as practicable.

          (f)    Whenever the Conversion Price shall be adjusted as provided in Section 8(a), the Company shall file, at the office of the Transfer Agent, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its address appearing in the Register. Each such statement shall be signed by the Company's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 8(g). The Company shall, upon written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) all adjustments and readjustments to the Conversion Price, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of such Holder's shares of Preferred Stock if such shares were convertible at such time at the Conversion Price at that time in effect.

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          (g)   In the event the Company shall propose to take any action of the type described in Section 8(a), the Company shall give notice to each Holder, in the manner set forth in Section 8(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Preferred Stock. Except as otherwise provided herein, (x) in the case of any action that would require the fixing of a record date, such notice shall be given at least five days prior to the date so fixed and (y) in the case of all other action, such notice shall be given at least five days prior to the taking of such proposed action.

        9.    Recapitalization, Reclassification and Changes in Common Stock.

        Upon the occurrence of any:

          (a)   reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b)   merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock; or

          (c)   sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (c), a "Transaction");

then the Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the holders of Preferred Stock would have been entitled to receive upon such Transaction had such Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder of the Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of such Holder's shares of Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five Trading Days prior to the anticipated effective date of such Transaction. If this Section 9 applies to a Transaction, Section 8 shall not apply to such Transaction; however, the provisions of this Section 9 shall not limit the rights of Holders of Preferred Stock pursuant to Section 4.

        10.    Restriction on Conversion Price Adjustments.

        Prior to the earlier of the NYSE Shareholder Approval and the occurrence of a Triggering Date, the Company shall not effect any of the transactions described in Sections 8(a)(iii) through 8(a)(vi), other than issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries (each, an "Adjustment Event"), without the consent of the Required Holders. If an Adjustment Event occurs prior to the NYSE Shareholder Approval, no adjustment to the Conversion Price shall be made for the Adjustment Event, and in lieu of any Conversion Price adjustment that

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otherwise would be applicable to an Adjustment Event but for this Section 10, the Company shall pay to each Holder an amount per share of Preferred Stock equal to (a) the remainder of (i) the Conversion Price immediately prior to the Adjustment Event minus (ii) the Conversion Price that would otherwise result from such Adjustment Event but for this Section 10, multiplied by (b) the number of shares of Common Stock into which such share of Preferred Stock is convertible as of the date the Conversion Price adjustment would otherwise be effective for such Adjustment Event (the "Adjustment Payment"). The Company may, at its option, elect to pay the Adjustment Payment either in cash or in a number of fully paid whole shares of Series A-2 Hybrid Preferred Stock determined by dividing (1) the Adjustment Payment to be paid to each Holder on the basis of all shares of Preferred Stock held of record by such Holder as of the close of business on the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event (the "Adjustment Record Date"), whether evidenced by one or more certificates, by (2) $10,000, with amounts in respect of any fractional shares to be paid in cash by the Company. The Company shall pay the Adjustment Payment within five (5) Trading Days after the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event to Holders as of the close of business on the Adjustment Record Date. After the NYSE Shareholder Approval, the provisions of Sections 8(a)(iii) through 8(a)(vi) shall apply to all Adjustment Events.

        11.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 11(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving

39

    effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)    Execution and Authentication.    Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate. The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (1)   shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (2)   is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (II) below, and is accompanied by the following additional information and documents, as applicable:

                (I)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or

                (II)  if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit C hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 11(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of

40

    Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit C hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 11(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 11(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (1)   DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

41

              (2)   DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (3)   the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

  "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

  "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (1)   in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer

42

      Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (2)   in the case of any Transfer Restricted Security that is represented by Global Preferred Stock the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit C hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 11.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

43

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        12.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law,

44

  will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 4(k)(ii)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

45

        IN WITNESS WHEREOF, the Company has caused this Statement to be signed this 28th day of March, 2007.

EXCO RESOURCES, INC.
By:	/s/ J. Douglas Ramsey, Ph.D.

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE& CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE& CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

A-1

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation.

Date of Conversion:
Applicable Conversion Price:
Number of shares of Preferred Stock to be converted (plus Accrued Dividends):
Number of shares of Common Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

B-1

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

        In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

C-1

Annex C

STATEMENT OF DESIGNATION
OF
SERIES B 7.0% CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK
OF
EXCO RESOURCES, INC.

Pursuant to Article 2.13 of
the Texas Business Corporation Act

        EXCO RESOURCES, INC., a Texas corporation (the "Company"), does hereby certify that (a) the following resolution was duly adopted on March 27, 2007 by action of the Board of Directors thereof, with the provisions thereof fixing the designations, preferences, limitations and relative rights, including voting rights and the number of shares of the series and the dividend rate being set by action of the Board of Directors thereof, and (b) such resolution was duly adopted by all necessary action on the part of the Company:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article Four of its Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and pursuant to Article 2.13 of the Texas Business Corporation Act, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the designations, preferences, limitations and relative rights of which, shall be as follows:

        1.    Designation and Amount; Ranking.

          (a)   There shall be created from the 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock," par value $0.001 per share (the "Preferred Stock"), and the number of shares of such series shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that number of shares of Preferred Stock then outstanding plus the number of shares of Preferred Stock issuable upon exercise of options or rights (including, without limitation, conversion rights) then outstanding.

          (b)   The Preferred Stock will, with respect to both dividend rights and rights upon a Liquidation, rank (i) senior to all Junior Stock, (ii) on parity with all Parity Stock and (iii) junior to all Senior Stock.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Preferred Stock, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Additional Directors" has the meaning set forth in Section 3(e)(i).

          (e)   "Adjustment Event" has the meaning set forth in Section 10.

          (f)    "Adjustment Payment" has the meaning set forth in Section 10.

          (g)   "Adjustment Record Date" has the meaning set forth in Section 10.

          (h)   "Agent Members" has the meaning set forth in Section 11(a)(iv).

          (i)    "All-Stock Change of Control" has the meaning set forth in Section 4(j).

          (j)    "Announcement Date" has the meaning set forth in Section 8(a)(v).

          (k)   "Articles of Incorporation" has the meaning set forth in the recitals.

          (l)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

          (m)  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (n)   "Bankruptcy Event" means (i) the entry by a court having jurisdiction in the premises (A) of a decree or order for relief in respect of the Company or a Significant Subsidiary of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, (B) of a decree or order adjudging the Company or a Significant Subsidiary as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable federal or state law or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or ordering the winding

2

  up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its respective property, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

          (o)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (p)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (q)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (r)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (s)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (t)    "Certificated Preferred Stock" has the meaning set forth in Section 11(a)(ii).

          (u)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such

3

    consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (v)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (w)  "Change of Control Offer" has the meaning set forth in Section 4(a).

          (x)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (y)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (z)   "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (aa)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (bb)    "Company" has the meaning set forth in the recitals.

          (cc)    "Company Conversion Date" has the meaning set forth in Section 7(c)(iii).

          (dd)    "Company Conversion Notice" has the meaning set forth in Section 7(c)(i).

          (ee)    "Company Conversion Option" has the meaning set forth in Section 7(c)(i).

          (ff)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (1)   the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

4

              (2)   amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (gg)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (1)   if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (2)   if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (3)   if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any

5

      Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (4)   if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (5)   if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (hh)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which

6

    is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ii)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (2)   the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the

7

      Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (2)   the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (jj)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (kk)    "Conversion Date" has the meaning set forth in Section 7(b)(iii).

          (ll)    "Conversion Notice" has the meaning set forth in Section 7(b)(i).

          (mm)    "Conversion Price" means $19.00, subject to adjustment as set forth in Section 8.

          (nn)    "Conversion Right" has the meaning set forth in Section 7(a)(i).

          (oo)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (pp)    "Convertible Stock Registration Default" means a "Registration Default" as defined in the Convertible Stock Registration Rights Agreement.

          (qq)    "Convertible Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of 7.0% Preferred Stock and Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Series A-1 Preferred Stock, the Series A-1 Hybrid Preferred Stock after the NYSE Approval Date and the shares of Common Stock issuable upon conversion of the shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (as amended from time to time).

          (rr)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole

8

  or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (ss)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (tt)    "Current Market Price" has the meaning set forth in Section 8(a)(vii).

          (uu)    "Default" means (i) if the Company is permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date or to add the amount of such dividend to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, (ii) if the Company is not permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date, (iii) the Company's violation of Section 3(e)(ii), Section 3(f) or Section 3(g) of thise Statement, (iv) the Company's failure to comply with the provisions of Section 4 of this Statement (other than the failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement), provided that such failure continues for 30 days after the Company's receipt of a Default Notice (v) the Company's failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement, (vi) the Company's failure to comply with the provisions of Section 5 of the Statement so as to deprive the Holders of their right to elect Preferred Directors, (vii) the Company's failure to comply with its obligations under Section 7(a)(i), 7(b)(ii) or Section 7(c)(v) of this Statement, (viii) the Company's failure to comply with Section 9 of this Statement, (ix) the Company's failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange or (x) the Company's failure to comply with Section 10 of this Statement.

          (vv)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the holders of 25% or more of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (ww)    "Deferral Period" has the meaning set forth in the Registration Rights Agreements.

          (xx)    "Distribution Threshold" has the meaning set forth in Section 8(a)(iv).

          (yy)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock prior to the NYSE Approval Date) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

9

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Sections 9(c) and 4, respectively, of Annex I or Annex II to the Hybrid Statements, as then in effect and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant hereto; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (zz)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (aaa)    "Dividend Rate" means, for any period, (i) if the dividend is paid in cash, 7.0% per annum for the period from the Original Issue Date to but excluding March 30, 2013 and 9.0% per annum thereafter and (ii) 9.0% per annum if the dividend is not paid in cash on the applicable Dividend Payment Date. The Dividend Rate at which such dividends shall have accrued over any period shall be determined at the time of payment thereof based on whether such dividends are paid in cash or allowed to be added to the Liquidation Preference pursuant to Section 3(b) and Section 3(c).

          (bbb)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ccc)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith

          (ddd)    "DTC" means The Depository Trust Company.

          (eee)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and

10

  commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (fff)    "Excess Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (ggg)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (hhh)    "Excluded Distributions" has the meaning set forth in Section 8(a)(iv).

          (iii)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (jjj)    "Global Preferred Stock" has the meaning set forth in Section 11(a)(iii).

          (kkk)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (lll)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (mmm)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (nnn)    "Hybrid Preferred Stock" means, collectively, the Series A-1 Hybrid Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ooo)    "Hybrid Preferred Stock Registration Default" means a "Registration Default" as defined in the Hybrid Preferred Stock Registration Rights Agreement.

          (ppp)    "Hybrid Preferred Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of Hybrid Preferred Stock (and any

11

  transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Hybrid Preferred Stock prior to the NYSE Approval Date (as amended from time to time).

          (qqq)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (rrr)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (sss)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

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Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (ttt)    "Initial Preferred Shares" has the meaning set forth in Section 7(c)(ii).

          (uuu)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (vvv)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such share of Preferred Stock.

          (www)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (xxx)    "Junior Stock Event" has the meaning set forth in Section 3(g).

          (yyy)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          (zzz)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (aaaa)    "Liquidation Preference" means, as of any date, with respect to each share of Preferred Stock the sum of (a) $10,000.00 and (b) the amount of any accrued and unpaid dividends that on or prior to such date have been added to the Liquidation Preference in accordance with Section 3(b) and Section 3(c).

          (bbbb)    "Mandatory Conversion Percentage" means the percentage set forth in the following table:

Date of Conversion	Mandatory Conversion Percentage
March 30, 2007 through March 30, 2009	175%
March 31, 2009 through March 30, 2011	150%
March 31, 2011 and thereafter	125%

          (cccc)    "Maximum Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (dddd)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (eeee)    "NYSE" means the New York Stock Exchange, Inc.

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          (ffff)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (gggg)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restriction on adjustments to the Conversion Price as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (hhhh)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote; provided that for purposes of Section 10 of the 7.0% Statements such term shall mean either (i) the requisite approval by such holders of clauses (i)-(iii) of the definition of NYSE Approval Proposal or (ii) the requisite approval by such holders of only clause (iii) of the definition of NYSE Approval Proposal.

          (iiii)    "Oaktree" means collectively, OCM Principal Opportunities Fund IV, L.P., OCM EXCO Holdings, LLC and any other investment fund or account, whether now in existence or hereafter formed, which is managed or controlled by Oaktree Capital Management, LLC or any of its affiliates (as such term is defined in Rule 12b-2 of the Exchange Act), or of which Oaktree Capital Management, LLC or any of its affiliates is an advisor.

          (jjjj)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (kkkk)    "Officers' Certificate" means a certificate signed by two Officers.

          (llll)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (mmmm)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

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          (nnnn)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (oooo)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (pppp)    "Optional Series B Conversion Notice" has the meaning set forth in Section 7(e)(i).

          (qqqq)    "Original Issue Date" means March 30, 2007.

          (rrrr)    "Parity Stock" means the Hybrid Preferred Stock, the 7.0% Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (ssss)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (tttt)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (uuuu)    "Preferred Directors" has the meaning set forth in Section 5(c)(ii).

          (vvvv)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (wwww)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (xxxx)    "Purchased Shares" has the meaning set forth in Section 8(a)(v).

          (yyyy)    "Redemption Date" has the meaning set forth in Section 4(k)(i).

          (zzzz)    "Redemption Notice" has the meaning set forth in Section 4(k)(i).

          (aaaaa)    "Redemption Price" has the meaning set forth in Section 4(k).

          (bbbbb)    "Register" has the meaning set forth in Section 4(b).

          (ccccc)    "Registration Rights Agreements" means the Convertible Stock Registration Rights Agreement and the Hybrid Preferred Stock Registration Rights Agreement.

          (ddddd)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock, voting together as a single class.

          (eeeee)    "Reservation Default" has the meaning set forth in Section 3(d).

          (fffff)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a

15

  Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (ggggg)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (hhhhh)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (iiiii)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (jjjjj)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (kkkkk)    "Series A-1 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-1 Hybrid Statement of Designation.

          (lllll)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (mmmmm)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (nnnnn)    "Series A-2 Preferred Stock' means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ooooo)    "Series B Conversion" has the meaning set forth in Section 7(e)(ii).

          (ppppp)    "Series B Conversion Date" has the meaning set forth in Section 7(e)(i)(3).

          (qqqqq)    "Series B Conversion Notice" has the meaning set forth in Section 7(e)(i)(1).

          (rrrrr)    "Series B Preferred Director" has the meaning set forth in Section 5(c)(i).

          (sssss)    "Series B Required Holders" means the holders as of any date of a majority of the then-outstanding shares of Preferred Stock.

          (ttttt)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (uuuuu)    "Series 1 Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Preferred Stock and the Series C Preferred Stock and, after the NYSE Approval Date, the Series A-1 Hybrid Preferred Stock.

          (vvvvv)    "Series 1 Required Holders" means, as of any date, the holders of at least 60% of the then-outstanding shares of Series 1 Preferred Stock, voting together as a single class.

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          (wwwww)    "Shareholder Approval" means the requisite approval, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote, in order for the Company to issue all shares of Common Stock issuable upon full conversion of the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (other than the Shareholder Approval to be obtained in connection with the NYSE Shareholder Approval).

          (xxxxx)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (yyyyy)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (zzzzz)    "Special Dividend" has the meaning set forth in Section 3(a).

          (aaaaaa)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

          (bbbbbb)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (cccccc)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (dddddd)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

          (eeeeee)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

17

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (ffffff)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (gggggg)    "Transaction" has the meaning set forth in Section 9(c).

          (hhhhhh)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (iiiiii)    "Transfer Restricted Securities" means each share of Preferred Stock (or the shares of Common Stock into which such share of Preferred Stock is convertible) until (i) the date on which the resale of such security or its predecessor has been effectively registered under the Securities Act and disposed of in accordance therewith or (ii) the date on which such security or predecessor is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (jjjjjj)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (kkkkkk)    "Triggering Determination Date" has the meaning set forth in Section 8(a)(iv).

          (llllll)    "Triggering Distribution" has the meaning set forth in Section 8(a)(iv).

18

          (mmmmmm)    "Volume Weighted Average Price" of the Common Stock on any date means the volume weighted average sale price per share on such date on the NYSE, or if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, an automated quotation system on which the Common Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its "Volume at Price" functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)). In the absence of such a listing or quotation, the Volume Weighted Average Price will be an amount reasonably determined in good faith by the Board of Directors to be the fair value of the Common Stock and evidenced in a resolution.

          (nnnnnn)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (oooooo)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (pppppp)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 12(e)), on each Dividend Payment Date, dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the Liquidation Preference as of such Dividend Payment Date, subject to increase as set forth in Sections 3(d) and 3(e). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the Liquidation Preference of such share as of the applicable Dividend Payment Date. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward). The Company shall declare a special cash dividend on the NYSE Approval Date in the amount of Accrued Dividends through the NYSE Approval Date (the "Special Dividend") to all Holders on the NYSE Approval Date, and the Special Dividend shall be paid to such Holders within five (5) Trading Days after the NYSE Approval Date.

          (b)   Accrued Dividends on any share of Preferred Stock which are not declared and paid in full in cash on any Dividend Payment Date shall be added to the Liquidation Preference of such share of Preferred Stock on such Dividend Payment Date and, thereafter, may no longer be

19

  declared or paid as dividends in cash. If the Company elects to add Accrued Dividends to the Liquidation Preference in accordance with Section 3(b) and Section 3(c), then on or prior to the Dividend Record Date for such dividend, the Company shall provide written notice to the Holders and the Transfer Agent of such election and shall prepare and transmit to the Transfer Agent an Officers' Certificate setting forth the Liquidation Preference which will become effective after the corresponding Dividend Payment Date.

          (c)   Notwithstanding the provisions of Section 3(b), the Company shall not be permitted to add Accrued Dividends to the Liquidation Preference and must pay dividends on shares of Preferred Stock in cash:

            (i)    prior to receipt of the NYSE Shareholder Approval;

            (ii)   following the occurrence of a Default, regardless of whether such Default is subsequently cured or waived by the Required Holders;

            (iii)  on or after March 30, 2013;

            (iv)  following a Junior Stock Event; or

            (v)   if the Liquidated Damages Rate (as defined in the Registration Rights Agreements) following a Convertible Stock Registration Default or a Hybrid Preferred Stock Registration Default equals the Maximum Rate (as defined in the Registration Rights Agreements), through but excluding the date on which such Convertible Preferred Registration Default or Hybrid Preferred Stock Registration Default is cured.

          (d)   If at any time the Company does not reserve and keep available for issuance the number of shares of Common Stock required pursuant to Section 7(a)(iv) (a "Reservation Default"), then the Dividend Rate shall be increased by 6.00% per annum, from and including the date on which any such Reservation Default shall occur through but excluding the date on which the Reservation Default shall have been cured or waived by the Required Holders.

          (e)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders; provided however, that in the event of a Default as described in clause (ii) of the definition thereof, the Combined Holders shall not have the right to elect four Additional Directors upon the occurrence of such Default and instead will have the right to elect two Additional Directors if such Default continues for 90 days after the applicable Dividend Payment Date and two Additional Directors if such Default continues for 180 days after the applicable Dividend Payment Date as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements.

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            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (ix) of the definition thereof, for which such increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided, however, that in the event of a Default as described in clause (ii) of the definition thereof, the Dividend Rate shall not increase unless such Default continues for 30 days after the applicable Dividend Payment Date; and provided, further, that the Dividend Rate shall not be increased pursuant to this Section 3(e)(iii) in connection with a Convertible Stock Registration Default, a Hybrid Preferred Stock Registration Default or a Reservation Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(e)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(e)(iii).

          (f)    No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (g)   No dividends or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, (ii) after giving pro forma effect to such declaration, payment, redemption, purchase or acquisition, the Company has aggregate undrawn but available borrowing capacity under the Credit Facility and the EPOP Credit Facility of at least $500 million, (iii) the Consolidated EBITDA Ratio on such date exceeds 3.5 to 1.0 and (iv) in the event of a dividend or distribution (other than Excluded Distributions) in excess of the Maximum Distribution Amount per Calendar Quarter, the Holders of Preferred Stock receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution (such declaration, payment, redemption, purchase or acquisition made in accordance with clauses

21

  (i) through (iv), a "Junior Stock Event"). The restrictions set forth in this Section 3(g) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options. Notwithstanding the foregoing provisions of this Section 3(g), (A) the Company shall not make a dividend or distribution to holders of Junior Stock (other than in connection with a Liquidation or a merger or consolidation of the Company) of assets or other property other than a dividend or distribution consisting exclusively of shares of Common Stock or cash in compliance with the terms of this Statement and (B) the Company shall not make a dividend or distribution of cash to holders of Junior Stock (other than cash in lieu of fractional shares, or upon a Liquidation or a merger or consolidation of the Company) (1) if the Company or any Significant Subsidiary is, after the expiration of any applicable cure period, in default under the Credit Facility or any of its then-existing credit facilities or other Indebtedness in excess of $100.0 million, which default then permits, or would with the notice or lapse of time permit, the acceleration of Indebtedness thereunder, or (2) following a Bankruptcy Event.

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to the Liquidation Preference as of the Change of Control Payment Date, plus Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4. The right of the Holders of Preferred Stock pursuant to this Section 4 are in addition to, and not in lieu of, the rights of the Holders of Preferred Stock pursuant to Section 7(a).

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   the then-applicable Conversion Price;

            (vi)  that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vii) that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the

22

    shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

            (viii)   that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (ix)  that shares of Preferred Stock that have been tendered pursuant to the Change of Control Offer may be converted pursuant to Section 7(a) only if such tendered shares have been properly withdrawn;

            (x)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (xi)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If (i) on or prior to the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock tendered pursuant to the Change of Control Offer is less than $50 million or (ii) after the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock and Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $250 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 12(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any

23

  securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accrued Dividends shall be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    Notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred if in the case of a merger or consolidation described in clause (iii) of the definition of Change of Control, (i) all of the consideration, excluding cash payments for fractional shares, the purchase of Options and pursuant to dissenters' appraisal rights, in the merger or consolidation constituting the Change of Control consists of Capital Stock (other than Preference Stock) traded on a national securities exchange or quoted on an automated quotation system (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), which are readily marketable, free of any restrictions on resale or transfer or subject to an effective registration statement under the Securities Act, and as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such Capital Stock (other than Preference Stock), excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights (an "All-Stock Change of Control") and (ii) the Holders of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a class, have approved the All-Stock Change of Control.

          (k)   If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date (i) shares of 7.0% Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $50 million remain outstanding (if the Change of Control Payment Date is on or prior to the NYSE Approval Date) or (ii) shares of 7.0% Preferred Stock and Hybrid Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $250 million remain outstanding (if the Change of Control Payment Date is after the NYSE Approval Date), the Company shall have the right to redeem all, but not less than all, such remaining shares of 7.0% Preferred Stock and, if the Change of Control Payment Date is after the NYSE Approval Date, Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference as of the Redemption Date, plus Accrued Dividends through the Redemption Date (the "Redemption Price"), in immediately available funds, subject to the following terms and conditions:

            (i)    In the event of a redemption pursuant to this Section 4(k), the Company shall give notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register within five (5) Business Days after the Change of Control Payment Date. Such notice shall be given not more than thirty (30) nor less than fifteen (15) days before the date fixed for redemption (the "Redemption Date") and shall state:

              (1)   the Redemption Date;

              (2)   the amount of the Redemption Price;

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              (3)   that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

              (4)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

              (5)   that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

              (6)   the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

            (ii)   Each Holder of shares of Preferred Stock called for redemption pursuant to this Section 4(k) shall surrender the certificate or certificates representing such shares to the Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall, to the extent of funds legally available therefor, subject to Section 12(e), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

            (iii)  On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in this Section 4(k) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares of Preferred Stock to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares of Preferred Stock to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

            (iv)  In order to facilitate the redemption of shares of Preferred Stock pursuant to this Section 4(k), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than thirty (30) days or less than fifteen (15) days prior to the applicable Redemption Date.

            (v)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof

25

  shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Each share of Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock, the other holders of 7.0% Preferred Stock and, after the NYSE Approval Date, the holders of Hybrid Preferred Stock as a single class on all matters submitted for the approval of the holders of Common Stock, other than the election of directors and the NYSE Approval Proposal. For purposes of this Section 5(b), each Holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Preferred Stock held by such Holder into shares of Common Stock at the Conversion Price on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The Holders shall be entitled to notice of any shareholders' meeting at the time and in the manner given to the holders of the Common Stock in accordance with the bylaws of the Company.

          (c)    Director Elections.

            (i)    For so long as Oaktree shall beneficially own at least 10,000 shares of Preferred Stock and/or Hybrid Preferred Stock, the Series B Required Holders shall be entitled, but not obligated, to elect one director (the "Series B Preferred Director") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such director, or at a special meeting of the holders of the Preferred Stock called as hereinafter provided. If a vacancy shall exist in the office of the Series B Preferred Director, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Preferred Stock for the purpose of electing the Series B Preferred Director. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Preferred Stock may designate in writing a holder of Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing the Series B Preferred Director, the presence in person or by proxy of the holders of record of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum for the election of the Series B Preferred Director. A Series B Preferred Director vacancy shall be filled by vote of the Series B Required Holders. Each Series B Preferred Director who shall have been elected as provided in this Section 5(c)(i) may be removed during his or her term of office, whether with or without cause, by the Series B Required Holders and may not be removed without the consent of the Series B Required Holders. After Oaktree is no longer entitled to elect the Series B Preferred Director pursuant to this Section 5(c)(i), the Series B Preferred Director serving on the Board of Directors at such time

26

    shall serve on the Board of Directors until the next annual meeting of shareholders or his earlier death, resignation or removal pursuant to this Section 5(c)(i).

            (ii)   For so long as 25% or more of the Initial Preferred Shares are outstanding, the Series 1 Required Holders shall be entitled, but not obligated, to elect four directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such directors, or at a special meeting of the holders of the Series 1 Preferred Stock called as hereinafter provided; provided that the right to elect four directors pursuant to this Section 5(c)(ii) shall be reduced by (A) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (B) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock. If less than 25% but 10% or more of the Initial Preferred Shares are outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii) will decrease to two (which number shall be reduced by (x) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (y) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock), and if less than 10% of the Initial Preferred Shares are outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(ii); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (iii)  Notwithstanding the provisions of Section 5(c)(ii), if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements, for so long as 25% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors that the Series 1 Required Holders shall be entitled, but not obligated, to elect shall be reduced to two, and two Preferred Directors, as designated in writing by the holders of a majority of the shares of Series 1 Preferred Stock outstanding, shall be automatically removed from the Board of Directors (or if the holders of a majority of the shares of Series 1 Preferred Stock outstanding have not designated the two Preferred Directors to be removed within ten Business Days of the date on which the last share of Hybrid Preferred Stock is redeemed, the Board of Directors shall select such two Preferred Directors); provided that the right to elect two directors pursuant to this Section 5(c)(iii) shall be reduced by (A) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (B) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock. If all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 25% but 10% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(iii) will decrease to one (which number shall be reduced by (x) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (y) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock), and if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 10% of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(iii); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this

27

    Section 5(c)(iii), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (iv)  At any time after voting power to elect Preferred Directors shall become vested and be continuing in the holders of Series 1 Preferred Stock pursuant to this Section 5(c), or if a vacancy shall exist in the office of the director elected by such holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Series 1 Preferred Stock for the purpose of electing the Preferred Directors that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock may designate in writing a holder of Series 1 Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Series 1 Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Preferred Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Series 1 Preferred Stock then outstanding shall constitute a quorum for the election of Preferred Directors to be elected by such holders. A Preferred Director vacancy shall be filled by vote of the Series 1 Required Holders in the manner set forth herein. Each Preferred Director who shall have been elected as provided in this Section 5(c) may be removed during his or her term of office, whether with or without cause, by the Series 1 Required Holders and may not be removed without the consent of the Series 1 Required Holders except as provided in Section 5(c)(iii) following the redemption of all of the Hybrid Preferred Stock in accordance with the Hybrid Statements.

          (d)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(e)(i) or pursuant to the other 7.0% Statements or Hybrid Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of 7.0% Preferred Stock and Hybrid Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock may designate in writing one of the holders of 7.0% Preferred Stock or Hybrid Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of 7.0% Preferred Stock or Hybrid Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of

28

  record of a majority of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(d) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor, have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (e)   In exercising the voting rights set forth in this Section 5, except as otherwise provided in Section 5(b), each share of Preferred Stock shall have one vote per share.

          (f)    So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Series A-1 Hybrid Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect the liquidation preference, conversion price, conversion price adjustments, Change of Control Price, Adjustment Payment, dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy; and provided, further, that the Company shall not amend, alter, waive or repeal Section 5(c) without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, given in person or by proxy;

            (iii)  the Company shall not, by dividend or otherwise, distribute property (other than shares of Common Stock or cash as otherwise permitted in Section 3) or issue Options of the type contemplated by Section 8(a)(iii) or engage in an equity self tender offer or share repurchase without the affirmative vote of the Required Holders, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements and the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy; and

29

            (v)   the affirmative vote of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a single class, given in person or by proxy, shall be required to approve any All-Stock Change of Control.

          (g)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the greater of (i) the Liquidation Preference as of the date of Liquidation, plus Accrued Dividends thereon through the date of Liquidation, and (ii) the amount that would be payable to such Holder if such shares of Preferred Stock had been converted to Common Stock immediately prior to such Liquidation, in each case, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock; provided, however, that the foregoing clause (ii) shall not be operative, and shall be void ab initio, with respect to any Liquidation that occurs while there is Indebtedness outstanding under the Senior Indenture if the inclusion of clause (ii) in this Statement would cause the Preferred Stock to be "Disqualified Stock" (as defined in the Senior Indenture) under the Senior Indenture.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Conversion.

          (a)    Conversion Right.

            (i)    Without limiting the Company's rights to exercise the Company Conversion Option pursuant to Section 7(c), each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock, subject to the terms and provisions of this Section 7 (the "Conversion Right"). Upon a Holder's election to exercise the Conversion Right,

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    the shares of Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Preferred Stock being so converted multiplied by the quotient of (A) the Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date, divided by (B) the Conversion Price then in effect; provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Conversion Date.

            (ii)   No fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date (subject to the Company's right to pay such unpaid dividends in cash pursuant to Section 7(a)(i)), on all shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable but for the immediately preceding two sentences, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Volume Weighted Average Price on the Trading Day immediately prior to the Conversion Date or the Company Conversion Date, as applicable.

            (iii)  A Holder of Preferred Stock shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder's Preferred Stock, and only to the extent the shares of Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

            (iv)  At all times prior to the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all shares of 7.0% Preferred Stock issued on the Original Issue Date. At all times following the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or quoted on an automated quotation system, the Company will, if permitted by the rules of such national securities exchange or automated quotation system, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Preferred Stock.

          (b)    Conversion Right Procedures.

            (i)    The Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at the Company's principal place of business or the offices of the Transfer Agent, accompanied by written notice to the

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    Company in the form of Exhibit B hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

            (ii)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii).

            (iii)  Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (iv)  The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(a) or Section 7(c) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

          (c)    Company Conversion Option.

            (i)    At any time and from time to time and subject to the provisions of this Section 7(c), the Company shall have the option (the "Company Conversion Option") to cause all or any portion of the Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the quotient of (A) the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through

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    the Company Conversion Date, divided by (B) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 7(a)(ii); provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Company Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Company Conversion Date. The Company may exercise the Company Conversion Option only if the Volume Weighted Average Price of the Common Stock equals or exceeds the Mandatory Conversion Percentage of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the date of the Company's issuance of a press release announcing the Company's exercise of the Company Conversion Option in accordance with this Statement (a "Company Conversion Notice"). If the Company Conversion Option is exercised on or after March 30, 2011, the Holders of the shares of Preferred Stock for which the Company Conversion Option is exercised will have the option to receive, in lieu of the shares of Common Stock issuable pursuant to this Section 7(c)(i), a cash payment per share of Preferred Stock for which the Company Conversion Option is exercised equal to the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date.

            (ii)   Notwithstanding the provisions of Section 7(c)(i), prior to the NYSE Approval Date, the Company may only exercise the Company Conversion Option to convert all, but not less than all, of the outstanding 7.0% Preferred Stock. After the NYSE Approval Date, the Company may exercise the Company Conversion Option to convert all or any portion of the outstanding 7.0% Preferred Stock and Hybrid Preferred Stock (ratably among all holders of 7.0% Preferred Stock and Hybrid Preferred Stock); provided that the Company may not exercise the Company Conversion Option for less than the lesser of (A) 25% of the sum of (1) the number of shares of 7.0% Preferred Stock issued on the Original Issue Date plus (2) the number of shares of Hybrid Preferred Stock issued on the Original Issue Date (the sum of clauses (1) and (2) collectively, the "Initial Preferred Shares") or (B) all outstanding 7.0% Preferred Stock and Hybrid Preferred Stock if such outstanding shares represent less than 25% of the Initial Preferred Shares. The Company Conversion Option may not be exercised during a Convertible Stock Registration Default, a Hybrid Preferred Stock Registration Default, if a Deferral Period is in effect or if, on the date that the Company would be permitted to issue a Company Conversion Notice, the Company has knowledge of a pending corporate development that the Company reasonably believes would make it appropriate to suspend the availability of any effective shelf registration statement at any time prior to the 30th day after the Company Conversion Date.

            (iii)  To exercise the Company Conversion Option, the Company must issue a Company Conversion Notice for publication on PR Newswire (or, if such organization is not in existence at the time of issuance of the Company Conversion Notice, such other news or press organization as is reasonably calculated to disseminate the relevant information broadly to the public) prior to the opening of business on the first Trading Day following any date on which the Volume Weighted Average Price of the Common Stock exceeds the Mandatory Conversion Percentage of the Conversion Price for the period set forth in Section 7(c)(i), announcing the Company Conversion Option. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders of Preferred Stock (not later than four Trading Days after the date of the Company Conversion Notice) of the Company's election to exercise the Company Conversion Option. The conversion date will be a date selected by the Company (the "Company Conversion Date") and will be after (but no more than five Trading Days after) the date on which the Company issues the Company Conversion Notice.

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            (iv)  In addition to any information required by applicable law or regulation, the Company Conversion Notice shall state, as appropriate (A) the Company Conversion Date, (B) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock and whether the Company has elected to pay Accrued Dividends through the Company Conversion Date in cash, (C) the number of shares of Preferred Stock to be converted and (D) that dividends on the Preferred Stock to be converted will cease to accrue on the Company Conversion Date.

            (v)   Following delivery of a Company Conversion Notice, upon surrender of the Preferred Stock by a Holder thereof and, if applicable, notice to the Company of the Holder's election to receive a cash payment as provided in Section 7(c)(i), the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order, (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which a Holder of the Preferred Stock being converted, or a Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for payment of Accrued Dividends through the Company Conversion Date if the Company elects to pay dividends in cash pursuant to Section 7(c)(i), (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii) or (E) if applicable, and in lieu of (A), (C) and (D), a cash payment if elected by the Holder as provided in Section 7(c)(i).

            (vi)  Each conversion pursuant to a Company Conversion Option shall be deemed to have been made at the close of business on the Company Conversion Date so that the rights of the Holder thereof as to the Preferred Stock being converted will cease except for the right to receive the shares of Common Stock or cash issuable under this Section 7(c), and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (vii) In case any shares of Preferred Stock are to be converted pursuant to this Section 7(c), such Holder's right to voluntarily convert its shares of Preferred Stock pursuant to Section 7(a) shall terminate at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Company Conversion Date.

          (d)    Accrued Dividends.    If a Conversion Date or a Company Conversion Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders with respect to the exercise of a Conversion Right or a Company Conversion Option on the Conversion Date or Company Conversion Date, as applicable.

          (e)    Conversion into Series A-1 Preferred Stock.

            (i)    Each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock into Series A-1 Preferred Stock (which shares of Series A-1 Preferred Stock shall have a conversion price with respect to conversion into Common Stock equal to the conversion price then in effect under the 7.0% Statements and a liquidation preference equal to the liquidation preference then in effect under the 7.0% Statements) (the "Optional Series B Conversion Right") as set forth in this Section 7(e)(i).

              (1)   The Optional Series B Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing the shares of Preferred Stock to be converted at any time during usual business hours at

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      the Company's principal place of business or the offices of the Transfer Agent, accompanied by a written notice to the Company in the form of Exhibit C hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Series B Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Series A-1 Preferred Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

              (2)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Series B Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Series A-1 Preferred Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled and (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted.

              (3)   Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Series B Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Series B Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Series A-1 Preferred Stock payable under Section 7(e)(i)(1), and the Person entitled to receive shares of Series A-1 Preferred Stock shall be treated for all purposes as having become the record holder of those shares of Series A-1 Preferred Stock at that time.

              (4)   The issuance or delivery of certificates for Series A-1 Preferred Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(e) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

            (ii)   Each outstanding share of Preferred Stock shall be automatically converted (the "Series B Conversion") into one share of Series A-1 Preferred Stock (which share of Series A-1 Preferred Stock shall have a conversion price with respect to conversion into Common Stock equal to the conversion price then in effect under the 7.0% Statements and a liquidation preference equal to the liquidation preference then in effect under the 7.0% Statements), without any action required by any Holder of Preferred Stock on the date that Oaktree ceases to own beneficially at least 10,000 shares of Preferred Stock and/or Hybrid Preferred Stock. Following a Series B Conversion, each existing certificate representing shares of Preferred

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    Stock shall be deemed to be a certificate representing the number of shares of Series A-1 Preferred Stock into which such shares of Preferred Stock were converted; provided, that a Holder of such certificate may elect to surrender the certificate or certificates representing the shares so converted to the Company at the Company's principal executive office, and the Company shall effect the delivery within two (2) Trading Days of such surrender of a new certificate or certificates in respect of the Series A-1 Preferred Stock issued pursuant to the Series B Conversion.

            (iii)  The Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Series A-1 Preferred Stock equal to the number of shares of Series A-1 Preferred Stock issuable upon conversion of all outstanding shares of Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Series A-1 Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series A-1 Preferred Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock. The Company covenants that all Series A-1 Preferred Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. No economic rights of Holders of Preferred Stock (including, without limitation, the right to receive payment of Accrued Dividends through the date of a conversion) will be foregone or diminished by virtue of a conversion of the Preferred Stock pursuant to this Section 7(e).

        8.    Adjustment of Conversion Price.

          (a)   Subject to Section 10, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

            (i)    If the Company shall pay a dividend or make a distribution to holders of outstanding Common Stock in shares of Common Stock, the Conversion Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution shall be decreased so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and of which the denominator shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the total number of shares of Common Stock constituting such dividend or other distribution. Such adjustment shall be made successively whenever any such dividend or distribution is made and shall become effective immediately after such record date. For the purpose of this clause (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this clause (i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect had such dividend or distribution not been declared.

            (ii)   If the Company shall subdivide its outstanding Common Stock into a greater number of shares, or combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the day upon which such subdivision or combination becomes effective shall be, in the case of a subdivision of Common Stock, proportionately decreased and, in the case of a combination of Common Stock, proportionately increased. Such adjustment shall be made successively whenever any such subdivision or combination of the Common Stock occurs and shall become effective immediately after the date upon which such subdivision or combination becomes effective.

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            (iii)  If the Company shall issue Options to holders of its outstanding Common Stock entitling them for a period expiring within 180 days after such issuance to subscribe for or purchase shares of Common Stock or Convertible Securities at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the record date for the determination of shareholders entitled to receive such Options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such offering (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Current Market Price per share of Common Stock on such record date, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus (y) the number of additional shares of Common Stock offered or subject to issuance upon the conversion, exchange or exercise of such securities offered. Such adjustment shall be made successively whenever any such Options are issued, and shall become effective immediately after such record date.

            For the purposes of this Section 8(a)(iii), the issuance by the Company of Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If at the end of the period during which such Options are exercisable, not all Options shall have been exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. If such Options are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if the record date for the determination of shareholders entitled to receive such Options had not been fixed. In determining whether any Options entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price less than the Current Market Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such Options and any amount payable on conversion, exchange or exercise thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution. No adjustment of the Conversion Price shall be made pursuant to this Section 8(a)(iii) if the Holders of Preferred Stock receive such Options based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

            (iv)  If the Company shall, by dividend or otherwise, distribute during any Calendar Quarter (a "Triggering Distribution") to holders of its Common Stock a payment of cash or other property (excluding (A) any dividend or distribution of Common Stock for which an adjustment was made pursuant to Section 8(a)(i), (B) any subdivision or combination of Common Stock for which an adjustment was made pursuant to Section 8(a)(ii), (C) any issuance of Options for which an adjustment was made pursuant to Section 8(a)(iii) and

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    (D) any dividend or distribution in connection with a Liquidation or a merger or a consolidation of the Company (collectively the "Excluded Distributions")) in an amount per share of Common Stock that, when combined with the per share amounts (calculated at the time of each of such earlier distributions) of all other such dividends and distributions (other than Excluded Distributions) made within such Calendar Quarter to holders of Common Stock, exceeds $0.06 per share (as it may be adjusted pursuant to this Section 8(a), the "Distribution Threshold"), then the Conversion Price will be adjusted by subtracting from the Conversion Price in effect immediately prior to the close of business on the record date for such Triggering Distribution (a "Triggering Determination Date") an amount equal to the excess, if any, of (1) the lesser of (x) $0.10 per share (as it may be adjusted pursuant to this Section 8(a), the "Maximum Distribution Amount") and (y) the amount of such dividend or distribution per share, over (2) the Distribution Threshold (the "Excess Distribution Amount"). Holders of Preferred Stock will receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter (without any adjustments of the Conversion Price pursuant to this Section 8(a)(iv)) and that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution pursuant to Section 3(g)(iv). Such adjustment will become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or other distribution had not been declared. Each of the Distribution Threshold and the Maximum Distribution Amount shall be subject to adjustment under the same circumstances under which the Conversion Price is subject to adjustment under this Section 8(a); provided, however, that no adjustment will be made to the Distribution Threshold or Maximum Distribution Amount for any adjustment made to the Conversion Price pursuant to this Section 8(a)(iv). The value of any non-cash dividend or distribution pursuant to this Section 8(a)(iv) shall be determined in good faith by the Board of Directors and evidenced by a resolution.

            (v)   If any tender offer or share repurchase is made by the Company or any of its Subsidiaries for all or any portion of Common Stock, then, if the tender offer or share repurchase shall require the payment to shareholders of consideration per share of Common Stock having a fair market value (as determined reasonably and in good faith by the Board of Directors of the Company and evidenced by a resolution) that exceeds the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the date prior to the announcement of such tender offer or share repurchase (the "Announcement Date"), the Conversion Price shall be decreased so that the same shall equal the amount determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the Trading Day prior to the Announcement Date by (B) a fraction, of which the numerator shall be the product of (1) the number of shares of Common Stock outstanding (including Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date multiplied by (2) the Current Market Price on the Trading Day prior to the Announcement Date and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or share repurchase) of all shares of Common Stock validly tendered and not withdrawn (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of (I) the number of shares of Common Stock outstanding (less any Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date and (II) the Current Market Price on the Trading Day prior to the Announcement Date,

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    such adjustment to become effective immediately prior to the opening of business on the day following the Announcement Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or share repurchase, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would have been in effect based upon the number of shares actually purchased, if any. If the application of this clause (v) of Section 8(a) to any tender offer or share repurchase would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or share repurchase under this clause (v). For purposes of this Section 8(a)(v), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

            (vi)  If the Company shall issue for cash or other consideration shares of Common Stock, Convertible Securities or Options at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Conversion Price immediately prior to the issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such issuance by (B) a fraction, of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such issuance (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Conversion Price per share of Common Stock on the date of such issuance, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of additional shares of Common Stock issued or subject to issuance upon the conversion, exchange or exercise of such securities issued. Such adjustment shall be made successively whenever any such shares of Common Stock, Convertible Securities or Options are issued, and shall become effective upon such issuance.

            For purposes of this Section 8(a)(vi), the issuance by the Company of Convertible Securities or Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities or Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If Convertible Securities or Options are issued by the Company that result in an adjustment to the Conversion Price pursuant to this Section 8(a)(vi) and such Convertible Securities or Options are not converted, exchanged or exercised prior to the expiration of the right of the holders of such Convertible Securities or Options to effect any such action, then immediately upon such expiration the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities or Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any Convertible Securities or Options entitle the holders to subscribe for or purchase shares of Common Stock at a price less than

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    the Conversion Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common stock so offered, there shall be taken into account any consideration received by the Company for such Convertible Securities or Options and any amount payable on conversion, exercise or exchange thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution.

            The provisions of this Section 8(a)(vi) shall not be applicable to any issuance for which an adjustment to the Conversion Price is otherwise provided under this Section 8(a).

            (vii) For the purpose of any computation under this Section 8(a), the current market price (the "Current Market Price") per share of Common Stock on any date shall be calculated by the Company and shall be the average of the Volume Weighted Average Prices for (A) the twenty consecutive Trading Days ending on the Trading Day prior to the Announcement Date with respect to tender offers or share repurchases under Section 8(a)(v) or (B) the ten consecutive Trading Days ending on the earlier of (1)(x) the record date for the determination of shareholders entitled to receive Options with respect to issuances under Section 8(a)(iii) or (y) the Triggering Determination Date with respect to distributions under Section 8(a)(iv) or (2) unless otherwise specified by an applicable provision of this Section 8, the "ex-date" with respect to distributions, issuances or other events requiring such computation under this Section 8. For purposes of this paragraph, the term "ex-date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (b)   For purposes of this Section 8, "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is converted or exchanged into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such dividend, distribution, cash, security or other property (whether or not such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

          (c)   If one or more events occurs requiring an adjustment be made to the Conversion Price for a particular period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

          (d)   No adjustment in the Conversion Price shall be required:

            (i)    unless such adjustment would require an increase or decrease of at least 0.5% in the Conversion Price as last adjusted; provided, however, that any adjustments that would be required to be made but for this Section 8(d)(i) shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that all calculations under this Section 8 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half cent and 0.00005 of a share, respectively, being rounded upward;

            (ii)   for issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries;

            (iii)  upon the issuance of any shares of Common Stock pursuant to (A) either the conversion of the 7.0% Preferred Stock or the Hybrid Preferred Stock or any other Option or Convertible Securities outstanding as of the Original Issue Date and the terms and conditions

40

    of which are not subsequently amended or (B) the conversion, exchange or exercise of any Convertible Securities or Options for which an adjustment to the Conversion Price was previously made pursuant to this Section 8(a) and the terms and conditions of which are not subsequently amended;

            (iv)  for a change in the par value of the Common Stock or the change in the Common Stock from par value to no par value, or from no par value to par value;

            (v)   for the payment of Accrued Dividends; or

            (vi)  with respect to Section 8(a)(v), if such tender offer or share repurchase is made to fund a stock grant or award pursuant to or under any benefit or incentive plan of the Company or any Subsidiary in order to prevent dilution of the holders of Common Stock that would result from issuance of such grant or award.

          (e)   In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain Shareholder Approval, then the Company shall use its reasonable best efforts to obtain such Shareholder Approval as promptly as practicable.

          (f)    Whenever the Conversion Price shall be adjusted as provided in Section 8(a), the Company shall file, at the office of the Transfer Agent, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its address appearing in the Register. Each such statement shall be signed by the Company's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 8(g). The Company shall, upon written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) all adjustments and readjustments to the Conversion Price, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of such Holder's shares of Preferred Stock if such shares were convertible at such time at the Conversion Price at that time in effect.

          (g)   In the event the Company shall propose to take any action of the type described in Section 8(a), the Company shall give notice to each Holder, in the manner set forth in Section 8(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Preferred Stock. Except as otherwise provided herein, (x) in the case of any action that would require the fixing of a record date, such notice shall be given at least five days prior to the date so fixed and (y) in the case of all other action, such notice shall be given at least five days prior to the taking of such proposed action.

        9.    Recapitalization, Reclassification and Changes in Common Stock.

        Upon the occurrence of any:

          (a)   reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b)   merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or

41

  surviving Person and which does not result in any reclassification or change of outstanding Common Stock; or

          (c)   sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (c), a "Transaction");

then the Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the holders of Preferred Stock would have been entitled to receive upon such Transaction had such Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder of the Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of such Holder's shares of Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five Trading Days prior to the anticipated effective date of such Transaction. If this Section 9 applies to a Transaction, Section 8 shall not apply to such Transaction; however, the provisions of this Section 9 shall not limit the rights of Holders of Preferred Stock pursuant to Section 4.

        10.    Restriction on Conversion Price Adjustments.

        Prior to the earlier of the NYSE Shareholder Approval and the occurrence of a Triggering Date, the Company shall not effect any of the transactions described in Sections 8(a)(iii) through 8(a)(vi), other than issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries (each, an "Adjustment Event"), without the consent of the Required Holders. If an Adjustment Event occurs prior to the NYSE Shareholder Approval, no adjustment to the Conversion Price shall be made for the Adjustment Event, and in lieu of any Conversion Price adjustment that otherwise would be applicable to an Adjustment Event but for this Section 10, the Company shall pay to each Holder an amount per share of Preferred Stock equal to (a) the remainder of (i) the Conversion Price immediately prior to the Adjustment Event minus (ii) the Conversion Price that would otherwise result from such Adjustment Event but for this Section 10, multiplied by (b) the number of shares of Common Stock into which such share of Preferred Stock is convertible as of the date the Conversion Price adjustment would otherwise be effective for such Adjustment Event (the "Adjustment Payment"). The Company may, at its option, elect to pay the Adjustment Payment either in cash or in a number of fully paid whole shares of Series A-1 Hybrid Preferred Stock determined by dividing (1) the Adjustment Payment to be paid to each Holder on the basis of all shares of Preferred Stock held of record by such Holder as of the close of business on the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event (the "Adjustment Record Date"), whether evidenced by one or more certificates, by (2) $10,000, with amounts in respect of any fractional shares to be paid in cash by the Company. The Company shall pay the Adjustment Payment within five (5) Trading Days after the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event to Holders as of the close of business on the Adjustment Record Date. After the NYSE Shareholder Approval, the provisions of Sections 8(a)(iii) through 8(a)(vi) shall apply to all Adjustment Events.

42

        11.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 11(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)    Execution and Authentication.    Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate. The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by

43

  the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (1)   shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (2)   is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (II) below, and is accompanied by the following additional information and documents, as applicable:

                (I)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit D hereto); or

                (II)  if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit D hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 11(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

44

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit D hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 11(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 11(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (1)   DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

              (2)   DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (3)   the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred

45

    Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

  "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

  "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (1)   in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (2)   in the case of any Transfer Restricted Security that is represented by Global Preferred Stock the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit D hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 11.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the

46

    same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

47

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        12.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 4(k)(ii)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time,

48

  as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

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        IN WITNESS WHEREOF, the Company has caused this Statement to be signed this 28th day of March, 2007.

EXCO RESOURCES, INC.
By:	/s/ J. Douglas Ramsey, Ph.D.

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE& CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE& CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

A-1

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series B 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation.

Date of Conversion:
Applicable Conversion Price:
Number of shares of Preferred Stock to be converted (plus Accrued Dividends):
Number of shares of Common Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

B-1

EXHIBIT C

NOTICE OF CONVERSION

(To be Executed by the Holder in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series B 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Series A-1 Preferred Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Series A-1 Preferred Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Series A-1 Preferred Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation for the Preferred Stock.

Date of Conversion:
Number of shares of Preferred Stock to be converted:
Number of shares of Series A-1 Preferred Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Series A-1 Preferred Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Series A-1 Preferred Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Series A-1 Preferred Stock and any other payments or certificates shall be sent by the Company.

C-1

EXHIBIT D

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series B 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

D-1

Annex D

STATEMENT OF DESIGNATION
OF
SERIES C 7.0% CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK
OF
EXCO RESOURCES, INC.

Pursuant to Article 2.13 of
the Texas Business Corporation Act

        EXCO RESOURCES, INC., a Texas corporation (the "Company"), does hereby certify that (a) the following resolution was duly adopted on March 27, 2007 by action of the Board of Directors thereof, with the provisions thereof fixing the designations, preferences, limitations and relative rights, including voting rights and the number of shares of the series and the dividend rate being set by action of the Board of Directors thereof, and (b) such resolution was duly adopted by all necessary action on the part of the Company:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article Four of its Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and pursuant to Article 2.13 of the Texas Business Corporation Act, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the designations, preferences, limitations and relative rights of which, shall be as follows:

        1.    Designation and Amount; Ranking.

          (a)   There shall be created from the 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock," par value $0.001 per share (the "Preferred Stock"), and the number of shares of such series shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that number of shares of Preferred Stock then outstanding plus the number of shares of Preferred Stock issuable upon exercise of options or rights (including, without limitation, conversion rights) then outstanding.

          (b)   The Preferred Stock will, with respect to both dividend rights and rights upon a Liquidation, rank (i) senior to all Junior Stock, (ii) on parity with all Parity Stock and (iii) junior to all Senior Stock.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Preferred Stock, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series B Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Additional Directors" has the meaning set forth in Section 3(e)(i).

          (e)   "Adjustment Event" has the meaning set forth in Section 10.

          (f)    "Adjustment Payment" has the meaning set forth in Section 10.

          (g)   "Adjustment Record Date" has the meaning set forth in Section 10.

          (h)   "Agent Members" has the meaning set forth in Section 11(a)(iv).

          (i)    "All-Stock Change of Control" has the meaning set forth in Section 4(j).

          (j)    "Announcement Date" has the meaning set forth in Section 8(a)(v).

          (k)   "Ares" collectively, Ares Corporate Opportunities Fund, L.P., Ares Corporate Opportunities Fund II, L.P., Ares Management LLC and any other investment fund, whether now in existence or hereafter formed, which is managed or controlled by Ares Management LLC or any of its affiliates (as such term is defined in Rule 12b-2 of the Exchange Act), or of which Ares Management LLC or any of its affiliates is an advisor.

          (l)    "Articles of Incorporation" has the meaning set forth in the recitals.

          (m)  "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

          (n)   "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (o)   "Bankruptcy Event" means (i) the entry by a court having jurisdiction in the premises (A) of a decree or order for relief in respect of the Company or a Significant Subsidiary of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency,

2

  reorganization or other similar law, (B) of a decree or order adjudging the Company or a Significant Subsidiary as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable federal or state law or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its respective property, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

          (p)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (q)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (r)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (s)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (t)    "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (u)   "Certificated Preferred Stock" has the meaning set forth in Section 11(a)(ii).

          (v)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

3

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (w)  "Change of Control Notice" has the meaning set forth in Section 4(b).

          (x)   "Change of Control Offer" has the meaning set forth in Section 4(a).

          (y)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (z)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (aa)    "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (bb)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (cc)    "Company" has the meaning set forth in the recitals.

          (dd)    "Company Conversion Date" has the meaning set forth in Section 7(c)(iii).

          (ee)    "Company Conversion Notice" has the meaning set forth in Section 7(c)(i).

          (ff)    "Company Conversion Option" has the meaning set forth in Section 7(c)(i).

          (gg)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143),

4

in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (1)   the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

              (2)   amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (hh)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (1)   if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (2)   if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (3)   if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an

5

      amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (4)   if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (5)   if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (ii)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

6

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (jj)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (2)   the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

7

              (1)   subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (2)   the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (kk)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (ll)    "Conversion Date" has the meaning set forth in Section 7(b)(iii).

          (mm)    "Conversion Notice" has the meaning set forth in Section 7(b)(i).

          (nn)    "Conversion Price" means $19.00, subject to adjustment as set forth in Section 8.

          (oo)    "Conversion Right" has the meaning set forth in Section 7(a)(i).

          (pp)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (qq)    "Convertible Stock Registration Default" means a "Registration Default" as defined in the Convertible Stock Registration Rights Agreement.

          (rr)    "Convertible Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of 7.0% Preferred Stock and Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Series A-1 Preferred Stock, the Series A-1 Hybrid Preferred Stock after the NYSE Approval Date and the shares of Common Stock issuable upon conversion of the shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (as amended from time to time).

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          (ss)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (tt)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (uu)    "Current Market Price" has the meaning set forth in Section 8(a)(vii).

          (vv)    "Default" means (i) if the Company is permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date or to add the amount of such dividend to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, (ii) if the Company is not permitted to add the amount of any dividend on the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the 7.0% Preferred Stock or, after the NYSE Approval Date, the Hybrid Preferred Stock on the applicable Dividend Payment Date, (iii) the Company's violation of Section 3(e)(ii), Section 3(f) or Section 3(g) of this Statement, (iv) the Company's failure to comply with the provisions of Section 4 of this Statement (other than the failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement), provided that such failure continues for 30 days after the Company's receipt of a Default Notice (v) the Company's failure to purchase the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock in compliance with Section 4 of this Statement, (vi) the Company's failure to comply with the provisions of Section 5 so as to deprive the Holders of their right to elect Preferred Directors, (vii) the Company's failure to comply with its obligations under Section 7(a)(i), 7(b)(ii) or Section 7(c)(v) of this Statement, (viii) the Company's failure to comply with Section 9 of this Statement, (ix) the Company's failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange or (x) the Company's failure to comply with Section 10 of this Statement.

          (ww)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the holders of 25% or more of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (xx)    "Deferral Period" has the meaning set forth in the Registration Rights Agreements.

          (yy)    "Distribution Threshold" has the meaning set forth in Section 8(a)(iv).

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          (zz)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock prior to the NYSE Approval Date) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Sections 9(c) and 4, respectively, of Annex I or Annex II to the Hybrid Statements, as then in effect and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant hereto; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (aaa)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (bbb)    "Dividend Rate" means, for any period, (i) if the dividend is paid in cash, 7.0% per annum for the period from the Original Issue Date to but excluding March 30, 2013 and 9.0% per annum thereafter and (ii) 9.0% per annum if the dividend is not paid in cash on the applicable Dividend Payment Date. The Dividend Rate at which such dividends shall have accrued over any period shall be determined at the time of payment thereof based on whether such dividends are paid in cash or allowed to be added to the Liquidation Preference pursuant to Section 3(b) and Section 3(c).

          (ccc)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ddd)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith

          (eee)    "DTC" means The Depository Trust Company.

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          (fff)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (ggg)    "Excess Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (hhh)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (iii)    "Excluded Distributions" has the meaning set forth in Section 8(a)(iv).

          (jjj)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (kkk)    "Global Preferred Stock" has the meaning set forth in Section 11(a)(iii).

          (lll)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (mmm)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

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          (nnn)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (ooo)    "Hybrid Preferred Stock" means, collectively, the Series A-1 Hybrid Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ppp)    "Hybrid Preferred Stock Registration Default" means a "Registration Default" as defined in the Hybrid Preferred Stock Registration Rights Agreement.

          (qqq)    "Hybrid Preferred Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Hybrid Preferred Stock prior to the NYSE Approval Date (as amended from time to time).

          (rrr)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (sss)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (ttt)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

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            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (uuu)    "Initial Preferred Shares" has the meaning set forth in Section 7(c)(ii).

          (vvv)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (www)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such share of Preferred Stock.

          (xxx)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (yyy)    "Junior Stock Event" has the meaning set forth in Section 3(g).

          (zzz)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          (aaaa)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (bbbb)    "Liquidation Preference" means, as of any date, with respect to each share of Preferred Stock the sum of (a) $10,000.00 and (b) the amount of any accrued and unpaid dividends that on or prior to such date have been added to the Liquidation Preference in accordance with Section 3(b) and Section 3(c).

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          (cccc)    "Mandatory Conversion Percentage" means the percentage set forth in the following table:

Date of Conversion	Mandatory Conversion Percentage
March 30, 2007 through March 30, 2009	175%
March 31, 2009 through March 30, 2011	150%
March 31, 2011 and thereafter	125%

          (dddd)    "Maximum Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (eeee)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (ffff)    "NYSE" means the New York Stock Exchange, Inc.

          (gggg)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (hhhh)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restriction on adjustments to the Conversion Price as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (iiii)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote; provided that for purposes of Section 10 of the 7.0% Statements such term shall mean either (i) the requisite approval by such holders of clauses (i)-(iii) of the definition of NYSE Approval Proposal or (ii) the requisite approval by such holders of only clause (iii) of the definition of NYSE Approval Proposal.

          (jjjj)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (kkkk)    "Officers' Certificate" means a certificate signed by two Officers.

          (llll)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

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            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (mmmm)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

          (nnnn)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (oooo)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (pppp)    "Optional Series C Conversion Notice" has the meaning set forth in Section 7(e)(i).

          (qqqq)    "Original Issue Date" means March 30, 2007.

          (rrrr)    "Parity Stock" means the Hybrid Preferred Stock, the 7.0% Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (ssss)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (tttt)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (uuuu)    "Preferred Directors" has the meaning set forth in Section 5(c)(ii).

          (vvvv)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (wwww)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (xxxx)    "Purchased Shares" has the meaning set forth in Section 8(a)(v).

          (yyyy)    "Redemption Date" has the meaning set forth in Section 4(k)(i).

          (zzzz)    "Redemption Notice" has the meaning set forth in Section 4(k)(i).

          (aaaaa)    "Redemption Price" has the meaning set forth in Section 4(k).

          (bbbbb)    "Register" has the meaning set forth in Section 4(b).

          (ccccc)    "Registration Rights Agreements" means the Convertible Stock Registration Rights Agreement and the Hybrid Preferred Stock Registration Rights Agreement.

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          (ddddd)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock, voting together as a single class.

          (eeeee)    "Reservation Default" has the meaning set forth in Section 3(d).

          (fffff)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (ggggg)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (hhhhh)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (iiiii)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (jjjjj)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (kkkkk)    "Series A-1 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-1 Hybrid Statement of Designation.

          (lllll)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (mmmmm)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (nnnnn)    "Series A-2 Preferred Stock' means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ooooo)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ppppp)    "Series C Conversion" has the meaning set forth in Section 7(e)(ii).

          (qqqqq)    "Series C Conversion Date" has the meaning set forth in Section 7(e)(i)(3).

          (rrrrr)    "Series C Conversion Notice" has the meaning set forth in Section 7(e)(i)(1).

          (sssss)    "Series C Preferred Director" has the meaning set forth in Section 5(c)(i).

          (ttttt)    "Series C Required Holders" means as of any date the holders of a majority of the then-outstanding shares of Preferred Stock.

16

          (uuuuu)    "Series 1 Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Series B Preferred Stock and the Preferred Stock and, after the NYSE Approval Date, the Series A-1 Hybrid Preferred Stock.

          (vvvvv)    "Series 1 Required Holders" means, as of any date, the holders of at least 60% of the then-outstanding shares of Series 1 Preferred Stock, voting together as a single class.

          (wwwww)    "Shareholder Approval" means the requisite approval, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote, in order for the Company to issue all shares of Common Stock issuable upon full conversion of the 7.0% Preferred Stock and, after the NYSE Approval Date, the Hybrid Preferred Stock (other than the Shareholder Approval to be obtained in connection with the NYSE Shareholder Approval).

          (xxxxx)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (yyyyy)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (zzzzz)    "Special Dividend" has the meaning set forth in Section 3(a).

          (aaaaaa)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

          (bbbbbb)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (cccccc)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (dddddd)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

          (eeeeee)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any

17

    State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (ffffff)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (gggggg)    "Transaction" has the meaning set forth in Section 9(c).

          (hhhhhh)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (iiiiii)    "Transfer Restricted Securities" means each share of Preferred Stock (or the shares of Common Stock into which such share of Preferred Stock is convertible) until (i) the date on which the resale of such security or its predecessor has been effectively registered under the Securities Act and disposed of in accordance therewith or (ii) the date on which such security or predecessor is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (jjjjjj)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date

18

  that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (kkkkkk)    "Triggering Determination Date" has the meaning set forth in Section 8(a)(iv).

          (llllll)    "Triggering Distribution" has the meaning set forth in Section 8(a)(iv).

          (mmmmmm)    "Volume Weighted Average Price" of the Common Stock on any date means the volume weighted average sale price per share on such date on the NYSE, or if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, an automated quotation system on which the Common Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its "Volume at Price" functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)). In the absence of such a listing or quotation, the Volume Weighted Average Price will be an amount reasonably determined in good faith by the Board of Directors to be the fair value of the Common Stock and evidenced in a resolution.

          (nnnnnn)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (oooooo)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (pppppp)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 12(e)), on each Dividend Payment Date, dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the Liquidation Preference as of such Dividend Payment Date, subject to increase as set forth in Sections 3(d) and 3(e). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the Liquidation Preference of such share as of the applicable Dividend Payment Date. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward). The Company shall declare a special cash dividend on the

19

  NYSE Approval Date in the amount of Accrued Dividends through the NYSE Approval Date (the "Special Dividend") to all Holders on the NYSE Approval Date, and the Special Dividend shall be paid to such Holders within five (5) Trading Days after the NYSE Approval Date.

          (b)   Accrued Dividends on any share of Preferred Stock which are not declared and paid in full in cash on any Dividend Payment Date shall be added to the Liquidation Preference of such share of Preferred Stock on such Dividend Payment Date and, thereafter, may no longer be declared or paid as dividends in cash. If the Company elects to add Accrued Dividends to the Liquidation Preference in accordance with Section 3(b) and Section 3(c), then on or prior to the Dividend Record Date for such dividend, the Company shall provide written notice to the Holders and the Transfer Agent of such election and shall prepare and transmit to the Transfer Agent an Officers' Certificate setting forth the Liquidation Preference which will become effective after the corresponding Dividend Payment Date.

          (c)   Notwithstanding the provisions of Section 3(b), the Company shall not be permitted to add Accrued Dividends to the Liquidation Preference and must pay dividends on shares of Preferred Stock in cash:

            (i)    prior to receipt of the NYSE Shareholder Approval;

            (ii)   following the occurrence of a Default, regardless of whether such Default is subsequently cured or waived by the Required Holders;

            (iii)  on or after March 30, 2013;

            (iv)  following a Junior Stock Event; or

            (v)   if the Liquidated Damages Rate (as defined in the Registration Rights Agreements) following a Convertible Stock Registration Default or a Hybrid Preferred Stock Registration Default equals the Maximum Rate (as defined in the Registration Rights Agreements), through but excluding the date on which such Convertible Preferred Registration Default or Hybrid Preferred Stock Registration Default is cured.

          (d)   If at any time the Company does not reserve and keep available for issuance the number of shares of Common Stock required pursuant to Section 7(a)(iv) (a "Reservation Default"), then the Dividend Rate shall be increased by 6.00% per annum, from and including the date on which any such Reservation Default shall occur through but excluding the date on which the Reservation Default shall have been cured or waived by the Required Holders.

          (e)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders; provided however, that in the event of a Default as described in clause (ii) of the definition thereof, the Combined Holders shall not have the right to elect four Additional Directors upon the occurrence of such Default and instead will have the right to elect two Additional Directors if such Default continues for 90 days after the applicable Dividend Payment Date and two Additional Directors if such Default continues for 180 days after the applicable Dividend Payment Date as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements.

20

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (ix) of the definition thereof, for which such increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided, however, that in the event of a Default as described in clause (ii) of the definition thereof, the Dividend Rate shall not increase unless such Default continues for 30 days after the applicable Dividend Payment Date; and provided, further, that the Dividend Rate shall not be increased pursuant to this Section 3(e)(iii) in connection with a Convertible Stock Registration Default, a Hybrid Preferred Stock Registration Default or a Reservation Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(e)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(e)(iii).

          (f)    No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (g)   No dividends or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, (ii) after giving pro forma effect to such declaration, payment, redemption, purchase or acquisition, the Company has aggregate undrawn but available borrowing capacity under the Credit Facility and the EPOP Credit Facility of at least $500 million, (iii) the Consolidated EBITDA Ratio on such date exceeds 3.5 to 1.0 and (iv) in the event of a dividend or distribution (other than Excluded Distributions) in excess of the Maximum Distribution Amount per Calendar Quarter, the Holders of Preferred Stock receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution (such declaration, payment, redemption, purchase or acquisition made in accordance with clauses

21

  (i) through (iv), a "Junior Stock Event"). The restrictions set forth in this Section 3(g) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options. Notwithstanding the foregoing provisions of this Section 3(g), (A) the Company shall not make a dividend or distribution to holders of Junior Stock (other than in connection with a Liquidation or a merger or consolidation of the Company) of assets or other property other than a dividend or distribution consisting exclusively of shares of Common Stock or cash in compliance with the terms of this Statement and (B) the Company shall not make a dividend or distribution of cash to holders of Junior Stock (other than cash in lieu of fractional shares, or upon a Liquidation or a merger or consolidation of the Company) (1) if the Company or any Significant Subsidiary is, after the expiration of any applicable cure period, in default under the Credit Facility or any of its then-existing credit facilities or other Indebtedness in excess of $100.0 million, which default then permits, or would with the notice or lapse of time permit, the acceleration of Indebtedness thereunder, or (2) following a Bankruptcy Event.

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to the Liquidation Preference as of the Change of Control Payment Date, plus Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4. The right of the Holders of Preferred Stock pursuant to this Section 4 are in addition to, and not in lieu of, the rights of the Holders of Preferred Stock pursuant to Section 7(a).

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   the then-applicable Conversion Price;

            (vi)  that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vii) that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the

22

    shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

            (viii)   that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (ix)  that shares of Preferred Stock that have been tendered pursuant to the Change of Control Offer may be converted pursuant to Section 7(a) only if such tendered shares have been properly withdrawn;

            (x)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (xi)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If (i) on or prior to the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock tendered pursuant to the Change of Control Offer is less than $50 million or (ii) after the NYSE Approval Date the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock and Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $250 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 12(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any

23

  securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accrued Dividends shall be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    Notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred if in the case of a merger or consolidation described in clause (iii) of the definition of Change of Control, (i) all of the consideration, excluding cash payments for fractional shares, the purchase of Options and pursuant to dissenters' appraisal rights, in the merger or consolidation constituting the Change of Control consists of Capital Stock (other than Preference Stock) traded on a national securities exchange or quoted on an automated quotation system (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), which are readily marketable, free of any restrictions on resale or transfer or subject to an effective registration statement under the Securities Act, and as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such Capital Stock (other than Preference Stock), excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights (an "All-Stock Change of Control") and (ii) the Holders of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a class, have approved the All-Stock Change of Control.

          (k)   If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date (i) shares of 7.0% Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $50 million remain outstanding (if the Change of Control Payment Date is on or prior to the NYSE Approval Date) or (ii) shares of 7.0% Preferred Stock and Hybrid Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $250 million remain outstanding (if the Change of Control Payment Date is after the NYSE Approval Date), the Company shall have the right to redeem all, but not less than all, such remaining shares of 7.0% Preferred Stock and, if the Change of Control Payment Date is after the NYSE Approval Date, Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference as of the Redemption Date, plus Accrued Dividends through the Redemption Date (the "Redemption Price"), in immediately available funds, subject to the following terms and conditions:

            (i)    In the event of a redemption pursuant to this Section 4(k), the Company shall give notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register within five (5) Business Days after the Change of Control Payment Date. Such notice shall be given not more than thirty (30) nor less than fifteen (15) days before the date fixed for redemption (the "Redemption Date") and shall state:

              (1)   the Redemption Date;

              (2)   the amount of the Redemption Price;

24

              (3)   that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

              (4)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

              (5)   that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

              (6)   the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

            (ii)   Each Holder of shares of Preferred Stock called for redemption pursuant to this Section 4(k) shall surrender the certificate or certificates representing such shares to the Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall, to the extent of funds legally available therefor, subject to Section 12(e), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

            (iii)  On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in this Section 4(k) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares of Preferred Stock to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares of Preferred Stock to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

            (iv)  In order to facilitate the redemption of shares of Preferred Stock pursuant to this Section 4(k), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than thirty (30) days or less than fifteen (15) days prior to the applicable Redemption Date.

            (v)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof

25

  shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Each share of Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock, the other holders of 7.0% Preferred Stock and, after the NYSE Approval Date, the holders of Hybrid Preferred Stock as a single class on all matters submitted for the approval of the holders of Common Stock, other than the election of directors and the NYSE Approval Proposal. For purposes of this Section 5(b), each Holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Preferred Stock held by such Holder into shares of Common Stock at the Conversion Price on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The Holders shall be entitled to notice of any shareholders' meeting at the time and in the manner given to the holders of the Common Stock in accordance with the bylaws of the Company.

          (c)    Director Elections.

            (i)    For so long as Ares shall beneficially own at least 10,000 shares of Preferred Stock and/or Hybrid Preferred Stock, the Series C Required Holders shall be entitled, but not obligated, to elect one director (the "Series C Preferred Director") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such director, or at a special meeting of the holders of the Preferred Stock called as hereinafter provided. If a vacancy shall exist in the office of the Series C Preferred Director, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Preferred Stock for the purpose of electing the Series C Preferred Director. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Preferred Stock may designate in writing a holder of Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing the Series C Preferred Director, the presence in person or by proxy of the holders of record of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum for the election of the Series C Preferred Director. A Series C Preferred Director vacancy shall be filled by vote of the Series C Required Holders. Each Series C Preferred Director who shall have been elected as provided in this Section 5(c)(i) may be removed during his or her term of office, whether with or without cause, by the Series C Required Holders and may not be removed without the consent of the Series C Required Holders. If Ares is no longer entitled to elect the Series C Preferred Director pursuant to this Section 5(c)(i), the Series C Preferred Director serving on the Board of Directors at such time

26

    shall serve on the Board of Directors until the next annual meeting of shareholders of his earlier death, resignation or removal pursuant to this Section 5(c)(i).

            (ii)   For so long as 25% or more of the Initial Preferred Shares are outstanding, the Series 1 Required Holders shall be entitled, but not obligated, to elect four directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such directors, or at a special meeting of the holders of the Series 1 Preferred Stock called as hereinafter provided; provided that the right to elect four directors pursuant to this Section 5(c)(ii) shall be reduced by (A) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (B) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock. If less than 25% but 10% or more of the Initial Preferred Shares are outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii) will decrease to two (which number shall be reduced by (x) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (y) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock), and if less than 10% of the Initial Preferred Shares are outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(ii); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this Section 5(c)(ii), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (iii)  Notwithstanding the provisions of Section 5(c)(ii), if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements, for so long as 25% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors that the Series 1 Required Holders shall be entitled, but not obligated, to elect shall be reduced to two, and two Preferred Directors, as designated in writing by the holders of a majority of the shares of Series 1 Preferred Stock outstanding, shall be automatically removed from the Board of Directors (or if the holders of a majority of the shares of Series 1 Preferred Stock outstanding have not designated the two Preferred Directors to be removed within ten Business Days of the date on which the last share of Hybrid Preferred Stock is redeemed, the Board of Directors shall select such two Preferred Directors); provided that the right to elect two directors pursuant to this Section 5(c)(iii) shall be reduced by (A) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (B) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock. If all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 25% but 10% or more of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(iii) will decrease to one (which number shall be reduced by (x) one director for so long as the Preferred Stock has the right to elect a director pursuant to Section 5(c)(i) and (y) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock), and if all of the Hybrid Preferred Stock has been redeemed in accordance with the Hybrid Statements and less than 10% of the shares of 7.0% Preferred Stock issued on the Original Issue Date remain outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(iii); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this

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    Section 5(c)(iii), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (iv)  At any time after voting power to elect Preferred Directors shall become vested and be continuing in the holders of Series 1 Preferred Stock pursuant to this Section 5(c), or if a vacancy shall exist in the office of the director elected by such holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Series 1 Preferred Stock for the purpose of electing the Preferred Directors that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock may designate in writing a holder of Series 1 Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Series 1 Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Preferred Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Series 1 Preferred Stock then outstanding shall constitute a quorum for the election of Preferred Directors to be elected by such holders. A Preferred Director vacancy shall be filled by vote of the Series 1 Required Holders in the manner set forth herein. Each Preferred Director who shall have been elected as provided in this Section 5(c) may be removed during his or her term of office, whether with or without cause, by the Series 1 Required Holders and may not be removed without the consent of the Series 1 Required Holders except as provided in Section 5(c)(iii) following the redemption of all of the Hybrid Preferred Stock in accordance with the Hybrid Statements.

          (d)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(e)(i) or pursuant to the other 7.0% Statements or Hybrid Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of 7.0% Preferred Stock and Hybrid Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock may designate in writing one of the holders of 7.0% Preferred Stock or Hybrid Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of 7.0% Preferred Stock or Hybrid Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of

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  record of a majority of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(d) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor, have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (e)   In exercising the voting rights set forth in this Section 5, except as otherwise provided in Section 5(b), each share of Preferred Stock shall have one vote per share.

          (f)    So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Series A-1 Hybrid Preferred Stock issued upon conversion of the Series A-2 Hybrid Preferred Stock issuable on the Original Issue Date in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect the liquidation preference, conversion price, conversion price adjustments, Change of Control Price, Adjustment Payment, dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy; and provided, further, that the Company shall not amend, alter, waive or repeal Section 5(c) without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, given in person or by proxy;

            (iii)  the Company shall not, by dividend or otherwise, distribute property (other than shares of Common Stock or cash as otherwise permitted in Section 3) or issue Options of the type contemplated by Section 8(a)(iii) or engage in an equity self tender offer or share repurchase without the affirmative vote of the Required Holders, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements and the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy; and

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            (v)   the affirmative vote of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and, after the NYSE Approval Date, Hybrid Preferred Stock, voting together as a single class, given in person or by proxy, shall be required to approve any All-Stock Change of Control.

          (g)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the greater of (i) the Liquidation Preference as of the date of Liquidation, plus Accrued Dividends thereon through the date of Liquidation, and (ii) the amount that would be payable to such Holder if such shares of Preferred Stock had been converted to Common Stock immediately prior to such Liquidation, in each case, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock; provided, however, that the foregoing clause (ii) shall not be operative, and shall be void ab initio, with respect to any Liquidation that occurs while there is Indebtedness outstanding under the Senior Indenture if the inclusion of clause (ii) in this Statement would cause the Preferred Stock to be "Disqualified Stock" (as defined in the Senior Indenture) under the Senior Indenture.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Conversion.

          (a)    Conversion Right.

            (i)    Without limiting the Company's rights to exercise the Company Conversion Option pursuant to Section 7(c), each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock, subject to the terms and provisions of this Section 7 (the "Conversion Right"). Upon a Holder's election to exercise the Conversion Right,

30

    the shares of Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Preferred Stock being so converted multiplied by the quotient of (A) the Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date, divided by (B) the Conversion Price then in effect; provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Conversion Date.

            (ii)   No fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date (subject to the Company's right to pay such unpaid dividends in cash pursuant to Section 7(a)(i)), on all shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable but for the immediately preceding two sentences, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Volume Weighted Average Price on the Trading Day immediately prior to the Conversion Date or the Company Conversion Date, as applicable.

            (iii)  A Holder of Preferred Stock shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder's Preferred Stock, and only to the extent the shares of Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

            (iv)  At all times prior to the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all shares of 7.0% Preferred Stock issued on the Original Issue Date. At all times following the NYSE Shareholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or quoted on an automated quotation system, the Company will, if permitted by the rules of such national securities exchange or automated quotation system, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Preferred Stock.

          (b)    Conversion Right Procedures.

            (i)    The Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at the Company's principal place of business or the offices of the Transfer Agent, accompanied by written notice to the

31

    Company in the form of Exhibit B hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

            (ii)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii).

            (iii)  Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (iv)  The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(a) or Section 7(c) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

          (c)    Company Conversion Option.

            (i)    At any time and from time to time and subject to the provisions of this Section 7(c), the Company shall have the option (the "Company Conversion Option") to cause all or any portion of the Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the quotient of (A) the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through

32

    the Company Conversion Date, divided by (B) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 7(a)(ii); provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Company Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Company Conversion Date. The Company may exercise the Company Conversion Option only if the Volume Weighted Average Price of the Common Stock equals or exceeds the Mandatory Conversion Percentage of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the date of the Company's issuance of a press release announcing the Company's exercise of the Company Conversion Option in accordance with this Statement (a "Company Conversion Notice"). If the Company Conversion Option is exercised on or after March 30, 2011, the Holders of the shares of Preferred Stock for which the Company Conversion Option is exercised will have the option to receive, in lieu of the shares of Common Stock issuable pursuant to this Section 7(c)(i), a cash payment per share of Preferred Stock for which the Company Conversion Option is exercised equal to the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date.

            (ii)   Notwithstanding the provisions of Section 7(c)(i), prior to the NYSE Approval Date, the Company may only exercise the Company Conversion Option to convert all, but not less than all, of the outstanding 7.0% Preferred Stock. After the NYSE Approval Date, the Company may exercise the Company Conversion Option to convert all or any portion of the outstanding 7.0% Preferred Stock and Hybrid Preferred Stock (ratably among all holders of 7.0% Preferred Stock and Hybrid Preferred Stock); provided that the Company may not exercise the Company Conversion Option for less than the lesser of (A) 25% of the sum of (1) the number of shares of 7.0% Preferred Stock issued on the Original Issue Date plus (2) the number of shares of Hybrid Preferred Stock issued on the Original Issue Date (the sum of clauses (1) and (2) collectively, the "Initial Preferred Shares") or (B) all outstanding 7.0% Preferred Stock and Hybrid Preferred Stock if such outstanding shares represent less than 25% of the Initial Preferred Shares. The Company Conversion Option may not be exercised during a Convertible Stock Registration Default, a Hybrid Preferred Stock Registration Default, if a Deferral Period is in effect or if, on the date that the Company would be permitted to issue a Company Conversion Notice, the Company has knowledge of a pending corporate development that the Company reasonably believes would make it appropriate to suspend the availability of any effective shelf registration statement at any time prior to the 30th day after the Company Conversion Date.

            (iii)  To exercise the Company Conversion Option, the Company must issue a Company Conversion Notice for publication on PR Newswire (or, if such organization is not in existence at the time of issuance of the Company Conversion Notice, such other news or press organization as is reasonably calculated to disseminate the relevant information broadly to the public) prior to the opening of business on the first Trading Day following any date on which the Volume Weighted Average Price of the Common Stock exceeds the Mandatory Conversion Percentage of the Conversion Price for the period set forth in Section 7(c)(i), announcing the Company Conversion Option. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders of Preferred Stock (not later than four Trading Days after the date of the Company Conversion Notice) of the Company's election to exercise the Company Conversion Option. The conversion date will be a date selected by the Company (the "Company Conversion Date") and will be after (but no more than five Trading Days after) the date on which the Company issues the Company Conversion Notice.

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            (iv)  In addition to any information required by applicable law or regulation, the Company Conversion Notice shall state, as appropriate (A) the Company Conversion Date, (B) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock and whether the Company has elected to pay Accrued Dividends through the Company Conversion Date in cash, (C) the number of shares of Preferred Stock to be converted and (D) that dividends on the Preferred Stock to be converted will cease to accrue on the Company Conversion Date.

            (v)   Following delivery of a Company Conversion Notice, upon surrender of the Preferred Stock by a Holder thereof and, if applicable, notice to the Company of the Holder's election to receive a cash payment as provided in Section 7(c)(i), the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order, (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which a Holder of the Preferred Stock being converted, or a Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for payment of Accrued Dividends through the Company Conversion Date if the Company elects to pay dividends in cash pursuant to Section 7(c)(i), (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii) or (E) if applicable, and in lieu of (A), (C) and (D), a cash payment if elected by the Holder as provided in Section 7(c)(i).

            (vi)  Each conversion pursuant to a Company Conversion Option shall be deemed to have been made at the close of business on the Company Conversion Date so that the rights of the Holder thereof as to the Preferred Stock being converted will cease except for the right to receive the shares of Common Stock or cash issuable under this Section 7(c), and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (vii) In case any shares of Preferred Stock are to be converted pursuant to this Section 7(c), such Holder's right to voluntarily convert its shares of Preferred Stock pursuant to Section 7(a) shall terminate at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Company Conversion Date.

          (d)    Accrued Dividends.    If a Conversion Date or a Company Conversion Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders with respect to the exercise of a Conversion Right or a Company Conversion Option on the Conversion Date or Company Conversion Date, as applicable.

          (e)    Conversion into Series A-1 Preferred Stock.

            (i)    Each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock into Series A-1 Preferred Stock (which shares of Series A-1 Preferred Stock shall have a conversion price with respect to conversion into Common Stock equal to the conversion price then in effect under the 7.0% Statements and a liquidation preference equal to the liquidation preference then in effect under the 7.0% Statements) (the "Optional Series C Conversion Right") as set forth in this Section 7(e)(i).

              (1)   The Optional Series C Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing the shares of Preferred Stock to be converted at any time during usual business hours at

34

      the Company's principal place of business or the offices of the Transfer Agent, accompanied by a written notice to the Company in the form of Exhibit C hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Series C Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Series A-1 Preferred Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

              (2)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Series C Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Series A-1 Preferred Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled and (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted.

              (3)   Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Series C Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Series C Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Series A-1 Preferred Stock payable under Section 7(e)(i)(1), and the Person entitled to receive shares of Series A-1 Preferred Stock shall be treated for all purposes as having become the record holder of those shares of Series A-1 Preferred Stock at that time.

              (4)   The issuance or delivery of certificates for Series A-1 Preferred Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(e) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

            (ii)   Each outstanding share of Preferred Stock shall be automatically converted (the "Series C Conversion") into one share of Series A-1 Preferred Stock (which share of Series A-1 Preferred Stock shall have a conversion price with respect to conversion into Common Stock equal to the conversion price then in effect under the 7.0% Statements and a liquidation preference equal to the liquidation preference then in effect under the 7.0% Statements), without any action required by any Holder of Preferred Stock on the date that Ares ceases to own beneficially at least 10,000 shares of Preferred Stock and/or Hybrid Preferred Stock. Following a Series C Conversion, each existing certificate representing shares of Preferred

35

    Stock shall be deemed to be a certificate representing the number of shares of Series A-1 Preferred Stock into which such shares of Preferred Stock were converted; provided, that a Holder of such certificate may elect to surrender the certificate or certificates representing the shares so converted to the Company at the Company's principal executive office, and the Company shall effect the delivery within two (2) Trading Days of such surrender of a new certificate or certificates in respect of the Series A-1 Preferred Stock issued pursuant to the Series C Conversion.

            (iii)  The Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Series A-1 Preferred Stock equal to the number of shares of Series A-1 Preferred Stock issuable upon conversion of all outstanding shares of Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Series A-1 Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series A-1 Preferred Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock. The Company covenants that all Series A-1 Preferred Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. No economic rights of Holders of Preferred Stock (including, without limitation, the right to receive payment of Accrued Dividends through the date of a conversion) will be foregone or diminished by virtue of a conversion of the Preferred Stock pursuant to this Section 7(e).

        8.    Adjustment of Conversion Price.

          (a)   Subject to Section 10, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

            (i)    If the Company shall pay a dividend or make a distribution to holders of outstanding Common Stock in shares of Common Stock, the Conversion Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution shall be decreased so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and of which the denominator shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the total number of shares of Common Stock constituting such dividend or other distribution. Such adjustment shall be made successively whenever any such dividend or distribution is made and shall become effective immediately after such record date. For the purpose of this clause (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this clause (i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect had such dividend or distribution not been declared.

            (ii)   If the Company shall subdivide its outstanding Common Stock into a greater number of shares, or combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the day upon which such subdivision or combination becomes effective shall be, in the case of a subdivision of Common Stock, proportionately decreased and, in the case of a combination of Common Stock, proportionately increased. Such adjustment shall be made successively whenever any such subdivision or combination of the Common Stock occurs and shall become effective immediately after the date upon which such subdivision or combination becomes effective.

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            (iii)  If the Company shall issue Options to holders of its outstanding Common Stock entitling them for a period expiring within 180 days after such issuance to subscribe for or purchase shares of Common Stock or Convertible Securities at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the record date for the determination of shareholders entitled to receive such Options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such offering (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Current Market Price per share of Common Stock on such record date, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus (y) the number of additional shares of Common Stock offered or subject to issuance upon the conversion, exchange or exercise of such securities offered. Such adjustment shall be made successively whenever any such Options are issued, and shall become effective immediately after such record date.

            For the purposes of this Section 8(a)(iii), the issuance by the Company of Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If at the end of the period during which such Options are exercisable, not all Options shall have been exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. If such Options are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if the record date for the determination of shareholders entitled to receive such Options had not been fixed. In determining whether any Options entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price less than the Current Market Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such Options and any amount payable on conversion, exchange or exercise thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution. No adjustment of the Conversion Price shall be made pursuant to this Section 8(a)(iii) if the Holders of Preferred Stock receive such Options based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

            (iv)  If the Company shall, by dividend or otherwise, distribute during any Calendar Quarter (a "Triggering Distribution") to holders of its Common Stock a payment of cash or other property (excluding (A) any dividend or distribution of Common Stock for which an adjustment was made pursuant to Section 8(a)(i), (B) any subdivision or combination of Common Stock for which an adjustment was made pursuant to Section 8(a)(ii), (C) any issuance of Options for which an adjustment was made pursuant to Section 8(a)(iii) and

37

    (D) any dividend or distribution in connection with a Liquidation or a merger or a consolidation of the Company (collectively the "Excluded Distributions")) in an amount per share of Common Stock that, when combined with the per share amounts (calculated at the time of each of such earlier distributions) of all other such dividends and distributions (other than Excluded Distributions) made within such Calendar Quarter to holders of Common Stock, exceeds $0.06 per share (as it may be adjusted pursuant to this Section 8(a), the "Distribution Threshold"), then the Conversion Price will be adjusted by subtracting from the Conversion Price in effect immediately prior to the close of business on the record date for such Triggering Distribution (a "Triggering Determination Date") an amount equal to the excess, if any, of (1) the lesser of (x) $0.10 per share (as it may be adjusted pursuant to this Section 8(a), the "Maximum Distribution Amount") and (y) the amount of such dividend or distribution per share, over (2) the Distribution Threshold (the "Excess Distribution Amount"). Holders of Preferred Stock will receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter (without any adjustments of the Conversion Price pursuant to this Section 8(a)(iv)) and that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution pursuant to Section 3(g)(iv). Such adjustment will become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or other distribution had not been declared. Each of the Distribution Threshold and the Maximum Distribution Amount shall be subject to adjustment under the same circumstances under which the Conversion Price is subject to adjustment under this Section 8(a); provided, however, that no adjustment will be made to the Distribution Threshold or Maximum Distribution Amount for any adjustment made to the Conversion Price pursuant to this Section 8(a)(iv). The value of any non-cash dividend or distribution pursuant to this Section 8(a)(iv) shall be determined in good faith by the Board of Directors and evidenced by a resolution.

            (v)   If any tender offer or share repurchase is made by the Company or any of its Subsidiaries for all or any portion of Common Stock, then, if the tender offer or share repurchase shall require the payment to shareholders of consideration per share of Common Stock having a fair market value (as determined reasonably and in good faith by the Board of Directors of the Company and evidenced by a resolution) that exceeds the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the date prior to the announcement of such tender offer or share repurchase (the "Announcement Date"), the Conversion Price shall be decreased so that the same shall equal the amount determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the Trading Day prior to the Announcement Date by (B) a fraction, of which the numerator shall be the product of (1) the number of shares of Common Stock outstanding (including Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date multiplied by (2) the Current Market Price on the Trading Day prior to the Announcement Date and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or share repurchase) of all shares of Common Stock validly tendered and not withdrawn (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of (I) the number of shares of Common Stock outstanding (less any Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date and (II) the Current Market Price on the Trading Day prior to the Announcement Date,

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    such adjustment to become effective immediately prior to the opening of business on the day following the Announcement Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or share repurchase, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would have been in effect based upon the number of shares actually purchased, if any. If the application of this clause (v) of Section 8(a) to any tender offer or share repurchase would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or share repurchase under this clause (v). For purposes of this Section 8(a)(v), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

            (vi)  If the Company shall issue for cash or other consideration shares of Common Stock, Convertible Securities or Options at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Conversion Price immediately prior to the issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such issuance by (B) a fraction, of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such issuance (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Conversion Price per share of Common Stock on the date of such issuance, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of additional shares of Common Stock issued or subject to issuance upon the conversion, exchange or exercise of such securities issued. Such adjustment shall be made successively whenever any such shares of Common Stock, Convertible Securities or Options are issued, and shall become effective upon such issuance.

            For purposes of this Section 8(a)(vi), the issuance by the Company of Convertible Securities or Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities or Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If Convertible Securities or Options are issued by the Company that result in an adjustment to the Conversion Price pursuant to this Section 8(a)(vi) and such Convertible Securities or Options are not converted, exchanged or exercised prior to the expiration of the right of the holders of such Convertible Securities or Options to effect any such action, then immediately upon such expiration the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities or Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any Convertible Securities or Options entitle the holders to subscribe for or purchase shares of Common Stock at a price less than

39

    the Conversion Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common stock so offered, there shall be taken into account any consideration received by the Company for such Convertible Securities or Options and any amount payable on conversion, exercise or exchange thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution.

            The provisions of this Section 8(a)(vi) shall not be applicable to any issuance for which an adjustment to the Conversion Price is otherwise provided under this Section 8(a).

            (vii) For the purpose of any computation under this Section 8(a), the current market price (the "Current Market Price") per share of Common Stock on any date shall be calculated by the Company and shall be the average of the Volume Weighted Average Prices for (A) the twenty consecutive Trading Days ending on the Trading Day prior to the Announcement Date with respect to tender offers or share repurchases under Section 8(a)(v) or (B) the ten consecutive Trading Days ending on the earlier of (1)(x) the record date for the determination of shareholders entitled to receive Options with respect to issuances under Section 8(a)(iii) or (y) the Triggering Determination Date with respect to distributions under Section 8(a)(iv) or (2) unless otherwise specified by an applicable provision of this Section 8, the "ex-date" with respect to distributions, issuances or other events requiring such computation under this Section 8. For purposes of this paragraph, the term "ex-date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (b)   For purposes of this Section 8, "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is converted or exchanged into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such dividend, distribution, cash, security or other property (whether or not such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

          (c)   If one or more events occurs requiring an adjustment be made to the Conversion Price for a particular period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

          (d)   No adjustment in the Conversion Price shall be required:

            (i)    unless such adjustment would require an increase or decrease of at least 0.5% in the Conversion Price as last adjusted; provided, however, that any adjustments that would be required to be made but for this Section 8(d)(i) shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that all calculations under this Section 8 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half cent and 0.00005 of a share, respectively, being rounded upward;

            (ii)   for issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries;

            (iii)  upon the issuance of any shares of Common Stock pursuant to (A) either the conversion of the 7.0% Preferred Stock or the Hybrid Preferred Stock or any other Option or Convertible Securities outstanding as of the Original Issue Date and the terms and conditions

40

    of which are not subsequently amended or (B) the conversion, exchange or exercise of any Convertible Securities or Options for which an adjustment to the Conversion Price was previously made pursuant to this Section 8(a) and the terms and conditions of which are not subsequently amended;

            (iv)  for a change in the par value of the Common Stock or the change in the Common Stock from par value to no par value, or from no par value to par value;

            (v)   for the payment of Accrued Dividends; or

            (vi)  with respect to Section 8(a)(v), if such tender offer or share repurchase is made to fund a stock grant or award pursuant to or under any benefit or incentive plan of the Company or any Subsidiary in order to prevent dilution of the holders of Common Stock that would result from issuance of such grant or award.

          (e)   In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain Shareholder Approval, then the Company shall use its reasonable best efforts to obtain such Shareholder Approval as promptly as practicable.

          (f)    Whenever the Conversion Price shall be adjusted as provided in Section 8(a), the Company shall file, at the office of the Transfer Agent, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its address appearing in the Register. Each such statement shall be signed by the Company's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 8(g). The Company shall, upon written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) all adjustments and readjustments to the Conversion Price, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of such Holder's shares of Preferred Stock if such shares were convertible at such time at the Conversion Price at that time in effect.

          (g)   In the event the Company shall propose to take any action of the type described in Section 8(a), the Company shall give notice to each Holder, in the manner set forth in Section 8(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Preferred Stock. Except as otherwise provided herein, (x) in the case of any action that would require the fixing of a record date, such notice shall be given at least five days prior to the date so fixed and (y) in the case of all other action, such notice shall be given at least five days prior to the taking of such proposed action.

        9.    Recapitalization, Reclassification and Changes in Common Stock.

        Upon the occurrence of any:

          (a)   reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b)   merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or

41

  surviving Person and which does not result in any reclassification or change of outstanding Common Stock; or

          (c)   sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (c), a "Transaction");

then the Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the holders of Preferred Stock would have been entitled to receive upon such Transaction had such Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder of the Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of such Holder's shares of Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five Trading Days prior to the anticipated effective date of such Transaction. If this Section 9 applies to a Transaction, Section 8 shall not apply to such Transaction; however, the provisions of this Section 9 shall not limit the rights of Holders of Preferred Stock pursuant to Section 4.

        10.    Restriction on Conversion Price Adjustments.

        Prior to the earlier of the NYSE Shareholder Approval and the occurrence of a Triggering Date, the Company shall not effect any of the transactions described in Sections 8(a)(iii) through 8(a)(vi), other than issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries (each, an "Adjustment Event"), without the consent of the Required Holders. If an Adjustment Event occurs prior to the NYSE Shareholder Approval, no adjustment to the Conversion Price shall be made for the Adjustment Event, and in lieu of any Conversion Price adjustment that otherwise would be applicable to an Adjustment Event but for this Section 10, the Company shall pay to each Holder an amount per share of Preferred Stock equal to (a) the remainder of (i) the Conversion Price immediately prior to the Adjustment Event minus (ii) the Conversion Price that would otherwise result from such Adjustment Event but for this Section 10, multiplied by (b) the number of shares of Common Stock into which such share of Preferred Stock is convertible as of the date the Conversion Price adjustment would otherwise be effective for such Adjustment Event (the "Adjustment Payment"). The Company may, at its option, elect to pay the Adjustment Payment either in cash or in a number of fully paid whole shares of Series A-1 Hybrid Preferred Stock determined by dividing (1) the Adjustment Payment to be paid to each Holder on the basis of all shares of Preferred Stock held of record by such Holder as of the close of business on the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event (the "Adjustment Record Date"), whether evidenced by one or more certificates, by (2) $10,000, with amounts in respect of any fractional shares to be paid in cash by the Company. The Company shall pay the Adjustment Payment within five (5) Trading Days after the date on which the Conversion Price adjustment would otherwise be effective for the applicable Adjustment Event to Holders as of the close of business on the Adjustment Record Date. After the NYSE Shareholder Approval, the provisions of Section 8(a)(iii) through 8(a)(vi) shall apply to all Adjustment Events.

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        11.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 11(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)    Execution and Authentication.    Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate. The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by

43

  the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (1)   shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (2)   is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (II) below, and is accompanied by the following additional information and documents, as applicable:

                (I)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit D hereto); or

                (II)  if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit D hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 11(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

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            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit D hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 11(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 11(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (1)   DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

              (2)   DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (3)   the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred

45

    Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

  "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

  "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (1)   in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (2)   in the case of any Transfer Restricted Security that is represented by Global Preferred Stock the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit D hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 11.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the

46

    same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

47

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        12.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 4(k)(ii)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time,

48

  as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

49

        IN WITNESS WHEREOF, the Company has caused this Statement to be signed this 28th day of March, 2007.

EXCO RESOURCES, INC.
By:	/s/ J. Douglas Ramsey, Ph.D.

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE& CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE& CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

A-1

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series C 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation.

Date of Conversion:
Applicable Conversion Price:
Number of shares of Preferred Stock to be converted (plus Accrued Dividends):
Number of shares of Common Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

B-1

EXHIBIT C

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series C 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Series A-1 Preferred Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Series A-1 Preferred Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Series A-1 Preferred Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation for the Preferred Stock.

Date of Conversion:
Number of shares of Preferred Stock to be converted:
Number of shares of Series A-1 Preferred Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Series A-1 Preferred Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Series A-1 Preferred Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Series A-1 Preferred Stock and any other payments or certificates shall be sent by the Company.

C-1

EXHIBIT D

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series C 7.0% Cumulative Convertible Perpetual Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

D-1

Annex E

STATEMENT OF DESIGNATION
OF
SERIES A-1 HYBRID PREFERRED STOCK
OF
EXCO RESOURCES, INC.

Pursuant to Article 2.13 of
the Texas Business Corporation Act

        EXCO RESOURCES, INC., a Texas corporation (the "Company"), does hereby certify that (a) the following resolution was duly adopted on March 27, 2007 by action of the Board of Directors thereof, with the provisions thereof fixing the designations, preferences, limitations and relative rights, including voting rights and the number of shares of the series and the dividend rate being set by action of the Board of Directors thereof, and (b) such resolution was duly adopted by all necessary action on the part of the Company:

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article Four of its Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and pursuant to Article 2.13 of the Texas Business Corporation Act, the Board of Directors hereby creates a series of preferred stock of the Company and hereby states that the designations, preferences, limitations and relative rights of which, shall be as follows:

        1.    Designation and Amount; Ranking.

          (a)   There shall be created from the 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the "Series A-1 Hybrid Preferred Stock," par value $0.001 per share (the "Preferred Stock"), and the number of shares of such series shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that number of shares of Preferred Stock then outstanding plus the number of shares of Preferred Stock issuable upon exercise of options or rights (including, without limitation, conversion rights) then outstanding.

          (b)   The Preferred Stock will, with respect to both dividend rights and rights upon a Liquidation (as defined in Annex I, II or III, as applicable, attached hereto), rank (i) senior to all Junior Stock (as defined in Annex I, II or III, as applicable, attached hereto), (ii) on parity with all Parity Stock (as defined in Annex I, II or III, as applicable, attached hereto) and (iii) junior to all Senior Stock (as defined in Annex I, II or III, as applicable, attached hereto).

          (c)   Prior to the earlier of September 26, 2007 and 11:59 p.m. on the NYSE Approval Date (as defined in Annex I attached hereto), the Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex I attached hereto. From and after September 26, 2007 and until 11:59 p.m. on the NYSE Approval Date (if the NYSE Approval Date has not occurred prior to September 26, 2007), the Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex II attached hereto. From and after 11:59 p.m. on the NYSE Approval Date, the Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex III attached hereto. The Company shall promptly provide each holder of Preferred Stock with written notice of the occurrence of the NYSE Approval Date.

        IN WITNESS WHEREOF, the Company has executed this Statement this 28th day of March, 2007.

EXCO RESOURCES, INC.
By:	/s/ J. Douglas Ramsey, Ph.D.

Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

ANNEX I

ADDITIONAL TERMS
OF
SERIES A-1 HYBRID PREFERRED STOCK
OF
EXCO RESOURCES, INC.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Accumulated Dividends" means, with respect to any share of Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends on such share from the Original Issue Date to, but excluding, the most recent Dividend Payment Date that occurred on or prior to such date.

          (e)   "Additional Assets" means (i) any property, plant or equipment or other assets (including Capital Stock of a Person engaged in a Related Business) used in a Related Business, (ii) the Capital Stock of a Person that becomes a Subsidiary of the Company as a result of the acquisition of such Capital Stock by the Company or another Subsidiary of the Company, or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Subsidiary; provided, however, that any such Subsidiary described in clause (ii) or (iii) above is primarily engaged in a Related Business.

          (f)    "Additional Directors" has the meaning set forth in Section 3(c)(i).

          (g)   "Adjusted Consolidated Net Tangible Assets" or "ACNTA" means (without duplication), as of the date of determination:

            (i)    the sum of:

              (A)  discounted future net revenue from proved crude oil and natural gas reserves of the Company and its Subsidiaries calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated in a reserve report prepared as of the end of the fiscal year ending at least 45 days prior to the date of determination, which reserve report is prepared or audited by independent petroleum engineers, as increased by, as of the date of determination, the discounted future net revenue calculated in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report) of:

                (1)   estimated proved crude oil and natural gas reserves of the Company and its Subsidiaries attributable to acquisitions consummated since the date of such reserve report, and

                (2)   estimated crude oil and natural gas reserves of the Company and its Subsidiaries attributable to extensions, discoveries and other additions and upward determinations of estimates of proved crude oil and natural gas reserves (including previously estimated development costs incurred during the period and the accretion of discount since the prior period end) due to exploration, development or

Annex I-1

        exploitation, production or other activities which reserves were not reflected in such reserve report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report), and decreased by, as of the date of determination, the discounted future net revenue attributable to:

                (3)   estimated proved crude oil and natural gas reserves of the Company and its Subsidiaries reflected in such reserve report produced or disposed of since the date of such reserve report, and

                (4)   reductions in the estimated oil and natural gas reserves of the Company and its Subsidiaries reflected in such reserve report since the date of such reserve report attributable to downward determinations of estimates of proved crude oil and natural gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the date of such reserve report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such reserve report);

    provided, however, that, in the case of each of the determinations made pursuant to clauses (1) through (4), such increases and decreases shall be estimated by the Company's engineers, except that if as a result of such acquisitions, dispositions, discoveries, extensions or revisions, there is a Material Change, then such increases and decreases in the discounted future net revenue shall be confirmed in writing by an independent petroleum engineer;

              (B)  the capitalized costs that are attributable to crude oil and natural gas properties of the Company and its Subsidiaries to which no proved crude oil and natural gas reserves are attributed, based on the Company's books and records as of a date no earlier than the end of the most recent fiscal quarter for which financial statements of the Company have been made publicly available prior to the date of determination;

              (C)  the Net Working Capital as of the end of the most recent fiscal quarter ending at least 45 days prior to the date of determination; and

              (D)  the greater of (1) the net book value as of a date no earlier than the end of the most recent fiscal quarter ending at least 45 days prior to the date of determination and (2) the appraised value, as estimated by independent appraisers, of all other tangible assets, including mineral rights held under leases or other contractual arrangements, of the Company and its Subsidiaries as of a date no earlier than the most recent fiscal year ending at least 45 days prior to the date of determination (provided, however, that the Company shall not be required to obtain such an appraisal of such assets if no such appraisal has been performed); minus

            (ii)   to the extent not otherwise taken into account in the immediately preceding clause (i), the sum of

              (A)  minority interests;

              (B)  any natural gas balancing liabilities of the Company and its Subsidiaries reflected in the Company's latest audited consolidated financial statements;

              (C)  the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's year-end reserve report), attributable to reserves subject to participation interests, overriding royalty interests or other interests

Annex I-2

      of third parties, pursuant to participation, partnership, vendor financing or other agreements then in effect, or which otherwise are required to be delivered to third parties;

              (D)  the discounted future net revenue calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's year-end reserve report), attributable to reserves that are required to be delivered to third parties to fully satisfy the obligations of the Company and its Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto; and

              (E)  the discounted future net revenue, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar Denominated Production Payments that, based on the estimates of production included in determining the discounted future net revenue specified in the immediately preceding clause (i) (A) (utilizing the same prices utilized in the Company's year-end reserve report), would be necessary to satisfy fully the obligations of the Company and its Subsidiaries with respect to Dollar Denominated Production Payments on the schedules specified with respect thereto.

Whether or not the Company uses the successful efforts method of accounting or the full cost (or similar method) method of accounting, ACNTA will be calculated as if the Company were using the full cost (or similar method) method of accounting.

          (h)   "Agent Members" has the meaning set forth in Section 10(a)(iv).

          (i)    "Articles of Incorporation" has the meaning set forth in the recitals.

          (j)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

Annex I-3

          (k)   "Asset Sale Offer" has the meaning set forth in Section 9(c)(ii).

          (l)    "Asset Sale Offer Notice" has the meaning set forth in Section 9(c)(iii).

          (m)  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (n)   "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by (ii) the sum of all such payments.

          (o)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (p)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (q)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (r)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (s)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (t)    "Certificated Preferred Stock" has the meaning set forth in Section 10(a)(ii).

          (u)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such

Annex I-4

    consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (v)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (w)  "Change of Control Offer" has the meaning set forth in Section 4(a).

          (x)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (y)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (z)   "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of Hybrid Preferred Stock and 7.0% Preferred Stock, voting together as a single class.

          (aa)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (bb)    "Company" has the meaning set forth in the recitals.

          (cc)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (A)  the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

              (B)  amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in

Annex I-5

calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (dd)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (A)  if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (B)  if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (C)  if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (D)  if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder,

Annex I-6

      which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (E)  if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (ee)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

Annex I-7

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ff)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (B)  the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (B)  the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

Annex I-8

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (gg)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (hh)    "Conversion Default" has the meaning set forth in Section 3(b).

          (ii)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (jj)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (kk)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (ll)    "Default" means (i) the Company's failure to pay any dividend on the Hybrid Preferred Stock on the applicable Dividend Payment Date, (ii) the Company's violation of Section 3(c)(ii), Section 3(d) or Section 3(e) of this Statement, (iii) the Company's failure to comply with its obligations under Section 4 of this Statement (other than the failure to purchase the Hybrid Preferred Stock as required under Section 4 of this Statement), (iv) the Company's failure to comply with its obligations under Section 8 of this Statement (other than the failure to redeem the Hybrid Preferred Stock as required by Section 8 of this Statement), (v) the Company's failure to purchase or redeem the Hybrid Preferred Stock when required under Section 4 or Section 8 of this Statement, (vi) the Company's failure to comply with its obligations under Section 9 of this Statement or (vii) the failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange, and, in the case of clauses (iii), (iv) and (vi), such default continues for 30 days after the Company's receipt of a Default Notice.

Annex I-9

          (mm)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the Holders of 25% or more of the then-outstanding shares of Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (nn)    "Disqualified Junior Stock" means, any Junior Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    requires the payment of cash dividends;

            (ii)   matures or is mandatorily redeemable (other than redeemable only for Capital Stock which is not itself Disqualified Junior Stock) pursuant to a sinking fund obligation or otherwise;

            (iii)  is convertible or exchangeable at the option of the holder for Indebtedness, Disqualified Junior Stock or Disqualified Stock; or

            (iv)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to the 91st day after the Mandatory Redemption Date or the Conversion; provided, however, that any Junior Stock that would not constitute Disqualified Junior Stock but for the provisions thereof giving holders thereof the right to require the Company to purchase or redeem such Junior Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the 91st day after the Mandatory Redemption Date or the Conversion shall not constitute Disqualified Junior Stock if (A) the "asset sale" or "change of control" provisions applicable to such Junior Stock are not more favorable to the holders of such Junior Stock than the terms applicable to the Hybrid Preferred Stock contained in Section 9(c) and Section 4, respectively, of Annex I and Annex II to the Hybrid Statements, and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

          (oo)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Section 9(c) and Section 4, respectively, of Annex I and Annex II to the Hybrid Statements and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

Annex I-10

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined as provided in this Statement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (pp)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (qq)    "Dividend Rate" means, for any period, 11.0% per annum.

          (rr)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ss)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (tt)    "DTC" means The Depository Trust Company.

          (uu)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (vv)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (ww)    "Foreign Subsidiary" means any Subsidiary of the Company that is not organized under the laws of the United States of America or any State thereof or the District of Columbia.

          (xx)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and

Annex I-11

    computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (yy)    "Global Preferred Stock" has the meaning set forth in Section 10(a)(iii).

          (zz)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (aaa)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (bbb)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (ccc)    "Hybrid Preferred Stock" means, collectively, the Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ddd)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (eee)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (fff)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through

Annex I-12

    (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (ggg)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (hhh)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such shares of Preferred Stock.

          (iii)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (jjj)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

Annex I-13

          (kkk)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (lll)    "Liquidation Preference" means, with respect to each share of Preferred Stock, $10,000.00.

          (mmm)    "Material Change" means an increase or decrease (excluding changes that result solely from changes in prices and changes resulting from the incurrence of previously estimated development costs) of more than 50% during a fiscal quarter in the discounted future net revenues from proved oil and natural gas reserves of the Company and its Subsidiaries, calculated in accordance with clause (i)(A) of the definition of ACNTA; provided, however, that the following will be excluded from the calculation of Material Change:

            (i)    any acquisitions during the fiscal quarter of oil and natural gas reserves that have been estimated by independent petroleum engineers and with respect to which a report or reports of such engineers exist; and

            (ii)   any disposition of properties existing at the beginning of such fiscal quarter that have been disposed of in compliance with the covenant described under Section 9(c).

          (nnn)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (ooo)    "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and cash proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form), in each case net of (without duplication):

            (i)    all legal, title and recording tax expenses, commissions and other fees and expenses Incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition;

            (ii)   all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition;

            (iii)  all distributions and other payments required to be made to minority interest holders in Subsidiaries of the Company as a result of such Asset Disposition;

            (iv)  the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Subsidiary of the Company after such Asset Disposition; and

            (v)   any portion of the purchase price from an Asset Disposition placed in escrow, whether as a reserve for adjustment of the purchase price, for satisfaction of indemnities in respect of such Asset Disposition or otherwise in connection with that Asset Disposition; provided, however, that upon the termination of that escrow, Net Available Cash will be increased by any portion of funds in the escrow that are released to the Company or any Subsidiary of the Company.

Annex I-14

          (ppp)    "Net Working Capital" of the Company means:

            (i)    all current assets of the Company and its Subsidiaries, except current assets from commodity price risk management activities arising in the ordinary course of business; minus

            (ii)   all current liabilities of the Company and its Subsidiaries, except current liabilities included in Indebtedness and current liabilities from commodity price risk management activities arising in the ordinary course of business, determined in accordance with GAAP.

          (qqq)    "NYSE" means the New York Stock Exchange, Inc.

          (rrr)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (sss)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III to the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restrictions on adjustments to the Conversion Price (as defined in the 7.0% Statements) of the 7.0% Preferred Stock as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (ttt)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote.

          (uuu)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (vvv)    "Officers' Certificate" means a certificate signed by two Officers.

          (www)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (xxx)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

Annex I-15

          (yyy)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (zzz)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (aaaa)    "Original Issue Date" means March 30, 2007.

          (bbbb)    "Parity Stock" means the 7.0% Preferred Stock, the Hybrid Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (cccc)    "Permitted Redemption Price" has the meaning set forth in Section 8(a).

          (dddd)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (eeee)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (ffff)    "Preferred Directors" means the members of the Board of Directors elected by the holders of the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock in accordance with the respective Statements of Designation therefor.

          (gggg)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (hhhh)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (iiii)    "Purchase Date" has the meaning set forth in Section 9(c)(iii)(C).

          (jjjj)    "Purchase Price" has the meaning set forth in Section 9(c)(ii).

          (kkkk)    "Redemption Date" has the meaning set forth in Section 8(b).

          (llll)    "Redemption Notice" has the meaning set forth in Section 8(b).

          (mmmm)    "Redemption Price" has the meaning set forth in Section 8(b).

          (nnnn)    "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

          (oooo)    "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Subsidiary of the Company existing on the Original Issue Date or Incurred in

Annex I-16

  compliance with this Statement, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

            (i)    such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

            (ii)   such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

            (iii)  such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; and

            (iv)  if the Indebtedness being Refinanced is subordinated in right of payment to the Senior Notes, such Refinancing Indebtedness is subordinated in right of payment to the Senior Notes at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Subsidiary of the Company that Refinances Indebtedness of the Company or (B) Indebtedness of the Company that Refinances Indebtedness of a Subsidiary.

          (pppp)    "Register" has the meaning set forth in Section 4(b).

          (qqqq)    "Related Business" means any Oil and Gas Business and any other business in which the Company or any Subsidiary of the Company was engaged on the Original Issue Date and any business related, ancillary or complementary to such business.

          (rrrr)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of Hybrid Preferred Stock, voting together as a single class.

          (ssss)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (tttt)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (uuuu)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (vvvv)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (wwww)    "Senior Notes" means the 7 1/4% Senior Notes due 2011 issued pursuant to the Senior Indenture.

          (xxxx)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (yyyy)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual

Annex I-17

  Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (zzzz)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (aaaaa)    "Series A-2 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (bbbbb)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ccccc)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ddddd)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (eeeee)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (fffff)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

          (ggggg)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (hhhhh)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (iiiii)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

Annex I-18

          (jjjjj)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (kkkkk)    "Tender Price" has the meaning set forth in Section 4(k).

          (lllll)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (mmmmm)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (nnnnn)    "Transfer Restricted Securities" means each share of Preferred Stock until (i) the date on which the resale of such security has been effectively registered under the Securities Act and

Annex I-19

  disposed of in accordance therewith or (ii) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (ooooo)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (ppppp)    "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than U.S. dollars, at any time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          (qqqqq)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (rrrrr)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (sssss)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 11(e)), on each Dividend Payment Date cash dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the sum of (i) the Liquidation Preference and (ii) Accumulated Dividends as of the Dividend Payment Date on which such dividend is required to be paid, subject to increase as set forth in Sections 3(b) and 3(c). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock, as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the sum of (i) the Liquidation Preference and (ii) Accumulated Dividends as of the applicable Dividend Payment Date on which such dividend is required to be paid in respect of such share. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

Annex I-20

          (b)   Subject to Section 7(a), if the NYSE Shareholder Approval shall not have been obtained by the 180th day after the Original Issue Date, subject to extension as set forth in Section 7(b) (a "Conversion Default"), then the Dividend Rate shall be increased by 0.50% per annum for the first 90-day period from and including the date on which the Conversion Default shall occur, and thereafter for each subsequent 90-day period at an additional rate of 0.50% per annum (up to a maximum rate of 18.00% per annum), through but excluding the date on which the Conversion Default shall have been cured or waived by the Required Holders.

          (c)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(b) to serve through and including the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements;

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (vii) of the definition thereof, for which the increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided that the Dividend Rate shall not be increased pursuant to this Section 3(c)(iii) in connection with a Conversion Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(c)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(c)(iii).

          (d)   Accumulated Dividends for any past dividend periods may be authorized or declared and paid at any time and for any such interim periods, without reference to any regular Dividend Payment Date, to Holders of record on the Dividend Record Date for such dividend of Accumulated Dividends. No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends (including any Accumulated Dividends) for all preceding dividend periods have been declared and paid, or declared and a sufficient sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock (or, in the case of the Convertible Preferred Stock, added to the Liquidation Preference thereof as permitted by the terms thereof). Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred

Annex I-21

  Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (e)   No dividends, rights offers or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries while the Preferred Stock is outstanding. The restrictions set forth in this Section 3(e) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options.

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to 101% of the Liquidation Preference as of the Change of Control Payment Date, plus Accumulated Dividends and Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4.

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vi)  that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

Annex I-22

            (vii) that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (viii)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (ix)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $200 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 11(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the

Annex I-23

  Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends shall) be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date shares of Hybrid Preferred Stock with an aggregate Liquidation Preference of less than $200 million remain outstanding, the Company shall have the right to redeem all, but not less than all, such remaining shares of Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends through the Redemption Date, in immediately available funds. In the event of a redemption pursuant to this Section 4(j), the Company shall follow the procedures for redemption in Section 8(d) through Section 8(h), except that the Redemption Price shall be as provided in this Section 4(j) and the Redemption Notice shall be given not more than thirty (30) nor less than fifteen (15) days prior to the date of redemption.

          (k)   If any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) consummates a tender offer to acquire more than 50% of the total Voting Stock at a price per share of Common Stock or common stock equivalent (the "Tender Price") of greater than the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements, then, within thirty (30) days after the Change of Control Payment Date (as it may be extended pursuant to Section 4(c)) with respect to the Change of Control Offer following such tender offer, the Company shall issue to each Holder of Preferred Stock as of the close of business on the last day that shares may be tendered in the tender offer (without payment therefor), for all such shares of Preferred Stock so held, that number of additional shares of Preferred Stock having a liquidation preference equal to the product of (i) such number of shares of Preferred Stock so held multiplied by (ii) the remainder of the Tender Price minus the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements multiplied by (iii) the quotient of $10,000 divided by the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements. No such shares of Preferred Stock shall be issued pursuant to this Section 4(k) to any Holder of Preferred Stock that requires the Company to purchase any of its shares of Preferred Stock pursuant to the related Change of Control Offer.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(c)(i) or pursuant to the other Hybrid Statement or the 7.0% Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Hybrid Preferred Stock or 7.0%

Annex I-24

  Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Hybrid Preferred Stock and 7.0% Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Hybrid Preferred Stock or 7.0% Preferred Stock may designate in writing one holder of Hybrid Preferred Stock or 7.0% Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of Hybrid Preferred Stock or 7.0% Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Hybrid Preferred Stock and 7.0% Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(b) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (c)   In exercising the voting rights set forth in this Section 5, each share of Preferred Stock shall have one vote per share.

          (d)   So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date into Preferred Stock in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon the conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not issue shares of any class or series of Disqualified Junior Stock without the affirmative vote of the Required Holders, given in person or by proxy;

            (iii)  the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise that would adversely affect the liquidation preference, redemption price, Mandatory Redemption Date, Change of Control Price,

Annex I-25

    dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements or the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy;

            (v)   the affirmative vote of the Required Holders, given in person or by proxy, shall be required to approve any consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which (i) the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction or (ii) the Board of Directors (excluding any Preferred Directors or Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors immediately following such merger or consolidation, unless each Holder of Preferred Stock receives in the merger or consolidation the consideration it would have received had it been able to convert its Preferred Stock into Common Stock (on the conversion terms that would be applicable to the Preferred Stock following the NYSE Approval Date) immediately prior to the merger or consolidation; and

            (vi)  the affirmative vote of the Required Holders, given in person or by proxy, shall be required to approve any sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets to a "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act), unless each Holder of Preferred Stock receives, out of the proceeds of such sale, lease or transfer paid to the shareholders of the Company in connection with such sale, lease or transfer, the dividend or distribution, if any, it would have received had it been able to convert its Preferred Stock into Common Stock (on the conversion terms that would be applicable to the Preferred Stock following the NYSE Approval Date) immediately prior to such dividend or distribution.

          (e)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the date of Liquidation, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or

Annex I-26

  consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Submission of NYSE Shareholder Approval.

          (a)   The Company shall take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Shareholder Meeting as promptly as practicable but no later than one hundred and eighty (180) days after the Original Issue Date to submit the NYSE Approval Proposal for approval by the requisite vote of the shareholders of the Company. At any time on or after the Triggering Date, (i) the Company shall not submit the NYSE Approval Proposal for shareholder approval unless the Required Holders have approved such submission in writing and (ii) the Company shall submit the NYSE Approval Proposal for shareholder approval upon receipt of a written request by the Required Holders for such submission. If the Required Holders have so approved or requested such submission, the Company shall submit such proposal for shareholder approval and adoption at a future meeting of its shareholders chosen jointly by the Company and the Required Holders. Following the Triggering Date, if the Required Holders fail, within 30 days of a written request by the Company to the Holders (such written request to specify in reasonable detail the Company's proposed submission of the NYSE Approval Proposal for shareholder approval), to permit a submission of the NYSE Approval Proposal for shareholder approval requested by the Company, then until the earlier of (A) such time as the Required Holders approve such submission and (B) 180 days after the date the Company's written request is received by the Holders, any further Dividend Rate increase pursuant to Section 3(b) shall be suspended. Following the expiration of the 180 day period described in clause (B) of the immediately preceding sentence above, the Company shall be permitted to repeat its request for the approval of the Required Holders in accordance with the immediately preceding sentence; provided, however, that there shall be no suspension of any Dividend Rate increase pursuant to Section 3(b) in accordance with the immediately preceding sentence after the initial 180 day period described in clause (B) of the immediately preceding sentence (and, for the avoidance of doubt, the Dividend Rate will thereafter continue to increase as provided in Section 3(b) up to a maximum rate of 18.00% per annum). In connection with each meeting of shareholders at which the NYSE Approval Proposal is submitted for a vote of the shareholders of the Company, to the fullest extent permitted by applicable Law, (I) the Board of Directors shall recommend that its shareholders vote in favor of the NYSE Approval Proposal and (II) neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to the holders of the Hybrid Preferred Stock and the 7.0% Preferred Stock, the recommendation of the Board of Directors that the holders of Common Stock vote in favor of the NYSE Approval Proposal; provided, that at any time prior to obtaining the such shareholder approval the Board of Directors may withdraw such recommendation if such Board of Directors determines in good faith (after consultation with outside counsel) that failure to take such action violates its fiduciary duties under applicable law. The Company shall take all lawful action to solicit from the shareholders proxies in favor of the NYSE Approval Proposal and take all other action necessary or advisable to secure the vote or

Annex I-27

  consent of the shareholders that are required by the rules of the NYSE and applicable law, including, if necessary or appropriate, adjourning the Shareholder Meeting to solicit additional proxies.

          (b)   Upon the occurrence of any previously announced pending or completed corporate development, the disclosure of which would be required to be disclosed in, or incorporated by reference into, the proxy statement with respect to the Shareholder Meeting, the Company may, to the extent deemed necessary in the reasonable judgment of the Board of Directors (which judgment shall be evidenced in a resolution), elect to postpone the Shareholder Meeting until such time as the information required for such disclosure or incorporation by reference is available for inclusion in such proxy statement, but in any event to a date not later than three hundred and sixty (360) days after the Original Issue Date.

          (c)   All Accumulated Dividends and Accrued Dividends through the NYSE Approval Date, shall be paid in cash within five (5) Trading Days after the NYSE Approval Date to the Holders of Preferred Stock on the NYSE Approval Date; provided that if the NYSE Approval Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends in the amount set forth in this Section 7 shall) be payable to Holders following the NYSE Approval Date.

        8.    Redemption.

          (a)   The shares of Hybrid Preferred Stock may not be redeemed without the affirmative vote of the Required Holders, given in person or by proxy. If the Required Holders approve the redemption of the Hybrid Preferred Stock, the Company may redeem all, but not less than all, shares of Hybrid Preferred Stock then outstanding, for cash at a price per share equal to 100% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the date of redemption (the "Permitted Redemption Price"), in immediately available funds.

          (b)   In the event of a redemption pursuant to Section 8(a), the Company shall give irrevocable notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register. Such notice shall be given not more than sixty (60) nor less than thirty (30) days before the date fixed for redemption (the "Redemption Date"), and shall state:

            (i)    the Redemption Date;

            (ii)   the amount of the Permitted Redemption Price (the "Redemption Price");

            (iii)  that the redemption is pursuant to Section 8(a);

            (iv)  that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

            (v)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

            (vi)  that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

            (vii) the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

Annex I-28

          (c)   Each Holder of shares of Preferred Stock called for redemption pursuant to Section 8(a) shall surrender the certificate or certificates representing such shares to the Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

          (d)   On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate and accrue, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in Section 8(b) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

          (e)   In order to facilitate the redemption of shares of Preferred Stock pursuant to Section 8(a), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than sixty (60) days or less than thirty (30) days prior to the applicable Redemption Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

        9.    Protective Covenants.

          (a)    Limitation on Line of Business.    The Company shall not, and shall not permit any Subsidiary to, engage in any business other than the Oil and Gas Business and any other business in which the Company or any of its Subsidiaries was engaged on the Original Issue Date and any business related, ancillary or complementary to such business.

          (b)    Limitation on Indebtedness.

            (i)    For so long as any shares of Preferred Stock are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Company and any of its Subsidiaries shall be entitled to Incur Indebtedness if, on the date of such Incurrence and after giving effect thereto on a pro forma basis, the Consolidated EBITDA Ratio exceeds 2.5 to 1.

            (ii)   Notwithstanding the foregoing paragraph (i), the Company and any of its Subsidiaries shall be entitled to Incur any or all of the following Indebtedness:

              (A)  Indebtedness Incurred by the Company and any Subsidiary of the Company pursuant to (1) the Credit Facility, provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this clause (ii)(A)(1) and then outstanding does not exceed an amount equal to the

Annex I-29

      greater of (x) $1.0 billion less the sum of all principal payments with respect to such Indebtedness pursuant to Section 9(c)(i)(C)(1) and (y) 40% of ACNTA as of the date of such Incurrence and (2) the EPOP Credit Facility, provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this clause (ii)(A)(2) and then outstanding does not exceed an amount equal to the greater of (x) $1.3 billion less the sum of all principal payments with respect to such Indebtedness pursuant to Section 9(c)(i)(C)(1) and (y) 40% of ACNTA as of the date of such Incurrence;

              (B)  Indebtedness owed by the Company to any Wholly Owned Subsidiary of the Company in the ordinary course of business and consistent with past practices; provided, that any subsequent transfer of such Indebtedness (other than to the Company or any other Wholly Owned Subsidiary of the Company) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company and such transfer shall not be permitted if such Incurrence is not then permitted;

              (C)  Indebtedness evidenced by or arising under the Senior Notes and the Senior Indenture outstanding on the Original Issue Date;

              (D)  Indebtedness outstanding on the Original Issue Date (other than Indebtedness described in clause (A), (B) or (C) of this Section 9(b)(ii));

              (E)  Indebtedness of a Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company); provided, however, that on the date of such acquisition and after giving pro forma effect thereto, the Company would have been able to Incur at least $1.00 of additional Indebtedness pursuant to Section 9(b)(i);

              (F)  Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (C), (D) or (E) of this Section 9(b)(ii) or this clause (F); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (E) of this Section 9(b)(ii), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

              (G)  Hedging Obligations consisting of Interest Rate Agreements directly related to Indebtedness permitted to be Incurred by the Company and its Subsidiaries pursuant to this Section 9(b);

              (H)  Hedging Obligations consisting of Oil and Natural Gas Hedging Contracts and Currency Agreements entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business of the Company and its Subsidiaries;

              (I)   obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any of its Subsidiaries in the ordinary course of business;

              (J)   Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of its Incurrence;

Annex I-30

              (K)  Indebtedness consisting of any Guarantee by the Company or any of its Subsidiaries of Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (A), (C), (D), (M) or (N) of this Section 9(b)(ii) or pursuant to clause (F) of this Section 9(b)(ii) to the extent the Refinancing Indebtedness Incurred thereunder directly or indirectly Refinances Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (A), (C), (D), (M) or (N) of this Section 9(b)(ii);

              (L)  in-kind obligations relating to net oil or natural gas balancing positions arising in the ordinary course of business;

              (M) Indebtedness (including Capital Lease Obligations) Incurred by the Company or any of its Subsidiaries to finance the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of such Person not more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of such property, plant or equipment, in an aggregate principal amount which, when added together with the amount of Indebtedness previously Incurred pursuant to this clause (M) and then outstanding, does not exceed $10.0 million;

              (N)  Indebtedness of a Foreign Subsidiary in an aggregate principal amount which, when added together with the amount of Indebtedness previously Incurred pursuant to this clause (N) and then outstanding, does not exceed $5.0 million; and

              (O)  Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount which, when taken together with all other Indebtedness of the Company and its Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (A) through (N) of this Section 9(b)(ii) or Section 9(b)(i)), does not exceed $20.0 million.

            (iii)  For purposes of determining compliance with this Section 9(b), (A) any Indebtedness outstanding under the Credit Facility and the EPOP Credit Facility on the Original Issue Date will be treated as Incurred on the Original Issue Date under Section 9(b)(ii)(A); (B) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the types of Indebtedness described herein, the Company, in its sole discretion, shall classify such item of Indebtedness (or any portion thereof) at the time of Incurrence and shall only be required to include the amount and type of such Indebtedness in one of the above clauses (provided, however, that any Indebtedness originally classified as Incurred pursuant to Section 9(b)(ii)(O) may later be reclassified as having been Incurred pursuant to Section 9(b)(i) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 9(b)(i) at the time of such reclassification); and (C) at the time of Incurrence, the Company shall be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described herein.

            (iv)  For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness shall be the U.S. Dollar Equivalent determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to U.S. dollars covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollars shall be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced shall be the U.S. Dollar Equivalent of the Indebtedness Refinanced, except to the extent that (A) such U.S. Dollar Equivalent was determined based on a Currency Agreement, in which case the Refinancing

Annex I-31

    Indebtedness shall be determined in accordance with the preceding sentence, and (B) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent of such excess shall be determined on the date such Refinancing Indebtedness is Incurred.

          (c)    Limitation on Sales of Assets and Subsidiary Stock.

            (i)    For so long as any shares of Preferred Stock are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate any Asset Disposition unless:

              (A)  the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors, of the shares and assets subject to such Asset Disposition;

              (B)  at least 75% of the consideration received by the Company or such Subsidiary therefrom is in the form of cash or cash equivalents, oil and natural gas properties or other assets to be used by the Company or any of its Subsidiaries in the Oil and Gas Business or the Capital Stock of a Person that is engaged in the Oil and Gas Business and that becomes a Subsidiary of the Company (provided, however, that the 75% limitation referred to herein shall be deemed satisfied with respect to any Asset Disposition in which the cash or cash equivalents portion of the consideration received therefrom, determined in accordance with the foregoing provision on an after-tax basis, is equal to or greater than what the after-tax cash proceeds would have been had such Asset Disposition complied with such 75% limitation); and

              (C)  an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Subsidiary, as the case may be):

                (1)   to the extent the Company elects (or is required by the terms of any Indebtedness or Senior Stock), to prepay, repay, redeem or purchase (x) Senior Stock or (y) Indebtedness of the Company or any of its Subsidiaries other than Indebtedness owed to the Company or any of its Subsidiaries, in the case of either clause (x) or clause (y), within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash;

                (2)   to the extent the Company elects, to acquire Additional Assets or to make capital expenditures in the Oil and Gas Business, in each case within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash (provided, that this requirement shall be deemed to be satisfied if an agreement (including a lease, whether a capital lease or an operating lease) committing to make the acquisitions or expenditures referred to therein is entered into by the Company or any of its Subsidiaries within the time period specified herein and such Net Available Cash is subsequently applied in accordance with such agreement within six months following such agreement);

                (3)   to the extent of the balance of such Net Available Cash after any application in accordance with either or both of clauses (1) and (2), to make an offer to the holders of the Senior Notes (and to holders of other Indebtedness of the Company or any of its Subsidiaries) to purchase the Senior Notes (and such other Indebtedness of the Company or any of its Subsidiaries) pursuant to and subject to the conditions of the Senior Indenture; and

Annex I-32

                (4)   within 10 Trading Days after the application of Net Available Cash in accordance with clause (3), to the extent of the balance of such Net Available Cash and subject to any restrictions on the use thereof set forth in the Credit Facility or the Senior Indenture provided, that, for the avoidance of doubt, any application of Net Available Cash shall remain subject to clause (2) above, to make an Asset Sale Offer to the Holders of the Preferred Stock (and to holders of any other Parity Stock to the extent required by the terms thereof) to purchase the Preferred Stock (and such other Parity Stock to the extent required by the terms thereof) pursuant to and subject to the conditions of Section 9(c)(ii);

    provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (1) or (3) above, the Company or such Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased.

Notwithstanding the foregoing provisions of this Section 9(c), neither the Company nor any of its Subsidiaries shall be required to apply any Net Available Cash in accordance with this Section 9(c)(i) except to the extent that the aggregate Net Available Cash from all Asset Dispositions which is not applied in accordance with this Section 9(c)(i) exceeds $15.0 million (which lesser amount shall be carried forward for purposes of determining whether an Asset Sale Offer is required with respect to the Net Available Cash from any subsequent Asset Disposition). Pending application of Net Available Cash pursuant to this Section 9(c)(i), such Net Available Cash shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit Indebtedness.

For the purposes of this Section 9(c)(i), the following are deemed to be cash or cash equivalents: (i) the assumption of Indebtedness of the Company or any of its Subsidiaries (other than obligations in respect of Disqualified Stock of the Company or any of its Subsidiaries) and the release of the Company or such Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (ii) securities received by the Company or any of its Subsidiaries from the transferee that are promptly converted by the Company or such Subsidiary into cash, to the extent of the cash received in that conversion.

            (ii)   In the event of an Asset Disposition that requires the purchase of Preferred Stock (and any other Parity Stock to the extent required by the terms thereof) pursuant to Section 9(c)(i)(C)(4), the Company shall purchase all shares of Preferred Stock properly tendered pursuant to an offer by the Company for the Preferred Stock (and any other Parity Stock to the extent required by the terms thereof) (the "Asset Sale Offer") at a purchase price of 100% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the Purchase Date (the "Purchase Price")(or, in respect of such other Parity Stock, such price as may be provided for by the terms of such Parity Stock), in accordance with the procedures set forth in Section 9(c)(iii); provided, however, that the procedures for making an offer to holders of other Parity Stock will be as provided for by the terms of such Parity Stock. If the aggregate purchase price of the shares of Preferred Stock and Parity Stock tendered pursuant to the Asset Sale Offer exceeds the Net Available Cash allotted to their purchase, the Company shall select the shares of Preferred Stock and Parity Stock to be purchased on a pro rata basis. Upon completion of an Asset Sale Offer, Net Available Cash shall be deemed to be reduced by the aggregate amount of such Asset Sale Offer (whether or not accepted) and any then remaining Net Available Cash following such Asset Sale Offer may be used for any purpose not prohibited by this Statement.

            (iii)  Within ten (10) days after the Company becomes obligated to make an Asset Sale Offer, the Company shall give notice of such Asset Sale Offer (the "Asset Sale Offer Notice")

Annex I-33

    by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the Register. Such Asset Sale Offer Notice shall state:

              (A)  the event causing such Asset Sale Offer and the effective date of such Asset Disposition;

              (B)  that an Asset Sale Offer is being made pursuant to this Section 9(c) and that, subject to the limitations set forth in this Section 9(c), all shares of Preferred Stock tendered will be accepted for payment;

              (C)  the Purchase Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the Asset Sale Offer Notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Asset Sale Offer is commenced (such termination date, the "Purchase Date");

              (D)  that any shares of Preferred Stock not tendered for payment pursuant to the Asset Sale Offer shall continue to accrue dividends in accordance with the terms thereof;

              (E)  that, unless the Company defaults in the payment of the Purchase Price, all shares of Preferred Stock accepted for payment pursuant to the Asset Sale Offer shall cease to accrue dividends on the Purchase Date;

              (F)  that any Holder electing to have shares of Preferred Stock repurchased in the Asset Sale Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Asset Sale Offer Notice prior to the close of business on the Purchase Date;

              (G)  that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

              (H)  that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued new shares of Preferred Stock for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

              (I)   the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

            (iv)  On the Purchase Date, the Company shall, to the extent of funds legally available therefor (subject to Section 11(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Asset Sale Offer. On the Business Day immediately following the Purchase Date, the Company shall deposit with a paying agent an amount equal to the aggregate Purchase Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Purchase Price for such shares and the unpurchased shares of Preferred Stock surrendered, if any.

            (v)   The Company shall make a public announcement of the results of the Asset Purchase Offer on or as soon as practicable after the Purchase Date.

            (vi)  Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Asset Sale Offer Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

Annex I-34

            (vii) The Asset Sale Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 9(c), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9(c) by virtue thereof.

            (viii)   If a Purchase Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends shall) be payable to Holders who tender shares of Preferred Stock pursuant to the Asset Sale Offer.

        10.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 10(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)   Execution and Authentication. Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred

Annex I-35

  Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate.

The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (A)  shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (B)  is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (2) below, and is accompanied by the following additional information and documents, as applicable:

                (1)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

                (2)   if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit B hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 10(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock

Annex I-36

    and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit B hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 10(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 10(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (A)  DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

              (B)  DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (C)  the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

Annex I-37

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

    "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

    "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (A)  in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (B)  in the case of any Transfer Restricted Security that is represented by Global Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted

Annex I-38

      Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit B hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 10.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and

Annex I-39

    to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        11.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

Annex I-40

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 9(c)(iv)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

Annex I-41

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE& CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

Annex I—A-1

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series A-1 Hybrid Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

        In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

Annex I—B-1

ANNEX II

ADDITIONAL TERMS
OF
SERIES A-1 HYBRID PREFERRED STOCK
OF
EXCO RESOURCES, INC.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Accumulated Dividends" means, with respect to any share of Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends on such share from the Original Issue Date to, but excluding, the most recent Dividend Payment Date that occurred on or prior to such date.

          (e)   "Additional Assets" means (i) any property, plant or equipment or other assets (including Capital Stock of a Person engaged in a Related Business) used in a Related Business, (ii) the Capital Stock of a Person that becomes a Subsidiary of the Company as a result of the acquisition of such Capital Stock by the Company or another Subsidiary of the Company, or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Subsidiary; provided, however, that any such Subsidiary described in clause (ii) or (iii) above is primarily engaged in a Related Business.

          (f)    "Additional Directors" has the meaning set forth in Section 3(c)(i).

          (g)   "Adjusted Consolidated Net Tangible Assets" or "ACNTA" means (without duplication), as of the date of determination:

            (i)    the sum of:

              (A)  discounted future net revenue from proved crude oil and natural gas reserves of the Company and its Subsidiaries calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated in a reserve report prepared as of the end of the fiscal year ending at least 45 days prior to the date of determination, which reserve report is prepared or audited by independent petroleum engineers, as increased by, as of the date of determination, the discounted future net revenue calculated in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report) of:

                (1)   estimated proved crude oil and natural gas reserves of the Company and its Subsidiaries attributable to acquisitions consummated since the date of such reserve report, and

                (2)   estimated crude oil and natural gas reserves of the Company and its Subsidiaries attributable to extensions, discoveries and other additions and upward determinations of estimates of proved crude oil and natural gas reserves (including previously estimated development costs incurred during the period and the accretion of discount since the prior period end) due to exploration, development or

Annex II-1

        exploitation, production or other activities which reserves were not reflected in such reserve report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such year end reserve report), and decreased by, as of the date of determination, the discounted future net revenue attributable to:

                (3)   estimated proved crude oil and natural gas reserves of the Company and its Subsidiaries reflected in such reserve report produced or disposed of since the date of such reserve report, and

                (4)   reductions in the estimated oil and natural gas reserves of the Company and its Subsidiaries reflected in such reserve report since the date of such reserve report attributable to downward determinations of estimates of proved crude oil and natural gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the date of such reserve report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such reserve report);

    provided, however, that, in the case of each of the determinations made pursuant to clauses (1) through (4), such increases and decreases shall be estimated by the Company's engineers, except that if as a result of such acquisitions, dispositions, discoveries, extensions or revisions, there is a Material Change, then such increases and decreases in the discounted future net revenue shall be confirmed in writing by an independent petroleum engineer;

              (B)  the capitalized costs that are attributable to crude oil and natural gas properties of the Company and its Subsidiaries to which no proved crude oil and natural gas reserves are attributed, based on the Company's books and records as of a date no earlier than the end of the most recent fiscal quarter for which financial statements of the Company have been made publicly available prior to the date of determination;

              (C)  the Net Working Capital as of the end of the most recent fiscal quarter ending at least 45 days prior to the date of determination; and

              (D)  the greater of (1) the net book value as of a date no earlier than the end of the most recent fiscal quarter ending at least 45 days prior to the date of determination and (2) the appraised value, as estimated by independent appraisers, of all other tangible assets, including mineral rights held under leases or other contractual arrangements, of the Company and its Subsidiaries as of a date no earlier than the most recent fiscal year ending at least 45 days prior to the date of determination (provided, however, that the Company shall not be required to obtain such an appraisal of such assets if no such appraisal has been performed); minus

            (ii)   to the extent not otherwise taken into account in the immediately preceding clause (i), the sum of

              (A)  minority interests;

              (B)  any natural gas balancing liabilities of the Company and its Subsidiaries reflected in the Company's latest audited consolidated financial statements;

              (C)  the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's year-end reserve report), attributable to reserves subject to participation interests, overriding royalty interests or other interests

Annex II-2

      of third parties, pursuant to participation, partnership, vendor financing or other agreements then in effect, or which otherwise are required to be delivered to third parties;

              (D)  the discounted future net revenue calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's year-end reserve report), attributable to reserves that are required to be delivered to third parties to fully satisfy the obligations of the Company and its Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto; and

              (E)  the discounted future net revenue, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar Denominated Production Payments that, based on the estimates of production included in determining the discounted future net revenue specified in the immediately preceding clause (i) (A) (utilizing the same prices utilized in the Company's year-end reserve report), would be necessary to satisfy fully the obligations of the Company and its Subsidiaries with respect to Dollar Denominated Production Payments on the schedules specified with respect thereto.

Whether or not the Company uses the successful efforts method of accounting or the full cost (or similar method) method of accounting, ACNTA will be calculated as if the Company were using the full cost (or similar method) method of accounting.

          (h)   "Agent Members" has the meaning set forth in Section 10(a)(iv).

          (i)    "Articles of Incorporation" has the meaning set forth in the recitals.

          (j)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

Annex II-3

          (k)   "Asset Sale Offer" has the meaning set forth in Section 9(c)(ii).

          (l)    "Asset Sale Offer Notice" has the meaning set forth in Section 9(c)(iii).

          (m)  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (n)   "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by (ii) the sum of all such payments.

          (o)   "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (p)   "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (q)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (r)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (s)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (t)    "Certificated Preferred Stock" has the meaning set forth in Section 10(a)(ii).

          (u)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such

Annex II-4

    consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (v)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (w)  "Change of Control Offer" has the meaning set forth in Section 4(a).

          (x)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (y)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (z)   "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of Hybrid Preferred Stock and 7.0% Preferred Stock, voting together as a single class.

          (aa)    "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (bb)    "Company" has the meaning set forth in the recitals.

          (cc)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (A)  the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

              (B)  amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in

Annex II-5

calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (dd)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (A)  if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (B)  if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (C)  if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (D)  if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder,

Annex II-6

      which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (E)  if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (ee)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

Annex II-7

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ff)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (B)  the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (B)  the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

Annex II-8

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (gg)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (hh)    "Conversion Default" has the meaning set forth in Section 3(b).

          (ii)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (jj)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (kk)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (ll)    "Default" means (i) the Company's failure to pay any dividend on the Hybrid Preferred Stock on the applicable Dividend Payment Date, (ii) the Company's violation of Section 3(c)(ii), Section 3(d) or Section 3(e) of this Statement, (iii) the Company's failure to comply with its obligations under Section 4 of this Statement (other than the failure to purchase the Hybrid Preferred Stock as required under Section 4 of this Statement), (iv) the Company's failure to comply with its obligations under Section 8 of this Statement (other than the failure to redeem the Hybrid Preferred Stock as required by Section 8 of this Statement), (v) the Company's failure to purchase or redeem the Hybrid Preferred Stock when required under Section 4 or Section 8 of this Statement, (vi) the Company's failure to comply with its obligations under Section 9 of this Statement or (vii) the failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange, and, in the case of clauses (iii), (iv) and (vi), such default continues for 30 days after the Company's receipt of a Default Notice.

Annex II-9

          (mm)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the Holders of 25% or more of the then-outstanding shares of Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (nn)    "Disqualified Junior Stock" means, any Junior Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    requires the payment of cash dividends;

            (ii)   matures or is mandatorily redeemable (other than redeemable only for Capital Stock which is not itself Disqualified Junior Stock) pursuant to a sinking fund obligation or otherwise;

            (iii)  is convertible or exchangeable at the option of the holder for Indebtedness, Disqualified Junior Stock or Disqualified Stock; or

            (iv)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to the 91st day after the Mandatory Redemption Date or the Conversion; provided, however, that any Junior Stock that would not constitute Disqualified Junior Stock but for the provisions thereof giving holders thereof the right to require the Company to purchase or redeem such Junior Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the 91st day after the Mandatory Redemption Date or the Conversion shall not constitute Disqualified Junior Stock if (A) the "asset sale" or "change of control" provisions applicable to such Junior Stock are not more favorable to the holders of such Junior Stock than the terms applicable to the Hybrid Preferred Stock contained in Section 9(c) and Section 4, respectively, of Annex I and Annex II to the Hybrid Statements, and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

          (oo)    "Disqualified Stock" means, with respect to any Person, any Capital Stock (other than the Hybrid Preferred Stock) which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Section 9(c) and Section 4, respectively, of Annex I and Annex II to the Hybrid Statements and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

Annex II-10

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined as provided in this Statement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (pp)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (qq)    "Dividend Rate" means, for any period, 11.0% per annum.

          (rr)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (ss)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (tt)    "DTC" means The Depository Trust Company.

          (uu)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (vv)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (ww)    "Foreign Subsidiary" means any Subsidiary of the Company that is not organized under the laws of the United States of America or any State thereof or the District of Columbia.

          (xx)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and

Annex II-11

    computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (yy)    "Global Preferred Stock" has the meaning set forth in Section 10(a)(iii).

          (zz)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (aaa)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (bbb)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (ccc)    "Hybrid Preferred Stock" means, collectively, the Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (ddd)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (eee)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (fff)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through

Annex II-12

    (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (ggg)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (hhh)    "Issue Date" means with respect to a share of Preferred Stock, the date of issuance of such shares of Preferred Stock.

          (iii)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (jjj)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

Annex II-13

          (kkk)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (lll)    "Liquidation Preference" means, with respect to each share of Preferred Stock, $10,000.00.

          (mmm)    "Mandatory Redemption Date" has the meaning set forth in Section 8(a).

          (nnn)    "Mandatory Redemption Price" has the meaning set forth in Section 8(a).

          (ooo)    "Material Change" means an increase or decrease (excluding changes that result solely from changes in prices and changes resulting from the incurrence of previously estimated development costs) of more than 50% during a fiscal quarter in the discounted future net revenues from proved oil and natural gas reserves of the Company and its Subsidiaries, calculated in accordance with clause (i)(A) of the definition of ACNTA; provided, however, that the following will be excluded from the calculation of Material Change:

            (i)    any acquisitions during the fiscal quarter of oil and natural gas reserves that have been estimated by independent petroleum engineers and with respect to which a report or reports of such engineers exist; and

            (ii)   any disposition of properties existing at the beginning of such fiscal quarter that have been disposed of in compliance with the covenant described under Section 9(c).

          (ppp)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (qqq)    "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and cash proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form), in each case net of (without duplication):

            (i)    all legal, title and recording tax expenses, commissions and other fees and expenses Incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition;

            (ii)   all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition;

            (iii)  all distributions and other payments required to be made to minority interest holders in Subsidiaries of the Company as a result of such Asset Disposition;

            (iv)  the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Subsidiary of the Company after such Asset Disposition; and

            (v)   any portion of the purchase price from an Asset Disposition placed in escrow, whether as a reserve for adjustment of the purchase price, for satisfaction of indemnities in respect of such Asset Disposition or otherwise in connection with that Asset Disposition; provided, however, that upon the termination of that escrow, Net Available Cash will be

Annex II-14

    increased by any portion of funds in the escrow that are released to the Company or any Subsidiary of the Company.

          (rrr)    "Net Working Capital" of the Company means:

            (i)    all current assets of the Company and its Subsidiaries, except current assets from commodity price risk management activities arising in the ordinary course of business; minus

            (ii)   all current liabilities of the Company and its Subsidiaries, except current liabilities included in Indebtedness and current liabilities from commodity price risk management activities arising in the ordinary course of business, determined in accordance with GAAP.

          (sss)    "NYSE" means the New York Stock Exchange, Inc.

          (ttt)    "NYSE Approval Date" means the date on which the NYSE Shareholder Approval is obtained.

          (uuu)    "NYSE Approval Proposal" means the proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III to the Hybrid Statements, including the convertibility of the Hybrid Preferred Stock into Common Stock, (ii) the issuance of all of the shares of Common Stock issuable upon the conversion of the Hybrid Preferred Stock and (iii) the removal of the restrictions on adjustments to the Conversion Price (as defined in the 7.0% Statements) of the 7.0% Preferred Stock as set forth in Section 10 of the 7.0% Statements, each in accordance with the rules of the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed.

          (vvv)    "NYSE Shareholder Approval" means the requisite approval of the NYSE Approval Proposal, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote.

          (www)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (xxx)    "Officers' Certificate" means a certificate signed by two Officers.

          (yyy)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

Annex II-15

          (zzz)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

          (aaaa)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (bbbb)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (cccc)    "Optional Redemption Price" has the meaning set forth in Section 8(b).

          (dddd)    "Original Issue Date" means March 30, 2007.

          (eeee)    "Parity Stock" means the 7.0% Preferred Stock, the Hybrid Preferred Stock (other than the Preferred Stock) and any class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (ffff)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (gggg)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (hhhh)    "Preferred Directors" means the members of the Board of Directors elected by the holders of the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock in accordance with the respective Statements of Designation therefor.

          (iiii)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (jjjj)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (kkkk)    "Purchase Date" has the meaning set forth in Section 9(c)(iii)(C).

          (llll)    "Purchase Price" has the meaning set forth in Section 9(c)(ii).

          (mmmm)    "Redemption Date" has the meaning set forth in Section 8(c).

          (nnnn)    "Redemption Notice" has the meaning set forth in Section 8(c).

          (oooo)    "Redemption Price" has the meaning set forth in Section 8(c).

          (pppp)    "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

Annex II-16

          (qqqq)    "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Subsidiary of the Company existing on the Original Issue Date or Incurred in compliance with this Statement, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

            (i)    such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

            (ii)   such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

            (iii)  such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; and

            (iv)  if the Indebtedness being Refinanced is subordinated in right of payment to the Senior Notes, such Refinancing Indebtedness is subordinated in right of payment to the Senior Notes at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Subsidiary of the Company that Refinances Indebtedness of the Company or (B) Indebtedness of the Company that Refinances Indebtedness of a Subsidiary.

          (rrrr)    "Register" has the meaning set forth in Section 4(b).

          (ssss)    "Related Business" means any Oil and Gas Business and any other business in which the Company or any Subsidiary of the Company was engaged on the Original Issue Date and any business related, ancillary or complementary to such business.

          (tttt)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of Hybrid Preferred Stock, voting together as a single class.

          (uuuu)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (vvvv)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (wwww)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (xxxx)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (yyyy)    "Senior Notes" means the 7 1/4% Senior Notes due 2011 issued pursuant to the Senior Indenture.

          (zzzz)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

Annex II-17

          (aaaaa)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (bbbbb)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (ccccc)    "Series A-2 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ddddd)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (eeeee)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (fffff)    "Shareholder Meeting" means the annual or special meeting of shareholders to be called by the Company for the purpose of obtaining the NYSE Shareholder Approval and electing the Preferred Directors.

          (ggggg)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (hhhhh)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

          (iiiii)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (jjjjj)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (kkkkk)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

Annex II-18

          (lllll)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (mmmmm)    "Tender Price" has the meaning set forth in Section 4(k).

          (nnnnn)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

          (ooooo)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (ppppp)    "Transfer Restricted Securities" means each share of Preferred Stock until (i) the date on which the resale of such security has been effectively registered under the Securities Act and

Annex II-19

  disposed of in accordance therewith or (ii) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (qqqqq)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (rrrrr)    "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than U.S. dollars, at any time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          (sssss)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (ttttt)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (uuuuu)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose (subject to Section 11(e)), on each Dividend Payment Date cash dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the sum of (i) the Liquidation Preference and (ii) Accumulated Dividends as of the Dividend Payment Date on which such dividend is required to be paid, subject to increase as set forth in Sections 3(b) and 3(c). Dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock, as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the sum of (i) the Liquidation Preference and (ii) Accumulated Dividends as of the applicable Dividend Payment Date on which such dividend is required to be paid in respect of such share. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

Annex II-20

          (b)   Subject to Section 7(a), if the NYSE Shareholder Approval shall not have been obtained by the 180th day after the Original Issue Date, subject to extension as set forth in Section 7(b) (a "Conversion Default"), then the Dividend Rate shall be increased by 0.50% per annum for the first 90-day period from and including the date on which the Conversion Default shall occur, and thereafter for each subsequent 90-day period at an additional rate of 0.50% per annum (up to a maximum rate of 18.00% per annum), through but excluding the date on which the Conversion Default shall have been cured or waived by the Required Holders.

          (c)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(b) to serve through and including the date on which such Default is cured or waived by the Combined Holders. Notwithstanding the foregoing, upon the occurrence of a Default prior to the date of the Shareholder Meeting at which the initial four Preferred Directors are elected, the number of Additional Directors that may be elected shall be increased by two directors until such Shareholder Meeting. At the Shareholder Meeting at which the initial four Preferred Directors are elected, if the number of Additional Directors then serving on the Board of Directors exceeds four, the Combined Holders shall cause such excess Additional Directors to resign effective as of the date of such Shareholder Meeting. The number of Additional Directors shall not exceed four at any time (or six prior to the Shareholder Meeting at which the initial four Preferred Directors are elected) regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements;

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (vii) of the definition thereof, for which the increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided that the Dividend Rate shall not be increased pursuant to this Section (iii) in connection with a Conversion Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section (iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section (iii).

          (d)   Accumulated Dividends for any past dividend periods may be authorized or declared and paid at any time and for any such interim periods, without reference to any regular Dividend Payment Date, to Holders of record on the Dividend Record Date for such dividend of Accumulated Dividends. No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends (including any Accumulated Dividends) for all preceding dividend periods have been declared and paid, or declared and a sufficient sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock (or, in the case of the Convertible Preferred Stock, added to the Liquidation Preference thereof as permitted by the terms thereof). Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred

Annex II-21

  Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (e)   No dividends, rights offers or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries while the Preferred Stock is outstanding. The restrictions set forth in this Section 3(e) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options.

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to 101% of the Liquidation Preference as of the Change of Control Payment Date, plus Accumulated Dividends and Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4.

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vi)  that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

Annex II-22

            (vii) that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (viii)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (ix)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $200 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 11(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the

Annex II-23

  Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends shall) be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date shares of Hybrid Preferred Stock with an aggregate Liquidation Preference of less than $200 million remain outstanding, the Company shall have the right to redeem all, but not less than all, such remaining shares of Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends through the Redemption Date, in immediately available funds. In the event of a redemption pursuant to this Section 4(j), the Company shall follow the procedures for redemption in Section 8(d) through Section 8(h), except that the Redemption Price shall be as provided in this Section 4(j) and the Redemption Notice shall be given not more than thirty (30) nor less than fifteen (15) days prior to the date of redemption.

          (k)   If any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) consummates a tender offer to acquire more than 50% of the total Voting Stock at a price per share of Common Stock or common stock equivalent (the "Tender Price") of greater than the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements, then, within thirty (30) days after the Change of Control Payment Date (as it may be extended pursuant to Section 4(c)) with respect to the Change of Control Offer following such tender offer, the Company shall issue to each Holder of Preferred Stock as of the close of business on the last day that shares may be tendered in the tender offer (without payment therefor), for all such shares of Preferred Stock so held, that number of additional shares of Preferred Stock having a liquidation preference equal to the product of (i) such number of shares of Preferred Stock so held multiplied by (ii) the remainder of the Tender Price minus the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements multiplied by (iii) the quotient of $10,000 divided by the then-effective conversion price for the Convertible Preferred Stock as set forth in the Convertible Preferred Statements. No such shares of Preferred Stock shall be issued pursuant to this Section 4(k) to any Holder of Preferred Stock that requires the Company to purchase any of its shares of Preferred Stock pursuant to the related Change of Control Offer.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(c)(i) or pursuant to the other Hybrid Statement or the 7.0% Statements, the number of directors constituting the Board of Directors shall be increased by four (or six, as applicable). In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Hybrid Preferred Stock or 7.0%

Annex II-24

  Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Hybrid Preferred Stock and 7.0% Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Hybrid Preferred Stock or 7.0% Preferred Stock may designate in writing one holder of Hybrid Preferred Stock or 7.0% Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of Hybrid Preferred Stock or 7.0% Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Hybrid Preferred Stock and 7.0% Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(b) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

          (c)   In exercising the voting rights set forth in this Section 5, each share of Preferred Stock shall have one vote per share.

          (d)   So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date into Preferred Stock in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date and all shares of 7.0% Preferred Stock issuable upon the conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not issue shares of any class or series of Disqualified Junior Stock without the affirmative vote of the Required Holders, given in person or by proxy;

            (iii)  the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise that would adversely affect the liquidation preference, redemption price, Mandatory Redemption Date, Change of Control Price,

Annex II-25

    dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements or the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy;

            (v)   the affirmative vote of the Required Holders, given in person or by proxy, shall be required to approve any consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which (i) the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction or (ii) the Board of Directors (excluding any Preferred Directors or Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors immediately following such merger or consolidation, unless each Holder of Preferred Stock receives in the merger or consolidation the consideration it would have received had it been able to convert its Preferred Stock into Common Stock (on the conversion terms that would be applicable to the Preferred Stock following the NYSE Approval Date) immediately prior to the merger or consolidation; and

            (vi)  the affirmative vote of the Required Holders, given in person or by proxy, shall be required to approve any sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets to a "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act), unless each Holder of Preferred Stock receives, out of the proceeds of such sale, lease or transfer paid to the shareholders of the Company in connection with such sale, lease or transfer, the dividend or distribution, if any, it would have received had it been able to convert its Preferred Stock into Common Stock (on the conversion terms that would be applicable to the Preferred Stock following the NYSE Approval Date) immediately prior to such dividend or distribution.

          (e)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the date of Liquidation, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or

Annex II-26

  consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Submission of NYSE Shareholder Approval.

          (a)   The Company shall take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Shareholder Meeting as promptly as practicable but no later than one hundred and eighty (180) days after the Original Issue Date to submit the NYSE Approval Proposal for approval by the requisite vote of the shareholders of the Company. At any time on or after the Triggering Date, (i) the Company shall not submit the NYSE Approval Proposal for shareholder approval unless the Required Holders have approved such submission in writing and (ii) the Company shall submit the NYSE Approval Proposal for shareholder approval upon receipt of a written request by the Required Holders for such submission. If the Required Holders have so approved or requested such submission, the Company shall submit such proposal for shareholder approval and adoption at a future meeting of its shareholders chosen jointly by the Company and the Required Holders. Following the Triggering Date, if the Required Holders fail, within 30 days of a written request by the Company to the Holders (such written request to specify in reasonable detail the Company's proposed submission of the NYSE Approval Proposal for shareholder approval), to permit a submission of the NYSE Approval Proposal for shareholder approval requested by the Company, then until the earlier of (A) such time as the Required Holders approve such submission and (B) 180 days after the date the Company's written request is received by the Holders, (1) the Redemption Price pursuant to Section 8(b) and Section 8(c) shall be an amount in cash at a price per share equal to 100% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends through the Redemption Date and (2) any further Dividend Rate increase pursuant to Section 3(b) shall be suspended. Following the expiration of the 180 day period described in clause (B) of the immediately preceeding sentence above, the Company shall be permitted to repeat its request for the approval of the Required Holders in accordance with the immediately preceding sentence; provided, however, that there shall be no suspension of any Dividend Rate increase pursuant to Section 3(b) in accordance with clause (2) of the immediately preceding sentence after the initial 180 day period described in clause (B) of the immediately preceding sentence (and, for the avoidance of doubt, the Dividend Rate will thereafter continue to increase as provided in Section 3(b) up to a maximum rate of 18.00% per annum). In connection with each meeting of shareholders at which the NYSE Approval Proposal is submitted for a vote of the shareholders of the Company, to the fullest extent permitted by applicable Law, (I) the Board of Directors shall recommend that its shareholders vote in favor of the NYSE Approval Proposal and (II) neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to the holders of the Hybrid Preferred Stock and the 7.0% Preferred Stock, the recommendation of the Board of Directors that the holders of Common Stock vote in favor of the NYSE Approval Proposal; provided, that at any time prior to obtaining the such shareholder approval the Board of Directors may withdraw such recommendation if such Board of Directors determines in good faith (after consultation with outside counsel) that failure

Annex II-27

  to take such action violates its fiduciary duties under applicable law. The Company shall take all lawful action to solicit from the shareholders proxies in favor of the NYSE Approval Proposal and take all other action necessary or advisable to secure the vote or consent of the shareholders that are required by the rules of the NYSE and applicable law, including, if necessary or appropriate, adjourning the Shareholder Meeting to solicit additional proxies.

          (b)   Upon the occurrence of any previously announced pending or completed corporate development, the disclosure of which would be required to be disclosed in, or incorporated by reference into, the proxy statement with respect to the Shareholder Meeting, the Company may, to the extent deemed necessary in the reasonable judgment of the Board of Directors (which judgment shall be evidenced in a resolution), elect to postpone the Shareholder Meeting until such time as the information required for such disclosure or incorporation by reference is available for inclusion in such proxy statement, but in any event to a date not later than three hundred and sixty (360) days after the Original Issue Date.

          (c)   All Accumulated Dividends and Accrued Dividends through the NYSE Approval Date, shall be paid in cash within five (5) Trading Days after the NYSE Approval Date to the Holders of Preferred Stock on the NYSE Approval Date; provided that if the NYSE Approval Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends in the amount set forth in this Section 7 shall) be payable to Holders following the NYSE Approval Date.

        8.    Redemption.

          (a)   On April 18, 2011 (the "Mandatory Redemption Date"), the Company shall redeem from any source of funds legally available therefor (subject to Section 11(e)), in the manner provided herein, all of the shares of Preferred Stock then outstanding, for cash at a price per share equal to 125% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the Mandatory Redemption Date (the "Mandatory Redemption Price"), in immediately available funds (as adjusted as provided in Section 7(a)).

          (b)   On or after September 26, 2007, the Company shall have the right, at any time and from time to time, and at its sole option and election, to redeem from any source of funds legally available therefor, in the manner provided herein, all, but not less than all, of the shares of Hybrid Preferred Stock then outstanding, for cash at a price per share equal to 125% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the date of redemption (the "Optional Redemption Price"), in immediately available funds (as adjusted as provided in Section 7(a)).

          (c)   In the event of a redemption pursuant to Section 8(a) or Section 8(b), the Company shall give irrevocable notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register. Such notice shall be given not more than sixty (60) nor less than thirty (30) days before the Mandatory Redemption Date or the date fixed for redemption pursuant to Section 8(b), as the case may be (the "Redemption Date"), and shall state:

            (i)    the Redemption Date;

            (ii)   the amount of the Mandatory Redemption Price or the Optional Redemption Price, as applicable (the "Redemption Price");

            (iii)  whether the redemption is pursuant to Section 8(a) or Section 8(b);

Annex II-28

            (iv)  that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

            (v)   that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

            (vi)  that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

            (vii) the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

          (d)   Each Holder of shares of Preferred Stock called for redemption pursuant to Section 8(a) or Section 8(b) shall surrender the certificate or certificates representing such shares to the Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall (in the case of a redemption pursuant to Section 8(a), to the extent of funds legally available therefor, subject to Section 11(e)), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

          (e)   On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate and accrue, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in Section 8(c) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

          (f)    In order to facilitate the redemption of shares of Preferred Stock pursuant to Section 8(a) or Section 8(b), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than sixty (60) days or less than thirty (30) days prior to the applicable Redemption Date.

          (g)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

        9.    Protective Covenants.

          (a)    Limitation on Line of Business.    The Company shall not, and shall not permit any Subsidiary to, engage in any business other than the Oil and Gas Business and any other business in which the Company or any of its Subsidiaries was engaged on the Original Issue Date and any business related, ancillary or complementary to such business.

Annex II-29

          (b)    Limitation on Indebtedness.

            (i)    For so long as any shares of Preferred Stock are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Company and any of its Subsidiaries shall be entitled to Incur Indebtedness if, on the date of such Incurrence and after giving effect thereto on a pro forma basis, the Consolidated EBITDA Ratio exceeds 2.5 to 1.

            (ii)   Notwithstanding the foregoing paragraph (i), the Company and any of its Subsidiaries shall be entitled to Incur any or all of the following Indebtedness:

              (A)  Indebtedness Incurred by the Company and any Subsidiary of the Company pursuant to (1) the Credit Facility, provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this clause (ii)(A)(1) and then outstanding does not exceed an amount equal to the greater of (x) $1.0 billion less the sum of all principal payments with respect to such Indebtedness pursuant to Section 9(c)(i)(C)(1) and (y) 40% of ACNTA as of the date of such Incurrence and (2) the EPOP Credit Facility, provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this clause (ii)(A)(2) and then outstanding does not exceed an amount equal to the greater of (x) $1.3 billion less the sum of all principal payments with respect to such Indebtedness pursuant to Section 9(c)(i)(C)(1) and (y) 40% of ACNTA as of the date of such Incurrence;

              (B)  Indebtedness owed by the Company to any Wholly Owned Subsidiary of the Company in the ordinary course of business and consistent with past practices; provided, that any subsequent transfer of such Indebtedness (other than to the Company or any other Wholly Owned Subsidiary of the Company) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company and such transfer shall not be permitted if such Incurrence is not then permitted;

              (C)  Indebtedness evidenced by or arising under the Senior Notes and the Senior Indenture outstanding on the Original Issue Date;

              (D)  Indebtedness outstanding on the Original Issue Date (other than Indebtedness described in clause (A), (B) or (C) of this Section 9(b)(ii));

              (E)  Indebtedness of a Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company); provided, however, that on the date of such acquisition and after giving pro forma effect thereto, the Company would have been able to Incur at least $1.00 of additional Indebtedness pursuant to Section 9(b)(i);

              (F)  Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (C), (D) or (E) of this Section 9(b)(ii) or this clause (F); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (E) of this Section 9(b)(ii), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

              (G)  Hedging Obligations consisting of Interest Rate Agreements directly related to Indebtedness permitted to be Incurred by the Company and its Subsidiaries pursuant to this Section 9(b);

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              (H)  Hedging Obligations consisting of Oil and Natural Gas Hedging Contracts and Currency Agreements entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business of the Company and its Subsidiaries;

              (I)   obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Company or any of its Subsidiaries in the ordinary course of business;

              (J)   Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of its Incurrence;

              (K)  Indebtedness consisting of any Guarantee by the Company or any of its Subsidiaries of Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (A), (C), (D), (M) or (N) of this Section 9(b)(ii) or pursuant to clause (F) of this Section 9(b)(ii) to the extent the Refinancing Indebtedness Incurred thereunder directly or indirectly Refinances Indebtedness Incurred pursuant to Section 9(b)(i) or pursuant to clause (A), (C), (D), (M) or (N) of this Section 9(b)(ii);

              (L)  in-kind obligations relating to net oil or natural gas balancing positions arising in the ordinary course of business;

              (M) Indebtedness (including Capital Lease Obligations) Incurred by the Company or any of its Subsidiaries to finance the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of such Person not more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of such property, plant or equipment, in an aggregate principal amount which, when added together with the amount of Indebtedness previously Incurred pursuant to this clause (M) and then outstanding, does not exceed $10.0 million;

              (N)  Indebtedness of a Foreign Subsidiary in an aggregate principal amount which, when added together with the amount of Indebtedness previously Incurred pursuant to this clause (N) and then outstanding, does not exceed $5.0 million; and

              (O)  Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount which, when taken together with all other Indebtedness of the Company and its Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (A) through (N) of this Section 9(b)(ii) or Section 9(b)(i)), does not exceed $20.0 million.

            (iii)  For purposes of determining compliance with this Section 9(b), (A) any Indebtedness outstanding under the Credit Facility and the EPOP Credit Facility on the Original Issue Date will be treated as Incurred on the Original Issue Date under Section 9(b)(ii)(A); (B) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the types of Indebtedness described herein, the Company, in its sole discretion, shall classify such item of Indebtedness (or any portion thereof) at the time of Incurrence and shall only be required to include the amount and type of such Indebtedness in one of the above clauses (provided, however, that any Indebtedness originally classified as Incurred pursuant to Section 9(b)(ii)(O) may later be reclassified as having been Incurred pursuant to Section 9(b)(i) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 9(b)(i) at the time of such reclassification); and (C) at the time of Incurrence, the

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    Company shall be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described herein.

            (iv)  For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness shall be the U.S. Dollar Equivalent determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to U.S. dollars covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollars shall be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced shall be the U.S. Dollar Equivalent of the Indebtedness Refinanced, except to the extent that (A) such U.S. Dollar Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness shall be determined in accordance with the preceding sentence, and (B) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent of such excess shall be determined on the date such Refinancing Indebtedness is Incurred.

          (c)    Limitation on Sales of Assets and Subsidiary Stock.

            (i)    For so long as any shares of Preferred Stock are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate any Asset Disposition unless:

              (A)  the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors, of the shares and assets subject to such Asset Disposition;

              (B)  at least 75% of the consideration received by the Company or such Subsidiary therefrom is in the form of cash or cash equivalents, oil and natural gas properties or other assets to be used by the Company or any of its Subsidiaries in the Oil and Gas Business or the Capital Stock of a Person that is engaged in the Oil and Gas Business and that becomes a Subsidiary of the Company (provided, however, that the 75% limitation referred to herein shall be deemed satisfied with respect to any Asset Disposition in which the cash or cash equivalents portion of the consideration received therefrom, determined in accordance with the foregoing provision on an after-tax basis, is equal to or greater than what the after-tax cash proceeds would have been had such Asset Disposition complied with such 75% limitation); and

              (C)  an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Subsidiary, as the case may be):

                (1)   to the extent the Company elects (or is required by the terms of any Indebtedness or Senior Stock), to prepay, repay, redeem or purchase (x) Senior Stock or (y) Indebtedness of the Company or any of its Subsidiaries other than Indebtedness owed to the Company or any of its Subsidiaries, in the case of either clause (x) or clause (y), within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash;

                (2)   to the extent the Company elects, to acquire Additional Assets or to make capital expenditures in the Oil and Gas Business, in each case within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash (provided, that this requirement shall be deemed to be satisfied if an agreement

Annex II-32

        (including a lease, whether a capital lease or an operating lease) committing to make the acquisitions or expenditures referred to therein is entered into by the Company or any of its Subsidiaries within the time period specified herein and such Net Available Cash is subsequently applied in accordance with such agreement within six months following such agreement);

                (3)   to the extent of the balance of such Net Available Cash after any application in accordance with either or both of clauses (1) and (2), to make an offer to the holders of the Senior Notes (and to holders of other Indebtedness of the Company or any of its Subsidiaries) to purchase the Senior Notes (and such other Indebtedness of the Company or any of its Subsidiaries) pursuant to and subject to the conditions of the Senior Indenture; and

                (4)   within 10 Trading Days after the application of Net Available Cash in accordance with clause (3), to the extent of the balance of such Net Available Cash and subject to any restrictions on the use thereof set forth in the Credit Facility or the Senior Indenture provided, that, for the avoidance of doubt, any application of Net Available Cash shall remain subject to clause (2) above, to make an Asset Sale Offer to the Holders of the Preferred Stock (and to holders of any other Parity Stock to the extent required by the terms thereof) to purchase the Preferred Stock (and such other Parity Stock to the extent required by the terms thereof) pursuant to and subject to the conditions of Section 9(c)(ii);

    provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (1) or (3) above, the Company or such Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased.

Notwithstanding the foregoing provisions of this Section 9(c), neither the Company nor any of its Subsidiaries shall be required to apply any Net Available Cash in accordance with this Section 9(c)(i) except to the extent that the aggregate Net Available Cash from all Asset Dispositions which is not applied in accordance with this Section 9(c)(i) exceeds $15.0 million (which lesser amount shall be carried forward for purposes of determining whether an Asset Sale Offer is required with respect to the Net Available Cash from any subsequent Asset Disposition). Pending application of Net Available Cash pursuant to this Section 9(c)(i), such Net Available Cash shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit Indebtedness.

For the purposes of this Section 9(c)(i), the following are deemed to be cash or cash equivalents: (i) the assumption of Indebtedness of the Company or any of its Subsidiaries (other than obligations in respect of Disqualified Stock of the Company or any of its Subsidiaries) and the release of the Company or such Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (ii) securities received by the Company or any of its Subsidiaries from the transferee that are promptly converted by the Company or such Subsidiary into cash, to the extent of the cash received in that conversion.

            (ii)   In the event of an Asset Disposition that requires the purchase of Preferred Stock (and any other Parity Stock to the extent required by the terms thereof) pursuant to Section 9(c)(i)(C)(4), the Company shall purchase all shares of Preferred Stock properly tendered pursuant to an offer by the Company for the Preferred Stock (and any other Parity Stock to the extent required by the terms thereof) (the "Asset Sale Offer") at a purchase price of 100% of the Liquidation Preference, plus Accumulated Dividends and Accrued Dividends thereon through the Purchase Date (the "Purchase Price")(or, in respect of such other Parity Stock, such price as may be provided for by the terms of such Parity Stock), in accordance

Annex II-33

    with the procedures set forth in Section 9(c)(iii); provided, however, that the procedures for making an offer to holders of other Parity Stock will be as provided for by the terms of such Parity Stock. If the aggregate purchase price of the shares of Preferred Stock and Parity Stock tendered pursuant to the Asset Sale Offer exceeds the Net Available Cash allotted to their purchase, the Company shall select the shares of Preferred Stock and Parity Stock to be purchased on a pro rata basis. Upon completion of an Asset Sale Offer, Net Available Cash shall be deemed to be reduced by the aggregate amount of such Asset Sale Offer (whether or not accepted) and any then remaining Net Available Cash following such Asset Sale Offer may be used for any purpose not prohibited by this Statement.

            (iii)  Within ten (10) days after the Company becomes obligated to make an Asset Sale Offer, the Company shall give notice of such Asset Sale Offer (the "Asset Sale Offer Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the Register. Such Asset Sale Offer Notice shall state:

              (A)  the event causing such Asset Sale Offer and the effective date of such Asset Disposition;

              (B)  that an Asset Sale Offer is being made pursuant to this Section 9(c) and that, subject to the limitations set forth in this Section 9(c), all shares of Preferred Stock tendered will be accepted for payment;

              (C)  the Purchase Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the Asset Sale Offer Notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Asset Sale Offer is commenced (such termination date, the "Purchase Date");

              (D)  that any shares of Preferred Stock not tendered for payment pursuant to the Asset Sale Offer shall continue to accrue dividends in accordance with the terms thereof;

              (E)  that, unless the Company defaults in the payment of the Purchase Price, all shares of Preferred Stock accepted for payment pursuant to the Asset Sale Offer shall cease to accrue dividends on the Purchase Date;

              (F)  that any Holder electing to have shares of Preferred Stock repurchased in the Asset Sale Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Asset Sale Offer Notice prior to the close of business on the Purchase Date;

              (G)  that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

              (H)  that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued new shares of Preferred Stock for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

              (I)   the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

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            (iv)  On the Purchase Date, the Company shall, to the extent of funds legally available therefor (subject to Section 11(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Asset Sale Offer. On the Business Day immediately following the Purchase Date, the Company shall deposit with a paying agent an amount equal to the aggregate Purchase Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Purchase Price for such shares and the unpurchased shares of Preferred Stock surrendered, if any.

            (v)   The Company shall make a public announcement of the results of the Asset Purchase Offer on or as soon as practicable after the Purchase Date.

            (vi)  Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Asset Sale Offer Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

            (vii) The Asset Sale Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 9(c), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9(c) by virtue thereof.

            (viii)   If a Purchase Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accumulated Dividends shall be paid to the Holder of Preferred Stock at the close of business on such Dividend Record Date, and Accumulated Dividends shall not (but Accrued Dividends shall) be payable to Holders who tender shares of Preferred Stock pursuant to the Asset Sale Offer.

        10.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 11(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 10(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as

Annex II-35

    depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)   Execution and Authentication. Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate. The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (A)  shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (B)  is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (2) below, and is accompanied by the following additional information and documents, as applicable:

                (1)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

Annex II-36

                (2)   if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit B hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 10(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit B hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 10(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 10(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC

Annex II-37

    or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (A)  DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

              (B)  DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (C)  the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

          (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

    "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

    "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF

Annex II-38

    THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (A)  in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (B)  in the case of any Transfer Restricted Security that is represented by Global Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit B hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 10.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of

Annex II-39

    any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        11.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing

Annex II-40

  thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d), 8(a), 8(d) or 9(c)(iv)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

Annex II-41

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

Annex II—A-1

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series A-1 Hybrid Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

        In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

Annex II—B-1

ANNEX III

ADDITIONAL TERMS
OF
SERIES A-1 HYBRID PREFERRED STOCK
OF
EXCO RESOURCES, INC.

        2.    Definitions.    As used herein, the following terms shall have the following meanings:

          (a)   "7.0% Statements" means the Statements of Designation with respect to each series of 7.0% Preferred Stock.

          (b)   "7.0% Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

          (c)   "Accrued Dividends" means, with respect to any share of Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Original Issue Date, if such date is prior to the first Dividend Payment Date) through and including such date.

          (d)   "Additional Directors" has the meaning set forth in Section 3(e)(i).

          (e)   "Agent Members" has the meaning set forth in Section 10(a)(iv).

          (f)    "All-Stock Change of Control" has the meaning set forth in Section 4(j).

          (g)   "Announcement Date" has the meaning set forth in Section 8(a)(v).

          (h)   "Articles of Incorporation" has the meaning set forth in the recitals.

          (i)    "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of

            (i)    any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary);

            (ii)   all or substantially all the assets of any division or line of business of the Company or any Subsidiary; or

            (iii)  any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary

(other than, in the case of (i), (ii) and (iii) above, (A) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Subsidiary, (B) a disposition of assets in a single transaction or a series of related transactions with a fair market value of less than $25.0 million; (C) a disposition of cash or Temporary Cash Investments; (D) the trade or exchange by the Company or any Subsidiary of any oil or natural gas property or interest therein of the Company or such Subsidiary for any oil or natural gas property or interest therein of another Person or for the Capital Stock of a Person engaged in the Oil and Gas Business, including any cash or cash equivalents necessary in order to achieve an exchange of equivalent value; provided, however, that the value of the oil or natural gas property or interest therein received by the Company or any Subsidiary in such trade or exchange (including any cash or cash equivalents) is at least equal to the fair market value (as determined in good faith by the Board of Directors, which determination shall be conclusive evidence of compliance with this provision

Annex III-1

and which shall be evidenced by a resolution) of the oil or natural gas property or interest therein or Capital Stock of a Person engaged in the Oil and Gas Business (including any cash or cash equivalents) so traded or exchanged; and (E) the creation of a Lien (but not the sale or other disposition of the property subject to such Lien)).

          (j)    "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate of 7 1/4% per annum, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation."

          (k)   "Bankruptcy Event" means (i) the entry by a court having jurisdiction in the premises (A) of a decree or order for relief in respect of the Company or a Significant Subsidiary of an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, (B) of a decree or order adjudging the Company or a Significant Subsidiary as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable federal or state law or (C) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of its respective property, or the making by such Person of an assignment for the benefit of creditors, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

          (l)    "Board of Directors" means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

          (m)  "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are not required to be open in the State of New York.

          (n)   "Calendar Quarter" means each three-month quarterly period ended March 31, June 30, September 30 or December 31.

          (o)   "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date

Annex III-2

  of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          (p)   "Capital Stock" of any Person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock, but excluding any debt securities convertible into such equity.

          (q)   "Certificated Preferred Stock" has the meaning set forth in Section 10(a)(ii).

          (r)   "Change of Control" means the occurrence of any of the following events:

            (i)    the occurrence of a "Change of Control" as such term is defined in the Credit Facility, while such Credit Facility remains in effect, or of any similar event as set forth in any other agreement governing Indebtedness of the Company or any of its Subsidiaries in excess of $100.0 million, while such agreement remains in effect;

            (ii)   the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets (determined on a consolidated basis) to any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act);

            (iii)  the consolidation or merger of the Company with or into any other Person or the merger of another Person with or into the Company, following which the holders of 100% of the Voting Stock of the Company immediately prior to the consummation of such consolidation or merger do not beneficially own more than 50% of the Voting Stock of the continuing or surviving corporation immediately after such transaction;

            (iv)  the acquisition, directly or indirectly, by any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the Company; or

            (v)   the Board of Directors (excluding any Preferred Directors and any Additional Directors) shall not consist of at least 66 2/3% of Continuing Directors.

          (s)   "Change of Control Notice" has the meaning set forth in Section 4(b).

          (t)    "Change of Control Offer" has the meaning set forth in Section 4(a).

          (u)   "Change of Control Payment Date" has the meaning set forth in Section 4(b)(iii).

          (v)   "Change of Control Price" has the meaning set forth in Section 4(a).

          (w)  "Combined Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (x)   "Common Stock" means the common stock, par value $0.001 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

          (y)   "Company" has the meaning set forth in the recitals.

          (z)   "Company Conversion Date" has the meaning set forth in Section 7(c)(iii).

          (aa)    "Company Conversion Notice" has the meaning set forth in Section 7(c)(i).

          (bb)    "Company Conversion Option" has the meaning set forth in Section 7(c)(i).

Annex III-3

          (cc)    "Consolidated EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

            (i)    all income tax expense of the Company and its consolidated Subsidiaries;

            (ii)   Consolidated Interest Expense;

            (iii)  depreciation, depletion, exploration and amortization expense of the Company and its consolidated Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period); and

            (iv)  all other non-cash charges of the Company and its consolidated Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period other than non-cash charges resulting from the application of FAS 143), in each case for such period, and less, to the extent included in calculating such Consolidated Net Income and in excess of any costs or expenses attributable thereto and deducted in calculating such Consolidated Net Income, the sum of:

              (A)  the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments; and

              (B)  amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar Denominated Production Payments.

        Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its shareholders.

          (dd)    "Consolidated EBITDA Ratio" as of any date of determination means the ratio of

            (i)    the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending (a) at least 45 days prior to the date of such determination or (b) if the Company is on the date of such determination an "accelerated filer," the earlier of 45 days prior to the date of such determination or the date of filing of the Company's most recent Quarterly Report on Form 10-Q filed by the Company as an "accelerated filer" to

            (ii)   Consolidated Interest Expense for such four fiscal quarters;

              provided, however, that

              (A)  if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio is an Incurrence of Indebtedness, or both, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

              (B)  if the Company or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than

Annex III-4

      Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated EBITDA Ratio, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

              (C)  if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to Consolidated EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to Consolidated EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and the continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and the continuing Subsidiaries are no longer liable for such Indebtedness after such sale),

              (D)  if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such acquisition occurred on the first day of such period, and

              (E)  if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by the Company or a Subsidiary during such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness, but if the remaining term of such Interest Rate Agreement is less than 12 months, then such Interest Rate Agreement shall only be taken into account for that portion of the period equal to the remaining term thereof).

        If any Indebtedness is incurred under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such

Annex III-5

Indebtedness for the four fiscal quarters subject to the pro forma calculation to the extent that such Indebtedness was incurred solely for working capital purposes.

          (ee)    "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, without duplication,

            (i)    interest expense attributable to Capital Lease Obligations;

            (ii)   amortization of debt discount and debt issuance costs;

            (iii)  capitalized interest;

            (iv)  non-cash interest expense;

            (v)   commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

            (vi)  net payments pursuant to Currency Agreements and Interest Rate Agreements;

            (vii) dividends accrued in respect of all of its Preference Stock held by Persons other than the Company or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Company); provided, however, that such dividends will be multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the effective combined tax rate of the issuer of such Preference Stock (expressed as a decimal) for such period (as estimated by the chief financial officer of the Company in good faith);

            (viii)   interest incurred in connection with investments in discontinued operations;

            (ix)  interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Subsidiary; and

            (x)   the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust;

provided, however, that there shall be excluded from Consolidated Interest Expense any non-cash amortization or write-off of fees and expenses incurred in connection with the completion of (i) the issuance of the 7.0% Preferred Stock, (ii) the issuance of the Hybrid Preferred Stock, (iii) the transactions with Anadarko Petroleum Corporation and certain of its affiliates as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, (vi) the repayment of the EXCO Partners Operating Partnership, LP Senior Term Credit Agreement, dated October 2, 2006, and the amendment and restatement of its Senior Revolving Credit Agreement, dated October 2, 2006, as of the Original Issue Date, (v) the payment in connection with the termination of the Company's Second Amended and Restated Equity Contribution Agreement, dated October 13, 2006 on the Original Issue Date, and (vi) the amendment and restatement of the Company's Amended and Restated Credit Agreement, dated March 17, 2006, on or before May 2, 2007.

          (ff)    "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

            (i)    any net income of any Person (other than the Company) if such Person is not a Subsidiary, except that

Annex III-6

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below); and

              (B)  the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

            (ii)   any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction (or any transaction accounted for in a manner similar to a pooling of interests) for any period prior to the date of such acquisition;

            (iii)  any net income of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that

              (A)  subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed (or, if greater, for purposes of calculation of the Consolidated EBITDA Ratio only, permitted at the date of determination to be distributed) by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary, to the limitation contained in this clause); and

              (B)  the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

            (iv)  any gain (or loss) realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

            (v)   any impairment losses on oil and natural gas properties;

            (vi)  extraordinary gains or losses;

            (vii) any unrealized non cash gains or losses or charges in respect of Hedging Obligations (including those resulting from the application of FAS 133) and any termination losses or charges incurred with respect to the termination of Hedging Obligations;

            (viii)   any non cash compensation charge arising from any grant of stock, stock options or other equity based awards; and

            (ix)  the cumulative effect of a change in accounting principles;

in each case, for such period.

          (gg)    "Continuing Directors" means individuals who are directors of the Company on the Original Issue Date (other than any Preferred Directors) or whose election was approved by a vote of a majority of individuals who were Continuing Directors.

          (hh)    "Conversion Date" has the meaning set forth in Section 7(b)(iii).

          (ii)    "Conversion Notice" has the meaning set forth in Section 7(b)(i).

Annex III-7

          (jj)    "Conversion Price" means $19.00, subject to adjustment as set forth in Section 8.

          (kk)    "Conversion Right" has the meaning set forth in Section 7(a)(i).

          (ll)    "Convertible Securities" means indebtedness or shares of Capital Stock convertible into or exchangeable for Common Stock.

          (mm)    "Convertible Stock Registration Default" means a "Registration Default" as defined in the Convertible Stock Registration Rights Agreement.

          (nn)    "Convertible Stock Registration Rights Agreement" means the Registration Rights Agreement among the Company and the initial purchasers of 7.0% Preferred Stock and Hybrid Preferred Stock (and any transferees thereof as may become parties thereto from time to time), dated as of March 28, 2007, relating to the Series A-1 Preferred Stock, the Preferred Stock and the shares of Common Stock issuable upon conversion of the shares of 7.0% Preferred Stock and the Hybrid Preferred Stock (as amended from time to time).

          (oo)    "Credit Facility" means the Amended and Restated Credit Agreement, dated as of March 17, 2006, as amended, by and among the Company, certain of its Subsidiaries, the lenders defined therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Facility or a successor Credit Facility, whether by the same or any other lender or group of lenders.

          (pp)    "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

          (qq)    "Current Market Price" has the meaning set forth in Section 8(a)(vii).

          (rr)    "Default" means (i) if the Company is permitted to add the amount of any dividend on the Hybrid Preferred Stock and the 7.0% Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the Hybrid Preferred Stock and the 7.0% Preferred Stock on the applicable Dividend Payment Date or to add the amount of such dividend to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, (ii) if the Company is not permitted to add the amount of any dividend on the Hybrid Preferred Stock and the 7.0% Preferred Stock on the applicable Dividend Payment Date to the Liquidation Preference in accordance with Section 3(b) and Section 3(c) of this Statement, the Company's failure to pay any dividend in cash on the Hybrid Preferred Stock and the 7.0% Preferred Stock on the applicable Dividend Payment Date, (iii) the Company's violation of Section 3(e)(ii), Section 3(f) or Section 3(g) of this Statement, (iv) the Company's failure to comply with the provisions of Section 4 of this Statement (other than the failure to purchase the Hybrid Preferred Stock and the 7.0% Preferred Stock in compliance with Section 4 of this Statement), provided that such failure continues for 30 days after the Company's receipt of a Default Notice (v) the Company's failure to purchase the Hybrid Preferred Stock and the 7.0% Preferred Stock in compliance with Section 4 of this Statement, (vi) the Company's failure to comply with the provisions of Section 5 of this Statement so as to deprive the Holders of their right to elect Preferred Directors, (vii) the Company's failure to comply with its obligations under Section 7(a)(i), 7(b)(ii) or Section 7(c)(v) of this Statement, (viii) the Company's failure to comply

Annex III-8

  with Section 9 of this Statement or (ix) the Company's failure to maintain the listing of the Common Stock on the NYSE or another U.S. national securities exchange.

          (ss)    "Default Notice" means written notice of an event described in the definition of "Default" given to the Company by the holders of 25% or more of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock specifying the default, directing that the default be remedied and stating that such notice is a "Default Notice."

          (tt)    "Deferral Period" has the meaning set forth in the Convertible Stock Registration Rights Agreement.

          (uu)    "Distribution Threshold" has the meaning set forth in Section 8(a)(iv).

          (vv)    "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

            (i)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

            (ii)   is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

            (iii)  is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to March 30, 2017; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for the provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to March 30, 2017 shall not constitute Disqualified Stock if (A) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Hybrid Preferred Stock contained in Sections 9(c) and 4, respectively, of Annex I or Annex II to the Hybrid Statements and (B) any such requirement only becomes operative after compliance with such terms applicable to the Hybrid Preferred Stock, including the purchase of any shares of Hybrid Preferred Stock tendered pursuant thereto.

        The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined as provided in this Statement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          (ww)    "Dividend Payment Date" means March 15, June 15, September 15 and December 15 of each year, commencing June 15, 2007.

          (xx)    "Dividend Rate" means, for any period, (i) if the dividend is paid in cash, 7.0% per annum for the period beginning on the first day following the NYSE Approval Date to but excluding March 30, 2013 and 9.0% per annum thereafter and (ii) 9.0% per annum if the dividend is not paid in cash on the applicable Dividend Payment Date. The Dividend Rate at which such dividends shall have accrued over any period shall be determined at the time of payment thereof based on whether such dividends are paid in cash or allowed to be added to the Liquidation Preference pursuant to Section 3(b) and Section 3(c).

Annex III-9

          (yy)    "Dividend Record Date" means, with respect to any dividend payable on a Dividend Payment Date, the preceding February 28, May 31, August 31 and November 30 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

          (zz)    "Dollar Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith

          (aaa)    "DTC" means The Depository Trust Company.

          (bbb)    "EPOP Credit Facility" means the Senior Revolving Credit Agreement, dated October 2, 2006, among EXCO Partners Operating Partnership, LP, certain of its subsidiaries and JPMorgan Chase Bank, N.A., as Administrative Agent, together with the related documents thereto, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such EPOP Credit Facility or a successor EPOP Credit Facility, whether by the same or any other lender or group of lenders.

          (ccc)    "Excess Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (ddd)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (eee)    "Excluded Distributions" has the meaning set forth in Section 8(a)(iv).

          (fff)    "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Original Issue Date, including those set forth in:

            (i)    the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

            (ii)   statements and pronouncements of the Financial Accounting Standards Board;

            (iii)  such other statements by such other entity as approved by a significant segment of the accounting profession; and

            (iv)  the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Statement shall be computed in conformity with GAAP.

          (ggg)    "Global Preferred Stock" has the meaning set forth in Section 10(a)(iii).

          (hhh)    "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

            (i)    to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

Annex III-10

            (ii)   entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          (iii)    "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Oil and Natural Gas Hedging Contract, Interest Rate Agreement or Currency Agreement.

          (jjj)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (kkk)    "Hybrid Preferred Stock" means, collectively, the Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (jjj)    "Holder" or "holder" means a holder of record of shares of the Preferred Stock.

          (kkk)    "Hybrid Preferred Stock" means, collectively, the Preferred Stock and the Series A-2 Hybrid Preferred Stock.

          (lll)    "Hybrid Statements" means the Statements of Designation with respect to each series of Hybrid Preferred Stock.

          (mmm)    "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning.

          (nnn)    "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

            (i)    the principal in respect of (1) indebtedness of such Person for money borrowed and (2) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

            (ii)   all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

            (iii)  all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

            (iv)  all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

            (v)   the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person, or with respect to any Subsidiary of such Person, the amount of all obligations of such Subsidiary with respect to any Preference Stock of such Subsidiary, in either case the principal amount of such Disqualified Stock or Preference Stock to be determined in accordance with this Statement;

Annex III-11

            (vi)  all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

            (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured;

            (viii)   to the extent not otherwise included in this definition, Hedging Obligations of such Person; and

            (ix)  any Guarantee by such Person of production or payment with respect to Production Payments and Reserve Sales.

Except as expressly provided in clause (ix) above, Production Payments and Reserve Sales shall not constitute "Indebtedness".

Notwithstanding the foregoing, in connection with the purchase by the Company or any Subsidiary of any business or assets, the term "Indebtedness" will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business or assets after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

        The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          (ooo)    "Initial Preferred Shares" has the meaning set forth in Section 7(c)(ii).

          (ppp)    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

          (qqq)    "Junior Stock" means all classes of common stock of the Company and each other class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (rrr)    "Junior Stock Event" has the meaning set forth in Section 3(g).

          (sss)    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          (ttt)    "Liquidation" means the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (uuu)    "Liquidation Preference" means, as of any date, with respect to each share of Preferred Stock the sum of (a) $10,000.00 and (b) the amount of any accrued and unpaid dividends that on or prior to such date have been added to the Liquidation Preference in accordance with Section 3(b) and Section 3(c).

Annex III-12

          (vvv)    "Mandatory Conversion Percentage" means the percentage set forth in the following table:

Date of Conversion	Mandatory Conversion Percentage
March 30, 2007 through March 30, 2009	175%
March 31, 2009 through March 30, 2011	150%
March 31, 2011 and thereafter	125%

          (www)    "Maximum Distribution Amount" has the meaning set forth in Section 8(a)(iv).

          (xxx)    "Moody's" means Moody's Investors Service, Inc. and any successor to its rating agency business.

          (yyy)    "NYSE" means the New York Stock Exchange, Inc.

          (zzz)    "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

          (aaaa)    "Officers' Certificate" means a certificate signed by two Officers.

          (bbbb)    "Oil and Gas Business" means:

            (i)    the acquisition, exploration, exploitation, development, operation and disposition of interests in oil, natural gas, and other hydrocarbon and mineral properties;

            (ii)   the gathering, marketing, distribution, treating, processing, storage, refining, selling and transporting of any production from such interests or properties and the marketing of oil, natural gas, other hydrocarbons and minerals obtained from unrelated Persons;

            (iii)  any business relating to or arising from exploration for or exploitation, development, production, treatment, processing, storage, refining, transportation, gathering or marketing of oil, natural gas, other hydrocarbons and minerals and products produced in association therewith;

            (iv)  any other related energy business, including power generation and electrical transmission business where fuel required by such business is supplied, directly or indirectly, from oil, natural gas, other hydrocarbons and minerals produced substantially from properties in which the Company or its Subsidiaries, directly or indirectly, participate;

            (v)   any business relating to oil field sales and service; and

            (vi)  any activity necessary, appropriate or incidental to the activities described in the preceding clauses (i) through (v) of this definition.

          (cccc)    "Oil and Natural Gas Hedging Contract" means any oil and natural gas hedging agreement and other agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in oil and natural gas prices.

          (dddd)    "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

          (eeee)    "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (ffff)    "Original Issue Date" means March 30, 2007.

          (gggg)    "Parity Stock" means the Hybrid Preferred Stock (other than the Preferred Stock), the 7.0% Preferred Stock and any class of capital stock or series of preferred stock established after

Annex III-13

  the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (hhhh)    "Person" means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          (iiii)    "Preference Stock", as applied to the Capital Stock of any Person, means Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other series or class of such Person.

          (jjjj)    "Preferred Directors" has the meaning set forth in Section 5(c)(i).

          (kkkk)    "Preferred Stock" has the meaning set forth in Section 1(a).

          (llll)    "Production Payments and Reserve Sales" means the grant or transfer to any Person of a Dollar Denominated Production Payment, Volumetric Production Payment, royalty, overriding royalty, net profits interest, master limited partnership interest or other interest in oil and natural gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties.

          (mmmm)    "Purchased Shares" has the meaning set forth in Section 8(a)(v).

          (nnnn)    "Redemption Date" has the meaning set forth in Section 4(k)(i).

          (oooo)    "Redemption Notice" has the meaning set forth in Section 4(k)(i).

          (pppp)    "Redemption Price" has the meaning set forth in Section 4(k).

          (qqqq)    "Register" has the meaning set forth in Section 4(b).

          (rrrr)    "Required Holders" means as of any date the holders of at least 60% of the then-outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class.

          (ssss)    "Reservation Default" has the meaning set forth in Section 3(d).

          (tttt)    "Sale/Leaseback Transaction" means an arrangement relating to property owned by the Company or a Subsidiary on January 20, 2004 or thereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary transfers such property to a Person and the Company or a Subsidiary leases it from such Person.

          (uuuu)    "SEC" or "Commission" means the United States Securities and Exchange Commission.

          (vvvv)    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (wwww)    "Senior Indenture" means that certain Indenture, dated January 20, 2004, by and among the Company, the guarantors listed on the signature pages thereto, and Wilmington Trust Company, as trustee, as in effect on the Original Issue Date.

          (xxxx)    "Senior Stock" means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly

Annex III-14

  provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon a Liquidation.

          (yyyy)    "Series A-1 Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (zzzz)    "Series A-2 Hybrid Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 Hybrid Preferred Stock" having the rights and privileges set forth in the Series A-2 Hybrid Statement of Designation.

          (aaaaa)    "Series A-2 Preferred Stock' means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (bbbbb)    "Series B Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series B 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ccccc)    "Series C Preferred Stock" means the series of preferred stock, par value $0.001 per share, of the Company designated as the "Series C 7.0% Cumulative Convertible Perpetual Preferred Stock" having the rights and privileges set forth in the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock Statement of Designation.

          (ddddd)    "Series 1 Preferred Stock" means, collectively, the Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Preferred Stock.

          (eeeee)    "Series 1 Required Holders" means, as of any date, the holders of at least 60% of the then-outstanding shares of Series 1 Preferred Stock, voting together as a single class.

          (fffff)    "Shareholder Approval" means the requisite approval, as required by the NYSE or any other U.S. national securities exchange on which the Common Stock is then listed, by the holders of the Capital Stock of the Company entitled to vote, in order for the Company to issue all shares of Common Stock issuable upon full conversion of the 7.0% Preferred Stock and the Hybrid Preferred Stock.

          (ggggg)    "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X under the Securities Act.

          (hhhhh)    "Standard & Poor's" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

          (iiiii)    "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          (jjjjj)    "Statement" means this Statement of Designation with respect to the Preferred Stock, as amended from time to time.

          (kkkkk)    "Subsidiary" means, with respect to any Person, (i) any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such

Annex III-15

  Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, (ii) a partnership or limited liability company of which such Person or one of its Subsidiaries is the general partner or managing member, as applicable, or (iii) any other Person in which such Person has the power to elect or direct the election of at least a majority of the directors or other governing body of such Person. Notwithstanding anything to the contrary contained in this Statement, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a consolidated basis in accordance with GAAP and to financial information prepared on such a consolidated basis.

          (lllll)    "Temporary Cash Investments" means any of the following:

            (i)    any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

            (ii)   investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

            (iii)  investments in deposits available for withdrawal on demand with any commercial bank that is organized under the laws of any country in which the Company or any Subsidiary maintains an office or is engaged in the Oil and Gas Business; provided, however, that (A) all such deposits have been made in such accounts in the ordinary course of business and (B) such deposits do not at any one time exceed $10.0 million in the aggregate;

            (iv)  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above;

            (v)   investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's;

            (vi)  investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A" by Moody's; and

            (vii) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

          (mmmmm)    "Trading Day" means a day during which trading securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, on the automated quotation system on which the Common Stock is then authorized for quotation.

Annex III-16

          (nnnnn)    "Transaction" has the meaning set forth in Section 9(c).

          (ooooo)    "Transfer Agent" means Continental Stock Transfer & Trust Company, the Company's duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Preferred Stock. The Company may, in its sole discretion, remove the Transfer Agent with at least ten days' prior notice to the Transfer Agent; provided, that the Company shall appoint a successor Transfer Agent who shall accept such appointment prior to the effectiveness of such removal.

          (ppppp)    "Transfer Restricted Securities" means each share of Preferred Stock (or the shares of Common Stock into which such share of Preferred Stock is convertible) until (i) the date on which the resale of such security or its predecessor has been effectively registered under the Securities Act and disposed of in accordance therewith or (ii) the date on which such security or predecessor is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for sale pursuant to Rule 144(k) under the Securities Act.

          (qqqqq)    "Triggering Date" means the earliest of (i) the date of the first shareholder meeting of the Company at which the NYSE Approval Proposal is submitted for shareholder approval and is not approved and adopted by the requisite vote of the shareholders of the Company, (ii) the date that is 30 days following an adjournment of the first shareholder meeting of the Company called for the purpose of submitting the NYSE Approval Proposal for shareholder approval and (iii) March 31, 2008.

          (rrrrr)    "Triggering Determination Date" has the meaning set forth in Section 8(a)(iv).

          (sssss)    "Triggering Distribution" has the meaning set forth in Section 8(a)(iv).

          (ttttt)    "Volume Weighted Average Price" of the Common Stock on any date means the volume weighted average sale price per share on such date on the NYSE, or if the Common Stock is not listed on the NYSE, on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national securities exchange, an automated quotation system on which the Common Stock is then listed or authorized for quotation, in each case as reported by Bloomberg Financial Markets (or any successor thereto) through its "Volume at Price" functions and ignoring any block trades (which, for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events)). In the absence of such a listing or quotation, the Volume Weighted Average Price will be an amount reasonably determined in good faith by the Board of Directors to be the fair value of the Common Stock and evidenced in a resolution.

          (uuuuu)    "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

          (vvvvv)    "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote for the election of directors or other members of the governing body of such Person (other than solely by reason of a contingency).

          (wwwww)    "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more other Wholly Owned Subsidiaries.

        3.    Dividends.

          (a)   The Holders of shares of Preferred Stock shall be entitled to receive, when, as and if authorized or declared by the Board of Directors out of funds legally available for that purpose

Annex III-17

  (subject to Section 11(e)), on each Dividend Payment Date, dividends on each share of Preferred Stock, at a rate per annum equal to the Dividend Rate on the Liquidation Preference as of such Dividend Payment Date, subject to increase as set forth in Sections 3(d) and 3(e). Dividends shall be cumulative from the NYSE Approval Date and shall be payable quarterly in arrears, if, as and when so authorized and declared by the Board of Directors, on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Original Issue Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders of Preferred Stock as they appear on the Register at the close of business on the corresponding Dividend Record Date. All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable per share of Preferred Stock for each full quarterly dividend period shall be computed by dividing the applicable Dividend Rate by four and multiplying the resulting number by the Liquidation Preference of such share as of the applicable Dividend Payment Date. The amount of dividends payable for the initial dividend period, or any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

          (b)   Accrued Dividends on any share of Preferred Stock which are not declared and paid in full in cash on any Dividend Payment Date shall be added to the Liquidation Preference of such share of Preferred Stock on such Dividend Payment Date and, thereafter, may no longer be declared or paid as dividends in cash. If the Company elects to add Accrued Dividends to the Liquidation Preference in accordance with Section 3(b) and Section 3(c), then on or prior to the Dividend Record Date for such dividend, the Company shall provide written notice to the Holders and the Transfer Agent of such election and shall prepare and transmit to the Transfer Agent an Officers' Certificate setting forth the Liquidation Preference which will become effective after the corresponding Dividend Payment Date.

          (c)   Notwithstanding the provisions of Section 3(b), the Company shall not be permitted to add Accrued Dividends to the Liquidation Preference and must pay dividends on shares of Preferred Stock in cash:

            (i)    following the occurrence of a Default, regardless of whether such Default is subsequently cured or waived by the Required Holders;

            (ii)   on or after March 30, 2013;

            (iii)  following a Junior Stock Event; or

            (iv)  if the Liquidated Damages Rate (as defined in the Convertible Stock Registration Rights Agreement) following a Convertible Stock Registration Default equals the Maximum Rate (as defined in the Convertible Stock Registration Rights Agreement), through but excluding the date on which such Convertible Stock Registration Default is cured.

          (d)   If at any time the Company does not reserve and keep available for issuance the number of shares of Common Stock required pursuant to Section 7(a)(iv) (a "Reservation Default"), then the Dividend Rate shall be increased by 6.00% per annum, from and including the date on which any such Reservation Default shall occur through but excluding the date on which the Reservation Default shall have been cured or waived by the Required Holders.

          (e)   Upon the occurrence of a Default:

            (i)    the Combined Holders will have the right to elect four additional directors to the Board of Directors (the "Additional Directors") as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders; provided however,

Annex III-18

    that in the event of a Default as described in clause (i) of the definition thereof, the Combined Holders shall not have the right to elect four Additional Directors upon the occurrence of such Default and instead will have the right to elect two Additional Directors if such Default continues for 90 days after the applicable Dividend Payment Date and two Additional Directors if such Default continues for 180 days after the applicable Dividend Payment Date as provided in Section 5(d) to serve until the date on which such Default is cured or waived by the Combined Holders. The number of Additional Directors shall not exceed four at any time regardless of the occurrence of one or more Defaults as set forth in the 7.0% Statements or the Hybrid Statements.

            (ii)   the Company shall be prohibited from declaring or paying any dividends or distributions on (other than cash paid in lieu of fractional shares), or otherwise repurchasing, redeeming or otherwise acquiring any shares of, Capital Stock of the Company (other than the 7.0% Preferred Stock and Hybrid Preferred Stock and shares of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options) or any of its Subsidiaries until the date on which such Default is cured or waived by the Required Holders; and

            (iii)  the Dividend Rate shall increase by 3.00% (except for a Default described in clause (ix) of the definition thereof, for which the increase shall be 6.00%) from and including the date on which the Default shall occur and be continuing through but excluding the date on which the Default is cured or waived by the Required Holders; provided, however, that in the event of a Default as described in clause (ii) of the definition thereof, the Dividend Rate shall not increase unless such Default continues for 30 days after the applicable Dividend Payment Date; and provided, further, that the Dividend Rate shall not be increased pursuant to this Section 3(e)(iii) in connection with a Convertible Stock Registration Default or a Reservation Default; and provided, further, that the Dividend Rate shall not be increased further pursuant to this Section 3(e)(iii) for a subsequent Default occurring while the Dividend Rate is already increased pursuant to this Section 3(e)(iii).

          (f)    No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Preferred Stock or Parity Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Preferred Stock and all Parity Stock, all dividends declared and paid on the Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other.

          (g)   No dividends or other distributions (other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, (ii) after giving pro forma effect to such declaration, payment, redemption, purchase or acquisition, the Company has aggregate undrawn but available borrowing capacity

Annex III-19

  under the Credit Facility and the EPOP Credit Facility of at least $500 million, (iii) the Consolidated EBITDA Ratio on such date exceeds 3.5 to 1.0 and (iv) in the event of a dividend or distribution (other than Excluded Distributions) in excess of the Maximum Distribution Amount per Calendar Quarter, the Holders of Preferred Stock receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution (such declaration, payment, redemption, purchase or acquisition made in accordance with clauses (i) through (iv), a "Junior Stock Event"). The restrictions set forth in this Section 3(g) shall not apply to the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options. Notwithstanding the foregoing provisions of this Section 3(g), (A) the Company shall not make a dividend or distribution to holders of Junior Stock (other than in connection with a Liquidation or a merger or consolidation of the Company) of assets or other property other than a dividend or distribution consisting exclusively of shares of Common Stock or cash in compliance with the terms of this Statement and (B) the Company shall not make a dividend or distribution of cash to holders of Junior Stock (other than cash in lieu of fractional shares, or upon a Liquidation or a merger or consolidation of the Company) (1) if the Company or any Significant Subsidiary is, after the expiration of any applicable cure period, in default under the Credit Facility or any of its then-existing credit facilities or other Indebtedness in excess of $100.0 million, which default then permits, or would with the notice or lapse of time permit, the acceleration of Indebtedness thereunder, or (2) following a Bankruptcy Event.

        4.    Change of Control.

          (a)   In connection with the occurrence of a Change of Control, the Company shall make an offer to purchase all of the outstanding shares of Preferred Stock (a "Change of Control Offer") for an amount of cash per share of Preferred Stock equal to the Liquidation Preference as of the Change of Control Payment Date, plus Accrued Dividends through the Change of Control Payment Date (the "Change of Control Price") on the terms set forth in this Section 4. The right of the Holders of Preferred Stock pursuant to this Section 4 are in addition to, and not in lieu of, the rights of the Holders of Preferred Stock pursuant to Section 7(a).

          (b)   Within ten (10) Trading Days after the occurrence of a Change of Control, the Company shall give notice of such Change of Control (the "Change of Control Notice") by first class mail to each Holder of Preferred Stock at such Holder's address appearing in the securities register maintained in respect of the Preferred Stock by the Transfer Agent or the Company (the "Register"). Such Change of Control Notice shall state:

            (i)    the event causing such Change of Control and the date of occurrence of such Change of Control;

            (ii)   that a Change of Control Offer is being made pursuant to this Section 4 and that all shares of Preferred Stock tendered will be accepted for payment;

            (iii)  the Change of Control Price and the period of time during which the Company may accept for payment shares of Preferred Stock, which shall be as soon after the date of the notice as legally permissible and shall terminate no earlier than 30 days and not later than 60 days from the date the Change of Control Offer is commenced (such termination date, as it may be extended pursuant to Section 4(c), the "Change of Control Payment Date");

Annex III-20

            (iv)  that any shares of Preferred Stock not tendered for payment pursuant to the Change of Control Offer shall continue to accrue dividends and be convertible in accordance with the terms thereof;

            (v)   the then-applicable Conversion Price;

            (vi)  that, unless the Company defaults in the payment of the Change of Control Price, all shares of Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends on the Change of Control Payment Date;

            (vii) that any Holder electing to have shares of Preferred Stock repurchased in the Change of Control Offer shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Change of Control Notice prior to the close of business on the Change of Control Payment Date;

            (viii)   that any Holder of Preferred Stock shall be entitled to withdraw such election if the Company or its designated agent receives, not later than the close of business on the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder of such shares of Preferred Stock, the number of shares of Preferred Stock such Holder delivered for purchase and a statement of the number of shares of Preferred Stock for which such Holder is withdrawing its election to have such shares of Preferred Stock repurchased;

            (ix)  that shares of Preferred Stock that have been tendered pursuant to the Change of Control Offer may be converted pursuant to Section 7(a) only if such tendered shares have been properly withdrawn;

            (x)   that a Holder whose shares of Preferred Stock are being purchased only in part shall be issued a new certificate, of like tenor, for the unpurchased shares of Preferred Stock represented by any certificate surrendered; and

            (xi)  the instructions that Holders of Preferred Stock must follow in order to tender their shares of Preferred Stock.

          (c)   If the aggregate Liquidation Preference as of the Change of Control Payment Date of shares of 7.0% Preferred Stock and Hybrid Preferred Stock that will remain outstanding after the Company's repurchase of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock tendered pursuant to the Change of Control Offer is less than $250 million, then the Company shall extend the Change of Control Payment Date by ten (10) days and shall announce such extension in compliance with Rule 14e-1(d) under the Exchange Act. The Company shall not extend the Change of Control Payment Date more than once pursuant to this Section 4(c).

          (d)   On the Change of Control Payment Date, the Company shall, to the extent of funds legally available therefor (subject to Section 11(e)), accept for payment the shares of Preferred Stock tendered and not withdrawn pursuant to the Change of Control Offer. On the Business Day immediately following the Change of Control Payment Date, the Company shall deposit with a paying agent an amount equal to the aggregate Change of Control Price in respect of all shares of Preferred Stock so tendered and not withdrawn. The paying agent shall promptly mail to each Holder of shares of Preferred Stock so accepted payment in an amount equal to the Change of Control Price for such shares and new certificates for the unpurchased shares of Preferred Stock surrendered, if any.

          (e)   The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

Annex III-21

          (f)    Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Change of Control Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (g)   The Change of Control Offer shall be made in compliance with, and subject to, all applicable laws, including federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4 by virtue thereof.

          (h)   The Company shall not be required to make a Change of Control Offer in connection with a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4 and purchases all shares of Preferred Stock validly tendered and not withdrawn under such Change of Control Offer.

          (i)    If a Change of Control Payment Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then any Accrued Dividends shall be payable to Holders who tender shares of Preferred Stock pursuant to the Change of Control Offer.

          (j)    Notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred if in the case of a merger or consolidation described in clause (iii) of the definition of Change of Control, (i) all of the consideration, excluding cash payments for fractional shares, the purchase of Options and pursuant to dissenters' appraisal rights, in the merger or consolidation constituting the Change of Control consists of Capital Stock (other than Preference Stock) traded on a national securities exchange or quoted on an automated quotation system (or which will be so traded or quoted when issued or exchanged in connection with such Change of Control), which are readily marketable, free of any restrictions on resale or transfer or subject to an effective registration statement under the Securities Act, and as a result of such transaction or transactions the shares of Preferred Stock become convertible solely into such Capital Stock (other than Preference Stock), excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights (an "All-Stock Change of Control") and (ii) the Holders of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a class, have approved the All-Stock Change of Control.

          (k)   If the Company has extended the Change of Control Payment Date pursuant to Section 4(c), and on the Trading Day following the Change of Control Payment Date shares of 7.0% Preferred Stock and Hybrid Preferred Stock with an aggregate Liquidation Preference as of the Change of Control Payment Date of less than $250 million remain outstanding, the Company shall have the right to redeem all, but not less than all, such remaining shares of 7.0% Preferred Stock and Hybrid Preferred Stock for cash at a price per share equal to the Liquidation Preference as of the Redemption Date, plus Accrued Dividends through the Redemption Date (the "Redemption Price"), in immediately available funds, subject to the following terms and conditions:

            (i)    In the event of a redemption pursuant to this Section 4(k), the Company shall give notice of such redemption (the "Redemption Notice") by first class mail to each Holder of Preferred Stock, at such Holder's address appearing in the Register within five (5) Business Days after the Change of Control Payment Date. Such notice shall be given not more than thirty (30) nor less than fifteen (15) days before the date fixed for redemption (the "Redemption Date") and shall state:

              (A)  the Redemption Date;

              (B)  the amount of the Redemption Price;

Annex III-22

              (C)  that the Holders shall be required to surrender such certificates representing the shares of Preferred Stock to the Company or its designated agent at the address specified in the Redemption Notice;

              (D)  that the Preferred Stock shall cease to be outstanding and the Holders thereof shall cease to be Holders of Preferred Stock on and after the Redemption Date and thereafter shall only be entitled to receive the Redemption Price, without interest, upon the surrender of the share certificate therefor;

              (E)  that, unless the Company defaults in the payment of the Redemption Price, all shares of Preferred Stock shall cease to accrue dividends on the Redemption Date; and

              (F)  the instructions that Holders of Preferred Stock must follow in order to receive the Redemption Price for their shares of Preferred Stock.

            (ii)   Each Holder of shares of Preferred Stock called for redemption pursuant to this Section 4(k) shall surrender the certificate or certificates representing such shares to the Company or its designated agent at the address specified in the Redemption Notice, duly endorsed, in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Company shall, to the extent of funds legally available therefor, subject to Section 11(e), deposit with a paying agent an amount equal to the aggregate Redemption Price in respect of all shares of Preferred Stock. The paying agent shall, upon the later of the Redemption Date or receipt of the certificate or certificates representing shares of Preferred Stock properly surrendered in the manner specified in the Redemption Notice, promptly mail to each Holder of shares of Preferred Stock payment in an amount equal to the Redemption Price for such shares of Preferred Stock.

            (iii)  On and after the Redemption Date, unless the Company defaults in the payment in full of the aggregate Redemption Price, dividends on the Preferred Stock shall cease to accumulate, and all rights of the Holders of such shares shall terminate with respect thereto, other than the right to receive the Redemption Price per share, without interest; provided, however, that if a Redemption Notice shall have been given as provided in this Section 4(k) and the aggregate Redemption Price shall have been irrevocably deposited with a paying agent, in trust for the equal and ratable benefit of the Holders of the shares of Preferred Stock to be redeemed, then, at the close of business on the day on which such funds are deposited with the paying agent, the Holders of the shares of Preferred Stock to be redeemed shall cease to be shareholders of the Company and shall be entitled only to receive the Redemption Price per share, without interest.

            (iv)  In order to facilitate the redemption of shares of Preferred Stock pursuant to this Section 4(k), the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than thirty (30) days or less than fifteen (15) days prior to the applicable Redemption Date.

            (v)   Notwithstanding anything herein to the contrary, if the shares of Preferred Stock are Global Preferred Stock, then any Redemption Notice shall be delivered and such shares of Preferred Stock shall be tendered or withdrawn in accordance with the applicable procedures of the DTC.

          (l)    Without limiting any other rights and remedies in this Statement, in the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Change of Control shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 4 and all change of control payments required by the terms of Parity Stock, then without limiting such Holder's other rights such assets or the proceeds thereof

Annex III-23

  shall be distributed among the holders of the Preferred Stock and such Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and such Parity Stock are entitled upon such Change of Control.

        5.    Voting Rights.

          (a)   The Holders of shares of Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 5 or as otherwise provided by law.

          (b)   Each share of Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock, the 7.0% Preferred Stock and the other holders of Hybrid Preferred Stock as a single class on all matters submitted for the approval of the holders of Common Stock, other than the election of directors. For purposes of this Section 5(b), each Holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Preferred Stock held by such Holder into shares of Common Stock at the Conversion Price on the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The Holders shall be entitled to notice of any shareholders' meeting at the time and in the manner given to the holders of the Common Stock in accordance with the bylaws of the Company.

          (c)    Director Elections.

            (i)    For so long as 25% or more of the Initial Preferred Shares are outstanding, the Series 1 Required Holders shall be entitled, but not obligated, to elect four directors (the "Preferred Directors") to serve on the Board of Directors at any annual meeting of shareholders or special meeting held to elect such directors, or at a special meeting of the holders of the Series 1 Preferred Stock called as hereinafter provided; provided that the right to elect four directors pursuant to this Section 5(c)(i) shall be reduced by (A) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock and (B) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock. If less than 25% but 10% or more of the Initial Preferred Shares are outstanding, the number of Preferred Directors which may be elected pursuant to this Section 5(c)(i) will decrease to two (which number shall be reduced by (x) one director for so long as the Series B Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series B Preferred Stock and (y) one director for so long as the Series C Preferred Stock has the right to elect a director pursuant to the Statement of Designation for the Series C Preferred Stock), and if less than 10% of the Initial Preferred Shares are outstanding, the holders of the Series 1 Preferred Stock shall not have the right to elect any Preferred Directors pursuant to this Section 5(c)(i); provided, however, that notwithstanding any such decrease in the number of Preferred Directors which may be elected pursuant to this Section 5(c)(i), the Preferred Directors serving on the Board of Directors at the time of such decrease shall serve on the Board of Directors until the next annual meeting of shareholders or their earlier death, resignation or removal pursuant to this Section 5(c).

            (ii)   At any time after voting power to elect Preferred Directors shall become vested and be continuing in the holders of Series 1 Preferred Stock pursuant to this Section 5(c), or if a vacancy shall exist in the office of the director elected by such holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of Series 1 Preferred Stock for the purpose of

Annex III-24

    electing the Preferred Directors that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of Series 1 Preferred Stock may designate in writing a holder of Series 1 Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of shareholders of the Company and shall be held at the place for holding the annual meeting of shareholders. Any holder of Series 1 Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Preferred Directors, the presence in person or by proxy of the holders of record of a majority of the shares of Series 1 Preferred Stock then outstanding shall constitute a quorum for the election of Preferred Directors to be elected by such holders. A Preferred Director vacancy shall be filled by vote of the Series 1 Required Holders in the manner set forth herein. Each Preferred Director who shall have been elected as provided in this Section 5(c) may be removed during his or her term of office, whether with or without cause, by the Series 1 Required Holders and may not be removed without the consent of the Series 1 Required Holders.

          (d)   Upon the vesting of the right of the Combined Holders to elect Additional Directors pursuant to Section 3(e)(i) or pursuant to the 7.0% Statements or other Hybrid Statement, the number of directors constituting the Board of Directors shall be increased by four. In such event, or if a vacancy shall exist in the office of an Additional Director elected by the Combined Holders, a proper officer of the Company shall, upon the written request of the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock addressed to the Secretary of the Company, call a special meeting of the holders of 7.0% Preferred Stock and Hybrid Preferred Stock for the purpose of electing the Additional Directors that the Combined Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of such written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of 20% or more of the then-outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock may designate in writing one of the holders of 7.0% Preferred Stock or Hybrid Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by the Person so designated and shall be held at the place for holding the annual meeting of shareholders. Any holder of 7.0% Preferred Stock or Hybrid Preferred Stock so designated shall have, and the Company shall provide, access to the lists of shareholders to be called pursuant to the provisions hereof. At any such meeting called for the purpose of electing Additional Directors, the presence in person or by proxy of the holders of record of a majority of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock then outstanding shall constitute a quorum for the election of Additional Directors to be elected by the Combined Holders. An Additional Director vacancy shall be filled only by vote of the Combined Holders, in the manner set forth herein. Each Additional Director who shall have been elected as provided in this Section 5(d) may be removed during his or her term of office, whether with or without cause, by the Combined Holders and may not be removed without the consent of the Combined Holders. Immediately after all Defaults with respect to the 7.0% Preferred Stock and the Hybrid Preferred Stock as set forth in the respective Statements of Designation therefor, have been cured or waived by the Combined Holders, the Additional Directors shall no longer be directors, the number of directors constituting the Board of Directors shall be decreased by four and the remaining directors shall take such action as may be required by applicable law to remove the Additional Directors.

Annex III-25

          (e)   In exercising the voting rights set forth in this Section 5, except as otherwise provided in Section 5(b), each share of Preferred Stock shall have one vote per share.

          (f)    So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation or this Statement:

            (i)    the Company shall not authorize or create, increase the authorized amount of, or issue shares of any class or series of Senior Stock or Parity Stock (other than (A) the Hybrid Preferred Stock issued on the Original Issue Date and all shares of Preferred Stock issuable upon conversion of the Series A-2 Hybrid Preferred Stock issued on the Original Issue Date into Preferred Stock in accordance with the Statement of Designation therefor and (B) the 7.0% Preferred Stock issued on the Original Issue Date, and all shares of 7.0% Preferred Stock issuable upon conversion of such shares of 7.0% Preferred Stock into a different series of 7.0% Preferred Stock in accordance with the respective Statements of Designation therefor) without the affirmative vote of the Required Holders, given in person or by proxy;

            (ii)   the Company shall not amend, alter, waive or repeal any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect any Holder without the affirmative vote of the Required Holders, given in person or by proxy; provided that any amendment, alteration, waiver or repeal of any provision of its Articles of Incorporation or this Statement, whether by merger, consolidation, reorganization or otherwise, that would adversely affect the liquidation preference, conversion price, conversion price adjustments, Change of Control Price, dividend rate and preferences of the Preferred Stock or any other payment upon the Preferred Stock shall require the affirmative vote of each Holder of outstanding shares of Preferred Stock, given in person or by proxy; provided, further, that the Company shall not amend, alter, waive or repeal the foregoing proviso without the affirmative vote of each Holder of Preferred Stock, given in person or by proxy; and provided, further, that the Company shall not amend, alter, waive or repeal Section 5(c) without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, given in person or by proxy;

            (iii)  the Company shall not, by dividend or otherwise, distribute property (other than shares of Common Stock or cash as otherwise permitted in Section 3) or issue Options of the type contemplated by Section 8(a)(iii) or engage in an equity self tender offer or share repurchase without the affirmative vote of the Required Holders, given in person or by proxy;

            (iv)  the Company shall not, except as required by the 7.0% Statements and the Hybrid Statements, increase the size of the Board of Directors to more than seven (7) directors without the affirmative vote of the Required Holders, given in person or by proxy; and

            (v)   the affirmative vote of at least 66 2/3% of the outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a single class, given in person or by proxy, shall be required to approve any All-Stock Change of Control.

          (g)   Any action to be taken at any annual or special meeting of shareholders by the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders of shares of Preferred Stock having no less than the minimum number of votes that would be required to take such action at a meeting at which the shares of Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders of Preferred Stock by less than unanimous written consent shall be given to the Holders of Preferred Stock who did not consent in writing to the action.

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        6.    Liquidation Rights.

          (a)   In the event of any Liquidation, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its shareholders for each share of Preferred Stock an amount equal to the greater of (i) the Liquidation Preference as of the date of Liquidation, plus Accrued Dividends thereon through the date of Liquidation, and (ii) the amount that would be payable to such Holder if such shares of Preferred Stock had been converted to Common Stock immediately prior to such Liquidation, in each case, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, Common Stock; provided, however, that the foregoing clause (ii) shall not be operative, and shall be void ab initio, with respect to any Liquidation that occurs while there is Indebtedness outstanding under the Senior Indenture if the inclusion of clause (ii) in this Statement would cause the Preferred Stock to be "Disqualified Stock" (as defined in the Senior Indenture) under the Senior Indenture.

          (b)   Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a Liquidation for purposes of this Section 6.

          (c)   After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 6, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (d)   In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock upon a Liquidation shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 6(a) and all liquidating payments on any shares of Parity Stock, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock and Parity Stock ratably, in proportion to the full distributable amounts for which holders of the Preferred Stock and Parity Stock are entitled upon such Liquidation.

        7.    Conversion.

          (a)    Conversion Right.

            (i)    Without limiting the Company's rights to exercise the Company Conversion Option pursuant to Section 7(c), each Holder of a share of Preferred Stock shall have the right, at such Holder's option, exercisable at any time and from time to time to convert all or any portion of such Holder's shares of Preferred Stock, subject to the terms and provisions of this Section 7 (the "Conversion Right"). Upon a Holder's election to exercise the Conversion Right, the shares of Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Preferred Stock being so converted multiplied by the quotient of (A) the Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date, divided by (B) the Conversion Price then in effect; provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Conversion Date.

            (ii)   No fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference as of the Conversion Date, plus Accrued Dividends through the Conversion Date

Annex III-27

    (subject to the Company's right to pay such unpaid dividends in cash pursuant to Section 7(a)(i)), on all shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable but for the immediately preceding two sentences, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Volume Weighted Average Price on the Trading Day immediately prior to the Conversion Date or the Company Conversion Date, as applicable.

            (iii)  A Holder of Preferred Stock shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder's Preferred Stock, and only to the extent the shares of Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

            (iv)  The Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 110% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of 7.0% Preferred Stock and Hybrid Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of 7.0% Preferred Stock or Hybrid Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable. The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or quoted on an automated quotation system, the Company will, if permitted by the rules of such national securities exchange or automated quotation system, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Preferred Stock.

          (b)    Conversion Right Procedures.

            (i)    The Conversion Right of a Holder of Preferred Stock shall be exercised by the Holder by the surrender to the Company of the certificates representing shares of Preferred Stock to be converted at any time during usual business hours at the Company's principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Company in the form of Exhibit B hereto that the Holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate (a "Conversion Notice") and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

            (ii)   As promptly as practicable after the surrender of the certificate or certificates for Preferred Stock as aforesaid and the receipt of the Conversion Notice and in no event later than three Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder of Preferred Stock being converted, or the Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company

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    elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii).

            (iii)  Each conversion shall be deemed to have been made at the close of business on the date of the later to occur of giving the Conversion Notice and of surrendering the certificate or certificates representing the Preferred Stock to be converted (the "Conversion Date") so that the rights of the Holder thereof as to the Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (iv)  The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 7(a) or Section 7(c) shall be made without charge to the converting Holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

          (c)    Company Conversion Option.

            (i)    At any time and from time to time and subject to the provisions of this Section 7(c), the Company shall have the option (the "Company Conversion Option") to cause all or any portion of the Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the quotient of (A) the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date, divided by (B) the Conversion Price then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 7(a)(ii); provided, however, that the Company may, at its option, elect to pay Accrued Dividends through the Company Conversion Date in cash, in which event the amount in clause (A) shall not include Accrued Dividends through the Company Conversion Date. The Company may exercise the Company Conversion Option only if the Volume Weighted Average Price of the Common Stock equals or exceeds the Mandatory Conversion Percentage of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the date of the Company's issuance of a press release announcing the Company's exercise of the Company Conversion Option in accordance with this Statement (a "Company Conversion Notice"). If the Company Conversion Option is exercised on or after March 30, 2011, the Holders of the shares of Preferred Stock for which the Company Conversion Option is exercised will have the option to receive, in lieu of the shares of Common Stock issuable pursuant to this Section 7(c)(i), a cash payment per share of Preferred Stock for which the Company Conversion Option is exercised equal to the Liquidation Preference as of the Company Conversion Date, plus Accrued Dividends through the Company Conversion Date.

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            (ii)   Notwithstanding the provisions of Section 7(c)(i), the Company may exercise the Company Conversion Option to convert all or any portion of the outstanding 7.0% Preferred Stock and Hybrid Preferred Stock (ratably among all holders of 7.0% Preferred Stock and Hybrid Preferred Stock); provided that the Company may not exercise the Company Conversion Option for less than the lesser of (A) 25% of the sum of (1) the number of shares of 7.0% Preferred Stock issued on the Original Issue Date plus (2) the number of shares of Hybrid Preferred Stock issued on the Original Issue Date (the sum of clauses (1) and (2) collectively, the "Initial Preferred Shares") or (B) all outstanding 7.0% Preferred Stock and Hybrid Preferred Stock if such outstanding shares represent less than 25% of the Initial Preferred Shares. The Company Conversion Option may not be exercised during a Convertible Stock Registration Default, if a Deferral Period is in effect or if, on the date that the Company would be permitted to issue a Company Conversion Notice, the Company has knowledge of a pending corporate development that the Company reasonably believes would make it appropriate to suspend the availability of any effective shelf registration statement at any time prior to the 30th day after the Company Conversion Date.

            (iii)  To exercise the Company Conversion Option, the Company must issue a Company Conversion Notice for publication on PR Newswire (or, if such organization is not in existence at the time of issuance of the Company Conversion Notice, such other news or press organization as is reasonably calculated to disseminate the relevant information broadly to the public) prior to the opening of business on the first Trading Day following any date on which the Volume Weighted Average Price of the Common Stock exceeds the Mandatory Conversion Percentage of the Conversion Price for the period set forth in Section 7(c)(i), announcing the Company Conversion Option. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders of Preferred Stock (not later than four Trading Days after the date of the Company Conversion Notice) of the Company's election to exercise the Company Conversion Option. The conversion date will be a date selected by the Company (the "Company Conversion Date") and will be after (but no more than five Trading Days after) the date on which the Company issues the Company Conversion Notice.

            (iv)  In addition to any information required by applicable law or regulation, the Company Conversion Notice shall state, as appropriate (A) the Company Conversion Date, (B) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock and whether the Company has elected to pay Accrued Dividends through the Company Conversion Date in cash, (C) the number of shares of Preferred Stock to be converted and (D) that dividends on the Preferred Stock to be converted will cease to accrue on the Company Conversion Date.

            (v)   Following delivery of a Company Conversion Notice, upon surrender of the Preferred Stock by a Holder thereof and, if applicable, notice to the Company of the Holder's election to receive a cash payment as provided in Section 7(c)(i), the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder's written order, (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which a Holder of the Preferred Stock being converted, or a Holder's transferee, shall be entitled, (B) if less than the full number of shares of Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for payment of Accrued Dividends through the Company Conversion Date if the Company elects to pay dividends in cash pursuant to Section 7(c)(i), (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(a)(ii) or (E) if applicable, and in lieu of (A), (C) and (D), a cash payment if elected by the Holder as provided in Section 7(c)(i).

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            (vi)  Each conversion pursuant to a Company Conversion Option shall be deemed to have been made at the close of business on the Company Conversion Date so that the rights of the Holder thereof as to the Preferred Stock being converted will cease except for the right to receive the shares of Common Stock or cash issuable under this Section 7(c), and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

            (vii) In case any shares of Preferred Stock are to be converted pursuant to this Section 7(c), such Holder's right to voluntarily convert its shares of Preferred Stock pursuant to Section 7(a) shall terminate at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Company Conversion Date.

          (d)    Accrued Dividends.    If a Conversion Date or a Company Conversion Date is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders with respect to the exercise of a Conversion Right or a Company Conversion Option on the Conversion Date or Company Conversion Date, as applicable.

        8.    Adjustment of Conversion Price.

          (a)   The Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

            (i)    If the Company shall pay a dividend or make a distribution to holders of outstanding Common Stock in shares of Common Stock, the Conversion Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution shall be decreased so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and of which the denominator shall be the sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the total number of shares of Common Stock constituting such dividend or other distribution. Such adjustment shall be made successively whenever any such dividend or distribution is made and shall become effective immediately after such record date. For the purpose of this clause (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this clause (i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect had such dividend or distribution not been declared.

            (ii)   If the Company shall subdivide its outstanding Common Stock into a greater number of shares, or combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the day upon which such subdivision or combination becomes effective shall be, in the case of a subdivision of Common Stock, proportionately decreased and, in the case of a combination of Common Stock, proportionately increased. Such adjustment shall be made successively whenever any such subdivision or combination of the Common Stock occurs and shall become effective immediately after the date upon which such subdivision or combination becomes effective.

            (iii)  If the Company shall issue Options to holders of its outstanding Common Stock entitling them for a period expiring within 180 days after such issuance to subscribe for or purchase shares of Common Stock or Convertible Securities at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or

Annex III-31

    exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the record date for the determination of shareholders entitled to receive such Options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such record date by (B) a fraction, of which the numerator shall be sum of (1) the number of shares of Common Stock outstanding at the close of business on such record date plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such offering (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Current Market Price per share of Common Stock on such record date, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus (y) the number of additional shares of Common Stock offered or subject to issuance upon the conversion, exchange or exercise of such securities offered. Such adjustment shall be made successively whenever any such Options are issued, and shall become effective immediately after such record date.

            For the purposes of this Section 8(a)(iii), the issuance by the Company of Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If at the end of the period during which such Options are exercisable, not all Options shall have been exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. If such Options are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if the record date for the determination of shareholders entitled to receive such Options had not been fixed. In determining whether any Options entitle the holders thereof to subscribe for or purchase shares of Common Stock at a price less than the Current Market Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such Options and any amount payable on conversion, exchange or exercise thereof, and the value of such consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution. No adjustment of the Conversion Price shall be made pursuant to this Section 8(a)(iii) if the Holders of Preferred Stock receive such Options based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

            (iv)  If the Company shall, by dividend or otherwise, distribute during any Calendar Quarter (a "Triggering Distribution") to holders of its Common Stock a payment of cash or other property (excluding (A) any dividend or distribution of Common Stock for which an adjustment was made pursuant to Section 8(a)(i), (B) any subdivision or combination of Common Stock for which an adjustment was made pursuant to Section 8(a)(ii), (C) any issuance of Options for which an adjustment was made pursuant to Section 8(a)(iii) and (D) any dividend or distribution in connection with a Liquidation or a merger or a consolidation of the Company (collectively the "Excluded Distributions")) in an amount per share of Common Stock that, when combined with the per share amounts (calculated at the time of each of such earlier distributions) of all other such dividends and distributions (other than Excluded Distributions) made within such Calendar Quarter to holders of Common

Annex III-32

    Stock, exceeds $0.06 per share (as it may be adjusted pursuant to this Section 8(a), the "Distribution Threshold"), then the Conversion Price will be adjusted by subtracting from the Conversion Price in effect immediately prior to the close of business on the record date for such Triggering Distribution (a "Triggering Determination Date") an amount equal to the excess, if any, of (1) the lesser of (x) $0.10 per share (as it may be adjusted pursuant to this Section 8(a), the "Maximum Distribution Amount") and (y) the amount of such dividend or distribution per share, over (2) the Distribution Threshold (the "Excess Distribution Amount"). Holders of Preferred Stock will receive an equivalent dividend or distribution of the amount of such dividend or distribution in excess of the Maximum Distribution Amount per Calendar Quarter (without any adjustments of the Conversion Price pursuant to this Section 8(a)(iv)) and that would be payable to such Holders if such shares of Preferred Stock had been converted into Common Stock immediately prior to such dividend or distribution pursuant to Section 3(g)(iv). Such adjustment will become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or other distribution had not been declared. Each of the Distribution Threshold and the Maximum Distribution Amount shall be subject to adjustment under the same circumstances under which the Conversion Price is subject to adjustment under this Section 8(a); provided, however, that no adjustment will be made to the Distribution Threshold or Maximum Distribution Amount for any adjustment made to the Conversion Price pursuant to this Section 8(a)(iv). The value of any non-cash dividend or distribution pursuant to this Section 8(a)(iv) shall be determined in good faith by the Board of Directors and evidenced by a resolution.

            (v)   If any tender offer or share repurchase is made by the Company or any of its Subsidiaries for all or any portion of Common Stock, then, if the tender offer or share repurchase shall require the payment to shareholders of consideration per share of Common Stock having a fair market value (as determined reasonably and in good faith by the Board of Directors of the Company and evidenced by a resolution) that exceeds the Current Market Price per share of Common Stock (as determined in accordance with clause (vii) of this Section 8(a)) on the date prior to the announcement of such tender offer or share repurchase (the "Announcement Date"), the Conversion Price shall be decreased so that the same shall equal the amount determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the Trading Day prior to the Announcement Date by (B) a fraction, of which the numerator shall be the product of (1) the number of shares of Common Stock outstanding (including Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date multiplied by (2) the Current Market Price on the Trading Day prior to the Announcement Date and the denominator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or share repurchase) of all shares of Common Stock validly tendered and not withdrawn (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of (I) the number of shares of Common Stock outstanding (less any Purchased Shares) at the close of business on the Trading Day prior to the Announcement Date and (II) the Current Market Price on the Trading Day prior to the Announcement Date, such adjustment to become effective immediately prior to the opening of business on the day following the Announcement Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or share repurchase, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the

Annex III-33

    Conversion Price that would have been in effect based upon the number of shares actually purchased, if any. If the application of this clause (v) of Section 8(a) to any tender offer or share repurchase would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or share repurchase under this clause (v). For purposes of this Section 8(a)(v), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

            (vi)  If the Company shall issue for cash or other consideration shares of Common Stock, Convertible Securities or Options at a price per share of Common Stock, calculated by including the aggregate proceeds to the Company upon issuance and any additional consideration payable to the Company upon any such conversion, exchange or exercise (in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing), that is less than the Conversion Price immediately prior to the issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to such issuance by (B) a fraction, of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate proceeds to the Company from such issuance (including any additional consideration per share of Common Stock payable to the Company upon any such conversion, exchange or exercise (before deduction of any discounts, commissions, fees and other expenses of issuance and marketing)) would purchase at the Conversion Price per share of Common Stock on the date of such issuance, and of which the denominator shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of additional shares of Common Stock issued or subject to issuance upon the conversion, exchange or exercise of such securities issued. Such adjustment shall be made successively whenever any such shares of Common Stock, Convertible Securities or Options are issued, and shall become effective upon such issuance.

            For purposes of this Section 8(a)(vi), the issuance by the Company of Convertible Securities or Options shall be deemed to involve the immediate issuance of the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Convertible Securities or Options for a consideration equal to the minimum aggregate consideration receivable by the Company upon such conversion, exchange or exercise. If Convertible Securities or Options are issued by the Company that result in an adjustment to the Conversion Price pursuant to this Section 8(a)(vi) and such Convertible Securities or Options are not converted, exchanged or exercised prior to the expiration of the right of the holders of such Convertible Securities or Options to effect any such action, then immediately upon such expiration the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such Convertible Securities or Options been made on the basis of delivery of only the number of shares of Common Stock actually issued. In determining whether any Convertible Securities or Options entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the Conversion Price per share of Common Stock and in determining the aggregate offering price of the total number of shares of Common stock so offered, there shall be taken into account any consideration received by the Company for such Convertible Securities or Options and any amount payable on conversion, exercise or exchange thereof, and the value of such

Annex III-34

    consideration, if other than cash, shall be the fair market value thereof as determined in good faith by the Board of Directors and evidenced by a resolution.

            The provisions of this Section 8(a)(vi) shall not be applicable to any issuance for which an adjustment to the Conversion Price is otherwise provided under this Section 8(a).

            (vii) For the purpose of any computation under this Section 8(a), the current market price (the "Current Market Price") per share of Common Stock on any date shall be calculated by the Company and shall be the average of the Volume Weighted Average Prices for (A) the twenty consecutive Trading Days ending on the Trading Day prior to the Announcement Date with respect to tender offers or share repurchases under Section 8(a)(v) or (B) the ten consecutive Trading Days ending on the earlier of (1)(x) the record date for the determination of shareholders entitled to receive Options with respect to issuances under Section 8(a)(iii) or (y) the Triggering Determination Date with respect to distributions under Section 8(a)(iv) or (2) unless otherwise specified by an applicable provision of this Section 8, the "ex-date" with respect to distributions, issuances or other events requiring such computation under this Section 8. For purposes of this paragraph, the term "ex-date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (b)   For purposes of this Section 8, "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is converted or exchanged into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such dividend, distribution, cash, security or other property (whether or not such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

          (c)   If one or more events occurs requiring an adjustment be made to the Conversion Price for a particular period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

          (d)   No adjustment in the Conversion Price shall be required:

            (i)    unless such adjustment would require an increase or decrease of at least 0.5% in the Conversion Price as last adjusted; provided, however, that any adjustments that would be required to be made but for this Section 8(d)(i) shall be carried forward and taken into account in any subsequent adjustment; and, provided further, that all calculations under this Section 8 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be, with one half cent and 0.00005 of a share, respectively, being rounded upward;

            (ii)   for issuances of Common Stock or Options pursuant to a plan for reinvestment of dividends or interest or any other present or future employee benefits plan or program of the Company or any of its Subsidiaries;

            (iii)  upon the issuance of any shares of Common Stock pursuant to (A) either the conversion of the 7.0% Preferred Stock or the Hybrid Preferred Stock or any other Option or Convertible Securities outstanding as of the Original Issue Date and the terms and conditions of which are not subsequently amended or (B) the conversion, exchange or exercise of any Convertible Securities or Options for which an adjustment to the Conversion Price was previously made pursuant to this Section 8(a) and the terms and conditions of which are not subsequently amended;

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            (iv)  for a change in the par value of the Common Stock or the change in the Common Stock from par value to no par value, or from no par value to par value;

            (v)   for the payment of Accrued Dividends; or

            (vi)  with respect to Section 8(a)(v), if such tender offer or share repurchase is made to fund a stock grant or award pursuant to or under any benefit or incentive plan of the Company or any Subsidiary in order to prevent dilution of the holders of Common Stock that would result from issuance of such grant or award.

          (e)   In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain Shareholder Approval, then the Company shall use its reasonable best efforts to obtain such Shareholder Approval as promptly as practicable.

          (f)    Whenever the Conversion Price shall be adjusted as provided in Section 8(a), the Company shall file, at the office of the Transfer Agent, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its address appearing in the Register. Each such statement shall be signed by the Company's chief financial officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 8(g). The Company shall, upon written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) all adjustments and readjustments to the Conversion Price, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of such Holder's shares of Preferred Stock if such shares were convertible at such time at the Conversion Price at that time in effect.

          (g)   In the event the Company shall propose to take any action of the type described in Section 8(a), the Company shall give notice to each Holder, in the manner set forth in Section 8(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Preferred Stock. Except as otherwise provided herein, (x) in the case of any action that would require the fixing of a record date, such notice shall be given at least five days prior to the date so fixed and (y) in the case of all other action, such notice shall be given at least five days prior to the taking of such proposed action.

        9.    Recapitalization, Reclassification and Changes in Common Stock.

        Upon the occurrence of any:

          (a)   reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (b)   merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock; or

          (c)   sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (c), a "Transaction");

Annex III-36

then the Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the holders of Preferred Stock would have been entitled to receive upon such Transaction had such Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder of the Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of such Holder's shares of Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five Trading Days prior to the anticipated effective date of such Transaction. If this Section 9 applies to a Transaction, Section 8 shall not apply to such Transaction; however, the provisions of this Section 9 shall not limit the rights of Holders of Preferred Stock pursuant to Section 4.

        10.    Certificates.

          (a)    Form and Dating.

            (i)    The Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) including the legends set forth in Section 10(d). Each Preferred Stock certificate shall be dated the date of its authentication.

            (ii)   Subject to Section 10(a)(iii) hereof, the Preferred Stock shall be initially issued and thereafter evidenced only in definitive, certificated form ("Certificated Preferred Stock").

            (iii)  Upon the registration of the Preferred Stock pursuant to an effective registration statement under the Securities Act, Certificated Preferred Stock may be exchanged for a beneficial interest in one or more fully registered global certificates with the global securities legend set forth in Exhibit A hereto (the "Global Preferred Stock"), which shall be deposited on behalf of the Holders represented thereby with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Preferred Stock represented by Global Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

            (iv)  In the event Global Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver one or more Global Preferred Stock certificates that (A) shall be registered in the name of DTC as depository for such Global Preferred Stock or the nominee of DTC and (B) shall be delivered by the Transfer Agent to DTC or, pursuant to DTC's instructions, held by the Transfer Agent as custodian for DTC. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Statement with respect to any Global Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving

Annex III-37

    effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Stock.

          (b)    Execution and Authentication.    Two Officers shall sign any Preferred Stock certificate for the Company by manual or facsimile signature. If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless. A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Preferred Stock certificate. The signature shall be conclusive evidence that such Preferred Stock certificate has been authenticated under this Statement. The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of Preferred Stock is to be authenticated. The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for Preferred Stock whenever the Transfer Agent may do so. Each reference in this Statement to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

          (c)    Transfer and Exchange.

            (i)    When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock certificates or to exchange such Certificated Preferred Stock for Certificated Preferred Stock representing an equal number of shares of Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

              (A)  shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or its attorney duly authorized in writing; and

              (B)  is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (II) below,

    and is accompanied by the following additional information and documents, as applicable:

                (1)   if such Certificated Preferred Stock is being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or

                (2)   if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A or pursuant to an exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit C hereto) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with such exemption from registration under the Securities Act.

            (ii)   Subject to the restrictions set forth in Section 10(a)(iii), Certificated Preferred Stock may not be exchanged for a beneficial interest in Global Preferred Stock except upon

Annex III-38

    satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form and substance reasonably satisfactory to the Company and the Transfer Agent, together with written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Preferred Stock to reflect an increase in the number of shares of Preferred Stock represented by the Global Preferred Stock, then the Transfer Agent shall cancel such Certificated Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by the Global Preferred Stock to be increased accordingly. If no Global Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Preferred Stock certificate representing the appropriate number of shares.

            (iii)  The transfer and exchange of Global Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Statement (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

            (iv)  Any Person having a beneficial interest in Global Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to another exemption from registration thereunder may upon request, but only with the consent of the Company, and if accompanied by a certification from such Person to that effect (in substantially the form of Exhibit C hereto), exchange such beneficial interest for Certificated Preferred Stock representing the same number of shares of Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any Person having a beneficial interest in Global Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the Person designated by DTC as having such a beneficial interest in a Global Preferred Stock only, then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Preferred Stock represented by Global Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Preferred Stock. Certificated Preferred Stock issued in exchange for a beneficial interest in Global Preferred Stock pursuant to this Section 10(c)(iv) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Preferred Stock to the Persons in whose names such Preferred Stock are so registered in accordance with the instructions of DTC.

            (v)   Notwithstanding any other provisions of this Statement (other than the provisions set forth in Section 10(c)(vi)), Global Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

            (vi)  If at any time:

              (A)  DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Preferred Stock and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days after delivery of such notice;

Annex III-39

              (B)  DTC ceases to be a clearing agency registered under the Exchange Act and a successor depository for the Global Preferred Stock is not appointed by the Company within ninety (90) days; or

              (C)  the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Preferred Stock under this Statement,

then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company requesting the authentication and delivery of Certificated Preferred Stock to the Persons designated by the Company, will authenticate and deliver Certificated Preferred Stock equal to the number of shares of Preferred Stock represented by the Global Preferred Stock, in exchange for such Global Preferred Stock.

            (vii) At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted or canceled, such Global Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Preferred Stock is exchanged for Certificated Preferred Stock, converted or canceled, the number of shares of Preferred Stock represented by such Global Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

        (d)    Legends.

            (i)    Except as permitted by the following paragraph (ii), each certificate evidencing the Global Preferred Stock and the Certificated Preferred Stock shall bear a legend in substantially the following form:

  "NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

  "THESE SECURITIES ARE SUBJECT TO A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF MARCH 28, 2007 AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SECTION 5.01 OF SUCH PREFERRED STOCK PURCHASE AGREEMENT. THE COMPANY WILL FURNISH A COPY OF SUCH PREFERRED STOCK PURCHASE AGREEMENT TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

            (ii)   Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

              (A)  in the case of any Transfer Restricted Security that is Certificated Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer

Annex III-40

      Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (B)  in the case of any Transfer Restricted Security that is represented by Global Preferred Stock the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 under the Securities Act and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth in Exhibit C hereto).

          (e)    Obligations with Respect to Transfers of Preferred Stock.

            (i)    To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Preferred Stock certificates as required pursuant to the provisions of this Section 10.

            (ii)   All Preferred Stock certificates issued upon any registration of transfer or exchange of Preferred Stock certificates shall be the valid obligations of the Company, entitled to the same benefits under this Statement as the Preferred Stock certificates surrendered upon such registration of transfer or exchange.

            (iii)  Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

            (iv)  No service charge shall be made to a Holder of Preferred Stock for any registration of transfer or exchange upon surrender of any Preferred Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock certificates.

            (v)   Upon any sale or transfer of shares of Preferred Stock (including any Preferred Stock represented by Global Preferred Stock) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act (and based upon an Opinion of Counsel reasonably satisfactory to the Company if it so requests), in the case of any Certificated Preferred Stock, the Company and the Transfer Agent shall permit the holder thereof to exchange such Preferred Stock for Certificated Preferred Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Preferred Stock issuable in respect of the conversion of the Preferred Stock.

            (vi)  The Transfer Agent shall have no responsibility or obligation to any beneficial owner of Global Preferred Stock, a member of, or a participant in DTC or any other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Preferred Stock or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice or the payment of any amount, under or with respect to such Global Preferred Stock. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Stock shall be given or made only to the Holders (which shall be DTC or its nominee in the case of the Global Preferred Stock). The rights of beneficial owners in any Global Preferred Stock shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

Annex III-41

            (vii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Statement or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Statement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (f)    Replacement Certificates.    If a mutilated Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Preferred Stock certificate claims that the Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Preferred Stock certificate if the reasonable requirements of the Transfer Agent are met. If required by the Transfer Agent or the Company, such holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if a Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the holder for their expenses in replacing a Preferred Stock certificate.

          (g)    Temporary Certificates.    Until definitive Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Preferred Stock certificates. Temporary Preferred Stock certificates shall be substantially in the form of definitive Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Preferred Stock certificates and deliver them in exchange for temporary Preferred Stock certificates.

          (h)    Cancellation.

            (i)    In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

            (ii)   At such time as all beneficial interests in Global Preferred Stock have either been exchanged for Certificated Preferred Stock, converted, repurchased or canceled, such Global Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

            (iii)  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company. The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

        11.    Other Provisions.

          (a)   With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any conversion, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

          (b)   Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Texas law,

Annex III-42

  will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Statement.

          (c)   The shares of Preferred Stock shall be issuable only in whole shares.

          (d)   Unless otherwise specifically provided herein, all notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

          (e)   If at any time the Company is required to make any payment to a Holder pursuant to this Statement (including, without limitation, pursuant to Section 3(a), 4(d) or 4(k)(ii)), the Company does not have sufficient funds legally available to make such payment, the Company shall, to the extent permitted by applicable law (including the Texas Business Corporation Act), revalue its consolidated assets and liabilities and reduce its stated capital so as to increase the amount of capital and surplus legally available to enable such payment, and the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the holders of the Preferred Stock hereunder.

          (f)    All references herein to provisions of the Texas Business Corporation Act shall be deemed to be references to the analogous provisions of the Texas Corporation Law and Texas For-Profit Corporation Law upon the earlier of (i) January 1, 2010 or (ii) the date of adoption by the Company of the Texas Business Organizations Code.

Annex III-43

EXHIBIT A

GLOBAL SECURITY LEGENDS

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT OF DESIGNATION REFERRED TO BELOW.

Annex III—A-1

EXHIBIT B

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the Preferred Stock)

        The undersigned hereby irrevocably elects to convert shares of Series A-1 Hybrid Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s).                         (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of EXCO Resources, Inc. (the "Company") according to the conditions of the Statement of Designation of the Preferred Stock (the "Statement of Designation"), as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith the Preferred Stock Certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

        The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to any exemption from registration under the Act.

        Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Statement of Designation.

Date of Conversion:
Applicable Conversion Price:
Number of shares of Preferred Stock to be converted (plus Accrued Dividends):
Number of shares of Common Stock to be issued: *
Signature:
Name:
Address:**
Fax No.:

*
The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or the Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three Business Days following receipt of the original Preferred Stock Certificate(s) to be converted.

**
Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

Annex III—B-1

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:
Series A-1 Hybrid Preferred Stock (the "Preferred Stock") of EXCO Resources, Inc. (the "Company")

This Certificate relates to            shares of Preferred Stock held in *☐ book-entry or *☐ definitive form by                        (the "Transferor").

The Transferor*

  ☐
  has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Preferred Stock held by DTC shares of Preferred Stock in definitive, registered form equal to its beneficial interest in such Preferred Stock (or the portion thereof indicated above); or

  ☐
  has requested the Transfer Agent by written order to exchange or register the transfer of such shares of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Statement of Designation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

  ☐
  Such Preferred Stock is being acquired for the Transferor's own account without transfer.

  ☐
  Such Preferred Stock is being transferred to the Company.

  ☐
  Such Preferred Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]
by:
Date:

*
Please check applicable box.

Annex III—C-1

Annex G

The EXCO Resources, Inc.

2005 LONG-TERM INCENTIVE PLAN

        The EXCO Resources, Inc. 2005 Long-Term Incentive Plan (the "Plan") was originally adopted by the Board of Directors and the stockholders of EXCO Holdings II, Inc., a Delaware corporation ("Holdings II"), on September 15, 2005. As a result of the merger of Holdings II with and into EXCO Holdings Inc., a Delaware corporation ("Holdings"), the Plan was assumed by Holdings, effective as of September 30, 2005, and ratified by Holdings' Board of Directors, effective as of October 5, 2005, and Holdings' stockholders, effective as of October 3, 2005. As a result of the merger of Holdings with and into EXCO Resources, Inc., a Texas corporation (the "Company"), the Plan was assumed by the Company, effective as of February 14, 2006, in accordance with the terms of that certain Agreement and Plan of Merger, dated February 9, 2006, which agreement, including the merger and the Company's assumption of the Plan contemplated thereby, were approved, effective as of February 4, 2006, by (i) the Boards of Directors of the Company and Holdings, (ii) the sole shareholder of the Company, and (iii) the stockholders of Holdings. The Awards previously granted under this Plan have been converted into awards in EXCO Resources, Inc. common stock pursuant to the requirements of Treasury Regulation section 1.424-1. The Plan shall be known as the EXCO Resources, Inc. 2005 Long-Term Incentive Plan from and after February 14, 2006.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to attract and retain the services of key employees, consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

          (a)   increase the interest of such persons in the Company's welfare;

          (b)   furnish an incentive to such persons to continue their services for the Company; and

          (c)   provide a means through which the Company may attract able persons as employees, and Outside Directors.

        With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") in the event the Common Stock as a class should ever be registered under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee. No Incentive Stock Options shall be issued to Consultants, independent contractors or Outside Directors of the Company.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        2.1   "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an "Incentive" or as "Award").

        2.2   "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

        2.3   "Award Period" means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

        2.4   "Board" means the board of directors of the Company.

        2.5   "Callable" means Common Stock issued to a Participant which is subject to the Company's right to call and repurchase such Common Stock upon Termination of Employment pursuant to the terms of the Award Agreement under which the Participant purchased the Common Stock.

        2.6   "Change in Control" means that following an offering of the Common Stock pursuant to an IPO, a "Change in Control" shall mean any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction or the merger of the Company into one of its subsidiaries; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the date of an IPO were directors or (y) become directors after the date of an IPO and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of an IPO or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company's outstanding voting securities on the date of an IPO; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors or (aa) a purchase(s) of the shares are sold pursuant to effective registration under applicable federal and state securities laws; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7. Notwithstanding the above, no amount may become payable under a SAR or any other Award which is subject to Code section 409A unless the Change in Control also satisfies the definition of a Change in Control under the guidance issued under section 409A of the Code, and the payment occurs within the time specified in such guidance for the payment to be treated as on account of the Change in Control.

        2.7   "Code" means the Internal Revenue Code of 1986, as amended.

        2.8   "Committee" means the committee appointed or designated by the Board to serve as the Compensation Committee (or a similarly named Committee generally intended to administer and oversee employee compensation plans such as the Plan) of the Board to administer the Plan in accordance with Article 3 of this Plan.

        2.9   "Common Stock" means the Common Stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

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        2.10 "Company" means EXCO Resources, Inc., a Texas corporation, and any successor entity.

        2.11 "Consultant" means any person performing advisor or consulting services to the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction. A Consultant is not eligible to receive Incentive Stock Options (or Statutory Stock Options).

        2.12 "Corporation" means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

        2.13 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder in the event the Common Stock should ever be registered under the 1934 Act, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

        2.14 "Dividend Equivalent Right" means the right of the holder thereof to receive credits as set forth in Section 6.9 hereof based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

        2.15 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

        2.16 "Executive Officer" means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act or a "covered employee" as defined in Section 162(m)(3) of the Code.

        2.17 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock and in compliance with the valuation methods permitted under Treasury Regulations § 1.422-2(e) and § 20.2031-2.

        2.18 "Incentive" is defined in Section 2.1 hereof.

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        2.19 "Incentive Stock Option" or "Statutory Stock Option" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

        2.20 "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

        2.21 "IPO" means the first public offering of any class of equity securities of this Company (or any successor or assign of the Company whether by merger, consolidation, sale of assets or otherwise occurring after this Plan is effective) pursuant to a registration statement filed with and declared effective by the Securities Exchange Commission.

        2.22 "Nonpublicly Traded" means Company Stock as it exists prior to an IPO.

        2.23 "Nonqualified Stock Option" or "Nonstatutory Stock Option" or "NQSO" means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

        2.24 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

        2.25 "Other Award" means an Award issued pursuant to Section 6.10 hereof.

        2.26 "Outside Director" means a director of the Company who is not an Employee. Outside Directors are not eligible to receive an Incentive Stock Option.

        2.27 "Participant" means an Employee, Consultant, independent contractor, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan for any grant that is not an Incentive Stock Option. A Participant also includes an Employee to whom an Award for an Incentive Stock Option is granted.

        2.28 "Plan" means this EXCO Resources, Inc. 2005 Long-Term Incentive Plan, as amended from time to time.

        2.29 "Performance Award" means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.8 hereof.

        2.30 "Performance Goal" means any of the goals set forth in Section 6.11 hereof.

        2.31 "Reload Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

        2.32 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act.

        2.33 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

        2.34 "Restricted Stock Units" means units awarded to Participants pursuant to Section 6.7 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

        2.35 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

        2.36 "SAR" or "stock appreciation right" means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of

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Common Stock on a specified date, provided the amount is fixed on the date the SAR is exercised over the SAR Price for such shares.

        2.37 "SAR Price" means the exercise price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

        2.38 "Stock Option" means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

        2.39 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

        2.40 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the above, effective on and after January 1, 2005, for any Award which is deferred compensation subject to Section 409A of the Code, "Termination from Service" shall have the same meaning as "Separation from Service" under Section 409A(a)(2)(A)(i) and any guidance issued thereunder.

        2.41 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the above, for purposes of any Award hereunder which is deemed to be deferred compensation subject to Section 409A of the Code, effective for all periods on or after January 1, 2005, "Total and Permanent Disability" shall mean a participant who either (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the participant's employer, or otherwise satisfies such definition as it is modified by any guidance issued under or regarding Section 409A of the Code.

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ARTICLE 3
ADMINISTRATION

        3.1    General Administration; Establishment of Committee.    Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act only in the event the Common Stock should ever be registered under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

        3.2    Designation of Participants and Awards.

          (a)   The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

          (b)   Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an "Authorized Officer") to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

        3.3    Authority of the Committee.    The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee's discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

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        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

        3.4    Prohibition on Acceleration of Benefits.    Any Award which constitutes deferred compensation under Section 409A of the Code shall not have the time or schedule of any payment thereunder accelerated, except as permitted under the guidance issued under Section 409A of the Code.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), or Outside Director of the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company or any Subsidiary is eligible to participate in the Plan; provided that only Employees of the Company or any Subsidiary shall be eligible to receive Incentive Stock Options. An independent contractor providing services to the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company or any Subsidiary is eligible to participate in the Plan; provided that independent contractors shall not be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to some or all of the existing Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1    Number Available for Awards.    Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is ten million (10,000,000) shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan that are Incentive Stock Option grants is ten million (10,000,000) shares.

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        5.2    Reuse of Shares.    To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.

ARTICLE 6
GRANT OF AWARDS

        6.1    In General.

          (a)   The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

          (b)   If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          (c)   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the Award. If the Award does not specify inherent equivalents, then no interest equivalents shall be credited.

        6.2    Option Price.    The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price shall never be less than the Fair Market Value of the share of the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

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        6.3    Maximum ISO Grants.    The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

        6.4    Restricted Stock.    If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, in whole or in part, or the schedule which determines when the Participant earns a vested interest in the shares of Common Stock (subject to the Restricted Stock Award), (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

          (a)    Legend on Shares.    Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock which shall vest under the terms of the Award. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

          (b)    Restrictions and Conditions.    Shares of Restricted Stock shall be subject to the following restrictions and conditions:

            (i)    Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

            (ii)   Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to

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    the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

            (iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

            (iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.5    SARs.    The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

        Effective for any SAR granted on or after January 1, 2005, the exercise price of any SAR shall in no event be less than the Fair Market Value of the Shares at the time of the grant. The Award of the SAR shall provide for a period during which the Participant may exercise the SAR which shall be prior to the specified payment date. The Award of the SAR shall provide the specified date on which payment will be made. The payment amount shall be based upon the difference in the Fair Market Value of the shares at the exercise date and the SAR exercise price set in the Award multiplied by the number of shares exercised (the "Spread"). The Award for the SAR may provide for crediting of interest equivalents from the date of exercise to the specified payment date at a rate specified in the Award provided the interest rate used is permissible under Section 409A of the Code and the guidance issued thereunder. If the Award does not specify any interest equivalent, no interest equivalents shall be credited on the Spread from the date of exercise to the specified payment date. A SAR shall only be issued following the date the Company's Common Stock is offered in a transaction registered under the applicable federal and state securities laws, when its securities are publicly traded on an established market; however, if guidance under Code Section 409A provides for any fewer or different requirements in order for the SAR to avoid being deferred compensation, the issuance of the SAR

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shall be permitted when such fewer or different requirements are satisfied as determined by the Committee in its sole discretion.

        6.6    SAR Price.    The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.

        6.7    Restricted Stock Units.    Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

        6.8    Performance Awards.

          (a)   The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. However, the Committee may not, in any event, increase the number of shares of Common Stock earned by any Executive Officer upon satisfaction of any Performance Goal.

          (b)   Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

        6.9    Dividend Equivalent Rights.    For grants prior to January 1, 2005, the Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

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        Effective for grants on or after January 1, 2005, the Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant and will comply with the requirements of Section 409A of the Code to the extent applicable. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents) and will be paid at a date specified in the Award. Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments which payment date or dates shall be specified in the Award. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon a specified date or a schedule of specified payment dates in the Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        6.10    Other Awards.    The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

        6.11    Performance Goals.    Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company's Common Stock; return on net assets, equity or stockholders' equity; market share; or total return to stockholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal. Any Performance Goal Award issued on or after January 1, 2005, shall only be paid at a time specified or pursuant to a fixed schedule specified in the Award if such Performance Goal Award constitutes deferred compensation under Section 409A of the Code and the guidance issued thereunder or related thereto.

        6.12    Tandem Awards.    The Committee may grant two or more Incentives in one Award in the form of a "tandem Award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares

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of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

        6.13    Maximum Individual Grants.    No participant may receive during any calendar year of the Company, Awards covering an aggregate of more than two million (2,000,000) shares of Company Stock.

        6.14    Option Price.    The Option Price for a Nonqualified Stock Option shall be such price as determined by the Committee; provided, however, such Option Price shall not be less than the Fair Market Value of the Common Stock on the date of the Grant. The Option Price for an Incentive Stock Option shall be at least one hundred percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of the Company's stock (or of any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

ARTICLE 7
AWARD PERIOD; VESTING; TERMINATION OF SERVICE

        7.1    Award Period.    Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

        7.2    Vesting.    The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

        7.3    Termination of Service.    In the event of Termination of Service of a Participant, an Incentive or Award may only be exercised as determined by the Committee and as provided in the Award Agreement.

ARTICLE 8
EXERCISE OF INCENTIVE

        8.1    In General.    A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth in the Award Agreement and in Article 7. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions and restrictions of the Plan.

        8.2    Securities Law and Exchange Restrictions.    In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the

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shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        8.3    Exercise of Stock Option.

          (a)    In General.    If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

          (b)    Notice and Payment.    Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

          (c)    Reload Stock Options.    In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months

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  from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

          (d)    Issuance of Certificate.    Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (e)    Failure to Pay.    Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Company's sole discretion.

        8.4    SARs.    Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement, on the Exercise Date, the Participant shall be credited by the Company with cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered, which shall be paid to the Participant at the date specified in the SAR. In the discretion of the Committee, and subject to the terms of the Award Agreement, the Company may satisfy its obligation upon exercise of a SAR by distributing on the specified date for the Award, that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

        8.5    Disqualifying Disposition of Incentive Stock Option.    If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by

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a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on September 15, 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash

16

payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

        Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1    No Effect on Company's Authority.    The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2    Conversion of Incentives Where Company Survives.    Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        12.3    Exchange or Cancellation of Incentives Where Company Does Not Survive.    In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation or where stockholders of the Company prior to such transaction do not control a majority of the voting shares of the surviving corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a)   giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board's discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

          (b)   in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such

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  Incentive to be paid by the Participant (hereinafter the "Spread"), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (c)   An Award that by its terms would be fully vested or exercisable upon a Change of Control will be considered vested or exercisable for purposes of Section 12.3(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

        Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

        15.1    Investment Intent.    The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the

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Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        15.2    No Right to Continued Employment.    Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        15.3    Indemnification of Board and Committee.    No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        15.4    Effect of the Plan.    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

        15.5    Compliance With Other Laws and Regulations.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act in the event the Common Stock should ever be registered under the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        15.6    Tax Requirements.    The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but

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does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

        15.7    Assignability.    Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

        Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant or a sister or brother of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) the Participant or such Immediate Family Members and/or (2) entities which are controlled by the Participant or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

        15.8    Use of Proceeds.    Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        15.9    Compliance With Other Agreements.    Any shares of Common Stock issued upon exercise of an Incentive awarded under this Plan prior to such date on which such shares of Common Stock are offered in a transaction registered under the applicable state and federal securities laws, shall be subject to all of the terms and provisions of that certain First Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), effective as of January 5, 2006, among the Company (as successor by merger to Holdings) and the stockholders signatory thereto. Upon the Award of any Incentive prior to the date on which such shares of Common Stock were offered in a

20

transaction registered under the applicable state and federal securities laws, the Participant shall enter into such joinder agreement or other appropriate instruments binding them and any shares of Common Stock they may acquire under any Incentive to said agreement.

        15.10    Legend.    Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

          On the face of the certificate:

      "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

          On the reverse:

      "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain EXCO Resources, Inc. 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

      "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

        Any legend required by any of the terms of the Registration Rights Agreement.

        A copy of this Plan shall be kept on file in the office of the Company at 12377 Merit Drive, Suite 1700, Dallas, Texas, United States, or any successor location of the Company's principal executive offices.

***************

21

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 14, 2006, by its Chairman, Chief Executive Officer and Vice Chairman, President and Secretary pursuant to prior action taken by the Board.

EXCO RESOURCES, INC.
By:	/s/ DOUGLAS H. MILLER
Name:	Douglas H. Miller
Title:	Chairman and Chief Executive Officer

Attest:

/s/ STEPHEN F. SMITH Stephen F. Smith Vice Chairman, President and Secretary

22

ANNEX H

AMENDMENT
TO THE EXCO RESOURCES, INC.
2005 LONG-TERM INCENTIVE PLAN

        THIS AMENDMENT TO THE EXCO RESOURCES, INC. 2005 LONG-TERM INCENTIVE PLAN (this "Amendment"), dated as of                        , 2007, is made and entered into by EXCO Resources, Inc., a Texas corporation (the "Company"). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the EXCO Resources, Inc. 2005 Long-Term Incentive Plan (the "Plan").

RECITALS

        WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the "Board") may amend the Plan at any time;

        WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock (as defined in the Plan) that may be issued or transferred under the Plan set forth in Article 5 of the Plan;

        WHEREAS, the Board submitted the proposal to amend the Plan to the Company's stockholders at the 2007 Annual Meeting of Stockholders; and

        WHEREAS, the Company's stockholders approved the proposal to amend the Plan to increase the aggregate number of shares of Common Stock.

        NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

          1.     Subsection 5.1 of the Plan is hereby amended, effective                        , 2007, by deleting said Subsection in its entirety and substituting in lieu thereof the following:

            5.1   Number Available for Awards.    Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is            million (            ) shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan that are Incentive Stock Option grants is            million (            ) shares.

          2.     Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

(Signature page to follow)

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

EXCO RESOURCES, INC.
By:
Name:
Title:

ANNEX I

ARTICLES OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
EXCO RESOURCES, INC.

        Pursuant to the provisions of article 4.04 of the Texas Business Corporation Act (the "TBCA"), the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

ARTICLE ONE

        The name of the corporation is EXCO Resources, Inc.

ARTICLE TWO

        The following amendment to the Third Amended and Restated Articles of Incorporation was adopted by the shareholders of the corporation on            , 2007. The amendment increases the total number of shares of authorized capital stock from 260,000,000 to 360,000,000.

        The amendment alters or changes Article IV of the Third Amended and Restated Articles of Incorporation and the full text of Article IV altered is as follows:

"ARTICLE IV
CAPITALIZATION

          The aggregate number of shares of capital stock that the Corporation will have authority to issue is 360,000,000 shares, which shall consist of 350,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock").

          Authority is hereby expressly vested in the Board of Directors of the Corporation, subject to any limitations prescribed by the TBCA, to establish one or more series of shares of Preferred Stock from time to time by adoption of a resolution or resolutions setting forth the designation of the series and fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any such series to the same extent that such designations, preferences, limitations, and relative rights could be stated if fully set forth in these Articles of Incorporation.

          The Board of Directors of the Corporation may increase or decrease the number of shares within each established series of the Preferred Stock through the adoption of a resolution fixing and determining the new number of shares of each series in which the number of shares is increased or decreased; provided, however, that the Board of Directors of the Corporation may not decrease the number of shares within a series to less than the number of shares within such series that are then issued. In case the number of shares of a series of Preferred Stock shall be so decreased, the shares by which the series is decreased shall resume the status of authorized but unissued shares of the class of shares from which the series was established."

ARTICLE THREE

        The amendment made by these articles of incorporation has been effected in conformity with the provisions of the TBCA and the Corporation's constituent documents.

ARTICLE FOUR

        This document will become effective when the document is filed by the secretary of state.

Remainder of Page Intentionally Left Blank.
Signature Page to Follow.

Dated: , 2007.
EXCO RESOURCES, INC.
By:
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President, Chief Financial Officer and Treasurer

APPENDIX J

PROXY

EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

VOTE BY ONE OF THE FOLLOWING METHODS:

  1. VOTE BY INTERNET—[                        ]

        Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions provided.

  2. VOTE BY PHONE—[                        ]

        Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides to you.

  3. VOTE BY MAIL

        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251. Your proxy card must be received by                        , 2007.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

        If you would like to reduce the costs incurred by EXCO Resources, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.001 per share (the "Common Stock"), and 7.0% Cumulative Convertible Perpetual Preferred Stock, par value $.001 per share (the "Convertible Preferred Stock"), of EXCO Resources, Inc. held of record by the undersigned on                        , 2007 at the annual meeting of shareholders to be held at             [a.m./p.m.] local time on                        , 2007 at [the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas] or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: (i) for shares of Common Stock for Proposals 1 through 6 and (ii) for shares of Preferred Stock for Proposals 4 through 6.

        The Board of Directors recommends that the shareholders vote FOR each of the proposals. Please review carefully the proxy statement delivered with this Proxy.

1.
Holders of Common Stock only.    Proposal to elect Douglas H. Miller, Stephen F. Smith, Jeffrey D. Benjamin, Earl E. Ellis, Robert H. Niehaus, Boone Pickens and Robert Stillwell as directors to the Board of Directors, each for a one-year term.

☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

(Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

2.
Holders of Common Stock only.    Proposal to consider and vote upon a proposal to approve (i) the designations, preferences, limitations and relative rights set forth on Annex III of the Statements of Designation of our Series A-1 and Series A-2 Hybrid Preferred Stock, including the convertibility of the Hybrid Preferred Stock into shares of our common stock, par value $0.001 per share; (ii) the issuance of shares of our common stock upon the conversion of such shares of Hybrid Preferred Stock; and (iii) the removal of the restrictions on conversion price adjustments for our Series A-1, Series A-2, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock set forth in Section 10 of the Statement of Designation for each such series of 7.0% Cumulative Convertible Perpetual Preferred Stock.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

3.
Holders of Common Stock only.    If the shareholders do not approve proposal 2 above, to consider and vote upon a proposal to remove the restrictions on conversion price adjustments for our Series A-1, Series A-2, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock set forth in Section 10 of the Statement of Designation for each such series of 7.0% Cumulative Convertible Perpetual Preferred Stock.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

4.
Proposal to consider and vote upon a proposal to amend the EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by                        shares.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

5.
Proposal to consider and vote upon an amendment to EXCO's Third Amended and Restated Articles of Incorporation to increase the total number of shares of authorized capital stock from 260,000,000 to 360,000,000, 350,000,000 shares of which will be common stock, par value $0.001 per share, and 10,000,000 shares of which will be preferred stock, par value $0.001 per share.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

6.
Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

        The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

Dated , 2007
Signature
Signature (if held jointly)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.